UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of registrant as specified in charter)

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606-4302

(Address of principal executive offices) (Zip code)

David G. Van Hooser	Christopher P. Harvey, Esq.
HARBOR FUNDS	DECHERT LLP
111 South Wacker Drive, 34th Floor	200 Clarendon Street – 27th Floor
Chicago, Illinois 60606-4302	Boston, MA 02116-5021
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

ITEM 1 – REPORTS TO STOCKHOLDERS

The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Semi-Annual Report

April 30, 2012

Domestic Equity Funds

	Institutional Class	Administrative Class	Investor Class

Growth

Harbor Capital Appreciation Fund	HACAX	HRCAX	HCAIX

Harbor Mid Cap Growth Fund	HAMGX	HRMGX	HIMGX

Harbor Small Cap Growth Fund	HASGX	HRSGX	HISGX

Value

Harbor Large Cap Value Fund	HAVLX	HRLVX	HILVX

Harbor Mid Cap Value Fund	HAMVX	HRMVX	HIMVX

Harbor Small Cap Value Fund	HASCX	HSVRX	HISVX

This document must be preceded or accompanied by a Prospectus.

Harbor Domestic Equity Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2012. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2012
	Institutional Class	Administrative Class	Investor Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	14.19%	14.07%	13.98%
Harbor Mid Cap Growth Fund	10.40	10.18	10.18
Harbor Small Cap Growth Fund	8.78	8.66	8.45
VALUE FUNDS
Harbor Large Cap Value Fund	12.94%	12.82%	12.70%
Harbor Mid Cap Value Fund	11.96	11.84	11.81
Harbor Small Cap Value Fund	11.08	10.93	10.88

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2012
Wilshire 5000 Total Market IndexSM; entire U.S. stock market	12.44%
Standard & Poor’s 500 Index (S&P 500); large cap, domestic equity	12.77
Russell 1000® Growth Index; large cap, domestic equity	14.13
Russell Midcap® Growth Index; mid cap, domestic equity	12.26
Russell 2000® Growth Index; small cap, domestic equity	10.58
Russell 1000® Value Index; large cap, domestic equity	11.62
Russell Midcap® Value Index; mid cap, domestic equity	11.48
Russell 2000® Value Index; small cap, domestic equity	11.47

1

Harbor Domestic Equity Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2008*	2009*	2010*	2011*	2012[a]
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.67%	0.69%	0.68%	0.66%	0.66%	1.03%
Administrative Class	0.92	0.94	0.93	0.91	0.91	1.26
Investor Class	1.05	1.06	1.05	1.03	1.03	1.31
Harbor Mid Cap Growth Fund
Institutional Class	0.87%	0.90%	0.87%	0.85%	0.85%	1.09%
Administrative Class	1.12	1.15	1.12	1.10	1.10	1.36
Investor Class	1.25	1.26	1.24	1.22	1.22	1.39
Harbor Small Cap Growth Fund
Institutional Class	0.84%	0.88%	0.85%	0.84%	0.84%	1.22%
Administrative Class	1.09	1.13	1.10	1.09	1.09	1.52
Investor Class	1.21	1.25	1.22	1.21	1.21	1.57
Harbor Large Cap Value Fund
Institutional Class	0.68%	0.71%	0.68%	0.68%	0.68%	0.92%
Administrative Class	0.93	0.96	0.93	0.93	0.93	1.22
Investor Class	1.05	1.07	1.07	1.05	1.05	1.26
Harbor Mid Cap Value Fund
Institutional Class	0.95%	0.98%	0.95%	0.95%	0.95%	1.01%
Administrative Class	1.20	1.23	1.20	1.20	1.20	1.33
Investor Class	1.32	1.35	1.32	1.32	1.32	1.35
Harbor Small Cap Value Fund
Institutional Class	0.84%	0.87%	0.85%	0.84%	0.85%	1.16%
Administrative Class	1.09	1.12	1.10	1.09	1.10	1.53
Investor Class	1.22	1.24	1.22	1.21	1.22	1.58

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2012 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons include all actively managed no-load funds that charge 12b-1 fees in the April 30, 2012 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Unaudited annualized figures for the six-month period ended April 30, 2012.

2

Letter from the Chairman

David G. Van Hooser Chairman

Dear Fellow Shareholder:

U.S. equities had a very strong first calendar quarter of 2012, propelling major domestic equity indices to double-digit gains for the fiscal first half ended April 30. Optimism about growth, albeit slow, in the U.S. economy, decent corporate earnings, and the hope that the European debt crisis could be contained contributed to the very strong first calendar quarter returns. In April, the optimism of the first calendar quarter faded and domestic equity indices declined, as U.S. economic growth was even slower than expected and the European debt crisis continued to worsen.

The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 12.44% in the fiscal first half. U.S. equities had double-digit gains across all capitalization ranges, with large cap stocks outperforming mid cap and small cap stocks. U.S. growth stocks outpaced value in large cap and mid cap, while small cap value shares outperformed small cap growth.

Harbor Domestic Equity Funds

Five of Harbor’s six domestic equity funds recorded double-digit returns for the fiscal first half, with three of the funds outperforming their benchmarks and three funds trailing. Harbor Capital Appreciation Fund (Institutional Class) returned 14.19%, slightly outperforming its benchmark, the Russell 1000® Growth Index of large cap domestic growth stocks, by 6 basis points, or 0.06 percentage points. Harbor Large Cap Value Fund (Institutional Class) returned 12.94% and outperformed its Russell 1000® Value Index benchmark by 132 basis points. With a return of 11.96%, Harbor Mid Cap Value Fund (Institutional Class) outpaced its benchmark, the Russell Midcap® Value Index, by 48 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2012
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market Index (entire U.S. stock market)	12.44%	3.31%	1.56%	5.54%	11.36%
S&P 500 Index (large cap stocks)	12.77	4.76	1.01	4.71	11.51
Russell Midcap® Index (mid cap stocks)	11.87	-0.03	2.19	8.03	12.88
Russell 2000® Index (small cap stocks)	11.02	-4.25	1.45	6.19	10.35
Russell 3000® Growth Index	13.86	6.26	4.04	5.23	10.41
Russell 3000® Value Index	11.61	0.61	-1.63	4.93	11.96

International & Global
MSCI EAFE (ND) Index (foreign stocks)	2.44%	-12.82%	-4.72%	5.42%	9.39%
MSCI World (ND) Index (global stocks)	7.54	-4.63	-1.78	4.96	9.81
MSCI EM Index (emerging markets)	3.93	-12.61	3.46	13.92	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	-5.45%	-19.42%	-3.08%	5.45%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	6.45%	5.15%	7.77%	8.89%	N/A
Barclays Capital US Aggregate Bond Index (domestic bonds)	2.44	7.54	6.37	5.71	8.79%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.01	0.05	1.14	1.89	4.95

International Equity, Strategic Markets, and Fixed Income

International and global equities had positive returns for the fiscal first half, although such returns trailed U.S. equities. Stocks in developed international markets, as measured by the MSCI EAFE (ND) Index, returned 2.44%, while the MSCI EM Index of emerging markets shares gained 3.93%. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 7.54%. (All international and global returns are in U.S. dollars.) The lower returns in equity markets outside the U.S. reflected continuing concerns about weak global growth.

With weaker global demand, commodity prices declined. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on physical commodities, had a return of -5.45%.

3

Major fixed income indices had positive returns in the fiscal first half. The broad taxable investment-grade bond market in the U.S. had a return of 2.44%, while U.S. high-yield bonds returned 6.45%. Most fixed income indices outperformed U.S. Treasurys. Money market returns remained negligible under the Federal Reserve’s accommodative monetary policy.

New Manager

The Harbor Funds Board of Trustees appointed Aristotle Capital Management, LLC as subadviser to Harbor Large Cap Value Fund effective May 25, 2012. Aristotle succeeds Cohen & Steers Capital Management, Inc., which had served as subadviser since June 2007. We are pleased to welcome Aristotle to the Harbor Funds team. At the same time, we wish to thank Cohen & Steers for their dedicated service to Harbor Large Cap Value Fund shareholders.

Invest for the Long Term

Fiscal year 2012 has already produced significant market volatility. The positive sentiment in the middle of the fiscal first half has been replaced by a more uncertain tone over the last couple of months. In strong and weak markets, there are always potential headwinds and tailwinds. It is not possible for even experienced investors to predict consistently which way the markets will move in the short term. While market conditions may change, investing fundamentals remain. At Harbor Funds, we encourage all investors to focus on the long term and to construct a portfolio of stocks, bonds, and cash that is consistent with your financial goals and your tolerance for risk. The diversification provided by a balanced asset allocation of stocks, bonds, and cash helps to lower volatility and reduce risk. Over the longer term, an effective asset allocation plan can help you achieve your financial goals.

Thank you for your investment in Harbor Funds.

June 26, 2012

David G. Van Hooser

Chairman

4

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue

New York, NY 10017

PORTFOLIO MANAGER

Spiros Segalas

Since 1990

Jennison has subadvised the Fund since 1990.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks

Spiros Segalas

Management’s Discussion of Fund Performance

MARKET REVIEW

The U.S. economy found firmer footing in the six months ended April 30, 2012, with employment, manufacturing activity, consumer sentiment, and the housing market showing signs of improvement. While the pace of economic growth remained subpar, the resilience of the U.S. economy was noteworthy in light of the magnitude of global macroeconomic issues and gridlock in Washington. Europe’s sovereign debt crisis was a major contributor to volatility in equity markets worldwide as sentiment swung dramatically from hope of resolution, to despair as hopes were dashed, to relief that the first steps toward solving the problem had been taken.

PERFORMANCE

Harbor Capital Appreciation Fund advanced 14.19% (Institutional Class), 14.07% (Administrative Class), and 13.98% (Investor Class) for the first half of fiscal 2012, performing essentially in line with the Russell 1000® Growth Index benchmark, which rose 14.13%. Every sector in the benchmark rose, with gains largest in the Consumer Discretionary, Information Technology, and Financials sectors. From a longer-term perspective, the Fund outperformed the benchmark for the 12 months and 5 years ended April 30. (The Fund’s Institutional Class shares also outperformed the index for the 10 years ended April 30, while the other share classes do not yet have a 10-year history.)

Individual stocks based on business fundamentals drive construction of the Fund. Information Technology holdings contributed most to Fund returns for the last six months, as Apple, MasterCard, and LinkedIn posted strong gains, more than offsetting declines in Oracle and Juniper Networks. Apple’s financial results beat expectations by a wide margin on continued robust sales of iPhones, iPads, and Mac computers. The company’s announcement that it will begin paying a quarterly stock dividend was likewise well received. We believe Apple’s creativity and innovation in product development, design, and marketing will continue to drive share gains. MasterCard’s revenues and earnings exceeded consensus forecasts significantly, driven by stronger-than-anticipated processing revenue. We believe the company stands to benefit from the ongoing secular shift from paper money to electronic credit and debit transactions. LinkedIn’s global online professional network provides what we consider unique access to a scale database of active and passive job candidates. We believe the company business model alters the talent-recruiting market and gives LinkedIn pricing power and the potential to expand into adjacent markets such as temporary staffing. Detracting from Fund returns, enterprise software company Oracle reported lower-than-expected earnings and revenue. Despite a favorable product cycle and management’s confidence in the business pipeline, Juniper faced macroeconomic spending headwinds in both the service provider and enterprise markets. The company makes Internet protocol routers for private and public access networks.

In the Consumer Discretionary sector, Starbucks benefited from strong domestic and international growth and enthusiasm about its expanding presence in the premium single-cup coffee market. Priceline.com’s earnings and revenue surpassed expectations, as domestic and international gross bookings grew at an accelerated pace. We believe Priceline is poised to benefit from the long-term migration to online travel spending, especially in Europe and Asia, where lower market penetration offers greater early-stage growth opportunities. Luxury jeweler Tiffany was a detractor in the sector, reporting what we consider disappointing comparable-store sales. With its strong market position and

5

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Apple Inc.	6.4%
Amazon.com Inc.	2.8%
MasterCard Inc.	2.7%
EMC Corp.	2.5%
Starbucks Corp.	2.4%
Precision Castparts Corp.	2.1%
Nike Inc.	2.0%
Google Inc.	1.9%
Novo Nordisk AS ADR	1.9%
International Business Machines Corporation	1.8%

global brand, the company has expanded overseas, particularly in Europe and Asia. Another luxury goods retailer, LVMH Moet Hennessy Louis Vuitton, declined on concerns that demand in developing Asia, especially China, would wane as economic growth slowed. We eliminated the Fund’s position in LVMH.

Security selection and an underweighted position were beneficial in Consumer Staples. Estée Lauder’s strong revenues and earnings were fueled by successful product launches and increased market penetration, particularly in emerging markets.

In Health Care, Novo Nordisk and Alexion Pharmaceuticals were noteworthy contributors to return. Novo Nordisk, the world’s biggest maker of insulin, benefited from structural growth in the diabetes market, which we believe will be fueled by a rapid increase in cases of the disease, an increase in patients being diagnosed, earlier onset of insulin treatment, continued conversion from human to modern insulins, and intensified treatment programs. Alexion’s key product, Soliris, treats two rare, genetic, and potentially life-threatening blood disorders: paroxysmal nocturnal hemoglobinuria (PNH) and atypical hemolytic uremic syndrome (aHUS). The company is aggressively pursuing opportunities in other autoimmune and inflammatory disease settings with high unmet medical needs.

Financials holdings, including Morgan Stanley, detracted from relative return, reflecting in part exposure to businesses deemed most likely to be affected by new financial regulation.

The Fund’s sector allocations were largely stable over the latest six months. Relative to the Russell 1000® Growth Index, the Fund remained overweight in the Consumer Discretionary, Health Care, and Information Technology sectors, and underweight in Consumer Staples, Industrials, Energy, and Materials.

OUTLOOK AND STRATEGY

Uncertainty appears to be moderating as more investors conclude that persistent global economic challenges are being addressed responsibly. We believe China, where authorities have tempered stimulative measures, remains an engine of global growth. Attempts to strike an appropriate balance between growth and benign inflation appear to be succeeding. In Europe, sovereign debt-related issues continue, but the worst-case scenarios that upended markets last year appear to have become improbable. Investors appear more confident that last year’s skirmishes among euro-zone member states resulted in solid first steps toward solving the problems. In the U.S., employment is increasing steadily. The housing market is stabilizing, with pockets of improvement. Corporations remain cautious but with reason.

Certainly, risks remain. The macroeconomic challenges in Europe will take many years to resolve, this fall’s presidential election promises to be contentious, and the year-end expiration of various tax measures could affect incomes. The economy appears resilient, though, setting a favorable backdrop for continued market advances.

We have constructed a portfolio of companies with differentiated products and market opportunities that we believe should drive aggregate earnings growth in the mid to high teens this year and next. That would be well above projected S&P 500 Index profit growth over the same period.

This report contains the current opinions of Jennison Associates LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Capital Appreciation Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2012

Cusip	411511504

Ticker	HACAX

Inception Date	12/29/1987

Net Expense Ratio	0.66%[a,b]

Total Net Assets (000s)	$14,569,480

ADMINISTRATIVE CLASS

Fund #	2212

Cusip	411511827

Ticker	HRCAX

Inception Date	11/01/2002

Net Expense Ratio	0.91%[a,b]

Total Net Assets (000s)	$614,142

INVESTOR CLASS

Fund #	2412

Cusip	411511819

Ticker	HCAIX

Inception Date	11/01/2002

Net Expense Ratio	1.03%[a,b]

Total Net Assets (000s)	$1,247,142

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 28, 2013.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$78,182		$116,809

Price/Earning Ratio (P/E)	27.4x		18.9x

Price/Book Ratio (P/B)	5.4x		5.1x

Beta vs. Russell 1000® Growth Index	1.05		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	19%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

7

Harbor Capital Appreciation Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2002 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Capital Appreciation Fund
Institutional Class	14.19%	9.45%	5.17%	5.40%	12/29/1987	$84,635
Comparative Indices
Russell 1000® Growth Index	14.13%	7.26%	4.11%	5.16%	—	$82,694
S&P 500 Index	12.77%	4.76%	1.01%	4.71%	—	$79,194

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Capital Appreciation Fund
Administrative Class	14.07%	9.20%	4.91%	8.07%	11/01/2002	$20,903
Investor Class	13.98%	9.05%	4.78%	7.89%	11/01/2002	$20,565
Comparative Indices
Russell 1000® Growth Index	14.13%	7.26%	4.11%	7.65%	—	$20,137
S&P 500 Index	12.77%	4.76%	1.01%	7.04%	—	$19,088

As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Net) and 0.68% (Gross) (Institutional Class); 0.92% (Net) and 0.93% (Gross) (Administrative Class); and 1.04% (Net) and 1.05% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

8

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.5%)

COMMON STOCKS—98.5%

Shares		Value (000s)

AEROSPACE & DEFENSE—4.9%
2,923,582	Boeing Company	$224,531
1,969,815	Precision Castparts Corp.	347,416
2,762,819	United Technologies Corporation	225,557

		797,504

AUTO COMPONENTS—0.8%
1,765,457	BorgWarner Inc.*	139,542

AUTOMOBILES—1.8%
1,258,920	Bayerische Motoren Werke AG (GER)	119,739
3,505,680	Harley-Davidson Inc.	183,452

		303,191

BIOTECHNOLOGY—3.1%
2,067,812	Alexion Pharmaceuticals Inc.*	$186,765
2,946,846	Celgene Corporation*	214,884
2,704,509	Vertex Pharmaceuticals Inc.*	104,069

		505,718

CAPITAL MARKETS—2.3%
1,906,157	Goldman Sachs Group Inc.	219,494
8,903,936	Morgan Stanley	153,860

		373,354

CHEMICALS—1.7%
3,577,972	Monsanto Company	272,570

COMMUNICATIONS EQUIPMENT—2.1%
5,763,565	Juniper Networks Inc.*	123,513
3,557,738	Qualcomm Inc.	227,126

		350,639

COMPUTERS & PERIPHERALS—10.2%
1,786,607	Apple Inc.	1,043,807
14,837,920	EMC Corp.*	418,578
5,404,327	NetApp Inc.*	209,850

		1,672,235

CONSUMER FINANCE—1.2%
3,387,499	American Express Co.	203,961

ELECTRICAL EQUIPMENT—0.5%
733,162	Roper Industries Inc.	74,709

ENERGY EQUIPMENT & SERVICES—2.0%
2,315,257	National Oilwell Varco Inc.	175,404
2,088,825	Schlumberger Ltd.	154,865

		330,269

FOOD & STAPLES RETAILING—2.9%
2,863,071	Costco Wholesale Corporation	252,437
2,632,241	Whole Foods Market Inc.	218,660

		471,097

FOOD PRODUCTS—1.1%
2,138,076	Mead Johnson Nutrition Company	182,934

HEALTH CARE PROVIDERS & SERVICES—2.4%
2,950,582	Express Scripts Holding Co.*	164,613
4,023,199	UnitedHealth Group Inc.	225,902

		390,515

HOTELS, RESTAURANTS & LEISURE—6.0%
569,553	Chipotle Mexican Grill Inc.*	235,880
4,169,286	Dunkin’ Brands Group Inc.	134,960
420,062	Panera Bread Co. Cl. A*	66,336
6,938,013	Starbucks Corp.	398,103
2,160,448	Yum! Brands Inc.	157,130

		992,409

INTERNET & CATALOG RETAIL—4.5%
1,951,001	Amazon.com Inc.*	452,437
378,031	Priceline.com Inc.*	287,614

		740,051

INTERNET SOFTWARE & SERVICES—6.1%
1,999,185	Baidu Inc. ADR (CHN)*[1]	265,292
514,637	Google Inc.*	311,474
2,082,515	LinkedIn Corporation*	225,849
5,597,474	Tencent Holdings Ltd. (CHN)	175,254

9

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

INTERNET SOFTWARE & SERVICES—Continued
1,174,563	Youku.com Inc. ADR (CHN)*[1]	$28,236

		1,006,105

IT SERVICES—6.6%
1,329,842	Cognizant Technology Solutions Corporation*	97,504
1,430,042	International Business Machines Corporation	296,133
978,243	MasterCard Inc.	442,430
1,999,452	VISA Inc.	245,893

		1,081,960

LIFE SCIENCES TOOLS & SERVICES—2.1%
6,204,311	Agilent Technologies Inc.	261,698
1,883,774	Illumina Inc.*	83,884

		345,582

MEDIA—1.2%
4,393,729	Walt Disney Company	189,414

OIL, GAS & CONSUMABLE FUELS—3.7%
2,196,640	Anadarko Petroleum Corporation	160,816
1,411,734	Concho Resources Inc.*	151,310
1,401,233	EOG Resources Inc.	153,869
1,542,384	Occidental Petroleum Corporation	140,696

		606,691

PERSONAL PRODUCTS—1.6%
4,083,257	Estée Lauder Companies Inc.	266,841

PHARMACEUTICALS—6.0%
2,925,159	Allergan Inc.	280,815
4,318,245	Bristol-Myers Squibb Co.	144,100
2,152,141	Novo Nordisk AS ADR (DEN)[1]	316,408
2,495,564	Shire plc ADR (IE)[1]	243,467

		984,790

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.7%
4,179,916	American Tower Corp.	274,119

ROAD & RAIL—1.4%
1,994,980	Union Pacific Corporation	224,315

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.8%
3,306,557	Altera Corp.	117,614
2,720,193	ARM Holdings plc ADR (UK)[1]	68,903
3,090,108	Avago Technologies Ltd.	106,547

		293,064

SOFTWARE—6.4%
1,537,755	Intuit Inc.	89,143
5,272,676	Oracle Corp.	154,964

SOFTWARE—Continued
4,115,329	Red Hat Inc.*	$245,315
1,865,683	Salesforce.com Inc.*	290,543
49,600	Splunk Inc.*	1,684
2,433,456	VMware Inc.*	271,866

		1,053,515

SPECIALTY RETAIL—3.6%
2,591,148	Inditex SA (SP)	233,551
6,439,702	Lowe’s Cos. Inc.	202,658
1,142,804	Tiffany & Co.	78,236
1,966,718	TJX Cos. Inc.	82,032

		596,477

TEXTILES, APPAREL & LUXURY GOODS—8.2%
7,354,674	Burberry Group plc (UK)	177,279
2,647,524	Coach Inc.	193,693
1,371,088	Fossil Inc.*	179,160
2,841,327	Lululemon Athletica Inc.*	210,656
2,975,645	Nike Inc.	332,885
1,510,818	Ralph Lauren Corporation	260,269

		1,353,942

WIRELESS TELECOMMUNICATION SERVICES—0.6%
1,718,121	Crown Castle International Corp.*	97,263

TOTAL COMMON STOCKS (Cost $11,828,864)		16,174,776

SHORT-TERM INVESTMENTS—0.8%
(Cost $133,230)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$133,230	Repurchase Agreement with State Street Corporation dated April 30, 2012 due May 01, 2012 at 0.010% collateralized by U.S. Treasury Notes (market value $135,899)	133,230

TOTAL INVESTMENTS—99.3% (Cost $11,962,094)		16,308,006

CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		122,758

TOTAL NET ASSETS—100.0%		$16,430,764

10

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$797,504	$—	$—	$797,504
Auto Components	139,542	—	—	139,542
Automobiles	183,452	119,739	—	303,191
Biotechnology	505,718	—	—	505,718
Capital Markets	373,354	—	—	373,354
Chemicals	272,570	—	—	272,570
Communications Equipment	350,639	—	—	350,639
Computers & Peripherals	1,672,235	—	—	1,672,235
Consumer Finance	203,961	—	—	203,961
Electrical Equipment	74,709	—	—	74,709
Energy Equipment & Services	330,269	—	—	330,269
Food & Staples Retailing	471,097	—	—	471,097
Food Products	182,934	—	—	182,934
Health Care Providers & Services	390,515	—	—	390,515
Hotels, Restaurants & Leisure	992,409	—	—	992,409
Internet & Catalog Retail	740,051	—	—	740,051
Internet Software & Services	830,851	175,254	—	1,006,105
IT Services	1,081,960	—	—	1,081,960
Life Sciences Tools & Services	345,582	—	—	345,582
Media	189,414	—	—	189,414
Oil, Gas & Consumable Fuels	606,691	—	—	606,691
Personal Products	266,841	—	—	266,841
Pharmaceuticals	984,790	—	—	984,790
Real Estate Investment Trusts (REITs)	274,119	—	—	274,119
Road & Rail	224,315	—	—	224,315
Semiconductors & Semiconductor Equipment	293,064	—	—	293,064
Software	1,053,515	—	—	1,053,515
Specialty Retail	362,926	233,551	—	596,477
Textiles, Apparel & Luxury Goods	1,176,663	177,279	—	1,353,942
Wireless Telecommunication Services	97,263	—	—	97,263
Short-Term Investments
Repurchase Agreement	—	133,230	—	133,230

Total Investments	$15,468,953	$839,053	$—	$16,308,006

There were no material Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

CHN	China.

DEN	Denmark.

GER	Germany.

IE	Ireland.

SP	Spain.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

11

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

PORTFOLIO MANAGERS

Michael T. Carmen, CFA

Since 2005

Stephen Mortimer

Since 2010

Mario E. Abularach,

CFA

Since 2006

Wellington Management has subadvised the Fund since 2005.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid cap companies with significant capital appreciation potential

Michael T. Carmen

Management’s Discussion of Fund Performance

MARKET REVIEW

Global financial markets experienced high volatility leading into the first half of fiscal 2012. Following a difficult third quarter in calendar 2011, equity markets surged ahead in the fourth quarter and into 2012. Better-than-expected corporate earnings, generally improving economic data, and increasing consumer confidence reports pointed to a moderate recovery. The market’s positive momentum started to fade as employment numbers disappointed after a strong December-to-February period. In addition, the pace of U.S. GDP growth slowed to 2.2% in the first quarter of 2012, less than the 2.5% expected, as cutbacks in government spending and business investment offset a large gain in consumer spending.

The Russell Midcap® Growth Index recorded a return of 12.26%. Within the Index, all 10 sectors posted positive returns. Health Care, Telecommunication Services, and Consumer Discretionary were the strongest-performing sectors, while Energy and Utilities lagged.

PERFORMANCE

Harbor Mid Cap Growth Fund returned 10.40% (Institutional Class) and 10.18% (Administrative and Investor Classes) for the six months ended April 30, compared with the 12.26% return of its Russell Midcap® Growth benchmark. Stock selection and sector allocation decisions, a residual of the Fund’s bottom-up stock selection process, drove underperformance. Selection was weakest in the Consumer Discretionary and Consumer Staples sectors, and strongest in Information Technology and Health Care. An overweighted allocation to the Information Technology sector and an underweight in Materials hurt relative results.

Consumer Discretionary holding Deckers Outdoor, designer and marketer of fashion-oriented footwear, including the UGG and Teva proprietary brands, was the largest detractor from relative results. Shares underperformed as disappointing guidance and margin pressures from higher product costs led to a reduction in consensus earnings estimates. An unseasonably warm winter also hurt sales. Among Consumer Staples holdings, snack food company Diamond Foods was another significant detractor from relative and absolute performance. Shares declined due to unfavorable findings regarding accounting policies at the company and a failed attempt to acquire the Pringles brand. Also among the top detractors from relative and absolute results were Industrials sector holding DigitalGlobe, a digital-imaging products and service provider for defense, intelligence, and industrial applications; U.S. natural gas and oil producer Chesapeake Energy; and Health Care holding Allscripts Healthcare, a software solutions provider specializing in medical records.

Health Care holding SXC Health Solutions was the largest contributor to the Fund’s absolute and relative performance. Shares of the pharmacy benefit-management company rose after it announced plans to merge with competitor Catalyst Health Solutions. Our Industrials holding in North American equipment rental company United Rentals was also a significant positive contributor. Shares rose in response to the company’s acquisition of the second-largest rental operator, RSC Holdings. An improved revenue and earnings outlook also boosted the stock price. GNC Holdings, in the Consumer Discretionary sector, a leading specialty retailer of nutritional supplements and health and wellness products, and Financials sector holding Regions Financial were also among the top contributors to both relative and absolute results.

12

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Equinix Inc.	2.2%
Cadence Design Systems Inc.	2.0%
Edwards Lifesciences Corp.	2.0%
Salesforce.com Inc.	1.9%
Gen-Probe Inc.	1.8%
Hologic Inc.	1.8%
DSW Inc.	1.6%
GNC Holdings Inc.	1.6%
LinkedIn Corporation	1.6%
SXC Health Solutions Corporation	1.6%

OUTLOOK AND STRATEGY

Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, our relationships with quality management teams will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.

Based on the investment philosophy, our process utilizes bottom-up fundamental analysis in the context of an opportunistic approach to managing the Fund. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.

The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in an increase to the Information Technology and Consumer Discretionary sectors over the last six months; we reduced our exposure to Health Care from an overweight to an underweight. As of April 30, Information Technology was the Fund’s largest sector overweight relative to the benchmark, while the Materials and Consumer Staples sectors were the Fund’s most significant relative underweight exposures.

This report contains the current opinions of Wellington Management Company, LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

13

Harbor Mid Cap Growth Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2019

Cusip	411511876

Ticker	HAMGX

Inception Date	11/01/2000

Expense Ratio	0.85%[a]

Total Net Assets (000s)	$278,782

ADMINISTRATIVE CLASS

Fund #	2219

Cusip	411511793

Ticker	HRMGX

Inception Date	11/01/2002

Expense Ratio	1.10%[a]

Total Net Assets (000s)	$356,822

INVESTOR CLASS

Fund #	2419

Cusip	411511785

Ticker	HIMGX

Inception Date	11/01/2002

Expense Ratio	1.22%[a]

Total Net Assets (000s)	$35,516

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$6,158		$9,028

Price/Earning Ratio (P/E)	31.5x		24.1x

Price/Book Ratio (P/B)	4.3x		4.5x

Beta vs. Russell Midcap® Growth Index	1.09		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	57%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

14

Harbor Mid Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2002 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Mid Cap Growth Fund
Institutional Class	10.40%	-5.47%	2.82%	6.73%	11/01/2000	$95,877
Comparative Index
Russell Midcap® Growth	12.26%	0.78%	3.55%	7.50%	—	$103,036

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Mid Cap Growth Fund
Administrative Class	10.18%	-5.74%	2.54%	10.71%	11/01/2002	$26,284
Investor Class	10.18%	-5.90%	2.43%	10.57%	11/01/2002	$25,958
Comparative Index
Russell Midcap® Growth	12.26%	0.78%	3.55%	10.92%	—	$26,755

As stated in the Fund’s current prospectus, the expense ratios were 0.86% (Institutional Class); 1.11% (Administrative Class); and 1.23% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

15

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 3.2%)

COMMON STOCKS—96.8%

Shares		Value (000s)

AEROSPACE & DEFENSE—0.7%
399,609	DigitalGlobe Inc.*	$4,903

AIR FREIGHT & LOGISTICS—1.1%
185,670	Expeditors International of Washington Inc.	7,427

AIRLINES—0.6%
176,880	Spirit Airlines Inc.*	4,249

AUTO COMPONENTS—0.5%
165,000	Allison Transmission Holdings Inc.*	3,449

BIOTECHNOLOGY—0.9%
94,580	Amylin Pharmaceuticals Inc.*	2,451
45,090	Onyx Pharmaceuticals Inc.*	2,052
10,550	Regeneron Pharmaceuticals Inc.*	1,427

		5,930

CHEMICALS—1.0%
193,300	Methanex Corporation (CAN)	6,796

COMMERCIAL BANKS—2.0%
71,540	M&T Bank Corp.	6,172
1,064,010	Regions Financial Corporation	7,171

		13,343

COMMUNICATIONS EQUIPMENT—5.1%
75,800	Acme Packet Inc.*	2,128
393,480	Aruba Networks Inc.*	8,310
227,500	Ciena Corp.*	3,372
25,420	F5 Networks Inc.*	3,404
355,990	Finisar Corporation*	5,881
270,230	Juniper Networks Inc.*	5,791
258,350	Riverbed Technology Inc.*	5,097

		33,983

CONSTRUCTION & ENGINEERING—2.1%
362,170	AECOM Technology Corporation*	7,993
107,400	Fluor Corp.	6,202

		14,195

CONTAINERS & PACKAGING—0.9%
145,270	Ball Corp.	6,066

DIVERSIFIED CONSUMER SERVICES—0.6%
110,174	Sotheby’s	4,332

DIVERSIFIED FINANCIAL SERVICES—0.7%
97,800	BM&F Bovespa SA (BR)	550
283,902	Justice Holdings Ltd. (UK)*	3,985

		4,535

ELECTRICAL EQUIPMENT—1.1%
191,580	Polypore International Inc.*	7,156

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.8%
240,130	Jabil Circuit Inc.	5,631
170,900	Trimble Navigation Ltd.*	9,253
86,680	Universal Display Corporation*	3,898

		18,782

ENERGY EQUIPMENT & SERVICES—1.0%
121,210	Ensco plc ADR (UK)[1]	6,624

HEALTH CARE EQUIPMENT & SUPPLIES—7.6%
158,450	Edwards Lifesciences Corp.*	13,147
148,280	Gen-Probe Inc.*	12,092
104,910	HeartWare International Inc.*	8,179

16

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

HEALTH CARE EQUIPMENT & SUPPLIES—Continued
629,460	Hologic Inc.*	$12,035
9,050	Intuitive Surgical Inc.*	5,233

		50,686

HEALTH CARE TECHNOLOGY—1.6%
121,192	SXC Health Solutions Corporation (CAN)*	10,978

HOTELS, RESTAURANTS & LEISURE—1.8%
57,748	Buffalo Wild Wings Inc.*	4,842
227,240	Cheesecake Factory Inc.*	7,158

		12,000

HOUSEHOLD DURABLES—3.6%
215,320	DR Horton Inc.	3,521
170,840	Jarden Corporation	7,163
135,540	Lennar Corp.	3,760
378,500	Pulte Homes Inc.*	3,724
105,434	Tempur-Pedic International Inc.*	6,204

		24,372

INTERNET & CATALOG RETAIL—4.1%
13,769	Priceline.com Inc.*	10,476
217,917	Shutterfly Inc.*	6,782
280,170	TripAdvisor Inc*	10,509

		27,767

INTERNET SOFTWARE & SERVICES—4.9%
90,090	Equinix Inc.*	14,793
157,160	InterActive Corp.	7,567
98,420	LinkedIn Corporation*	10,674

		33,034

IT SERVICES—3.8%
115,551	Gartner Inc.*	5,061
289,220	Genpact Ltd.*	4,824
95,260	Teradata Corporation*	6,648
182,160	VeriFone Holdings Inc.*	8,678

		25,211

LEISURE EQUIPMENT & PRODUCTS—0.5%
134,970	Brunswick Corporation	3,548

LIFE SCIENCES TOOLS & SERVICES—1.4%
239,740	Parexel International Corporation*	6,459
36,240	Waters Corporation*	3,048

		9,507

MACHINERY—4.4%
211,980	Colfax Corporation*	7,184
42,350	Flowserve Corp.	4,867
128,630	Pall Corp.	7,668
119,211	WABCO Holdings Inc.*	7,514
66,920	Westport Innovations Inc. (CAN)*	2,094

		29,327

MEDIA—1.6%
246,880	DreamWorks Animation SKG Inc.*	4,446
2,917,520	Sirius XM Radio Inc.*	6,594

		11,040

METALS & MINING—0.3%
79,680	Molycorp Inc.*	2,156

OIL, GAS & CONSUMABLE FUELS—6.8%
25,001	Bumi plc (UK)*	211
240,060	Cabot Oil & Gas Corporation	8,436
158,830	Cobalt International Energy Inc.*	4,250

OIL, GAS & CONSUMABLE FUELS—Continued
284,571	Genel Energy plc (UK)*	$3,252
198,340	Karoon Gas Australia Ltd. (AUS)*	1,319
173,050	Newfield Exploration Co.*	6,212
60,720	Pioneer Natural Resources Co.	7,033
236,410	Southwestern Energy Company*	7,466
127,900	Whiting Petroleum Corp.	7,316

		45,495

PHARMACEUTICALS—1.1%
170,010	Auxilium Pharmaceuticals Inc.*	3,047
81,000	Salix Pharmaceuticals Ltd.*	4,001

		7,048

PROFESSIONAL SERVICES—1.1%
69,600	IHS Inc.*	7,034

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.0%
403,700	Host Hotels & Resorts Inc.	6,718

ROAD & RAIL—0.8%
307,900	Localiza Rent A Car Ltd. (BR)	5,258

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.3%
402,060	Cypress Semiconductors Corporation*	6,232
363,370	Skyworks Solutions Inc.*	9,862
171,280	Xilinx Inc.	6,231

		22,325

SOFTWARE—13.2%
551,920	Activision Blizzard Inc.	7,103
228,770	BroadSoft Inc.*	9,793
1,138,290	Cadence Design Systems Inc.*	13,284
162,370	Concur Technologies Inc.*	9,184
122,850	Fortinet Inc.*	3,209
176,240	Jive Software Inc.*	4,196
40,120	MicroStrategy Inc.*	5,608
110,110	Red Hat Inc.*	6,564
84,080	Salesforce.com Inc.*	13,094
164,630	Solera Holdings Inc.	7,398
50,100	Splunk Inc.*	1,701
216,570	TIBCO Software Inc.*	7,125

		88,259

SPECIALTY RETAIL—7.0%
188,910	DSW Inc.	10,628
341,770	Express Inc.*	8,073
272,364	GNC Holdings Inc.	10,638
128,520	Hibbett Sports Inc.*	7,675
97,992	The Children’s Place Retail Stores Inc.*	4,506
184,110	Urban Outfitters Inc.*	5,332

		46,852

TEXTILES, APPAREL & LUXURY GOODS—4.9%
37,460	Coach Inc.	2,740
120,440	Deckers Outdoor Corp.*	6,144
347,510	Hanesbrands Inc.*	9,807
77,280	PVH Corp.	6,862
1,646,100	Samsonite International SA (LUX)	3,175
160,300	Vera Bradley Inc.*	4,165

		32,893

TRADING COMPANIES & DISTRIBUTORS—0.9%
132,930	United Rentals Inc.*	6,205

TOTAL COMMON STOCKS (Cost $551,743)		649,483

17

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—2.2%
(Cost $15,093)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$15,093	Repurchase Agreement with Bank of America dated April 30, 2012 due May 01, 2012 at 0.160% collateralized by U.S. Treasury Notes (market value $15,395)	$15,093

TOTAL INVESTMENTS—99.0% (Cost $566,836)		664,576

CASH AND OTHER ASSETS, LESS LIABILITIES—1.0%		6,544

TOTAL NET ASSETS—100.0%		$671,120

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$4,903	$—	$—	$4,903
Air Freight & Logistics	7,427	—	—	7,427
Airlines	4,249	—	—	4,249
Auto Components	3,449	—	—	3,449
Biotechnology	5,930	—	—	5,930
Chemicals	6,796	—	—	6,796
Commercial Banks	13,343	—	—	13,343
Communications Equipment	33,983	—	—	33,983
Construction & Engineering	14,195	—	—	14,195
Containers & Packaging	6,066	—	—	6,066
Diversified Consumer Services	4,332	—	—	4,332
Diversified Financial Services	3,985	550	—	4,535
Electrical Equipment	7,156	—	—	7,156
Electronic Equipment, Instruments & Components	18,782	—	—	18,782
Energy Equipment & Services	6,624	—	—	6,624
Health Care Equipment & Supplies	50,686	—	—	50,686
Health Care Technology	10,978	—	—	10,978
Hotels, Restaurants & Leisure	12,000	—	—	12,000
Household Durables	24,372	—	—	24,372
Internet & Catalog Retail	27,767	—	—	27,767
Internet Software & Services	33,034	—	—	33,034
IT Services	25,211	—	—	25,211
Leisure Equipment & Products	3,548	—	—	3,548
Life Sciences Tools & Services	9,507	—	—	9,507
Machinery	29,327	—	—	29,327
Media	11,040	—	—	11,040
Metals & Mining	2,156	—	—	2,156
Oil, Gas & Consumable Fuels	40,713	4,782	—	45,495
Pharmaceuticals	7,048	—	—	7,048
Professional Services	7,034	—	—	7,034
Real Estate Investment Trusts (REITs)	6,718	—	—	6,718
Road & Rail	5,258	—	—	5,258
Semiconductors & Semiconductor Equipment	22,325	—	—	22,325
Software	88,259	—	—	88,259
Specialty Retail	46,852	—	—	46,852
Textiles, Apparel & Luxury Goods	29,718	3,175	—	32,893
Trading Companies & Distributors	6,205	—	—	6,205
Short-Term Investments
Repurchase Agreement	—	15,093	—	15,093

Total Investments	$640,976	$23,600	$—	$664,576

18

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a reconciliation of the Fund’s Level 3 investments during the period ended April 30, 2012.

Valuation Description	Beginning Balance at 11/01/2011 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss) [w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2012 (000s)
Common Stocks
Oil, Gas & Consumable Fuels	$7,369	$—	$—	$—	$—	$(83)	$(7,286)[h]	$—

There were no significant transfers between levels 1 and 2 during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

h	Transferred from Level 3 to Level 2 due to availability of observable market data for pricing input.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

AUS	Australia.

BR	Brazil.

CAN	Canada.

LUX	Luxembourg.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

19

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management Company, L.P.

One Financial Center

24th Floor

Boston, MA 02111

PORTFOLIO MANAGERS

William Muggia

Lead Portfolio Manager

Since 2000

Ethan Meyers, CFA

Since 2000

John Montgomery

Since 2011

Bruce Jacobs, CFA*

Since 2011

Hamlen Thompson

Since 2011

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth

*	Mr. Jacobs became a portfolio manager to Harbor Small Cap Growth Fund effective November 15, 2011. Mr. Jacobs has been a member of Westfield’s Investment Committee since 2004.

William Muggia

Ethan Meyers

John Montgomery

Bruce Jacobs

Hamlen Thompson

Management’s Discussion of Fund Performance

MARKET REVIEW

The last two months of calendar 2011 closed the tumultuous year on a tame note. A tug of war between negative headlines from the European credit markets and generally good economic news in the U.S. translated into flat returns for most domestic equity benchmarks. Market dynamics reversed sharply with the start of 2012, when a resilient domestic economy and accommodative monetary policy around the globe helped revive investor appetites for stocks. The strength was particularly evident within cyclical growth areas such as Industrials, Consumer Discretionary, and Materials, representing a shift away from the income-generating stocks that led the market during 2011. For the six months ended April 30, the advance within the universe of small capitalization stocks was broad-based. Importantly, the Financials sector, a persistent problem area in recent years, fully participated in the rally.

PERFORMANCE

Harbor Small Cap Growth Fund returned 8.78% (Institutional Class), 8.66% (Administrative Class), and 8.45% (Investor Class), for the six months ended April 30, underperforming the Russell 2000® Growth Index, which gained 10.58%. From a longer-term perspective, the Fund outperformed the index for the 5 years ended April 30. (The Fund’s Institutional Class shares also outperformed the index for the 10 years ended April 30, while the other share classes do not yet have a 10-year history.) Investments in the Materials sector generated the lion’s share of relative gains. The portfolio’s holdings in Information Technology and Industrials also provided an incremental performance benefit. However, overall performance results were held back by weakness in select portfolio holdings, most notably within Health Care and Consumer Discretionary.

The Materials sector contributed 207 basis points, or 2.07 percentage points, to relative results. Specialty chemicals producer Solutia was the sector’s top absolute and relative performer. In late January, the company announced it would be acquired by Eastman Chemical at a 42% premium to its market price. Shares of ethylene derivatives manufacturer Westlake Chemical, which we purchased at the end of calendar 2011, also augmented relative returns. Westlake is a U.S.-based petrochemical company that differentiates itself from European and Asian competitors by using ethane, rather than oil, as its feedstock.

The Information Technology sector added 79 basis points to relative returns. SolarWinds posted a 62.5% gain and was a major contributor. This enterprise IT management software provider has grown revenues at a 25% rate and has consistently beat consensus estimates for quarterly earnings. The most recent financial results demonstrated the company’s prowess in expanding into new product areas and geographical markets, while maintaining 50%-plus operating margins. Shares of on-demand talent management software solutions company Taleo were boosted by Oracle’s merger and acquisition activity on two occasions in the past six months. The stock surged late last fall when Oracle purchased Taleo’s competitor, RightNow Technologies, at a considerable premium to Taleo’s 2012 sales multiple. Then in February 2012, Taleo itself became Oracle’s target, accepting a $46-per-share acquisition offer.

20

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Titan International Inc.	2.8%
Mednax Inc.	2.5%
Team Health Holdings Inc.	2.5%
SolarWinds Inc.	2.3%
Arthrocare Corporation	2.2%
ICON plc ADR	2.2%
QLIK Technologies Inc.	2.2%
Stewart Enterprises Inc.	2.1%
United Therapeutics Corporation	2.1%
Triumph Group Inc.	2.0%

The portfolio’s holdings in Industrials provided 25 basis points to excess returns. In mid-January, Titan International, a manufacturer of wheels for off-highway vehicles, announced that it had signed a multi-year tire supply contract with equipment manufacturer Caterpillar. We view the partnership as reflective of the company’s market share gains and believe it could be the start of a positive long-term relationship between the companies. We have been overweight in Industrials for some time, and with China slowing and Europe likely in a recession, our positioning will most likely focus to a greater extent on the U.S. We initiated several new positions to take advantage of a potential recovery in the transportation and commercial construction markets.

Investments in the Health Care sector detracted 211 basis points from relative returns, resulting from by a pullback in some of our highest conviction holdings. Medical device company ArthroCare traded lower after reporting fourth quarter earnings and revenues below consensus expectations. Slight weakness in the company’s sports medicine and ear, nose, and throat (ENT) segments offset better-than-expected results in its original equipment manufacturing segment. The company also disclosed a new Department of Justice (DOJ) investigation related to its marketing practices. Although we believe the investigation will not amount to much, the news frustrated investors because ArthroCare was already in the midst of a DOJ investigation that had been initiated during the tenure of the company’s previous management team. We feel the company may be close to resolution of the first DOJ issue and, given its powerful free cash flow yield, we maintained our position in the stock. Sagent Pharmaceuticals, which develops pharmaceuticals with a specific emphasis on injectable products, missed analyst estimates on quarterly earnings due to increased investments. We added to the position because we believe Sagent is unusually well-positioned for the long term given its strong pipeline of new drugs and leadership within injectable pharmaceuticals.

Consumer Discretionary stocks detracted 127 basis points from relative results. The portfolio’s position in Tesla Motors was a disappointment. We sold the stock in mid-January after the company announced that both its chief engineer and director of chassis engineering for its Model S luxury car—both potentially key players in the company’s success—had resigned. Shares of Stewart Enterprises lagged behind its counterparts within the specialized consumer services sub-industry. The company is one of the leading providers of funeral and cemetery services. Although its performance has been lackluster of late, we continue to believe in the stock’s appreciation potential given favorable demographics and industry consolidation trends in the U.S.

OUTLOOK AND STRATEGY

An equity market consolidation is not unlikely, in our view, given the torrid advance experienced in the first three months of calendar 2012. Indeed, anemic fund flows into equity mutual funds would suggest that the average investor remains bearish on the outlook for U.S. stocks. We believe, however, that stock market valuations remain reasonable, earnings growth for U.S. corporations will be steady, and that increasing evidence of cyclical traction in housing, construction, and capital spending should provide a positive backdrop for equities. With the dividend yield on the S&P 500 Index greater than that of the 10-year U.S. Treasury note, we believe that equities look far more attractive than fixed income alternatives. While risk of exogenous shocks persist—such as an intensifying of the European financial crisis or an oil shock from Middle East conflict—we believe that the balance of risks favors further upside in U.S. stocks and that a fundamentals-driven investment process can deliver excess returns in this environment.

This report contains the current opinions of Westfield Capital Management Company, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

21

Harbor Small Cap Growth Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2010

Cusip	411511868

Ticker	HASGX

Inception Date	11/01/2000

Expense Ratio	0.84%[a]

Total Net Assets (000s)	$493,452

ADMINISTRATIVE CLASS

Fund #	2210

Cusip	411511769

Ticker	HRSGX

Inception Date	11/01/2002

Expense Ratio	1.09%[a]

Total Net Assets (000s)	$1,112

INVESTOR CLASS

Fund #	2410

Cusip	411511777

Ticker	HISGX

Inception Date	11/01/2002

Expense Ratio	1.21%[a]

Total Net Assets (000s)	$23,724

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$1,958		$1,543

Price/Earning Ratio (P/E)	23.1x		25.9x

Price/Book Ratio (P/B)	3.0x		3.8x

Beta vs. Russell 2000® Growth Index	1.05		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	29%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

22

Harbor Small Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2002 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Small Cap Growth Fund
Institutional Class	8.78%	-8.70%	3.83%	6.48%	11/01/2000	$93,712
Comparative Index
Russell 2000® Growth	10.58%	-4.42%	3.27%	6.06%	—	$90,019

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Small Cap Growth Fund
Administrative Class	8.66%	-8.84%	3.59%	9.27%	11/01/2002	$23,206
Investor Class	8.45%	-9.07%	3.44%	9.10%	11/01/2002	$22,863
Comparative Index
Russell 2000® Growth	10.58%	-4.42%	3.27%	10.29%	—	$25,341

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Institutional Class); 1.10% (Administrative Class) and 1.22% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

23

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.7%)

COMMON STOCKS—97.3%

Shares		Value (000s)

AEROSPACE & DEFENSE—3.8%
335,440	Hexcel Corporation*	$9,184
168,650	Triumph Group Inc.	10,595

		19,779

AIR FREIGHT & LOGISTICS—1.3%
109,590	HUB Group Inc.*	3,836
176,250	XPO Logistics Inc.*	2,927

		6,763

AUTO COMPONENTS—1.6%
268,321	Tenneco Inc.*	8,272

BIOTECHNOLOGY—3.4%
473,714	Idenix Pharmaceuticals Inc.*	4,155
35,030	Medivation Inc.*	2,833

BIOTECHNOLOGY—Continued
242,900	United Therapeutics Corporation*	$10,627

		17,615

CAPITAL MARKETS—0.6%
277,937	FXCM Inc.	3,219

CHEMICALS—5.9%
79,830	Georgia Gulf Corporation*	2,830
348,617	Kraton Performance Polymers Inc.*	9,064
355,590	Solutia Inc.	10,078
136,095	Westlake Chemical Corporation	8,703

		30,675

COMMERCIAL BANKS—2.6%
389,540	East West Bancorp Inc.	8,870
336,997	Umpqua Holdings Corporation	4,462

		13,332

COMMERCIAL SERVICES & SUPPLIES—2.1%
206,470	Progressive Waste Solutions Ltd. (CAN)	4,472
734,442	Steelcase Inc. Cl. A	6,346

		10,818

COMMUNICATIONS EQUIPMENT—1.5%
80,610	ADTRAN Inc.	2,460
643,142	Emulex Corporation*	5,583

		8,043

CONSUMER FINANCE—1.3%
376,209	DFC Global Corp.*	6,576

DIVERSIFIED CONSUMER SERVICES—2.6%
66,960	Sotheby’s	2,633
1,737,053	Stewart Enterprises Inc.	10,978

		13,611

ENERGY EQUIPMENT & SERVICES—5.1%
107,890	Oil States International Inc.*	8,586
298,240	Rowan Companies Inc.*	10,298
277,000	Superior Energy Services Inc.*	7,457

		26,341

HEALTH CARE EQUIPMENT & SUPPLIES—7.1%
461,855	Arthrocare Corporation*	11,528
429,998	Masimo Corporation*	9,516
213,367	Orthofix International NV (NET)*	8,795
412,797	Quidel Corporation*	6,819

		36,658

HEALTH CARE PROVIDERS & SERVICES—6.0%
737,080	Health Management Associates Inc.*	5,307
182,140	Mednax Inc.*	12,794
605,778	Team Health Holdings Inc.*	13,048

		31,149

HOTELS, RESTAURANTS & LEISURE—1.7%
275,609	Cheesecake Factory Inc.*	8,682

INSURANCE—2.0%
313,590	Validus Holdings Ltd. (BM)	10,192

INTERNET SOFTWARE & SERVICES—1.5%
104,791	CoStar Group Inc.*	7,638

24

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

IT SERVICES—3.0%
359,163	Higher One Holdings Inc.*	$5,664
415,743	MoneyGram International Inc.*	7,001
242,590	WNS Holdings Ltd. ADR (IND)*[1]	2,700

		15,365

LIFE SCIENCES TOOLS & SERVICES—2.2%
510,779	ICON plc ADR (IE)*[1]	11,329

MACHINERY—7.3%
128,655	CLARCOR Inc.	6,178
237,479	Colfax Corporation*	8,048
53,786	Gardner Denver Inc.	3,504
253,910	Rexnord Corp.*	5,606
500,377	Titan International Inc.	14,456

		37,792

OIL, GAS & CONSUMABLE FUELS—3.5%
271,907	Alpha Natural Resources Inc.*	4,386
398,380	Matador Resources Company*	4,613
387,370	Tesoro Corporation*	9,006

		18,005

PAPER & FOREST PRODUCTS—1.0%
295,141	KapStone Paper and Packaging Corporation*	5,330

PHARMACEUTICALS—1.5%
432,785	Sagent Pharmaceuticals Inc.*	7,786

PROFESSIONAL SERVICES—3.6%
220,270	Corporate Executive Board Co.	9,113
271,551	Huron Consulting Group Inc.*	9,569

		18,682

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.1%
199,805	LaSalle Hotel Properties	5,876

ROAD & RAIL—3.9%
525,022	Avis Budget Group Inc.*	6,909
529,210	Heartland Express Inc.	7,319
565,939	Swift Transportation Corporation*	5,937

		20,165

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.7%
274,827	ATMI Inc.*	5,774
160,180	Cavium Inc.*	4,687
222,750	Cirrus Logic Inc.*	6,099

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
563,460	Fairchild Semiconductor International Inc.*	$7,984

		24,544

SOFTWARE—8.3%
540,836	Cadence Design Systems Inc.*	6,312
388,150	Fortinet Inc.*	10,138
334,942	Net 1 UEPS Technologies Inc. (S. AFR)*	2,947
395,900	QLIK Technologies Inc.*	11,406
259,793	SolarWinds Inc.*	12,187

		42,990

SPECIALTY RETAIL—3.6%
370,939	Finish Line Inc.	8,257
302,428	Rent-A-Center Inc.	10,346

		18,603

TRADING COMPANIES & DISTRIBUTORS—3.5%
189,145	Beacon Roofing Supply Inc.*	5,048
97,655	Titan Machinery Inc.*	3,479
137,495	Watsco Inc.	9,893

		18,420

TOTAL COMMON STOCKS (Cost $426,189)		504,250

SHORT-TERM INVESTMENTS—2.7%
(Cost $14,246)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$14,246	Repurchase Agreement with State Street Corporation dated April 30, 2012 due May 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $14,532)	14,246

TOTAL INVESTMENTS—100.0% (Cost $440,435)		518,496

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		(208)

TOTAL NET ASSETS—100.0%		$518,288

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $14,246 are classified as Level 2. All other holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

25

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

BM	Bermuda.

CAN	Canada.

IE	Ireland.

IND	India.

NET	Netherlands.

S. AFR South Africa.

The accompanying notes are an integral part of the Financial Statements.

26

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Cohen & Steers Capital Management, Inc.

280 Park Avenue

10th Floor

New York, NY 10017

PORTFOLIO MANAGER

Richard E. Helm, CFA

Since 2007

Cohen & Steers has subadvised the Fund

since 2007.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks

Richard E. Helm

Management’s Discussion of Fund Performance

MARKET REVIEW

The first half of fiscal 2012 was favorable for equities, with the Russell 1000® Value Index posting a total return of 11.62%, compared with 12.77% for the S&P 500 Index. It was not all smooth sailing, however; data pointing to an improving economic outlook were offset in April by renewed concerns about the European debt crisis and slower growth in China.

Equities got off to an uneasy start in November but market concerns were soon eased by strong Christmas sales, an upward revision in third-quarter 2011 GDP estimates, and improving employment figures. In addition, the European Central Bank implemented the first of two rescue packages in December (the second came in February), indicating its determination to stem the continent’s debt crisis.

The rally continued through the first calendar quarter of 2012, with the S&P 500 posting its strongest first quarter since 1998. There was a noticeable lack of drama in those three months—none of the negative shocks we had seen a year earlier with the Arab Spring uprisings and earthquakes in Japan. In a welcome change, upbeat progress reports suggested that the U.S. economic recovery was self-sustaining. April ushered in modest declines, with stocks underperforming fixed income markets amid softer U.S. economic data, renewed concerns over Europe’s sovereign debt crisis, and questions about the efficacy of the continent’s austerity measures.

Over the six months as a whole, optimistic investors moved away from defensive sectors in favor of more economically-sensitive groups, many of which were attractively valued. The Financials sector, which had a total return of 15.3% in the Russell 1000® Value Index, rebounded after years of battering. In March, 15 of 19 U.S. banks passed stress tests, and a number raised dividends upon receiving approval from the Federal Reserve. (Notably, Citigroup, in a strategic error, was too aggressive with its assumptions and will be required to resubmit a more conservative plan.)

The Consumer Discretionary group (+17.4%) benefited as consumers ventured back into stores and entertainment venues. Information Technology companies (+10.4%), which have long struggled with weak PC sales, saw an increase in data-center server demand and growth in smartphone and tablet sales. Apple’s remarkable performance and dividend announcement—its first in 17 years—was another factor.

Defensive sectors, including Utilities (+4.9%) and Consumer Staples companies (+9.0%), lagged the index. Energy (+3.0%) tracked the price of oil, which spiked over concerns about Iran and then slipped as high prices, slower global growth, and geopolitical shifts dampened demand.

PERFORMANCE

Harbor Large Cap Value Fund outperformed its benchmark for the fiscal first half. The Fund returned 12.94% (Institutional Class), 12.82% (Administrative Class), and 12.70% (Investor Class) for the six months ended April 30, compared with the 11.62% return of the Russell 1000® Value Index. The Fund also outperformed the index for the 12 months and 5 years ended April 30.

27

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Chevron Corporation	3.5%
JP Morgan Chase & Co.	3.3%
Exxon Mobil Corporation	2.8%
Qualcomm Inc.	2.7%
UnitedHealth Group Inc.	2.6%
Walt Disney Company	2.3%
Wells Fargo & Company	2.3%
Prudential Financial Inc.	2.2%
U.S. Bancorp.	2.2%
General Electric Co.	2.1%

Stock selection within the Utilities, Consumer Staples, and Financials sectors contributed to relative return, although our underweight in Financials partly offset that benefit. On a stock-specific basis, our out-of-index investments in Apple and Ross Stores gave the Fund a big lift. Our allocation to Visa was also beneficial.

Stock selection within the Materials and Industrials groups was detrimental, as were our investments in Oracle and Symantec, which are not in the index. Oracle plunged when its second fiscal quarter results failed to meet expectations. The news was taken as evidence that companies are spending less on software, and weighed on shares of other Information Technology companies.

OUTLOOK AND STRATEGY

We believe the economic data still point to expansion, but are modest both in absolute terms and relative to previous recoveries. Many stocks are still attractively valued, in our view, and we believe they have the potential to advance in the coming months. At the same time we are watchful of global economic developments, particularly in Europe and the Middle East. We also recognize that a winding down of monetary stimulus (such as the Federal Reserve’s Operation Twist program) could create headwinds.

Broadly speaking, we expect to see additional increases in the number of dividend payers; Apple has opened the door for other Technology companies, a sector that historically has had a relatively low proportion of dividend-paying companies. We are also seeing solid dividend increases among Industrials companies.

Our view on the Financials sector is balanced. On one hand, revenue growth has been anemic and low interest rates continue to put pressure on net interest margins. However, we believe that valuations are reasonable, capital positions have strengthened, credit is better, and companies are starting to return capital to shareholders through dividends and share buybacks.

This report contains the current opinions of Cohen & Steers Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

28

Harbor Large Cap Value Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2013

Cusip	411511603

Ticker	HAVLX

Inception Date	12/29/1987

Net Expense Ratio	0.68%[a,b]

Total Net Assets (000s)	$268,977

ADMINISTRATIVE CLASS

Fund #	2213

Cusip	411511751

Ticker	HRLVX

Inception Date	11/01/2002

Net Expense Ratio	0.93%[a,b]

Total Net Assets (000s)	$21,501

INVESTOR CLASS

Fund #	2413

Cusip	411511744

Ticker	HILVX

Inception Date	11/01/2002

Net Expense Ratio	1.05%[a,b]

Total Net Assets (000s)	$9,175

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2013.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$98,643		$77,466

Price/Earning Ratio (P/E)	15.3x		16.7x

Price/Book Ratio (P/B)	2.5x		1.8x

Beta vs. Russell 1000® Value Index	0.90		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	9%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

29

Harbor Large Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2002 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Large Cap Value Fund
Institutional Class	12.94%	3.07%	-0.29%	3.49%	12/29/1987	$70,436
Comparative Index
Russell 1000® Value	11.62%	1.03%	-1.73%	4.83%	—	$80,161
Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Large Cap Value Fund
Administrative Class	12.82%	2.83%	-0.54%	6.21%	11/01/2002	$17,725
Investor Class	12.70%	2.68%	-0.67%	6.02%	11/01/2002	$17,419
Comparative Index
Russell 1000® Value	11.62%	1.03%	-1.73%	7.23%	—	$19,398

As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Net) and 0.71% (Gross) (Institutional Class); 0.93% (Net) and 0.96% (Gross) (Administrative Class); and 1.05% (Net) and 1.08% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

30

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.3%)

COMMON STOCKS—97.7%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.2%
41,200	General Dynamics Corporation	$2,781
19,300	L-3 Communications Holdings Inc.	1,419
25,300	Lockheed Martin Corporation	2,291

		6,491

AIR FREIGHT & LOGISTICS—1.0%
37,800	United Parcel Service Inc.	2,954

AUTO COMPONENTS—0.7%
62,400	Johnson Controls Inc.	1,995

BEVERAGES—0.7%
31,400	PepsiCo Inc.	2,072

BIOTECHNOLOGY—0.5%
22,100	Amgen Inc.	1,572

CAPITAL MARKETS—3.0%
128,600	Bank of New York Mellon Corporation	3,041
24,000	Franklin Resources Inc.	3,012
25,400	Goldman Sachs Group Inc.	2,925

		8,978

CHEMICALS—2.4%
41,800	Dow Chemical Co.	1,416
64,800	Potash Corporation of Saskatchewan Inc. (CAN)	2,753
8,200	Syngenta AG (SWS)	2,875

		7,044

COMMERCIAL BANKS—6.0%
95,700	Comerica Inc.	3,064
19,300	Toronto - Dominion Bank Group Inc. (CAN)	1,630
202,700	U.S. Bancorp.	6,521
202,500	Wells Fargo & Company	6,770

		17,985

COMMUNICATIONS EQUIPMENT—3.0%
38,700	Cisco Systems Inc.	780
127,000	Qualcomm Inc.	8,108

		8,888

COMPUTERS & PERIPHERALS—1.3%
6,400	Apple Inc.	3,739

CONSUMER FINANCE—1.6%
78,300	American Express Co.	4,714

DIVERSIFIED FINANCIAL SERVICES—5.5%
225,200	Bank of America Corporation	1,826
145,500	Citigroup Inc.	4,807
228,700	JP Morgan Chase & Co.	9,830

		16,463

DIVERSIFIED TELECOMMUNICATION SERVICES—1.8%
166,800	AT&T Inc.	5,489

ELECTRIC UTILITIES—1.8%
85,900	NextEra Energy Inc.	5,528

ELECTRICAL EQUIPMENT—1.5%
87,700	Emerson Electric Co.	4,608

ENERGY EQUIPMENT & SERVICES—1.0%
41,500	Schlumberger Ltd.	3,077

FOOD & STAPLES RETAILING—3.1%
41,200	Costco Wholesale Corporation	3,633
129,300	CVS Caremark Corporation	5,769

		9,402

31

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

HEALTH CARE EQUIPMENT & SUPPLIES—1.7%
93,400	Covidien plc	$5,159

HEALTH CARE PROVIDERS & SERVICES—3.1%
44,800	Patterson Companies Inc.	1,527
137,800	UnitedHealth Group Inc.	7,738

		9,265

HOTELS, RESTAURANTS & LEISURE—2.6%
20,800	Carnival Corp.	676
57,000	McDonald’s Corporation	5,554
28,600	Tim Hortons Inc. (CAN)	1,651

		7,881

HOUSEHOLD PRODUCTS—1.6%
76,800	Procter & Gamble Company	4,888

INDUSTRIAL CONGLOMERATES—2.5%
314,500	General Electric Co.	6,158
13,677	Siemens AG ADR (GER)[1]	1,270

		7,428

INSURANCE—4.5%
61,700	Chubb Corporation	4,509
77,600	HCC Insurance Holdings Inc.	2,480
105,700	Prudential Financial Inc.	6,399

		13,388

IT SERVICES—1.8%
44,000	VISA Inc.	5,411

MACHINERY—0.5%
29,800	Eaton Corporation	1,436

MEDIA—3.4%
38,500	News Corp.	755
33,500	Time Warner Cable Inc.	2,695
157,100	Walt Disney Company	6,772

		10,222

METALS & MINING—0.8%
34,700	BHP Billiton Ltd. (AUS)	1,288
23,300	Newmont Mining Corporation	1,110

		2,398

MULTI-UTILITIES—3.6%
51,500	PG&E Corporation	2,275
37,300	Sempra Energy	2,415
161,600	Wisconsin Energy Corp.	5,953

		10,643

MULTILINE RETAIL—0.7%
39,400	Nordstrom Inc.	2,201

OIL, GAS & CONSUMABLE FUELS—11.5%
35,000	Apache Corporation	3,358
97,800	Chevron Corporation	10,422
64,500	Devon Energy Corporation	4,505
96,900	Exxon Mobil Corporation	8,366
67,000	Marathon Petroleum Corporation	2,788
56,000	Occidental Petroleum Corporation	5,108

		34,547

PHARMACEUTICALS—7.8%
85,400	Abbott Laboratories	5,300
68,100	Johnson & Johnson	4,433
145,500	Merck & Co. Inc.	5,709
238,400	Pfizer Inc.	5,467

PHARMACEUTICALS—Continued
51,300	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	$2,346

		23,255

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.5%
38,300	Annaly Capital Management Inc.	625
49,000	Equity Residential	3,010
24,954	Simon Property Group Inc.	3,883

		7,518

ROAD & RAIL—0.9%
38,600	Norfolk Southern Corporation	2,815

SOFTWARE—3.8%
41,400	Microsoft Corporation	1,326
202,600	Oracle Corp.	5,954
247,100	Symantec Corp.*	4,082

		11,362

SPECIALTY RETAIL—2.0%
26,700	PetSmart Inc.	1,556
49,100	Ross Stores Inc.	3,024
22,500	Tiffany & Co.	1,540

		6,120

TEXTILES, APPAREL & LUXURY GOODS—0.5%
14,100	Nike Inc.	1,577

TOBACCO—1.6%
53,200	Philip Morris International Inc.	4,762

TRADING COMPANIES & DISTRIBUTORS—0.6%
63,345	Finning International Inc. (CAN)	1,770

WIRELESS TELECOMMUNICATION SERVICES—2.6%
53,200	China Mobile Ltd. ADR (CHN)[1]	2,944
1,743,500	Vodafone Group plc (UK)	4,826

		7,770

TOTAL COMMON STOCKS (Cost $242,837)		292,815

SHORT-TERM INVESTMENTS—2.3%
(Cost $6,833)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$6,833	Repurchase Agreement with State Street Corporation dated April 30, 2012 due May 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $6,970)	6,833

TOTAL INVESTMENTS—100.0% (Cost $249,670)		299,648

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		5

TOTAL NET ASSETS—100.0%		$299,653

32

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$6,491	$—	$—	$6,491
Air Freight & Logistics	2,954	—	—	2,954
Auto Components	1,995	—	—	1,995
Beverages	2,072	—	—	2,072
Biotechnology	1,572	—	—	1,572
Capital Markets	8,978	—	—	8,978
Chemicals	4,169	2,875	—	7,044
Commercial Banks	17,985	—	—	17,985
Communications Equipment	8,888	—	—	8,888
Computers & Peripherals	3,739	—	—	3,739
Consumer Finance	4,714	—	—	4,714
Diversified Financial Services	16,463	—	—	16,463
Diversified Telecommunication Services	5,489	—	—	5,489
Electric Utilities	5,528	—	—	5,528
Electrical Equipment	4,608	—	—	4,608
Energy Equipment & Services	3,077	—	—	3,077
Food & Staples Retailing	9,402	—	—	9,402
Health Care Equipment & Supplies	5,159	—	—	5,159
Health Care Providers & Services	9,265	—	—	9,265
Hotels, Restaurants & Leisure	7,881	—	—	7,881
Household Products	4,888	—	—	4,888
Industrial Conglomerates	7,428	—	—	7,428
Insurance	13,388	—	—	13,388
IT Services	5,411	—	—	5,411
Machinery	1,436	—	—	1,436
Media	10,222	—	—	10,222
Metals & Mining	1,110	1,288	—	2,398
Multi-Utilities	10,643	—	—	10,643
Multiline Retail	2,201	—	—	2,201
Oil, Gas & Consumable Fuels	34,547	—	—	34,547
Pharmaceuticals	23,255	—	—	23,255
Real Estate Investment Trusts (REITs)	7,518	—	—	7,518
Road & Rail	2,815	—	—	2,815
Software	11,362	—	—	11,362
Specialty Retail	6,120	—	—	6,120
Textiles, Apparel & Luxury Goods	1,577	—	—	1,577
Tobacco	4,762	—	—	4,762
Trading Companies & Distributors	1,770	—	—	1,770
Wireless Telecommunication Services	2,944	4,826	—	7,770
Short-Term Investments
Repurchase Agreement	—	6,833	—	6,833

Total Investments	$283,826	$15,822	$—	$299,648

There were no material Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

AUS	Australia.

CAN	Canada.

CHN	China.

GER	Germany.

IL	Israel.

SWS	Switzerland.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

33

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

155 North Wacker Drive Suite 4600

Chicago, IL 60606

PORTFOLIO MANAGERS

Josef Lakonishok, Ph.D.

Since 2004

Menno Vermeulen, CFA

Since 2004

Puneet Mansharamani, CFA

Since 2006

LSV has subadvised the Fund since 2004.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers

Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Management’s Discussion of Fund Performance

MARKET REVIEW

Mid cap stocks returned nearly 12% for the fiscal first half as global equity markets were relatively calm following a period of significant volatility in the middle of calendar year 2011. After enduring the budget impasse and subsequent downgrade of U.S. debt and the renewed European debt crisis during the third quarter last year, markets bounced back with a particularly good first quarter of calendar 2012. For the six months ended April 30, the Russell Midcap® Index finished up 11.87%. Value stocks modestly trailed growth stocks as the Russell Midcap® Value Index advanced 11.48% compared to 12.26% for the Russell Midcap® Growth Index.

Equity markets benefited from generally positive economic news and a stabilization of the European sovereign debt crisis. Employment data continued to improve with the unemployment rate falling to 8.1% by the end of April even though the number of jobs created in recent months fell short of expectations. Consumer spending also showed signs of improvement due in part to improving employment numbers. Corporate earnings remained robust with many firms expanding profitability and exceeding analyst expectations. At the end of April, first quarter earnings for companies in the S&P 500 Index were on track to post the third-best quarter in the S&P 500’s history. Not all economic news was positive, though, as housing numbers remained mixed and gasoline prices spiked. Home values continued to fall in many areas of the country and gas prices rose to nearly $5 per gallon before declining somewhat by the end of April.

There was a reversal in sector leadership as many areas that had struggled over the preceding six months did well in the fiscal first half, outperforming sectors that had previously held up. For instance, Materials returned over 18% after having fallen 18% in the previous six months, while Utilities were up just 5% after having led the index over the prior six months with a 4% gain in a down market. Other sectors experiencing positive turnarounds included Financials, Industrials, and Technology.

PERFORMANCE

Harbor Mid Cap Value Fund rose 11.96% (Institutional Class), 11.84% (Administrative Class), and 11.81% (Investor Class), for the six months ended April 30, 2012, slightly ahead of the 11.48% return of the Russell Midcap® Value benchmark. As noted above, value stocks lagged somewhat; this had a modestly negative impact on the Fund’s performance given our deep value style. Sector allocations, which are primarily a result of our stock-selection process, had a positive impact on the Fund’s performance relative to the index.

Our underweight to Utilities and overweight to Materials had a positive impact on performance. Stock selection also added value, particularly in the Financials and Technology sectors. Top performers in the Fund included Technology holdings Seagate Technology and Convergys, Delphi Financial Group and Protective Life in the Financials sector, as well as Eastman Chemical and Gap. We sold Delphi Financial Group as the stock became less attractive from a valuation perspective as a result of its strong performance. We also trimmed our positions in Eastman Chemical and Protective Life. Detractors included Hess Corp, R.R. Donnelley, RadioShack, Entergy and Tower Group.

34

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Ameriprise Financial Inc.	2.0%
CA Inc.	1.8%
L-3 Communications Holdings Inc.	1.6%
American Electric Power Company Inc.	1.5%
Entergy Corporation	1.5%
Safeway Inc.	1.5%
Valero Energy plc	1.5%
Gap Inc.	1.4%
Aetna Inc.	1.3%
Hospitality Properties Trust	1.3%

OUTLOOK AND STRATEGY

Our portfolio decision making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential and (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.

Sector weightings are a residual of our bottom-up stock selection process subject to minimum and maximum exposures to sectors and industries. Relative to the benchmark, the Fund is overweighted in Technology names and underweighted in REITs, Utilities, and Industrials. The most significant changes in relative sector weights over the last six months were a decrease in Energy and an increase in Consumer Staples and Technology stocks. We sold several stocks in the Energy sector including Atwood Oceanics and Complete Production Services. New positions in the Fund included Kohls, Kroger, Discover Financial Services, and Huntsman.

Even though the Fund posted a double-digit return for the latest six months, it remains attractively positioned from a valuation standpoint. As of April 30, the portfolio traded at 9.7x forward earnings compared to 14.0x for the Russell Midcap® Value benchmark, 1.2x book compared to 1.5x for the benchmark, and 5.8x cash flow compared to 8.8x for the index. The Fund is yielding 2.5%. As mentioned above, companies have continued to post very strong earnings, which have helped fuel the market advance. We believe that strong earnings combined with very attractive valuations should bode well for equities going forward. Even if earnings growth slows, any P/E expansion off the current low levels would help the market to achieve higher returns. However, there is ample uncertainty in the near term that could have a negative impact on markets, with Europe struggling with its debt crisis and slowing growth, upcoming elections around the globe, and governments at the federal and state levels addressing fiscal issues in the U.S.

This report contains the current opinions of LSV Asset Management at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

35

Harbor Mid Cap Value Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2023

Cusip	411511835

Ticker	HAMVX

Inception Date	03/01/2002

Net Expense Ratio	0.95%[a,b]

Total Net Assets (000s)	$68,726

ADMINISTRATIVE CLASS

Fund #	2223

Cusip	411511728

Ticker	HRMVX

Inception Date	11/01/2002

Net Expense Ratio	1.20%[a,b]

Total Net Assets (000s)	$1,133

INVESTOR CLASS

Fund #	2423

Cusip	411511736

Ticker	HIMVX

Inception Date	11/01/2002

Net Expense Ratio	1.32%[a,b]

Total Net Assets (000s)	$3,378

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2013.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$7,787		$8,474

Price/Earning Ratio (P/E)	12.8x		18.9x

Price/Book Ratio (P/B)	1.4x		1.7x

Beta vs. Russell Midcap® Value Index	1.07		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	20%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

36

Harbor Mid Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2002 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Mid Cap Value Fund
Institutional Class	11.96%	-3.18%	-0.34%	4.55%	03/01/2002	$78,028
Comparative Index
Russell Midcap® Value	11.48%	-0.81%	0.50%	7.95%	—	$107,453

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Mid Cap Value Fund
Administrative Class	11.84%	-3.40%	-0.57%	7.38%	11/01/2002	$19,669
Investor Class	11.81%	-3.56%	-0.70%	7.26%	11/01/2002	$19,452
Comparative Index
Russell Midcap® Value	11.48%	-0.81%	0.50%	10.86%	—	$26,613

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 1.08% (Gross) (Institutional Class); 1.20% (Net) and 1.33% (Gross) (Administrative Class); and 1.32% (Net) and 1.45% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

37

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.7%)

COMMON STOCKS—98.3%

Shares		Value (000s)

AEROSPACE & DEFENSE—3.8%
6,700	Exelis Inc.	$77
16,200	L-3 Communications Holdings Inc.	1,191
11,400	Northrop Grumman Corporation	722
15,200	Raytheon Co.	823

		2,813

AUTO COMPONENTS—2.7%
12,800	Autoliv Inc.	803
9,900	Lear Corporation	411
16,800	TRW Automotive Holdings Corporation*	768

		1,982

BEVERAGES—0.5%
13,300	Coca-Cola Enterprises Inc.	401

CAPITAL MARKETS—2.9%
27,200	Ameriprise Financial Inc.	1,475
13,400	State Street Corporation	619

		2,094

CHEMICALS—2.6%
5,500	Ashland Inc.	362
14,800	Eastman Chemical Company	799
35,900	Huntsman Corporation	508
2,300	Stepan Company	209

		1,878

COMMERCIAL BANKS—5.1%
29,700	Banco Latinoamericano de Comercio Exterior SA (PA)	619
10,700	East West Bancorp Inc.	244
56,700	Fifth Third Bancorp.	807
106,000	Huntington Bancshares Inc.	709
103,300	KeyCorp	830
4,800	PNC Financial Services Group Inc.	318
36,000	Regions Financial Corporation	243

		3,770

COMMERCIAL SERVICES & SUPPLIES—0.5%
28,200	R.R. Donnelley & Sons Company	353

COMMUNICATIONS EQUIPMENT—1.3%
6,900	Comtech Telecommunications Corp.	213
15,500	Harris Corporation	706

		919

COMPUTERS & PERIPHERALS—2.5%
16,100	Lexmark International Inc.	485
28,300	Seagate Technology plc (IE)	870
12,900	Western Digital Corporation*	501

		1,856

CONSTRUCTION & ENGINEERING—1.3%
16,500	Tutor Perini Corporation*	251
16,300	URS Corporation	673

		924

CONSUMER FINANCE—2.2%
7,900	Capital One Financial Corporation	438
23,600	Discover Financial Services	800
13,700	Nelnet Inc.	354

		1,592

CONTAINERS & PACKAGING—1.3%
53,300	Boise Inc.	407
12,500	Owens-Illinois Inc.*	291
4,600	Rock-Tenn Company	287

		985

38

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRIC UTILITIES—4.7%
10,400	Ameren Corporation	$341
28,700	American Electric Power Company Inc.	1,115
16,800	Entergy Corporation	1,101
34,000	Portland General Electric Company	878

		3,435

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.7%
22,600	Ingram Micro Inc.*	440
20,500	TE Connectivity Ltd. (SWS)	747
9,900	Tech Data Corporation*	533
23,300	Vishay Intertechnology Inc.*	261

		1,981

ENERGY EQUIPMENT & SERVICES—0.3%
6,900	Superior Energy Services Inc.*	186

FOOD & STAPLES RETAILING—2.8%
30,600	Kroger Co.	712
53,100	Safeway Inc.	1,080
41,600	SUPERVALU Inc.	247

		2,039

FOOD PRODUCTS—3.9%
21,400	Archer Daniels Midland Company	660
4,000	Bunge Ltd. (BM)	258
20,000	Chiquita Brands International Inc.*	170
3,500	Corn Products International Inc.	200
14,900	Fresh Del Monte Produce Inc.	345
35,900	Smithfield Foods Inc.*	753
24,900	Tyson Foods Inc.	454

		2,840

GAS UTILITIES—1.6%
18,100	Atmos Energy Corporation	590
18,700	UGI Corporation	545

		1,135

HEALTH CARE EQUIPMENT & SUPPLIES—2.0%
59,300	Boston Scientific Corp.*	371
9,000	Greatbatch Inc.*	210
13,900	Zimmer Holdings Inc.	875

		1,456

HEALTH CARE PROVIDERS & SERVICES—3.8%
22,400	Aetna Inc.	986
11,200	CIGNA Corporation	518
13,200	Coventry Health Care Inc.	396
6,100	Health Net Inc.*	217
28,200	Kindred Healthcare Inc.*	272
10,500	LifePoint Hospitals Inc.*	410

		2,799

HOTELS, RESTAURANTS & LEISURE—0.7%
7,300	Bob Evans Farms Inc.	279
38,700	Ruby Tuesday Inc.*	263

		542

HOUSEHOLD DURABLES—1.4%
15,500	American Greetings Corporation	248
12,300	Newell Rubbermaid Inc.	224
9,100	Whirlpool Corporation	583

		1,055

INSURANCE—10.7%
7,400	Aflac Inc.	333
4,900	Allied World Assurance Co Holdings Ltd.	352

INSURANCE—Continued
18,300	Allstate Corporation	$610
16,900	American Equity Investment Life Holding Company	207
16,600	American Financial Group Inc.	646
13,300	Aspen Insurance Holdings Ltd. (BM)	377
7,400	Chubb Corporation	541
200	Delphi Financial Group Inc.	9
7,500	Endurance Specialty Holdings Ltd. (BM)	301
5,700	Everest Re Group Ltd.	565
26,700	Hartford Financial Services Group Inc.	549
17,300	Horace Mann Educators Corporation	304
16,400	Lincoln National Corporation	406
4,900	PartnerRE Ltd. (BM)	341
13,400	Principal Financial Group	371
8,400	Protective Life Corporation	246
5,800	StanCorp Financial Group Inc.	223
24,000	Tower Group Inc.	518
17,100	Unum Group	406
17,400	Validus Holdings Ltd. (BM)	565

		7,870

IT SERVICES—1.7%
15,500	Computer Sciences Corporation	435
44,800	Convergys Corporation*	599
16,400	SAIC Inc.	199

		1,233

MACHINERY—2.8%
15,100	AGCO Corp.*	703
7,600	Navistar International Corporation*	258
4,400	Parker Hannifin Corp.	386
12,600	Timken Company	712

		2,059

MEDIA—1.7%
11,600	Dish Network Corporation*	371
48,300	Gannett Inc.	668
48,300	Journal Communications Inc.*	202

		1,241

METALS & MINING—0.8%
9,200	Cliffs Natural Resources Inc.	573

MULTI-UTILITIES—2.7%
14,900	CMS Energy Corporation	343
6,600	DTE Energy Co.	372
26,500	Public Service Enterprise Group Inc.	825
23,800	TECO Energy Inc.	429

		1,969

MULTILINE RETAIL—3.3%
13,600	Dillard’s Inc.	878
16,400	Kohl’s Corp.	822
17,600	Macy’s Inc.	722

		2,422

OFFICE ELECTRONICS—0.8%
71,500	Xerox Corporation	556

OIL, GAS & CONSUMABLE FUELS—5.5%
12,300	Hess Corp.	641
13,400	Marathon Oil Corporation	393
14,600	Murphy Oil Corporation	803
18,300	Tesoro Corporation*	426
57,200	USEC Inc.*	48

39

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
44,500	Valero Energy plc	$1,099
31,600	W&T Offshore Inc.	625

		4,035

PAPER & FOREST PRODUCTS—1.5%
6,700	Domtar Corporation	586
15,200	International Paper Co.	506

		1,092

PHARMACEUTICALS—1.2%
8,200	Endo Pharmaceuticals Holdings Inc.*	288
14,200	Par Pharmaceutical Companies Inc.*	601

		889

REAL ESTATE INVESTMENT TRUSTS (REITs)—7.7%
75,100	Brandywine Realty Trust	891
50,300	CBL & Associates Properties Inc.	937
21,950	CommonWealth REIT	412
35,500	Hospitality Properties Trust	979
78,900	Lexington Realty Trust	702
56,700	MFA Financial Inc.	418
17,000	PennyMac Mortgage Investment Trust	345
47,000	Sunstone Hotel Investors Inc.	479
43,100	Two Harbors Investment Corp.	451

		5,614

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.2%
72,500	Amkor Technology Inc.*	375
45,300	Fairchild Semiconductor International Inc.*	642
7,200	KLA-Tencor Corp.	375
15,900	Marvell Technology Group Ltd.*	239

		1,631

SOFTWARE—1.8%
50,000	CA Inc.	1,321

SPECIALTY RETAIL—2.7%
27,900	GameStop Corp.	$635
34,800	Gap Inc.	992
20,500	Radioshack Corporation	106
14,100	Stage Stores Inc.	215

		1,948

TEXTILES, APPAREL & LUXURY GOODS—0.2%
12,900	The Jones Group Inc.	145

THRIFTS & MORTGAGE FINANCE—0.1%
12,100	Hudson City Bancorp Inc.	85

TOBACCO—0.3%
5,300	Universal Corporation	243

TOTAL COMMON STOCKS (Cost $71,315)		71,961

SHORT-TERM INVESTMENTS—0.3%
(Cost $257)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$257	Repurchase Agreement with State Street Corporation dated April 30, 2012 due May 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $266)	257

TOTAL INVESTMENTS—98.6% (Cost $71,572)		72,218

CASH AND OTHER ASSETS, LESS LIABILITIES—1.4%		1,019

TOTAL NET ASSETS—100.0%		$73,237

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $257 are classified as Level 2. All other holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda.

IE	Ireland.

PA	Panama.

SWS	Switzerland.

The accompanying notes are an integral part of the Financial Statements.

40

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree Street NE

Suite 2300

Atlanta, GA 30309

PORTFOLIO MANAGER

Paul Viera

Since 2001

EARNEST Partners has subadvised the Fund since its inception in 2001.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks

Paul Viera

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equity markets were positive for the fiscal first half, recouping much of the loss suffered in the prior six months. Small cap value stocks, as measured by the Russell 2000® Value Index, rose 11.47%, performing roughly in line with the domestic large cap value market and significantly outperforming broader international index returns. During April, U.S. equity markets reached their highest levels since the market bottomed in 2009; the NASDAQ Composite Index actually hit a decade high. An additional notable change from calendar 2011 was a sharp decrease in volatility. Through the first four months of calendar 2012, the Dow Jones Industrial Average did not close up or down by more than 2% for a single day, versus more than 30 same-day swings of more than 2% in 2011.

Market gains for the fiscal first half were driven in part by incremental improvement in the U.S. economy, along with moderating fears regarding the European debt crisis. The European Central Bank announced that it would lend more than €500 billion to financial institutions in the region, reducing liquidity risk for euro-zone banks. In March, Greece moved forward with a debt restructuring that paved the way for additional international aid.

The U.S. economy grew 1.7% in calendar 2011, accelerating in the fourth quarter to a 3.0% gain before slowing to 2.2% in the first quarter of 2012. Increased manufacturing activity, inventory buildup, and consumer spending contributed to the GDP expansion late in 2011. Employment continued to improve, with the unemployment rate declining to 8.3%, while the housing market exhibited some tentative signs of improvement, particularly in the West and Northeast. The average new-home sale price rose by more than 7% in March, reaching a 15-month high. Existing-home sales declined 2.6%, but inventory continued to be meaningfully down on a year-over-year basis. Retail sales and consumer spending expanded early in calendar 2012, but businesses ratcheted back on the inventory build that helped drive GDP growth in the fourth quarter of 2011.

In a follow-up to its 2009 analysis, the Federal Reserve released results of its most recent stress test. The report showed that 15 of the 19 financial institutions tested showed capacity to survive a hypothetical financial crisis. The announcement cleared a path for most of the tested institutions to proceed with returning capital to investors in the form of dividends and share buybacks, providing a boost to the overall Financials sector.

Despite some positive economic indicators, worries persist, similar to the pattern in early 2011, that the rebound may not sustain itself. U.S. consumers are feeling the pressure of higher gasoline prices, which reached nearly $5 per gallon in March before easing slightly in April. Although still strong relative to the rest of the world, GDP growth in the emerging markets has slowed. Despite a seemingly less frantic crisis in Europe, borrowing costs remained elevated, particularly in Spain, and austerity measures have resulted in an economic contraction across much of Europe.

PERFORMANCE

Harbor Small Cap Value Fund rose 11.08% (Institutional Class), 10.93% (Administrative Class), and 10.88% (Investor Class), for the six months ended April 30, 2012, compared with the 11.47% return of the Russell 2000® Value benchmark. From a longer-term perspective, the Fund outperformed the index for the 12 months and 5 years ended April 30. (The Fund’s Institutional Class shares also outperformed the index for the 10 years ended April 30, while the other share classes do not yet have a 10-year history.)

Consistent with our bottom-up investment approach, individual stock returns for the latest six months were strong across much of the portfolio. Stock selection offset the

41

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Core Laboratories NV	3.7%
PVH Corp.	3.3%
Timken Company	2.8%
Amerigroup Corporation	2.7%
Lufkin Industries Inc.	2.7%
Oneok Inc.	2.6%
Valspar Corporation	2.6%
Hexcel Corporation	2.5%
Delphi Financial Group Inc.	2.4%
Raymond James Financial Inc.	2.4%

negative impact of the Fund’s below-benchmark position in the Financials sector, which was among the leading performers in the index, and an overweighted exposure in Energy, which was one of the benchmark’s weakest-performing sectors.

Shares of Information Technology sector holding Itron rose 11%. Itron is a leading supplier of electronic meters used by water, electric, and gas utilities; its automated meter-reading technology and software applications allow for real-time collection and analysis of resource usage. Itron is a leader in its industry and we believe it should continue to penetrate the market with products that reduce labor costs and provide for more efficient planning. Shares declined in 2011 as investors were concerned that in a still-difficult economic environment, utilities would be slow to upgrade to automated technology. However, the company has shown better-than-expected revenue growth, with non-U.S. markets, including Europe and South America, beginning to convert. Itron’s recent acquisition of Smart Synch now allows meter data to be transferred over cellular networks, further improving the efficiency of the process.

Health Care sector holding Cantel Medical, a provider of infection prevention and control products, returned 28%. Its products range from health care disposables and sterilizing agents to water purification and filtration systems. The company also reprocesses specialized medical devices. Hospital spending on infection prevention has continued to accelerate due to more-stringent regulations. As Cantel’s size and purchasing scale have increased, so have its gross margins, as evidenced by consensus-beating earnings reported for the company’s most recent quarter. The acquisition of Byrne Medical in the endoscopy segment was another key driver to Cantel’s revenue and earnings growth and has already been accretive to earnings.

Shares of Raymond James Financial rose 22%. Raymond James is a diversified financial services company engaged in financial planning, investment banking, and asset management. It avoided much of the peril that larger investment banks faced with respect to exposure to complex debt instruments and other risky securities. The company was able to actively recruit personnel during the financial crisis and, in our view, has emerged a stronger competitor. We believe that the firm’s acquisition of Morgan Keegan should drive earnings growth, through both an increase in the number of financial advisors and a more-established position in the public finance area. Raymond James has grown client assets by 50% since the financial crisis; as retail investors become less risk-averse and embrace equities again, we believe the company should have significant earnings upside.

OUTLOOK AND STRATEGY

As of April 30, 2012, the Fund was overweight relative to the benchmark in the Industrials, Energy, Health Care, Information Technology, and Telecommunications sectors and was underweight in Financials, Consumer Staples, and Consumer Discretionary. The Fund had a market weight in Utilities and Materials. These weightings are an outgrowth of our fundamental, bottom-up stock selection process.

In managing Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings-growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

42

Harbor Small Cap Value Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2022

Cusip	411511843

Ticker	HASCX

Inception Date	12/14/2001

Expense Ratio	0.85%[a]

Total Net Assets (000s)	$516,984

ADMINISTRATIVE CLASS

Fund #	2222

Cusip	411511710

Ticker	HSVRX

Inception Date	11/01/2002

Expense Ratio	1.10%[a]

Total Net Assets (000s)	$9,076

INVESTOR CLASS

Fund #	2422

Cusip	411511694

Ticker	HISVX

Inception Date	11/01/2002

Expense Ratio	1.22%[a]

Total Net Assets (000s)	$16,519

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$2,891		$1,180

Price/Earning Ratio (P/E)	17.7x		20.2x

Price/Book Ratio (P/B)	2.1x		1.5x

Beta vs. Russell 2000® Value Index	0.87		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	4%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

43

Harbor Small Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2002 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Small Cap Value Fund
Institutional Class	11.08%	-1.09%	1.41%	7.77%	12/14/2001	$105,688
Comparative Index
Russell 2000® Value	11.47%	-4.06%	-0.49%	6.07%	—	$90,153

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Small Cap Value Fund
Administrative Class	10.93%	-1.35%	1.15%	9.72%	11/01/2002	$24,124
Investor Class	10.88%	-1.43%	1.03%	9.54%	11/01/2002	$23,768
Comparative Index
Russell 2000® Value	11.47%	-4.06%	-0.49%	9.59%	—	$23,869

As stated in the Fund’s current prospectus, the expense ratios were 0.86% (Institutional Class); 1.11% (Administrative Class); and 1.23% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

44

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 8.1%)

COMMON STOCKS—91.9%

Shares		Value (000s)

AEROSPACE & DEFENSE—6.2%
255,000	AAR Corp.	$3,940
494,300	Hexcel Corporation*	13,534
184,798	Moog Inc.*	7,811
130,500	Teledyne Technologies Inc.*	8,433

		33,718

CAPITAL MARKETS—4.8%
282,473	Eaton Vance Corporation	7,429
340,800	Jefferies Group Inc.	5,429
361,368	Raymond James Financial Inc.	13,233

		26,091

CHEMICALS—4.3%
178,200	Scotts Miracle-Gro Company	9,338
271,400	Valspar Corporation	13,882

		23,220

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—3.0%
398,409	Trustmark Corporation	$10,139
226,400	United Bankshares Inc.	5,984

		16,123

COMMUNICATIONS EQUIPMENT—2.1%
897,219	Arris Group Inc.*	11,601

CONSTRUCTION & ENGINEERING—1.4%
185,900	URS Corporation	7,679

CONSUMER FINANCE—2.0%
235,169	Cash America International Inc.	10,994

ELECTRICAL EQUIPMENT—4.1%
332,700	EnerSys*	11,628
211,200	Franklin Electric Co. Inc.	10,592

		22,220

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—4.4%
334,902	Checkpoint Systems Inc.*	3,671
454,436	FLIR Systems Inc.	10,207
210,867	Itron Inc.*	8,603
21,100	Littelfuse Inc.	1,322

		23,803

ENERGY EQUIPMENT & SERVICES—8.7%
258,449	Bristow Group Inc.	12,625
145,800	Core Laboratories NV	19,972
190,624	Lufkin Industries Inc.	14,647

		47,244

GAS UTILITIES—6.1%
164,200	Oneok Inc.	14,103
188,869	South Jersey Industries Inc.	9,302
238,437	WGL Holdings Inc.	9,564

		32,969

HEALTH CARE EQUIPMENT & SUPPLIES—1.0%
233,045	Cantel Medical Corp.	5,472

HEALTH CARE PROVIDERS & SERVICES—5.7%
252,673	Amedisys Inc.*	3,722
238,400	Amerigroup Corporation*	14,723
279,862	Healthways Inc.*	1,867
153,492	Mednax Inc.*	10,781

		31,093

HOTELS, RESTAURANTS & LEISURE—2.1%
239,700	Life Time Fitness Inc.*	11,160

HOUSEHOLD DURABLES—3.2%
313,910	Helen of Troy Ltd.*	10,861
220,300	Meritage Homes Corporation*	6,255

		17,116

INSURANCE—7.5%
285,947	Delphi Financial Group Inc.	12,988
357,600	Protective Life Corporation	10,463
195,300	Reinsurance Group of America Inc.	11,355
204,900	State Auto Financial Corporation	2,936
187,788	United Fire Group Inc.	3,234

		40,976

INTERNET SOFTWARE & SERVICES—1.2%
356,289	Digital River Inc.*	6,702

IT SERVICES—2.0%
235,900	Global Payments Inc.	10,953

45

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

LIFE SCIENCES TOOLS & SERVICES—1.2%
138,600	Covance Inc.*	$6,481

MACHINERY—6.1%
11,800	ESCO Technologies Inc.	406
246,500	Harsco Corporation	5,497
190,300	Snap-on Inc.	11,902
274,400	Timken Company	15,506

		33,311

METALS & MINING—2.0%
322,785	AMCOL International Corporation	10,639

OIL, GAS & CONSUMABLE FUELS—1.7%
299,994	Swift Energy Company*	9,075

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.3%
412,386	First Potomac Realty Trust	5,130
762,180	Medical Properties Trust Inc.	7,149

		12,279

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.0%
157,066	Cabot Microelectronics Corporation	5,400

SPECIALTY RETAIL—1.8%
356,600	Aaron’s Inc.	9,689

TEXTILES, APPAREL & LUXURY GOODS—3.3%
200,500	PVH Corp.	17,804

THRIFTS & MORTGAGE FINANCE—0.9%
519,550	Astoria Financial Corporation	$5,034

WIRELESS TELECOMMUNICATION SERVICES—1.8%
183,300	SBA Communications Corporation*	9,851

TOTAL COMMON STOCKS (Cost $334,558)		498,697

SHORT-TERM INVESTMENTS—8.0%
(Cost $43,437)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$43,437	Repurchase Agreement with State Street Corporation dated April 30, 2012 due May 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $44,309)	43,437

TOTAL INVESTMENTS—99.9% (Cost $377,995)		542,134

CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		445

TOTAL NET ASSETS—100.0%		$542,579

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $43,437 are classified as Level 2. All other holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

The accompanying notes are an integral part of the Financial Statements.

46

Harbor Domestic Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2012 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
ASSETS
Investments, at identified cost*	$11,962,094	$566,836	$440,435	$249,670	$71,572	$377,995
Investments, at value	$16,174,776	$649,483	$504,250	$292,815	$71,961	$498,697
Repurchase agreements	133,230	15,093	14,246	6,833	257	43,437
Cash	413	1	—	12	—	—
Foreign currency, at value (cost: $0; $61; $0; $0; $0; $0; $0)	—	61	—	—	—	—
Receivables for:
Investments sold	25,270	9,782	6,311	—	937	—
Foreign currency spot contracts	—	8	—	—	—	—
Capital shares sold	118,305	440	125	99	80	842
Dividends	4,134	114	7	346	71	391
Withholding tax reclaim	1,034	—	—	15	—	—
Prepaid registration fees	—	11	12	15	16	22
Prepaid fund insurance	37	2	2	1	1	—
Other assets	175	11	9	15	—	16
Total Assets	16,457,374	675,006	524,962	300,151	73,323	543,405
LIABILITIES
Payables for:
Due to custodian	—	—	—	—	—	15
Investments purchased	6,318	1,713	6,127	—	—	—
Capital shares reacquired	10,215	1,557	170	283	29	336
Accrued expenses:
Management fees	7,740	410	318	147	45	328
12b-1 fees	370	80	5	6	1	5
Transfer agent fees	867	34	26	15	4	26
Trustees’ fees and expenses	87	5	3	2	1	4
Other	1,013	87	25	45	6	112
Total Liabilities	26,610	3,886	6,674	498	86	826
NET ASSETS	$16,430,764	$671,120	$518,288	$299,653	$73,237	$542,579
Net Assets Consist of:
Paid-in capital	$12,615,129	$578,921	$429,680	$292,921	$79,840	$386,269
Undistributed/(accumulated) net investment income/(loss)	8,219	(2,328)	(1,053)	1,600	402	3,290
Accumulated net realized gain/(loss)	(538,496)	(3,209)	11,600	(44,846)	(7,651)	(11,119)
Unrealized appreciation/(depreciation) of investments	4,345,912	97,736	78,061	49,978	646	164,139
	$16,430,764	$671,120	$518,288	$299,653	$73,237	$542,579
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$14,569,480	$278,782	$493,452	$268,977	$68,726	$516,984
Shares of beneficial interest[2]	333,189	29,853	41,067	32,330	5,558	23,820
Net asset value per share[1]	$43.73	$9.34	$12.02	$8.32	$12.36	$21.70
Administrative Class
Net assets	$614,142	$356,822	$1,112	$21,501	$1,133	$9,076
Shares of beneficial interest[2]	14,135	38,780	95	2,587	91	419
Net asset value per share[1]	$43.45	$9.20	$11.68	$8.31	$12.48	$21.65
Investor Class
Net assets	$1,247,142	$35,516	$23,724	$9,175	$3,378	$16,519
Shares of beneficial interest[2]	28,924	3,907	2,073	1,094	273	772
Net asset value per share[1]	$43.12	$9.09	$11.44	$8.38	$12.38	$21.41

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

47

Harbor Domestic Equity Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2012 (Unaudited)

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
Investment Income
Dividends	$61,820	$1,386	$1,105	$3,843	$923	$6,469
Interest	11	5	1	—	—	1
Foreign taxes withheld	(805)	(18)	(4)	(27)	—	(13)
Total Investment Income	61,026	1,373	1,102	3,816	923	6,457
Operating Expenses
Management fees	41,820	2,589	1,859	876	244	2,130
12b-1 fees:
Administrative Class	663	409	18	27	2	29
Investor Class	1,194	43	28	11	5	21
Shareholder communications	399	29	9	6	1	50
Custodian fees	281	74	46	27	25	28
Transfer agent fees:
Institutional Class	3,736	99	138	79	18	158
Administrative Class	159	98	4	6	—	7
Investor Class	860	31	20	8	4	15
Professional fees	151	9	6	4	1	7
Trustees’ fees and expenses	126	8	5	2	—	8
Registration fees	227	25	23	22	21	27
Miscellaneous	63	5	3	3	—	4
Total expenses	49,679	3,419	2,159	1,071	321	2,484
Management fees waived	(1,096)	—	—	—	—	—
Transfer agent fees waived	(339)	(17)	(12)	(7)	(2)	(14)
Other expenses reimbursed	—	—	—	(28)	(1)	—
Custodial expense reductions	(1)	—	—	—	—	—
Net expenses	48,243	3,402	2,147	1,036	318	2,470
Net Investment Income/(Loss)	12,783	(2,029)	(1,045)	2,780	605	3,987
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	334,087	26,604	16,286	2,569	679	49,015
Foreign currency transactions	(603)	(95)	—	(3)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	1,600,839	46,156	26,096	30,151	6,033	7,203
Translations of assets and liabilities in foreign currencies	7	(4)	—	—	—	—
Net gain/(loss) on investment transactions	1,934,330	72,661	42,382	32,717	6,712	56,218
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,947,113	$70,632	$41,337	$35,497	$7,317	$60,205

The accompanying notes are an integral part of the Financial Statements.

48

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$12,783	$12,649	$(2,029)	$(3,451)	$(1,045)	$(1,806)
Net realized gain/(loss) on investments	333,484	545,717	26,509	107,922	16,286	44,063
Net unrealized appreciation/(depreciation) of investments	1,600,846	540,071	46,152	(56,070)	26,096	(18,924)
Net increase/(decrease) in assets resulting from operations	1,947,113	1,098,437	70,632	48,401	41,337	23,333
Distributions to Shareholders
Net investment income:
Institutional Class	(12,694)	(20,502)	—	—	—	—
Administrative Class	—	—	—	—	—	—
Investor Class	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	—	—	—	—	(34,271)	(13,831)
Administrative Class	—	—	—	—	(3,046)	(1,283)
Investor Class	—	—	—	—	(1,883)	(942)
Total distributions to shareholders	(12,694)	(20,502)	—	—	(39,200)	(16,056)
Net Increase/(Decrease) Derived from Capital Share Transactions	2,541,106	640,743	(106,742)	24,243	28,973	27,441
Net increase/(decrease) in net assets	4,475,525	1,718,678	(36,110)	72,644	31,110	34,718
Net Assets
Beginning of period	11,955,239	10,236,561	707,230	634,586	487,178	452,460
End of period*	$16,430,764	$11,955,239	$671,120	$707,230	$518,288	$487,178
* Includes undistributed/(accumulated) net investment income/(loss) of :	$8,219	$8,130	$(2,328)	$(299)	$(1,053)	$(8)

The accompanying notes are an integral part of the Financial Statements.

49

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011
(Unaudited)		(Unaudited)		(Unaudited)

$2,780	$5,281	$605	$732	$3,987	$1,863
2,566	17,111	679	4,129	49,015	71,250

30,151	(1,950)	6,033	(4,506)	7,203	(5,419)

35,497	20,442	7,317	355	60,205	67,694

(2,430)	(4,801)	(734)	(556)	(1,479)	(2,365)
(197)	(264)	(11)	(10)	(5)	(25)
(61)	(291)	(33)	(39)	—	(8)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(2,688)	(5,356)	(778)	(605)	(1,484)	(2,398)

(26,042)	(71,662)	5,362	7,494	(100,271)	(154,977)
6,767	(56,576)	11,901	7,244	(41,550)	(89,681)

292,886	349,462	61,336	54,092	584,129	673,810
$299,653	$292,886	$73,237	$61,336	$542,579	$584,129

$1,600	$1,508	$402	$575	$3,290	$787

50

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$3,500,767	$2,981,923	$44,949	$148,275	$75,785	$123,806
Reinvested distributions	11,063	17,809	—	—	33,173	13,046
Cost of shares reacquired	(1,361,251)	(2,242,807)	(146,498)	(124,815)	(49,031)	(106,478)
Net increase/(decrease) in net assets	$2,150,579	$756,925	$(101,549)	$23,460	$59,927	$30,374
Administrative Class
Net proceeds from sale of shares	$254,386	$135,063	$37,659	$89,330	$1,086	$10,234
Reinvested distributions	—	—	—	—	3,046	1,283
Cost of shares reacquired	(194,271)	(104,366)	(39,136)	(71,991)	(36,828)	(10,366)
Net increase/(decrease) in net assets	$60,115	$30,697	$(1,477)	$17,339	$(32,696)	$1,151
Investor Class
Net proceeds from sale of shares	$454,853	$390,947	$3,477	$9,762	$3,407	$5,812
Reinvested distributions	—	—	—	—	1,882	942
Cost of shares reacquired	(124,441)	(537,826)	(7,193)	(26,318)	(3,547)	(10,838)
Net increase/(decrease) in net assets	$330,412	$(146,879)	$(3,716)	$(16,556)	$1,742	$(4,084)
SHARES
Institutional Class:
Shares sold	87,868	79,980	5,182	16,922	6,648	9,594
Shares issued due to reinvestment of distributions	306	486	—	—	3,121	1,029
Shares reacquired	(33,655)	(59,858)	(16,206)	(14,167)	(4,171)	(8,124)
Net increase/(decrease) in shares outstanding	54,519	20,608	(11,024)	2,755	5,598	2,499
Beginning of period	278,670	258,062	40,877	38,122	35,469	32,970
End of period	333,189	278,670	29,853	40,877	41,067	35,469
Administrative Class
Shares sold	6,356	3,627	4,359	10,129	94	841
Shares issued due to reinvestment of distributions	—	—	—	—	295	104
Shares reacquired	(5,006)	(2,808)	(4,574)	(8,250)	(3,432)	(824)
Net increase/(decrease) in shares outstanding	1,350	819	(215)	1,879	(3,043)	121
Beginning of period	12,785	11,966	38,995	37,116	3,138	3,017
End of period	14,135	12,785	38,780	38,995	95	3,138
Investor Class
Shares sold	11,318	10,554	409	1,134	302	463
Shares issued due to reinvestment distributions	—	—	—	—	186	77
Shares reacquired	(3,156)	(14,912)	(844)	(3,193)	(318)	(897)
Net increase/(decrease) in shares outstanding	8,162	(4,358)	(435)	(2,059)	170	(357)
Beginning of period	20,762	25,120	4,342	6,401	1,903	2,260
End of period	28,924	20,762	3,907	4,342	2,073	1,903

The accompanying notes are an integral part of the Financial Statements.

51

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011
(Unaudited)		(Unaudited)		(Unaudited)

$11,274	$31,003	$11,481	$22,624	$81,657	$150,984
2,238	4,433	733	556	1,068	1,683
(35,093)	(91,927)	(5,917)	(15,230)	(163,479)	(278,269)
$(21,581)	$(56,491)	$6,297	$7,950	$(80,754)	$(125,602)

$3,176	$6,711	$88	$290	$4,098	$5,838
197	264	11	10	5	24
(7,391)	(2,917)	(198)	(139)	(21,973)	(3,753)
$(4,018)	$4,058	$(99)	$161	$(17,870)	$2,109

$490	$3,755	$1,242	$2,534	$1,309	$7,775
61	290	33	39	—	8
(994)	(23,274)	(2,111)	(3,190)	(2,956)	(39,267)
$(443)	$(19,229)	$(836)	$(617)	$(1,647)	$(31,484)

1,459	4,069	954	1,899	3,951	7,502
311	582	69	48	56	87
(4,527)	(11,937)	(507)	(1,329)	(7,926)	(14,122)
(2,757)	(7,286)	516	618	(3,919)	(6,533)
35,087	42,373	5,042	4,424	27,739	34,272
32,330	35,087	5,558	5,042	23,820	27,739

407	924	7	25	195	292
27	35	1	1	—	1
(975)	(387)	(16)	(12)	(1,015)	(189)
(541)	572	(8)	14	(820)	104
3,128	2,556	99	85	1,239	1,135
2,587	3,128	91	99	419	1,239

62	483	106	214	63	380
8	38	3	3	—	1
(125)	(3,015)	(176)	(286)	(144)	(1,900)
(55)	(2,494)	(67)	(69)	(81)	(1,519)
1,149	3,643	340	409	853	2,372
1,094	1,149	273	340	772	853

52

Harbor Domestic Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31
			2011	2010	2009	2008	2007
	(Unaudited)
Net asset value beginning of period	$38.34		$34.73	$30.30	$24.94	$38.95	$32.65
Income from Investment Operations
Net investment income/(loss)	0.03	[a]	0.05 [a]	0.08 [a]	0.10 [a]	0.16 [a]	0.14 [a]
Net realized and unrealized gains/(losses) on investments	5.40		3.64	4.44	5.42	(14.05)	6.23
Total from investment operations	5.43		3.69	4.52	5.52	(13.89)	6.37
Less Distributions
Dividends from net investment income	(0.04)		(0.08)	(0.09)	(0.16)	(0.12)	(0.07)
Distributions from net realized capital gains[1]	—		—	—	—	—	—
Total distributions	(0.04)		(0.08)	(0.09)	(0.16)	(0.12)	(0.07)
Net asset value end of period	43.73		38.34	34.73	30.30	24.94	38.95
Net assets end of period (000s)	$14,569,480		$10,682,886	$8,961,461	$7,159,390	$5,452,974	$8,723,355
Ratios and Supplemental Data (%)
Total return	14.19%[b,d]		10.63%[b]	14.93%[b]	22.31%[b]	(35.75)%[b]	19.55%[b]
Ratio of total expenses to average net assets[2]	0.68	[c]	0.68	0.70	0.70	0.68	0.67
Ratio of net expenses to average net assets	0.66	[a,c]	0.66 [a]	0.68 [a]	0.69 [a]	0.67 [a]	0.66 [a]
Ratio of net investment income to average net assets	0.22	[a,c]	0.14 [a]	0.24 [a]	0.40 [a]	0.47 [a]	0.38 [a]
Portfolio turnover	19	[d]	53	68	72	82	69

HARBOR MID CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31
			2011	2010	2009	2008	2007
	(Unaudited)
Net asset value beginning of period	$8.46		$7.82	$6.20	$5.63	$10.16	$7.59
Income from Investment Operations
Net investment income/(loss)	(0.01)[a]		(0.03)[a]	(0.02)[a]	(0.01)[a]	— [a]	0.03 [a]
Net realized and unrealized gains/(losses) on investments	0.89		0.67	1.64	0.58	(4.06)	2.59
Total from investment operations	0.88		0.64	1.62	0.57	(4.06)	2.62
Less Distributions
Dividends from net investment income	—		—	—	—	(0.01)	(0.02)
Distributions from net realized capital gains[1]	—		—	—	—	(0.46)	(0.03)
Total distributions	—		—	—	—	(0.47)	(0.05)
Net asset value end of period	9.34		8.46	7.82	6.20	5.63	10.16
Net assets end of period (000s)	$278,782		$345,875	$298,295	$220,402	$222,085	$271,736
Ratios and Supplemental Data (%)
Total return	10.40%[b,d]		8.18%[b]	26.13%[b]	10.12%[b]	(41.76)%[b]	34.71%[b]
Ratio of total expenses to average net assets[2]	0.85	[c]	0.86	0.89	0.91	0.88	0.91
Ratio of net expenses to average net assets	0.85	[a,c]	0.85 [a]	0.87 [a]	0.90 [a]	0.87 [a]	0.89 [a]
Ratio of net investment income/(loss) to average net assets	(0.44)[a,c]		(0.34)[a]	(0.29)[a]	(0.12)[a]	0.05 [a]	0.36 [a]
Portfolio turnover	57	[d]	111	117	177	125	107

See page 59 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

53

Administrative Class								Investor Class
6-Month Period Ended April 30, 2012		Year Ended October 31						6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010	2009	2008	2007				2011	2010	2009	2008	2007
(Unaudited)								(Unaudited)
$38.09		$34.52	$30.13	$24.80	$38.73	$32.47		$37.83		$34.32	$29.97	$24.63	$38.48	$32.31

0.01	[a]	(0.03)[a]	0.01 [a]	0.04 [a]	0.07 [a]	0.06	[a]	0.03	[a]	(0.09)[a]	(0.01)[a]	— [a]	0.03 [a]	0.01 [a]
5.35		3.60	4.40	5.38	(13.97)	6.20		5.26		3.60	4.36	5.37	(13.88)	6.16
5.36		3.57	4.41	5.42	(13.90)	6.26		5.29		3.51	4.35	5.37	(13.85)	6.17

—		—	(0.02)	(0.09)	(0.03)	—		—		—	—	(0.03)	—	—
—		—	—	—	—	—		—		—	—	—	—	—
—		—	(0.02)	(0.09)	(0.03)	—		—		—	—	(0.03)	—	—
43.45		38.09	34.52	30.13	24.80	38.73		43.12		37.83	34.32	29.97	24.63	38.48
$614,142		$487,025	$413,057	$310,392	$235,457	$294,586		$1,247,142		$785,328	$862,043	$536,173	$497,007	$830,840

14.07%[b,d]		10.34%[b]	14.65%[b]	21.97%[b]	(35.92)%[b]	19.28%[b]		13.98%[b,d]		10.23%[b]	14.51%[b]	21.85%[b]	(35.99)%[b]	19.10%[b]
0.93	[c]	0.93	0.95	0.95	0.93	0.93		1.05	[c]	1.05	1.07	1.07	1.05	1.05
0.91	[a,c]	0.91 [a]	0.93 [a]	0.94 [a]	0.92 [a]	0.92	[a]	1.03	[a,c]	1.03 [a]	1.05 [a]	1.06 [a]	1.05 [a]	1.04 [a]
(0.02)[a,c]		(0.10)[a]	(0.01)[a]	0.14 [a]	0.21 [a]	0.13	[a]	(0.16)[a,c]		(0.22)[a]	(0.14)[a]	0.04 [a]	0.10 [a]	(0.01)[a]
19	[d]	53	68	72	82	69		19	[d]	53	68	72	82	69

Administrative Class								Investor Class
6-Month Period Ended April 30, 2012		Year Ended October 31						6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010	2009	2008	2007				2011	2010	2009	2008	2007
(Unaudited)								(Unaudited)
$8.35		$7.74	$6.15	$5.59	$10.11	$7.57		$8.25		$7.66	$6.09	$5.54	$10.04	$7.52

(0.03)[a]		(0.05)[a]	(0.04)[a]	(0.02)[a]	(0.01)[a]	0.01	[a]	(0.06)[a]		(0.11)[a]	(0.06)[a]	(0.08)[a]	(0.03)[a]	0.02 [a]
0.88		0.66	1.63	0.58	(4.05)	2.57		0.90		0.70	1.63	0.63	(4.01)	2.53
0.85		0.61	1.59	0.56	(4.06)	2.58		0.84		0.59	1.57	0.55	(4.04)	2.55

—		—	—	—	—	(0.01)		—		—	—	—	—	—
—		—	—	—	(0.46)	(0.03)		—		—	—	—	(0.46)	(0.03)
—		—	—	—	(0.46)	(0.04)		—		—	—	—	(0.46)	(0.03)
9.20		8.35	7.74	6.15	5.59	10.11		9.09		8.25	7.66	6.09	5.54	10.04
$356,822		$325,525	$287,256	$211,996	$159,450	$74,885		$35,516		$35,830	$49,035	$42,970	$84,943	$152,935

10.18%[b,d]		7.88%[b]	25.85%[b]	10.02%[b]	(41.94)%[b]	34.31%[b]		10.18%[b,d]		7.70%[b]	25.78%[b]	9.93%[b]	(42.04)%[b]	34.08%[b]
1.10	[c]	1.11	1.14	1.16	1.13	1.16		1.22	[c]	1.23	1.26	1.27	1.26	1.29
1.10	[a,c]	1.10 [a]	1.12 [a]	1.15 [a]	1.12 [a]	1.14	[a]	1.22	[a,c]	1.22 [a]	1.24 [a]	1.26 [a]	1.25 [a]	1.27 [a]
(0.71)[a,c]		(0.59)[a]	(0.54)[a]	(0.39)[a]	(0.21)[a]	0.14	[a]	(0.82)[a,c]		(0.69)[a]	(0.66)[a]	(0.47)[a]	(0.31)[a]	(0.06)[a]
57	[d]	111	117	177	125	107		57	[d]	111	117	177	125	107

54

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31
			2011	2010	2009	2008	2007
	(Unaudited)
Net asset value beginning of period	$12.07		$11.88	$8.86	$8.00	$14.95	$13.69
Income from Investment Operations
Net investment income/(loss)	(0.03)[a]		(0.04)[a]	(0.05)[a]	(0.03)[a]	(0.07)[a]	(0.07)[a]
Net realized and unrealized gains/(losses) on investments	0.96		0.65	3.07	1.13	(4.95)	2.55
Total from investment operations	0.93		0.61	3.02	1.10	(5.02)	2.48
Less Distributions
Dividends from net investment income	—		—	—	—	—	—
Distributions from net realized capital gains[1]	(0.98)		(0.42)	—	(0.24)	(1.93)	(1.22)
Total distributions	(0.98)		(0.42)	—	(0.24)	(1.93)	(1.22)
Net asset value end of period	12.02		12.07	11.88	8.86	8.00	14.95
Net assets end of period (000s)	$493,452		$428,234	$391,571	$317,168	$308,330	$648,885
Ratios and Supplemental Data (%)
Total return	8.78%[b,d]		5.00%[b]	34.09%[b]	14.50%[b]	(38.07)%[b]	19.56%[b]
Ratio of total expenses to average net assets[2]	0.85	[c]	0.85	0.87	0.89	0.85	0.84
Ratio of net expenses to average net assets	0.84	[a,c]	0.84 [a]	0.85 [a]	0.88 [a]	0.84 [a]	0.82 [a]
Ratio of net investment income/(loss) to average net assets	(0.39)[a,c]		(0.32)[a]	(0.45)[a]	(0.46)[a]	(0.61)[a]	(0.52)[a]
Portfolio turnover	29	[d]	77	82	57	56	50

HARBOR LARGE CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31
			2011	2010	2009	2008	2007[e]
	(Unaudited)
Net asset value beginning of period	$7.44		$7.19	$6.63	$6.60	$21.20	$18.79
Income from Investment Operations
Net investment income/(loss)	0.08	[a]	0.12 [a]	0.11 [a]	0.11 [a]	0.19 [a]	0.41 [a]
Net realized and unrealized gains/(losses) on investments	0.87		0.25	0.55	0.07	(3.94)	2.54
Total from investment operations	0.95		0.37	0.66	0.18	(3.75)	2.95
Less Distributions
Dividends from net investment income	(0.07)		(0.12)	(0.10)	(0.15)	(0.19)	(0.26)
Distributions from net realized capital gains[1]	—		—	—	—	(10.66)	(0.28)
Total distributions	(0.07)		(0.12)	(0.10)	(0.15)	(10.85)	(0.54)
Net asset value end of period	8.32		7.44	7.19	6.63	6.60	21.20
Net assets end of period (000s)	$268,977		$261,032	$304,723	$167,486	$114,972	$211,985
Ratios and Supplemental Data (%)
Total return	12.94%[b,d]		5.14%[b]	10.02%[b]	3.01%[b]	(32.16)%[b]	15.93%[b]
Ratio of total expenses to average net assets[2]	0.70	[c]	0.71	0.74	0.77	0.74	0.72
Ratio of net expenses to average net assets	0.68	[a,c]	0.68 [a]	0.68 [a]	0.71 [a]	0.68 [a]	0.68 [a]
Ratio of net investment income to average net assets	1.93	[a,c]	1.63 [a]	1.63 [a]	2.13 [a]	2.05 [a]	1.24 [a]
Portfolio turnover	9	[d]	43	49	54	107	114

See page 59 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

55

Administrative Class							Investor Class
6-Month Period Ended April 30, 2012		Year Ended October 31					6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010	2009	2008	2007			2011	2010	2009	2008	2007
(Unaudited)							(Unaudited)
$11.77		$11.62	$8.68	$7.87	$14.77	$13.57	$11.57		$11.44	$8.56	$7.77	$14.62	$13.47

(5.80)[a,f]		(0.06)[a]	(0.07)[a]	(0.06)[a]	(0.08)[a]	(0.14)[a]	(0.01)[a]		(0.15)[a]	(0.11)[a]	(0.09)[a]	(0.13)[a]	(0.16)[a]
6.69		0.63	3.01	1.11	(4.89)	2.56	0.86		0.70	2.99	1.12	(4.79)	2.53
0.89		0.57	2.94	1.05	(4.97)	2.42	0.85		0.55	2.88	1.03	(4.92)	2.37

—		—	—	—	—	—	—		—	—	—	—	—
(0.98)		(0.42)	—	(0.24)	(1.93)	(1.22)	(0.98)		(0.42)	—	(0.24)	(1.93)	(1.22)
(0.98)		(0.42)	—	(0.24)	(1.93)	(1.22)	(0.98)		(0.42)	—	(0.24)	(1.93)	(1.22)
11.68		11.77	11.62	8.68	7.87	14.77	11.44		11.57	11.44	8.56	7.77	14.62
$1,112		$36,936	$35,048	$25,794	$24,337	$39,877	$23,724		$22,008	$25,841	$20,974	$21,321	$42,755

8.66%[b,d]		4.76%[b]	33.87%[b]	14.09%[b]	(38.21)%[b]	19.35%[b]	8.45%[b,d]		4.66%[b]	33.64%[b]	14.01%[b]	(38.27)%[b]	19.11%[b]
1.10	[c]	1.10	1.12	1.14	1.10	1.08	1.22	[c]	1.22	1.24	1.26	1.22	1.21
1.09	[a,c]	1.09 [a]	1.10 [a]	1.13 [a]	1.09 [a]	1.07 [a]	1.21	[a,c]	1.21 [a]	1.22 [a]	1.25 [a]	1.21 [a]	1.20 [a]
(0.79)[a,c]		(0.54)[a]	(0.70)[a]	(0.72)[a]	(0.86)[a]	(0.77)[a]	(0.77)[a,c]		(0.59)[a]	(0.82)[a]	(0.83)[a]	(0.98)[a]	(0.90)[a]
29	[d]	77	82	57	56	50	29	[d]	77	82	57	56	50

Administrative Class							Investor Class
6-Month Period Ended April 30, 2012		Year Ended October 31					6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010	2009	2008	2007[e]			2011	2010	2009	2008	2007[e]
(Unaudited)							(Unaudited)
$7.43		$7.19	$6.61	$6.59	$21.17	$18.77	$7.49		$7.24	$6.67	$6.58	$21.10	$18.70

0.06	[a]	0.11 [a]	0.10 [a]	0.12 [a]	0.24 [a]	0.20 [a]	0.05	[a]	0.05 [a]	0.09 [a]	0.11 [a]	0.17 [a]	0.19 [a]
0.88		0.23	0.55	0.04	(4.01)	2.69	0.89		0.29	0.55	0.05	(3.95)	2.67
0.94		0.34	0.65	0.16	(3.77)	2.89	0.94		0.34	0.64	0.16	(3.78)	2.86

(0.06)		(0.10)	(0.07)	(0.14)	(0.15)	(0.21)	(0.05)		(0.09)	(0.07)	(0.07)	(0.08)	(0.18)
—		—	—	—	(10.66)	(0.28)	—		—	—	—	(10.66)	(0.28)
(0.06)		(0.10)	(0.07)	(0.14)	(10.81)	(0.49)	(0.05)		(0.09)	(0.07)	(0.07)	(10.74)	(0.46)
8.31		7.43	7.19	6.61	6.59	21.17	8.38		7.49	7.24	6.67	6.58	21.10
$21,501		$23,251	$18,369	$19,142	$76,134	$6,706	$9,175		$8,603	$26,370	$25,786	$24,156	$124,942

12.82%[b,d]		4.74%[b]	9.93%[b]	2.57%[b]	(32.26)%[b]	15.62%[b]	12.70%[b,d]		4.67%[b]	9.65%[b]	2.60%[b]	(32.39)%[b]	15.49%[b]
0.95	[c]	0.96	0.99	1.01	1.00	0.98	1.07	[c]	1.09	1.11	1.14	1.11	1.09
0.93	[a,c]	0.93 [a]	0.93 [a]	0.96 [a]	0.93 [a]	0.93 [a]	1.05	[a,c]	1.05 [a]	1.07 [a]	1.07 [a]	1.05 [a]	1.06 [a]
1.72	[a,c]	1.37 [a]	1.41 [a]	2.37 [a]	1.65 [a]	1.04 [a]	1.54	[a,c]	1.27 [a]	1.28 [a]	1.84 [a]	1.88 [a]	0.90 [a]
9	[d]	43	49	54	107	114	9	[d]	43	49	54	107	114

56

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MID CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31
			2011		2010		2009	2008	2007
	(Unaudited)
Net asset value beginning of period	$11.19		$11.00		$9.07		$7.57	$13.43	$13.26
Income from Investment Operations
Net investment income/(loss)	0.10	[a]	0.14	[a]	0.14	[a]	0.19 [a]	0.32 [a]	0.17 [a]
Net realized and unrealized gains/(losses) on investments	1.22		0.17		1.93		1.64	(5.52)	0.49
Total from investment operations	1.32		0.31		2.07		1.83	(5.20)	0.66
Less Distributions
Dividends from net investment income	(0.15)		(0.12)		(0.14)		(0.33)	(0.19)	(0.12)
Distributions from net realized capital gains[1]	—		—		—		—	(0.47)	(0.37)
Total distributions	(0.15)		(0.12)		(0.14)		(0.33)	(0.66)	(0.49)
Net asset value end of period	12.36		11.19		11.00		9.07	7.57	13.43
Net assets end of period (000s)	$68,726		$56,428		$48,659		$41,250	$34,815	$78,346
Ratios and Supplemental Data (%)
Total return	11.96%[b,d]		2.81%[b]		23.08%[b]		25.53%[b]	(40.47)%[b]	4.97%[b]
Ratio of total expenses to average net assets[2]	0.96	[c]	1.08		1.05		1.14	0.98	1.02
Ratio of net expenses to average net assets	0.95	[a,c]	0.95	[a]	0.95	[a]	0.98 [a]	0.95 [a]	0.95 [a]
Ratio of net investment income to average net assets	1.89	[a,c]	1.21	[a]	1.33	[a]	2.02 [a]	2.47 [a]	1.52 [a]
Portfolio turnover	20	[d]	32		28		46	34	21

HARBOR SMALL CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31
			2011		2010		2009	2008	2007
	(Unaudited)
Net asset value beginning of period	$19.59		$17.85		$14.88		$13.84	$22.52	$21.24
Income from Investment Operations
Net investment income/(loss)	0.16	[a]	0.08	[a]	0.07	[a]	0.08 [a]	0.10 [a]	0.11 [a]
Net realized and unrealized gains/(losses) on investments	2.00		1.74		2.97		1.05	(7.57)	1.68
Total from investment operations	2.16		1.82		3.04		1.13	(7.47)	1.79
Less Distributions
Dividends from net investment income	(0.05)		(0.08)		(0.07)		(0.05)	(0.10)	(0.02)
Distributions from net realized capital gains[1]	—		—		—		(0.04)	(1.11)	(0.49)
Total distributions	(0.05)		(0.08)		(0.07)		(0.09)	(1.21)	(0.51)
Net asset value end of period	21.70		19.59		17.85		14.88	13.84	22.52
Net assets end of period (000s)	$516,984		$543,488		$611,885		$587,985	$751,873	$1,554,756
Ratios and Supplemental Data (%)
Total return	11.08%[b,d]		10.17%[b]		20.50%[b]		8.28%[b]	(34.74)%[b]	8.52%[b]
Ratio of total expenses to average net assets[2]	0.85	[c]	0.86		0.88		0.88	0.85	0.84
Ratio of net expenses to average net assets	0.85	[a,c]	0.84	[a]	0.85	[a]	0.87 [a]	0.84 [a]	0.83 [a]
Ratio of net investment income to average net assets	1.41	[a,c]	0.31	[a]	0.39	[a]	0.50 [a]	0.40 [a]	0.44 [a]
Portfolio turnover	4	[d]	12		12		18	16	14

See page 59 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

57

Administrative Class									Investor Class
6-Month Period Ended April 30, 2012		Year Ended October 31							6-Month Period Ended April 30, 2012		Year Ended October 31
		2011		2010		2009	2008	2007			2011	2010	2009	2008	2007
(Unaudited)									(Unaudited)
$11.28		$11.10		$9.04		$7.54	$13.38	$13.24	$11.17		$10.99	$9.07	$7.55	$13.37	$13.22

0.09	[a]	0.12	[a]	0.35	[a]	(0.14)[a,f]	0.24 [a]	0.20 [a]	0.11	[a]	0.11 [a]	0.07 [a]	0.13 [a]	0.32 [a]	0.18 [a]
1.23		0.17		1.71		1.95	(5.46)	0.42	1.19		0.16	1.96	1.67	(5.55)	0.43
1.32		0.29		2.06		1.81	(5.22)	0.62	1.30		0.27	2.03	1.80	(5.23)	0.61

(0.12)		(0.11)		—		(0.31)	(0.15)	(0.11)	(0.09)		(0.09)	(0.11)	(0.28)	(0.12)	(0.09)
—		—		—		—	(0.47)	(0.37)	—		—	—	—	(0.47)	(0.37)
(0.12)		(0.11)		—		(0.31)	(0.62)	(0.48)	(0.09)		(0.09)	(0.11)	(0.28)	(0.59)	(0.46)
12.48		11.28		11.10		9.04	7.54	13.38	12.38		11.17	10.99	9.07	7.55	13.37
$1,133		$1,114		$940		$64	$347	$434	$3,378		$3,794	$4,493	$2,326	$1,880	$5,908

11.84%[b,d]		2.61%[b]		22.79%[b]		25.26%[b]	(40.66)%[b]	4.68%[b]	11.81%[b,d]		2.45%[b]	22.60%[b]	25.02%[b]	(40.69)%[b]	4.60%[b]
1.21	[c]	1.33		1.30		1.36	1.25	1.27	1.33	[c]	1.45	1.42	1.51	1.35	1.41
1.20	[a,c]	1.20	[a]	1.20	[a]	1.23 [a]	1.20 [a]	1.19 [a]	1.32	[a,c]	1.32 [a]	1.32 [a]	1.35 [a]	1.32 [a]	1.33 [a]
1.65	[a,c]	0.95	[a]	0.83	[a]	2.01 [a]	2.27 [a]	1.29 [a]	1.52	[a,c]	0.83 [a]	0.93 [a]	1.68 [a]	2.10 [a]	1.17 [a]
20	[d]	32		28		46	34	21	20	[d]	32	28	46	34	21

Administrative Class									Investor Class
6-Month Period Ended April 30, 2012		Year Ended October 31							6-Month Period Ended April 30, 2012		Year Ended October 31
		2011		2010		2009	2008	2007			2011	2010	2009	2008	2007
(Unaudited)									(Unaudited)
$19.52		$17.79		$14.82		$13.77	$22.40	$21.17	$19.31		$17.60	$14.67	$13.64	$22.18	$20.99

0.17	[a]	0.02	[a]	(0.03)[a]		0.02 [a]	0.03 [a]	0.04 [a]	—	[a]	(0.72)[a,f]	(0.06)[a]	(0.05)[a,f]	(0.05)[a]	(0.03)[a]
1.96		1.73		3.03		1.08	(7.51)	1.68	2.10		2.43	3.01	1.12	(7.38)	1.71
2.13		1.75		3.00		1.10	(7.48)	1.72	2.10		1.71	2.95	1.07	(7.43)	1.68

—		(0.02)		(0.03)		(0.01)	(0.04)	—	—		—	(0.02)	—	—	—
—		—		—		(0.04)	(1.11)	(0.49)	—		—	—	(0.04)	(1.11)	(0.49)
—		(0.02)		(0.03)		(0.05)	(1.15)	(0.49)	—		—	(0.02)	(0.04)	(1.11)	(0.49)
21.65		19.52		17.79		14.82	13.77	22.40	21.41		19.31	17.60	14.67	13.64	22.18
$9,076		$24,180		$20,185		$30,584	$32,878	$59,224	$16,519		$16,461	$41,740	$41,435	$48,176	$105,377

10.93%[b,d]		9.84%[b]		20.29%[b]		8.00%[b]	(34.89)%[b]	8.21%[b]	10.88%[b,d]		9.74%[b]	20.10%[b]	7.86%[b]	(34.95)%[b]	8.08%[b]
1.10	[c]	1.11		1.13		1.13	1.10	1.09	1.22	[c]	1.23	1.25	1.25	1.22	1.22
1.10	[a,c]	1.09	[a]	1.10	[a]	1.12 [a]	1.09 [a]	1.08 [a]	1.22	[a,c]	1.21 [a]	1.22 [a]	1.24 [a]	1.22 [a]	1.21 [a]
1.42	[a,c]	0.06	[a]	0.12	[a]	0.23 [a]	0.16 [a]	0.18 [a]	1.08	[a,c]	(0.06)[a]	0.02 [a]	0.12 [a]	0.03 [a]	0.06 [a]
4	[d]	12		12		18	16	14	4	[d]	12	12	18	16	14

58

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 of the accompanying Notes to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Effective June 19, 2007, Harbor Large Cap Value Fund appointed Cohen & Steers Capital Management, Inc. as its Subadviser.

f	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the Financial Statements.

59

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2012 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. Securities valued using fair value pricing procedures that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the

60

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, level transfer activity, and a Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or an affiliate of a member firm that

61

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund (except Harbor Small Cap Value Fund) used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

62

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2008–2010), including positions expected to be taken upon filing the 2011 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated.

63

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

New Accounting Pronouncements

Repurchase Agreements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). Specifically, ASU 2011-03 refers to accounting treatment for repurchase agreements that obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of the transferred assets and, as a result, certain repurchase agreements may now be required to be accounted for as secured borrowings. ASU 2011-03 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement amounts and disclosures, if any.

Fair Value Measurements and Disclosures

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”), with the goal of convergence with the International Accounting Standards Board guidance on fair value measurements and disclosures. ASU 2011-04 will require additional disclosures and detail about the circumstances surrounding transfers between securities classified as Level 1 and Level 2 and all securities classified as Level 3. ASU 2011-04 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the Funds’ disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2012 are as follows:

	Purchases	Sales
GROWTH FUNDS
Harbor Capital Appreciation Fund	$5,090,059	$2,626,055
Harbor Mid Cap Growth Fund	383,905	478,433
Harbor Small Cap Growth Fund	151,729	152,576
VALUE FUNDS
Harbor Large Cap Value Fund	$24,748	$52,994
Harbor Mid Cap Value Fund	17,773	13,562
Harbor Small Cap Value Fund	22,730	145,898

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2012. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Actual Rate
GROWTH FUNDS
Harbor Capital Appreciation Fund	0.60%[a]	0.59%
Harbor Mid Cap Growth Fund.	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75

64

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

	Contractual Rate	Actual Rate
VALUE FUNDS
Harbor Large Cap Value Fund	0.60%	0.60%
Harbor Mid Cap Value Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75

a	The Adviser has contractually agreed to reduce the management fee to 0.58% on assets between $5 billion and $10 billion and 0.57% on assets above $10 billion through February 28, 2013.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with each of Harbor Large Cap Value Fund and Harbor Mid Cap Value Fund limiting the total expenses for Harbor Large Cap Value Fund to 0.68%, 0.93% and 1.05% for the Institutional Class, Administrative Class, and Investor Class, respectively, and Harbor Mid Cap Value Fund to 0.95%, 1.20%, and 1.32% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2013. All expense limitations are inclusive of the transfer agent fee waiver discussed in the following Transfer Agent note.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Funds’ respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

65

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2012. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2012, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors Harbor Funds Distributors and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	27,305	2	4	27,311	0.0%
Harbor Mid Cap Growth Fund	48,412	5	10	48,427	0.0
Harbor Small Cap Growth Fund	23,986	3	8	23,997	0.0
VALUE FUNDS
Harbor Large Cap Value Fund	52,548	4	8	52,560	0.0%
Harbor Mid Cap Value Fund	28,224	3	6	28,233	0.0
Harbor Small Cap Value Fund	11,944	2	3	11,949	0.0

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Domestic Equity Funds totaled $155 for the six-month period ended April 30, 2012.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Liabilities” and “Other Assets” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected securities. The market value adjustment for all Domestic Equity Funds totaled $220 for the six-month period ended April 30, 2012. The deferred compensation and related mark-to-market impact will be a liability and an offsetting asset of the Funds until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

66

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2012 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund*	$11,962,094	$4,403,497	$(57,585)	$4,345,912
Harbor Mid Cap Growth Fund*	566,836	126,708	(28,968)	97,740
Harbor Small Cap Growth Fund	440,435	88,522	(10,461)	78,061
VALUE FUNDS
Harbor Large Cap Value Fund*	$249,670	$55,315	$(5,337)	$49,978
Harbor Mid Cap Value Fund*	71,572	9,465	(8,819)	646
Harbor Small Cap Value Fund*	377,995	190,412	(26,273)	164,139

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

The Funds did not use derivative instruments during the six-month period ended April 30, 2012.

NOTE 7—LEGAL PROCEEDINGS

Tribune Company

In November 2010, Harbor Mid Cap Value Fund was named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (In re Tribune Company) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO. This adversary proceeding was recently consolidated into the MDL Proceeding described below.

In June 2011, another group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance (“SLCFC”) claims against former Tribune shareholders. Harbor Mid Cap Value Fund also has been named in one or more of these suits. These SLCFC lawsuits have been consolidated into a Multidistrict Litigation Proceeding (“MDL Proceeding”) in the Southern District of New York. The MDL Proceeding remains stayed pending further order of the District Court.

None of these lawsuits allege any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was $299. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

67

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—LEGAL PROCEEDINGS—Continued

Lyondell Chemical Company

In October 2011, Harbor Capital was named as a defendant in two cases: Edward S. Weisfelner, as Trustee of the LB Creditor Trust, v. Morgan Stanley & Co., Inc., et al. and Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust, v. A. Holmes & H. Holmes TTEE, et al. Both cases are related to the bankruptcy of Lyondell Chemical Company (In re Lyondell Chemical Company, et al.), shares of which were previously owned by Harbor Mid Cap Value Fund.

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

None of these lawsuits allege any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund received approximately $1,439 in cash proceeds from the cash out merger. Harbor Mid Cap Value Fund’s cost basis in the shares of Lyondell was approximately $931. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

NOTE 8—SUBSEQUENT EVENTS

The Harbor Funds Board of Trustees, on behalf of Harbor Large Cap Value Fund, has appointed Aristotle Capital Management, LLC (“Aristotle”), a registered investment adviser, to serve as the Fund’s subadviser effective May 25, 2012. Causeway replaces Cohen and Steers Capital Management, Inc. as subadviser to Harbor Large Cap Value Fund. Howard Gleicher is the portfolio manager of the Fund.

68

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2011)	Ending Account Value (April 30, 2012)
Harbor Capital Appreciation Fund
Institutional Class	0.66%
Actual		$3.51	$1,000	$1,141.90
Hypothetical (5% return)		3.32	1,000	1,021.50
Administrative Class	0.91%
Actual		$4.85	$1,000	$1,140.70
Hypothetical (5% return)		4.57	1,000	1,020.23
Investor Class	1.03%
Actual		$5.48	$1,000	$1,139.80
Hypothetical (5% return)		5.17	1,000	1,019.61
Harbor Mid Cap Growth Fund
Institutional Class	0.85%
Actual		$4.45	$1,000	$1,104.00
Hypothetical (5% return)		4.27	1,000	1,020.53
Administrative Class	1.10%
Actual		$5.75	$1,000	$1,101.80
Hypothetical (5% return)		5.52	1,000	1,019.26
Investor Class	1.22%
Actual		$6.38	$1,000	$1,101.80
Hypothetical (5% return)		6.12	1,000	1,018.65

69

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2011)	Ending Account Value (April 30, 2012)
Harbor Small Cap Growth Fund
Institutional Class	0.84%
Actual		$4.36	$1,000	$1,087.80
Hypothetical (5% return)		4.22	1,000	1,020.58
Administrative Class	1.09%
Actual		$5.65	$1,000	$1,086.60
Hypothetical (5% return)		5.47	1,000	1,019.31
Investor Class	1.21%
Actual		$6.27	$1,000	$1,084.50
Hypothetical (5% return)		6.07	1,000	1,018.70
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.60	$1,000	$1,129.40
Hypothetical (5% return)		3.42	1,000	1,021.40
Administrative Class	0.93%
Actual		$4.92	$1,000	$1,128.20
Hypothetical (5% return)		4.67	1,000	1,020.12
Investor Class	1.05%
Actual		$5.55	$1,000	$1,127.00
Hypothetical (5% return)		5.27	1,000	1,019.51
Harbor Mid Cap Value Fund
Institutional Class	0.95%
Actual		$5.00	$1,000	$1,119.60
Hypothetical (5% return)		4.77	1,000	1,020.02
Administrative Class	1.20%
Actual		$6.32	$1,000	$1,118.40
Hypothetical (5% return)		6.02	1,000	1,018.75
Investor Class	1.32%
Actual		$6.95	$1,000	$1,118.10
Hypothetical (5% return)		6.62	1,000	1,018.14
Harbor Small Cap Value Fund
Institutional Class	0.85%
Actual		$4.46	$1,000	$1,110.80
Hypothetical (5% return)		4.27	1,000	1,020.53
Administrative Class	1.10%
Actual		$5.77	$1,000	$1,109.30
Hypothetical (5% return)		5.52	1,000	1,019.26
Investor Class	1.22%
Actual		$6.40	$1,000	$1,108.80
Hypothetical (5% return)		6.12	1,000	1,018.65
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

70

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE DOMESTIC EQUITY FUNDS

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 12, 13 and 14, 2012 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

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Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provide investment management services to the Funds;

•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

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Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser of Harbor Large Cap Value Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund (as well as Harbor Large Cap Value Fund) at meetings of the Board of Trustees held in 2011. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and class-by-class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below.

Harbor Capital Appreciation Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Capital Appreciation Fund (inception date December 29, 1987), the Trustees noted that the Fund’s Institutional Class had outperformed the universe medians according to Lipper data for the one-, three-, four- and five-year periods ended December 31, 2011 and outperformed the group median for the one-, two-, four- and five-year periods ended December 31, 2011. The Fund’s performance for the three-year period ended December 31, 2011 equaled the group median, while the Fund underperformed the universe median for the two-year period ended December 31, 2011. The Fund’s one-, three- and five-year rolling returns as of December 31, 2011 ranked in the first, second and second quartiles, respectively, according to Morningstar. The Trustees also considered that the Fund had outperformed its benchmark, the Russell 1000® Growth Index, for the ten- and fifteen-year periods ended December 31, 2011, but had underperformed its benchmark for the one-, three- and five-year periods ended December 31, 2011.

The Trustees discussed the expertise of Jennison Associates LLC (“Jennison”), the Fund’s subadviser, in managing assets generally and specifically with respect to the Fund’s asset class, noting that Jennison managed approximately $35.2 billion

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ADDITIONAL INFORMATION—Continued

in assets in this asset class, out of a firm-wide total of approximately $126.7 billion in assets under management. The Trustees also noted the significant experience of the portfolio manager in this asset class with Jennison, noting that he was a founding member of Jennison.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $11.975 billion, showed that the Fund’s contractual management fee was below the group median for the Institutional, Administrative and Investor Classes. The actual total expense ratio for each share class of the Fund was below both the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2013. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Mid Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Growth Fund (inception date November 1, 2000), the Trustees noted that, according to the Lipper report, the Fund’s Institutional Class had underperformed its Lipper universe and group medians for the one-, two-, three-, four- and five-year periods ended December 31, 2011. The Trustees considered the fact that, in comparison to its universe of other mid cap growth funds, as identified by Morningstar, each of the Fund’s one-, three- and five-year rolling returns ranked in the fourth quartile as of December 31, 2011. The Trustees also considered that the Fund had underperformed its benchmark, the Russell Midcap® Growth Index, for the one-, three-, five- and ten-year periods ended December 31, 2011. The Trustees discussed how the performance of this manager in this strategy moves in cycles which can result in periods of underperformance.

The Trustees discussed the expertise of Wellington Management Company, LLP (“Wellington”), the Fund’s subadviser, in managing assets generally and in the mid cap growth asset class specifically, noting that Wellington managed approximately $2.7 billion in assets in this asset class, out of a firm-wide total of approximately $651 billion in assets under management. The Trustees noted the significant experience of the portfolio managers.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $725 million, showed that the Fund’s contractual management fee was below the group median for each of the Institutional Class, Administrative Class and Investor Class. The Lipper data also showed that the actual total expense ratios for the Fund’s Institutional, Administrative and Investor Class were below the group and universe medians. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Small Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Growth Fund (inception date November 1, 2000), the Trustees noted that according to the Lipper report, the Fund’s Institutional Class performance exceeded its universe medians for the four- and five year periods ended December 31, 2011, underperformed its universe medians for the one-, two- and three-year periods ended December 31, 2011, and underperformed its group medians for the one-, two-, three-, four- and five-year periods ended December 31, 2011. The Morningstar data presented ranked the Fund’s one-, three- and five-year rolling returns as of December 31, 2011 in the fourth, third and second quartiles, respectively. The Trustees also considered the fact that Harbor Small Cap Growth Fund had outperformed its benchmark, the Russell 2000® Growth Index, for the three-, five- and ten-year periods ended December 31, 2011, but had underperformed its benchmark for the one-year period ended December 31, 2011.

The Trustees discussed the expertise of Westfield Capital Management Company, L.P. (“Westfield”), the Fund’s subadviser, in managing assets generally and in the small cap growth asset class specifically, noting that Westfield managed approximately $1.6 billion in assets in this asset class, out of a firm-wide total of approximately $14.2 billion in assets under management. The Trustees also discussed the experience of the portfolio managers in this asset class.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $500 million, showed the Fund’s contractual management fee was below the group median for the Institutional, Administrative and Investor Classes. The Trustees also noted that the Fund’s actual total expense ratio for each share class was below the Lipper group and universe median expense ratios. The Trustees noted that the Fund had in place a “soft close” and was thus unlikely to grow significantly in size in the near future. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Large Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Large Cap Value Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class underperformance relative to its Lipper universe medians for the two-, three- and four-year periods ended December 31, 2011, its outperformance relative to its Lipper universe medians for the one- and five-year periods ended December 31, 2011, its outperformance relative to its Lipper group median for the one-year period ended December 31, 2011, its

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Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

underperformance relative to its Lipper group medians for the two-, three- and four-year periods ended December 31, 2011, and its performance at the group median for the five-year period ended December 31, 2011. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the second, fourth and third quartiles, respectively, for the periods ended December 31, 2011. The Trustees also noted that the Fund had underperformed its benchmark, the Russell 1000® Value Index, for the one-, three-, ten- and fifteen-year periods ended December 31, 2011, but had outperformed its benchmark for the five-year period ended December 31, 2011. The Trustees noted that the Fund had changed subadvisers in May 2007 from Armstrong Shaw Associates, Inc. to Cohen & Steers Capital Management, Inc. (“Cohen & Steers”).

The Trustees discussed the expertise of Cohen & Steers in managing assets generally and in the large cap value asset class specifically, noting that Cohen & Steers managed approximately $3.9 billion in assets in this asset class, out of a firm-wide total of approximately $41.3 billion in assets under management. The Trustees also discussed the significant experience of the portfolio manager, including his experience prior to joining Cohen & Steers.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $300 million, showed the Fund’s management fee was below the group median for the Institutional, Administrative and Investor Classes, and the actual total expense ratio for each of the Fund’s share classes was below its group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2013. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Mid Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Value Fund (inception date March 1, 2002), the Trustees noted that the Fund’s Institutional Class performance was above its Lipper group medians for the one-, three- and four-year periods ended December 31, 2011 and below its Lipper group medians for the two- and five-year periods ended December 31, 2011. The Fund’s performance was above its Lipper universe medians for the one-, three- and four-year periods ended December 31, 2011 and below its Lipper universe medians for the two- and five-year periods ended December 31, 2011. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the second, second and fourth quartiles, respectively, for the periods ended December 31, 2011. The Trustees considered the fact that the Fund had underperformed its benchmark, the Russell Midcap® Value Index, for the one-, three- and five-year periods ended December 31, 2011.

The Trustees discussed the expertise of LSV Asset Management (“LSV”), the Fund’s subadviser, in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $1.5 billion in assets in this asset class, out of a firm-wide total of approximately $58 billion in assets under management. The Trustees also considered that LSV applies a similar quantitative approach to managing assets in the mid cap value asset class as it does for its other value products, and that the long-term performance generated by LSV across its various value products has been favorable. The Trustees reviewed the expertise of the portfolio managers in this asset class, noting that one of the three portfolio managers was a founding partner of LSV.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $75 million, showed the Fund’s management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratio for the Fund’s Institutional Class was below the group median but above the universe median expense ratio. The actual total expense ratio for the Fund’s Administrative Class was below the group and universe median expense ratios. The actual total expense ratio for the Fund’s Investor Class was above the group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2013. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Small Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Value Fund (inception date December 14, 2001), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper group and universe medians for the one- and two-year periods ended December 31, 2011 and its underperformance relative to its Lipper group and universe medians for the three-, four- and five-year periods ended December 31, 2011. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns each ranked in the first, fourth and third quartiles, respectively, for the period ended December 31, 2011. The Trustees also considered the fact that the Fund outperformed its benchmark, the Russell 2000® Value Index, for the one-, three-, five- and ten-year periods ended December 31, 2011.

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ADDITIONAL INFORMATION—Continued

The Trustees discussed the expertise of EARNEST Partners LLC (“EARNEST”), the Fund’s subadviser, in managing assets generally and in the small cap value asset class specifically, noting that EARNEST managed approximately $2.9 billion in assets in this asset class out of $18.9 billion firm wide total. The Trustees also noted the experience of the portfolio manager in this asset class, noting that he is the founder of the firm.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $600 million, showed the Fund’s management fee was at the group median for the Institutional Class and below the group median for the Administrative and Investor Classes. The actual total expense ratios for the Fund’s Institutional and Administrative Classes were below the group and universe median expense ratios. The actual total expense ratio for the Fund’s Investor Class was at the group median and below the universe median expense ratios. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

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Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2012)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (67) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (60) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	29	None

John P. Gould (73) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (65) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	29	Director of FiberTower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (71) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None
INTERESTED TRUSTEE

David G. Van Hooser (65)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None
TRUSTEE EMERITUS**
Howard P. Colhoun (76) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	29	None

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Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (42) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (40) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (37) Vice President, Secretary and AML Compliance Officer	Since 2007; AML Compliance Officer since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (43) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (53) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (59) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as Trustee Emeritus for a term expiring December 31, 2012. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

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THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

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Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified Index and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

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Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

81

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

82

Glossary—Continued

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

SDR—SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities. SDRs are issued by either U.S. or non-U.S. banking organizations.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

83

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.SAR.DE.0412

Semi-Annual Report

April 30, 2012

International & Global Funds

	Institutional Class	Administrative Class	Investor Class

International Equity

Harbor International Fund	HAINX	HRINX	HIINX

Harbor International Growth Fund	HAIGX	HRIGX	HIIGX

Global Equity

Harbor Global Value Fund	HAGVX	HRGVX	HIGVX

Harbor Global Growth Fund	HGGAX	HRGAX	HGGIX

This document must be preceded or accompanied by a Prospectus.

Harbor International & Global Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2012. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2012
	Institutional Class	Administrative Class	Investor Class
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	8.35%	8.21%	8.15%
Harbor International Growth Fund	7.66	7.50	7.42
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	6.99%	6.82%	6.68%
Harbor Global Growth Fund	17.19	17.06	16.96

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2012
Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE (ND)); international equity	2.44%
Morgan Stanley Capital International Europe, Australasia, and Far East Growth Index (MSCI EAFE Growth (ND)); international equity	4.77
Morgan Stanley Capital International World Index (MSCI World (ND)); global equity	7.54
Morgan Stanley Capital International All Country World Index (MSCI AC World); global equity	7.07
Morgan Stanley Capital International Emerging Markets Index (MSCI EM); global equity	3.93

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2008*	2009*	2010*	2011*	2012[b]
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.79%	0.83%	0.79%	0.77%	0.77%	1.02%
Administrative Class	1.04	1.09	1.04	1.02	1.02	1.36
Investor Class	1.16	1.20	1.16	1.14	1.14	1.40
Harbor International Growth Fund
Institutional Class	0.89%	0.91%	0.87%	0.86%	0.87%	1.13%
Administrative Class	1.14	1.16	1.13	1.11	1.12	1.41
Investor Class	1.26	1.27	1.25	1.23	1.24	1.45
Harbor Global Value Fund
Institutional Class	1.00%	1.00%	1.00%	1.00%	1.00%	1.05%
Administrative Class	1.25	1.25	1.25	1.25	1.25	1.31
Investor Class	1.37	1.37	1.37	1.37	1.37	1.38
Harbor Global Growth Fund
Institutional Class	N/A	1.00%[a]	1.00%	1.00%	1.00%	1.09%
Administrative Class	N/A	1.25 [a]	1.25	1.25	1.25	1.36
Investor Class	N/A	1.37 [a]	1.37	1.37	1.37	1.44

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2012 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons include all actively managed no-load funds that charge 12b-1 fees in the April 30, 2012 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized for the period March 1, 2009 (inception) through October 31, 2009.
b	Unaudited annualized figures for the six-month period ended April 30, 2012.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Weak economic growth globally contributed to modest equity returns outside of the U.S. in the fiscal first half. Stocks in developed international markets, as measured by the MSCI EAFE (ND) Index, returned 2.44%, while the MSCI EM Index of emerging markets shares gained 3.93%. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 7.54%. (All international and global returns are in U.S. dollars.)

The moderate gains in equity markets outside the U.S. can be attributed principally to lingering concerns about the effect of Europe’s sovereign debt crisis on European economic growth and indications of slowing growth in China. For U.S.-based investors, the strength of the U.S. dollar versus certain foreign currencies, including the euro and the Japanese yen, also dampened the returns of foreign equities. Equity markets in half of the 16 European countries within the MSCI EAFE (ND) Index had negative returns and weighed on index performance. Markets in Spain, Greece, Portugal, and Italy all had double-digit declines.

Harbor International and Global Equity Funds

Three of Harbor’s four international and global equity funds outperformed their benchmarks in the fiscal first half while the fourth fund trailed its benchmark modestly. Harbor Global Growth Fund (Institutional Class) had a return of 17.19% and outpaced its MSCI AC World Index benchmark by 1,012 basis points, or 10.12 percentage points. While we are very pleased with Harbor Global Growth Fund’s exceptional fiscal first half performance and we believe the fund should perform well over the long term, the performance of the fiscal first half greatly exceeded our expectations for the longer term. Harbor International Fund (Institutional Class) returned 8.35% and outperformed its MSCI EAFE (ND) Index benchmark by 591 basis points. With a return of 7.66%, Harbor International Growth Fund (Institutional Class) outpaced its benchmark, the MSCI EAFE Growth (ND) Index by 289 basis points. Harbor Global Value Fund (Institutional Class) returned 6.99%, trailing its MSCI World (ND) Index by 55 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each international and global equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2012
	Unannualized		Annualized
International & Global	6 Months	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) Index (foreign stocks)	2.44%	-12.82%	-4.72%	5.42%	9.39%
MSCI World (ND) Index (global stocks)	7.54	-4.63	-1.78	4.96	9.81
MSCI EM Index (emerging markets)	3.93	-12.61	3.46	13.92	N/A

Domestic Equities
Wilshire 5000 Total Market Index (entire U.S. stock market)	12.44%	3.31%	1.56%	5.54%	11.36%
S&P 500 Index (large cap stocks)	12.77	4.76	1.01	4.71	11.51
Russell Midcap® Index (mid cap stocks)	11.87	-0.03	2.19	8.03	12.88
Russell 2000® Index (small cap stocks)	11.02	-4.25	1.45	6.19	10.35
Russell 3000® Growth Index	13.86	6.26	4.04	5.23	10.41
Russell 3000® Value Index	11.61	0.61	-1.63	4.93	11.96

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	-5.45%	-19.42%	-3.08%	5.45%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	6.45%	5.15%	7.77%	8.89%	N/A
Barclays Capital US Aggregate Bond Index (domestic bonds)	2.44	7.54	6.37	5.71	8.79%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.01	0.05	1.14	1.89	4.95

Domestic Equity, Strategic Markets, and Fixed Income

U.S. equities had a very strong first calendar quarter of 2012, propelling major domestic equity indices to double-digit gains for the fiscal first half ended April 30. Optimism about growth, albeit slow, in the U.S. economy, decent corporate earnings, and the hope that the European debt crisis could be contained contributed to the very strong first calendar quarter returns. In April, the optimism of the first calendar quarter faded and domestic equity indices declined, as U.S. economic growth was even slower than expected and the European debt crisis continued to worsen.

2

The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 12.44% in the fiscal first half. U.S. equities had double-digit gains across all capitalization ranges, with large cap stocks outperforming mid cap and small cap stocks. U.S. growth stocks outpaced value in large cap and mid cap, while small cap value shares outperformed small cap growth.

With weaker global demand, commodity prices declined. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on physical commodities, had a return of -5.45%.

Major bond indices had positive returns in the fiscal first half. The broad taxable investment-grade bond market in the U.S. had a return of 2.44%, while U.S. high-yield bonds returned 6.45%. Most fixed income indices outperformed U.S. Treasurys. Money market returns remained negligible under the Federal Reserve’s accommodative monetary policy.

New Manager

The Harbor Funds Board of Trustees appointed Causeway Capital Management LLC as subadviser to Harbor Global Value Fund effective May 25, 2012. Causeway succeeds Pzena Investment Management, LLC, which had served as subadviser since the fund’s inception in August 2006. We are pleased to welcome Causeway to the Harbor Funds team. At the same time, we express our appreciation to Pzena for their dedication and service to Harbor Global Value Fund shareholders.

Invest for the Long Term

Fiscal year 2012 has already produced significant market volatility. The positive sentiment in the middle of the fiscal first half has been replaced by a more uncertain tone over the last couple of months. In strong and weak markets, there are always potential headwinds and tailwinds. It is not possible for even experienced investors to predict consistently which way the markets will move in the short term. While market conditions may change, investing fundamentals remain. At Harbor Funds, we encourage all investors to focus on the long term and to construct a portfolio of stocks, bonds, and cash that is consistent with your financial goals and your tolerance for risk. The diversification provided by a balanced asset allocation of stocks, bonds, and cash helps to lower volatility and reduce risk. Over the longer term, an effective asset allocation plan can help you achieve your financial goals.

Thank you for your investment in Harbor Funds.

June 26, 2012

David G. Van Hooser

Chairman

3

Harbor International Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Northern Cross, LLC

125 Summer Street

Suite 1410

Boston, MA 02110

PORTFOLIO MANAGERS

Howard Appleby

Since 2009

Jean-Francois Ducrest

Since 2009

James LaTorre

Since 2009

Edward E. Wendell, Jr.

Since 2009

Northern Cross, LLC has subadvised the Fund since 2009.

INVESTMENT GOAL

Long-term total return, principally from growth of capital

PRINCIPAL STYLE CHARACTERISTICS

International large cap value oriented stocks

Howard Appleby

Jean-Francois Ducrest

James LaTorre

Edward E. Wendell, Jr.

Management’s Discussion of Fund Performance

MARKET REVIEW

International equities managed a modest advance in the first half of fiscal 2012. The MSCI EAFE (ND) Index of stocks in developed overseas markets returned 2.44% for the six months ended April 30, 2012 (all returns cited are in U.S. dollars). The gain reflected an improvement in market sentiment as investors reacted favorably to steps taken by policymakers to address Europe’s debt crisis as well as a generally improving global economic climate.

Consumer Discretionary, Health Care, and Consumer Staples stocks were the leading performers in the MSCI EAFE (ND) Index as 7 of the 10 economic sectors recorded positive returns. Telecommunication Services, down by -8%, was the worst-performing sector; Utilities and Information Technology also had negative returns. Most of the countries represented in the index gained ground. Stocks in the United Kingdom and Japan, together representing about 45% of the index, were the biggest contributors to returns. Companies based in Spain were the biggest drag on index performance with a return of -23%, followed by France, which was down by -4%.

PERFORMANCE

Harbor International Fund outperformed its benchmark for the fiscal first half. The Fund returned 8.35% (Institutional Class), 8.21% (Administrative Class), and 8.15% (Investor Class), compared with the 2.44% return of the MSCI EAFE (ND) Index. The Fund also outperformed the benchmark by substantial margins for the 12 months and 5 years ended April 30. (The Fund’s Institutional Class shares also outperformed the index for the 10 years ended April 30, while the other share classes do not yet have a 10-year history.)

Stock selection was the primary driver of outperformance relative to the benchmark for the latest six months. The Fund outpaced the index in 8 of the 9 economic sectors in which it had investments. The portfolio had no investments in the Utilities sector and a below-benchmark exposure in Telecommunication Services, which were the two weakest-performing areas of the index.

Denmark-based Novo Nordisk, a global leader in diabetes care and a long-time holding in the Fund, was the single largest contributor to portfolio returns. Its shares were up 37%. Due primarily to the strength of Novo Nordisk, Health Care was the best-performing sector in the portfolio, with a return of over 21% versus 8% for Health Care names in the benchmark. Another important contributor to Fund returns from the Health Care sector was Swiss drug-maker Roche Holding.

The Fund’s investments in Consumer Staples names returned over 13% compared with less than 8% for the benchmark. Leading contributors within the sector included Belgium-based brewer Anheuser-Busch InBev, along with global spirits producer Diageo and British American Tobacco, both headquartered in the U.K. A significantly overweighted exposure to Consumer Staples stocks (18% of the portfolio versus 11% of the index) also added to portfolio returns relative to the benchmark.

4

Harbor International Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Novo Nordisk AS	3.3%
British American Tobacco plc	2.9%
Atlas Copco AB	2.6%
Linde AG	2.3%
Anheuser-Busch InBev NV	2.2%
Diageo plc	2.2%
Fanuc Corporation	2.2%
Roche Holding AG	2.2%
Nestle SA	2.1%
Imperial Tobacco Group plc	2.0%

Portfolio holdings in a variety of other areas made important contributions to Fund performance. These included Toyota in the Consumer Discretionary sector, Industrials holding Atlas Copco, Taiwan Semiconductor in the Information Technology sector, and Materials names Xstrata and Syngenta.

Financials were down by -1% and were the only area of the portfolio to trail the benchmark. Among the weaker performers in the sector were French insurer AXA, Brazil-based banks Banco Bradesco and Itau Unibanco, and Unibail-Rodamco, the largest commercial real estate company in Europe.

With respect to country allocations, stock selection in the United Kingdom was a major contributor to both absolute and relative performance for the Fund. Also helping relative performance was a smaller-than-benchmark exposure to Spain, which was the weakest area of the index. This was partially offset by the Fund’s out-of-index holdings in Brazil, which declined by -12%.

OUTLOOK AND STRATEGY

Compared with the MSCI EAFE (ND) benchmark, the largest overweighted allocations in the Fund as of April 30 were in the Consumer Staples, Industrials, and Materials sectors. The most significant underweights were in Financials, Utilities (where the Fund had no investments), and Telecommunications Services. From a country-level perspective, the largest overweights in the portfolio were in France, Switzerland, Brazil, and Sweden. The most significantly underweighted positions were in Japan, Australia (where the Fund had no investments), and the United Kingdom. Sector-level and country-level weightings typically are a result of the Fund’s bottom-up stock selection process and not a significant element of its investment strategy.

In selecting stocks for the portfolio we seek companies that have leading positions in consolidating industries, with high barriers to entry and a potential for operating-margin expansion. A key element of our process is a long-term perspective; we analyze each company’s prospects not just in the current environment but in view of challenges it could face over a time horizon of at least three to five years. We believe that this disciplined approach has served our shareholders well in the past and will continue to do so in the years ahead.

This report contains the current opinions of Northern Cross, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor International Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2011

Cusip	411511306

Ticker	HAINX

Inception Date	12/29/1987

Net Expense Ratio	0.77%[a],b

Total Net Assets (000s)	$28,514,971

ADMINISTRATIVE CLASS

Fund #	2211

Cusip	411511652

Ticker	HRINX

Inception Date	11/01/2002

Net Expense Ratio	1.02%[a],b

Total Net Assets (000s)	$2,280,934

INVESTOR CLASS

Fund #	2411

Cusip	411511645

Ticker	HIINX

Inception Date	11/01/2002

Net Expense Ratio	1.14%[a],b

Total Net Assets (000s)	$4,036,904

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 28, 2013.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	18		25

Weighted Average Market Cap (MM)	$65,323		$51,180

Price/Earning Ratio (P/E)	16.0x		14.0x

Price/Book Ratio (P/B)	2.3x		1.8x

Beta vs. MSCI EAFE (ND) Index	1.12		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	6%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

6

Harbor International Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2002 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor International Fund
Institutional Class	8.35%	-9.70%	0.20%	9.85%	12/29/1987	$127,970
Comparative Index
MSCI EAFE (ND) Index	2.44%	-12.82%	-4.72%	5.42%	—	$84,753

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor International Fund
Administrative Class	8.21%	-9.93%	-0.05%	12.07%	11/01/2002	$29,511
Investor Class	8.15%	-10.05%	-0.18%	11.91%	11/01/2002	$29,106
Comparative Index
MSCI EAFE (ND) Index	2.44%	-12.82%	-4.72%	7.91%	—	$20,611

As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Net) and 0.79% (Gross) (Institutional Class); 1.03% (Net) and 1.04% (Gross) (Administrative Class); and 1.15% (Net) and 1.16% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver through 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

b	Unannualized.

7

Harbor International Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 6.0%)

COMMON STOCKS—91.1%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.4%
36,980,656	Rolls-Royce Holdings plc (UK)*	$494,447

AUTOMOBILES—3.6%
10,508,368	Daimler AG (GER)	581,444
16,296,200	Toyota Motor Corp. (JP)	667,782

		1,249,226

BEVERAGES—6.2%
10,526,351	Anheuser-Busch InBev NV (BEL)	758,692
30,944,515	Diageo plc (UK)	780,521
5,884,013	Pernod-Ricard SA (FR)	610,570

		2,149,783

BUILDING PRODUCTS—0.8%
6,617,178	Compagnie de Saint-Gobain (FR)	277,825

CAPITAL MARKETS—1.2%
34,401,830	UBS AG (SWS)*	429,617

CHEMICALS—4.0%
4,801,614	Linde AG (GER)	821,859
1,664,500	Syngenta AG (SWS)	583,701

		1,405,560

COMMERCIAL BANKS—5.6%
33,243,160	DBS Group Holdings Ltd. (SGP)	373,465
11,092,939	Erste Group Bank AG (AUT)	255,794
24,120,005	Itau Unibanco Holding SA ADR (BR)[1]	378,443

COMMERCIAL BANKS—Continued
22,168,184	Standard Chartered plc (UK)	$541,915
26,168,891	United Overseas Bank Ltd. (SGP)	406,021

		1,955,638

CONSTRUCTION MATERIALS—2.7%
24,132,535	CRH plc (IE)	489,170
7,265,887	Holcim Ltd. (SWS)*	453,189

		942,359

DIVERSIFIED FINANCIAL SERVICES—1.2%
20,602,145	Investor AB (SW)	410,792

ELECTRICAL EQUIPMENT—3.1%
25,109,683	ABB Ltd. (SWS)*	457,571
10,205,527	Schneider Electric SA (FR)	628,618

		1,086,189

FOOD PRODUCTS—3.9%
8,881,912	Danone SA(FR)	625,278
11,790,409	Nestle SA (SWS)	722,626

		1,347,904

HEALTH CARE EQUIPMENT & SUPPLIES—1.1%
4,201,430	Cie Generale d’Optique Essilor International SA (FR)	370,217

HOTELS, RESTAURANTS & LEISURE—2.4%
11,028,426	Accor SA (FR)	381,370
130,380,700	Genting Bhd (MAL)	444,410

		825,780

INDUSTRIAL CONGLOMERATES—1.1%
125,299,947	Sime Darby Berhad (MAL)	402,668

INSURANCE—4.1%
5,739,619	Allianz SE (GER)	640,204
37,438,471	AXA SA (FR)	532,006
64,158,000	China Life Insurance Co. Ltd. (CHN)	170,824
22,251,600	China Pacific Insurance Group Co. Ltd. (CHN)	71,775

		1,414,809

MACHINERY—9.4%
38,234,795	Atlas Copco AB (SW)	909,854
4,548,400	Fanuc Corporation (JP)	767,090
10,276,500	Komatsu Ltd. (JP)	295,757
36,065,502	Sandvik AB (SW)	570,199
1,761,200	SMC Corp. (JP)	294,126
30,743,752	Volvo AB (SW)	426,669

		3,263,695

MEDIA—0.7%
8,446,271	JC Decaux SA (FR)	239,784

METALS & MINING—6.7%
8,613,959	Anglo American plc (UK)	332,884
8,698,308	Anglo American plc ADR (UK)[1]	167,703
18,688,842	BHP Billiton plc (UK)	601,628
4,509,575	Freeport-McMoRan Copper & Gold Inc. (US)	172,717
6,640,115	Rio Tinto plc (UK)	372,210
35,520,174	Xstrata plc (UK)	682,183

		2,329,325

OFFICE ELECTRONICS—1.7%
13,331,200	Canon Inc. (JP)	604,274

OIL, GAS & CONSUMABLE FUELS—4.9%
26,123,223	BG Group plc (UK)	616,382
350,420,000	PetroChina Company Ltd. (CHN)	523,609

8

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
11,144,077	Royal Dutch Shell plc (NET)	$397,463
2,517,920	Royal Dutch Shell plc ADR (NET)[1]	180,132

		1,717,586

PAPER & FOREST PRODUCTS—0.0%
239,417	Fibria Celulose SA ADR (BR)[1]	1,901

PERSONAL PRODUCTS—1.2%
3,400,965	L’Oreal SA (FR)	409,396

PHARMACEUTICALS—7.1%
10,188,951	Novartis AG (SWS)	562,596
7,759,736	Novo Nordisk AS (DEN)	1,143,963
4,260,742	Roche Holding AG (SWS)	778,695

		2,485,254

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.6%
2,933,002	Unibail-Rodamco SE (FR)	548,817

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.8%
33,285,000	Cheung Kong Holdings Ltd. (HK)	441,049
47,823,000	Hang Lung Properties Ltd. (HK)	176,129

		617,178

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.6%
36,546,833	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	569,400

SOFTWARE—1.8%
9,515,667	SAP AG (GER)	631,017

TEXTILES, APPAREL & LUXURY GOODS—1.6%
9,166,906	Compagnie Financiere Richemont SA (SWS)	567,419
10,835,055	Nova America SA (BR)*	—	[z]

		567,419

TOBACCO—6.9%
19,565,282	British American Tobacco plc (UK)	1,003,494
17,409,444	Imperial Tobacco Group plc (UK)	696,211
124,635	Japan Tobacco Inc. (JP)	690,438

		2,390,143

WIRELESS TELECOMMUNICATION SERVICES—1.7%
53,719,500	China Mobile Ltd. (CHN)	594,673

TOTAL COMMON STOCKS (Cost $22,911,382)		31,732,676

PREFERRED STOCKS—2.9%
AEROSPACE & DEFENSE—0.0%
3,919,949,536	Rolls-Royce Holdings plc–C Shares (UK)*	6,361	[y]

COMMERCIAL BANKS—1.6%
34,067,561	Banco Bradesco SA (BR)	547,433

OIL, GAS & CONSUMABLE FUELS—1.2%
36,745,700	Petroleo Brasileiro SA (BR)	$410,417

PAPER & FOREST PRODUCTS—0.1%
9,378,175	Suzano Papel e Celulose SA (BR)	35,424

TEXTILES, APPAREL & LUXURY GOODS—0.0%
1,056,355	Nova America SA (BR)*	—	[z]

TOTAL PREFERRED STOCKS (Cost $237,945)		999,635

SHORT-TERM INVESTMENTS—5.2%
Principal Amount (000s)
COMMERCIAL PAPER
	American Express Credit Corporation
$82,558	0.040%–05/02/2012-05/07/2012	82,558
33,356	0.060%–05/08/2012	33,356
98,447	0.080%–05/16/2012-05/17/2012	98,447

		214,361

	Exxon Mobile Corporation
250,000	0.050%–05/02/2012-05/15/2012	250,000
75,000	0.060%–05/10/2012-05/11/2012	75,000

		325,000

	General Electric Company
49,597	0.060%–05/10/2012	49,597
270,533	0.070%–05/02/2012-05/15/2012	270,533
49,596	0.080%–05/09/2012	49,596
40,158	0.100%–05/03/2012	40,158
45,536	0.130%–05/01/2012	45,536

		455,420

	HSBC Finance Corporation
49,224	0.050%–05/02/2012	49,224
42,937	0.060%–05/01/2012	42,937
42,395	0.150%–05/15/2012	42,395

		134,556

	Toyota Motor Credit Corporation
607,193	0.030%–05/01/2012-05/17/2012	607,193
43,524	0.070%–05/18/2012	43,524
49,224	0.080%–05/21/2012	49,224

		699,941

TOTAL SHORT-TERM INVESTMENTS (Cost $1,829,278)		1,829,278

TOTAL INVESTMENTS—99.2% (Cost $24,978,605)		34,561,589

CASH AND OTHER ASSETS, LESS LIABILITIES—0.8%		271,220

TOTAL NET ASSETS—100.0%		$34,832,809

9

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$1,564,098	$22,122,029	$—	$23,686,127
Latin America	380,344	—	—	380,344
North America	172,717	—	—	172,717
Pacific Basin	569,400	6,924,088	—	7,493,488
Preferred Stocks
Europe	—	—	6,361	6,361
Latin America	993,274	—	—	993,274
Short-Term Investments
Commercial Paper	—	1,829,278	—	1,829,278

Total	$3,679,833	$30,875,395	$6,361	$34,561,589

The following is a reconciliation of the Fund’s Level 3 investments during the period ended April 30, 2012.

Valuation Description	Beginning Balance at 11/01/2011 (000s)		Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Ending Balance as of 04/30/2012[w] (000s)
Common Stocks	$—	[a]	$—	$—	$—	$—	$—	$—	$—	[a]
Preferred Stocks	3,891		6,329	(3,849)	—	—	(10)	—	6,361

	$3,891		$6,329	$(3,849)	$—	$—	$(10)	$—	$6,361

There were no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

a	Rounds to less than $1,000.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of April 30, 2012 per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 4/30/2012
Common Stocks	$	—[a]
Preferred Stocks		33

		$33

y	Fair valued in accordance with Harbor Funds Valuation Procedures using a pre-traded price recommended by the issuer, which is a Level 3 input.

z	Fair valued in accordance with Harbor Funds Valuation Procedures using the last traded price, which is a Level 3 input.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor International Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGER

James Gendelman

Since 2004

Munish Malhotra, CFA

Since 2011

Marsico has subadvised the Fund since 2004.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential

James Gendelman

Munish Malhotra

Management’s Discussion of

Fund Performance

MARKET REVIEW

Developed-market international equities posted solid results for the fiscal first half. Equities were propelled in large part by a sense that substantive progress was being made towards containing Europe’s sovereign debt problem and that the risk of its metastasizing into a global financial crisis had diminished. Europe’s calming effect on equity markets was notable, as volatility measures declined markedly and cross-stock correlations eased from record-high levels that had persisted throughout calendar 2011. The more sanguine perspective about Europe also seemed to serve, at least temporarily, as a catalyst for investors to re-calibrate their attention to other positive macro-related factors such as a brightening global economic growth backdrop, stimulative policy actions undertaken by central banks around the world, improved consumer and business confidence, and resilient corporate profit reports.

Developed international markets, as measured by the MSCI EAFE (ND) Index, posted a six-month return of 2.44% (all returns cited are in U.S. dollar terms). International growth equities outperformed international value. The MSCI EAFE Growth (ND) Index posted a return of 4.77%, while the MSCI EAFE Value (ND) Index had a return of 0.10%.

Eight of the 10 MSCI EAFE Growth (ND) Index economic sectors registered positive returns. Health Care was up 13% and was the strongest-performing sector of the index. Consumer Staples and Consumer Discretionary rose 9% and 7%, respectively. Utilities, down -4%, and Telecommunication Services, off -1%, were the only sectors to post negative returns.

PERFORMANCE

Harbor International Growth Fund outperformed its benchmark index for the six months ended April 30, 2012. The Fund returned 7.66% (Institutional Class), 7.50% (Administrative Class), and 7.42% (Investor Class), compared with the MSCI EAFE Growth (ND) Index return of 4.77%. The Fund also outperformed the index for the 12 months and five years ended April 30.

Stock selection in several sectors contributed positively to the Fund’s performance in the fiscal first half. A number of its Information Technology holdings posted strong gains, including Latin American ecommerce company MercadoLibre and semiconductor producers Samsung Electronics and Taiwan Semiconductor Manufacturing.

The Fund also benefited from stock selection within the Consumer Staples, Financials, Health Care, and Industrials sectors. Consumer Staples positions were led by beverage company Anheuser-Busch InBev. In the Financials sector, real estate companies BR Malls Participacoes and Sumitomo Realty & Development each posted double-digit gains. Pharmaceutical company Novo Nordisk was the Fund’s leading Health Care position. Strong Industrials performers included information services provider Experian and Canadian National Railway.

Although active currency management is not a central facet of the Fund’s investment process, currency fluctuations may at times affect performance. Currency movements modestly aided Fund performance in the latest six months. In particular, the Fund did well by having a smaller-than-benchmark exposure to securities denominated in the

11

Harbor International Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
British Sky Broadcasting Group plc	2.7%
Samsung Electronics Co. Ltd.	2.7%
Roche Holding AG	2.6%
Canadian National Railway Co.	2.5%
China Unicom Hong Kong Ltd.	2.5%
Honda Motor Co. Ltd.	2.5%
Standard Chartered plc	2.5%
Julius Baer Group Ltd.	2.4%
Millicom International Cellular SA SDR	2.4%
Nestle SA	2.4%

weaker euro. The Fund’s performance was buoyed by having a below-index allocation to the Materials sector and by having no exposure to Utilities names, as these were among the weakest-performing areas of the benchmark index.

There were a few offsetting factors that limited investment results. Stock selection in the Consumer Discretionary sector negatively impacted performance. Arcos Dorados Holdings, a Latin American McDonald’s restaurant franchisee, posted a double-digit negative return. Brazilian professional education company Anhanguera Educacional Participacoes and resort operator Genting Singapore each declined and were sold from the portfolio.

China Unicom Hong Kong, one of the world’s largest mobile providers, skidded -14% and was a material detractor. Several of the Fund’s holdings in the Materials sector also struggled. Biotechnology company Novozymes and chemical company BASF posted negative returns and both positions were sold from the Fund.

From a sector allocation standpoint, the Fund’s performance was hampered by an above-index allocation to the Information Technology sector and by having few investments in the strong-performing Consumer Staples sector.

OUTLOOK AND STRATEGY

The Fund’s largest sector overweights relative to the MSCI EAFE Growth (ND) Index were in Information Technology and Consumer Discretionary stocks. The most significant underweights relative to the index were in Consumer Staples and Materials.

In terms of country allocations, the Fund’s most significant weightings as of April 30 were the United Kingdom and Japan, although exposure to the United Kingdom and Japan represented significantly underweighted postures relative to the benchmark index. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor International Growth Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2017

Cusip	411511801

Ticker	HAIGX

Inception Date	11/01/1993

Expense Ratio	0.87%[a]

Total Net Assets (000s)	$1,393,834

ADMINISTRATIVE CLASS

Fund #	2217

Cusip	411511637

Ticker	HRIGX

Inception Date	11/01/2002

Expense Ratio	1.12%[a]

Total Net Assets (000s)	$1,227

INVESTOR CLASS

Fund #	2417

Cusip	411511629

Ticker	HIIGX

Inception Date	11/01/2002

Expense Ratio	1.24%[a]

Total Net Assets (000s)	$23,377

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	22		25

Weighted Average Market Cap (MM)	$42,571		$45,663

Price/Earning Ratio (P/E)	20.4x		17.1x

Price/Book Ratio (P/B)	3.3x		2.6x

Beta vs. MSCI EAFE Growth (ND) Index	1.05		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	29%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

13

Harbor International Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2002 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor International Growth Fund
Institutional Class	7.66%	-8.57%	-2.38%	4.58%	11/01/1993	$78,257
Comparative Index
MSCI EAFE Growth (ND) Index	4.77%	-10.05%	-2.89%	5.36%	—	$84,259

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor International Growth Fund
Administrative Class	7.50%	-8.75%	-2.62%	6.89%	11/01/2002	$18,832
Investor Class	7.42%	-8.90%	-2.75%	6.76%	11/01/2002	$18,610
Comparative Index
MSCI EAFE Growth (ND) Index	4.77%	-10.05%	-2.89%	7.68%	—	$20,190

As stated in the Fund’s current prospectus, the expense ratio were 0.87% (Institutional Class); 1.12% (Administrative Class); and 1.25% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

b	Unannualized.

14

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 4.3%)

COMMON STOCKS—95.7%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.0%
1,076,577	Rolls-Royce Holdings plc (UK)*	$14,394

AUTOMOBILES—4.5%
295,818	Bayerische Motoren Werke AG (GER)	28,136
977,855	Honda Motor Co. Ltd. (JP)	35,192

		63,328

BEVERAGES—3.0%
388,922	Anheuser-Busch InBev NV (BEL)	28,032
137,540	Pernod-Ricard SA (FR)	14,272

		42,304

CAPITAL MARKETS—2.4%
890,128	Julius Baer Group Ltd. (SWS)*	34,120

CHEMICALS—1.9%
645,057	LyondellBasell Industries NV (US)	26,950

COMMERCIAL BANKS—2.5%
1,438,374	Standard Chartered plc (UK)	35,162

CONSTRUCTION MATERIALS—1.6%
1,089,987	CRH plc (IE)	22,094

DIVERSIFIED FINANCIAL SERVICES—1.5%
630,543	Citigroup Inc. (US)	20,833

DIVERSIFIED TELECOMMUNICATION SERVICES—3.6%
20,812,000	China Unicom Hong Kong Ltd. (HK)	$36,452
487,072	Ziggo NV (NET)	15,319

		51,771

ELECTRICAL EQUIPMENT—3.3%
325,843	Schneider Electric SA (FR)	20,071
848,977	Sensata Technologies Holding NV (US)*	26,963

		47,034

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.0%
618,100	Hoya Corp. (JP)	14,177

FOOD & STAPLES RETAILING—0.8%
4,216,400	Wal-Mart de Mexico SAB de CV (MEX)	12,058

FOOD PRODUCTS—2.4%
557,978	Nestle SA (SWS)	34,198

HEALTH CARE EQUIPMENT & SUPPLIES—0.6%
156,745	Elekta AB (SW)	7,927

HOTELS, RESTAURANTS & LEISURE—4.0%
746,673	Arcos Dorados Holdings Inc. (US)	13,343
456,465	Whitbread plc (UK)	14,280
221,900	Wynn Resorts Ltd. (US)	29,601

		57,224

INTERNET & CATALOG RETAIL—1.7%
21,596	Rakuten Inc. (JP)	24,087

INTERNET SOFTWARE & SERVICES—4.5%
241,771	Baidu Inc. ADR (CHN)[1]*	32,083
217,152	MercadoLibre Inc. (AR)	21,007
454,457	Yandex NV (NET)*	10,780

		63,870

IT SERVICES—2.0%
440,133	Accenture plc (IE)	28,587

MACHINERY—3.2%
155,900	Fanuc Corporation (JP)	26,293
678,864	Weir Group plc (UK)	18,792

		45,085

MEDIA—6.3%
3,502,417	British Sky Broadcasting Group plc (UK)	38,545
343,444	Imax Corp. (US)*	8,232
227,215	Kabel Deutschland Holding AG (GER)*	14,324
262,370	Publicis Groupe SA (FR)	13,548
1,706,383	Reed Elsevier plc (UK)	14,121

		88,770

METALS & MINING—1.7%
1,224,626	Xstrata plc (UK)	23,520

OFFICE ELECTRONICS—2.0%
623,800	Canon Inc. (JP)	28,275

OIL, GAS & CONSUMABLE FUELS—5.0%
6,316,300	CNOOC Ltd. (HK)	13,347
1,830,900	OGX Petroleo e Gas Participacoes SA (BR)*	12,708
469,099	Pacific Rubiales Energy Corp. (CAN)	13,458
1,241,010	Tullow Oil plc (UK)	30,961

		70,474

PHARMACEUTICALS—7.4%
187,386	Novo Nordisk AS (DEN)	27,625
104,687	Perrigo Co. (US)	10,982

15

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

PHARMACEUTICALS—(Continued)
200,284	Roche Holding AG (SWS)*	$36,604
922,362	Shire plc (UK)	30,062

		105,273

PROFESSIONAL SERVICES—1.0%
902,389	Experian plc (UK)	14,253

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.0%
73,090	Unibail-Rodamco SE (FR)	13,676

REAL ESTATE MANAGEMENT & DEVELOPMENT—4.5%
1,600,200	BR Malls Participacoes SA (BR)	19,879
6,627,000	Hang Lung Properties Ltd. (HK)	24,407
850,000	Sumitomo Realty & Development Co. Ltd. (JP)	20,270

		64,556

ROAD & RAIL—2.5%
421,529	Canadian National Railway Co. (CAN)	35,948

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—7.1%
1,479,375	ARM Holdings plc (UK)	12,517
431,567	ASML Holding NV (NET)	21,960
30,995	Samsung Electronics Co. Ltd. (S. KOR)	37,937
1,851,825	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	28,851

		101,265

SOFTWARE—1.4%
330,674	Check Point Software Technologies Ltd. (IL)*	19,222

SPECIALTY RETAIL—3.0%
11,115,000	Belle International Holdings Ltd. (HK)	21,717
236,394	Inditex SA (SP)	21,307

		43,024

TEXTILES, APPAREL & LUXURY GOODS—3.6%
270,864	Adidas AG (GER)	22,593
60,336	Swatch Group AG (SWS)	27,875

		50,468

COMMON STOCKS—Continued

Shares		Value (000s)

TRADING COMPANIES & DISTRIBUTORS—1.3%
2,753,000	Marubeni Corporation (JP)	$19,116

WIRELESS TELECOMMUNICATION SERVICES—2.4%
319,430	Millicom International Cellular SA SDR (LUX)[2]	33,809

TOTAL COMMON STOCKS (Cost $1,219,684)		1,356,852

PREFERRED STOCKS—0.0%
(Cost $184)
AEROSPACE & DEFENSE—0.0%
114,117,162	Rolls-Royce Holdings plc—C Shares (UK)*	185	[y]

SHORT-TERM INVESTMENTS—3.3%
(Cost $47,629)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$47,629	Repurchase Agreement with State Street Corporation dated April 30, 2012 due May 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $48,582)	47,629

TOTAL INVESTMENTS—99.0% (Cost $1,267,497)		1,404,666

CASH AND OTHER ASSETS, LESS LIABILITIES—1.0%		13,772

TOTAL NET ASSETS—100.0%		$1,418,438

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$104,677	$618,786	$—	$723,463
Latin America	65,652	—	—	65,652
Middle East/Central Asia	19,222	—	—	19,222
North America	186,311	—	—	186,311
Pacific Basin	60,934	301,270	—	362,204
Preferred Stocks
Europe	—	—	185	185
Short-Term Investments
Repurchase Agreements	—	47,629	—	47,629

Total	$436,796	$967,685	$185	$1,404,666

16

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

The following is a reconciliation of the Fund’s Level 3 investments during the period ended April 30, 2012.

Valuation Description	Beginning Balance at 11/01/2011 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Ending Balance as of 04/30/2012[w] (000s)
Preferred Stocks	$229	$184	$(223)	$—	$(3)	$(2)	$—	$185

There were no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities. SDRs are issued by either U.S. or non-U.S. banking organizations.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of April 30, 2012 per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 4/30/2012
Preferred Stocks	$1

y	Fair valued in accordance with Harbor Funds Valuation Procedures using a pre-traded price recommended by the issuer, which is a Level 3 input.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Global Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pzena Investment

Management, LLC

120 West 45th Street

20th Floor

New York, NY 10036

PORTFOLIO MANAGERS

Caroline Cai

Since 2009

John Goetz

Since 2006

Michael Peterson

Since 2006

Pzena Investment Management has subadvised the Fund since its inception in 2006.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world exhibiting strong value characteristics on a relative basis

Caroline Cai

John Goetz

Michael Peterson

Management’s Discussion of Fund Performance

MARKET REVIEW

Global markets continued to be driven by macro events in the fiscal first half, with investors reacting to developments surrounding the euro-zone crisis and the outlook for economic growth. Markets were volatile, rising sharply when fears of a euro-zone meltdown abated, pulling back when uncertainties re-emerged. The net result was a 7.54% gain for the MSCI World (ND) Index, driven by strong results in the U.S., where the S&P 500 Index rose 12.77% as fears of a double-dip recession receded. European returns were mixed, with the U.K., Switzerland, and Germany gaining between 5% and 6%, and countries at the epicenter of the euro-one crisis (Italy, Spain, and Portugal) suffering double-digit losses. Japan, still recovering from last year’s earthquake and nuclear crisis, gained 3.8%. Resource-based economies such as Canada and Australia lagged, returning 1.7% and 1.9%, respectively, as prices of commodities fell on expectations of slower growth in emerging markets.

Consumer Discretionary, Information Technology and Industrials stocks had some of the best performance, gaining 13.3%, 12.9%, and 8.6%, respectively, as investors moved cautiously back into economically sensitive sectors, particularly in the U.S. Investors also bid up Health Care and Consumer Staples names, which rose 10.5% and 9.4%, respectively, attracted by their dividend yields and perceived stability. Financials, one of the most undervalued sectors of the market, posted a 7.4% gain, as valuations started to recover from deeply depressed levels. The weakest areas of the market were Energy (+2.3%), Materials (+0.4%), Telecommunication Services (-0.8%), and Utilities (-0.6%).

PERFORMANCE

Harbor Global Value Fund returned 6.99% (Institutional Class), 6.82% (Administrative Class), and 6.68% (Investor Class), for the six months ended April 30, 2012, compared with the 7.54% return of the MSCI World (ND) benchmark. The Fund benefited from larger-than-benchmark exposures in Financials and economically sensitive sectors. Offsetting this strength were the portfolio’s overweighted positions in the U.K. and Europe. We are maintaining this positioning, as we believe the region continues to offer compelling investment opportunities. Our positions are predominantly in European-domiciled companies with leading global footprints that are trading at deep discounts relative to their Asian and U.S. peers.

Holdings in the Industrials, Consumer Discretionary, Technology, Materials, and Financials sectors were the largest contributors to Fund performance. Of particular note were American International Group, the global multi-line insurance company (+37.8%); European Aeronautic Defence & Space Company, the parent company of Airbus (+32.4%); Travis Perkins, the U.K.’s largest builders merchant (+22.8%); and Allstate, a leading U.S. property & casualty insurer (+27.9%).

Utility holdings were the largest detractors from performance, with the Italian-based global utility Enel falling -29.3% as it cut its dividend and capital spending to reduce debt. Although the portfolio’s Financials holdings returned 5.9% as a whole, a number of

18

Harbor Global Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Hewlett-Packard Co.	4.6%
Royal Dutch Shell plc	3.6%
Akzo Nobel NV	3.4%
BAE Systems plc	3.4%
Northrop Grumman Corporation	3.2%
Shin-Etsu Chemical Co. Ltd.	3.2%
Staples Inc.	3.2%
Omnicom Group Inc.	3.1%
Travis Perkins plc	3.1%
Cap Gemini SA	2.7%

European financials detracted from performance, including Credit Agricole (France, -35.1%), Credit Suisse (Switzerland, -18.6%), and ING Group (Netherlands, -19.3%). Their overall impact on performance was muted, however, as their position sizes ranged between 1.0% and 1.4% of the portfolio. Our exposure in Financials still represents the single largest source of potential excess return in the portfolio; it consists of a diverse set of holdings in insurance, banking, wealth management, and investment banking.

The portfolio benefited relative to the benchmark from stock selection in the Materials and Industrials sectors, whereas the largest detractors included stock selection in Technology and Utilities. Most of the portfolio’s exposure in the Materials sector was in housing-related businesses, including Travis Perkins and PPG Industries (paints and coatings), which had strong performance, versus the benchmark’s higher mix of raw materials companies, which were weak. Hewlett-Packard, one of the world’s largest technology companies, fell -6.3%. Despite its near-term weakness, we have continued to see a company with dominant global business franchises, strong cash flow, and one of the most attractive valuations in our investment universe. As of April 30, Hewlett-Packard was the portfolio’s largest position.

OUTLOOK AND STRATEGY

Three features of current equity market valuations are worth noting.

•

Shares paying high dividends have been at historically rich valuations. This is likely a reflection of the fact that in many markets equities yield more than long-term government bonds, and investors have felt the need to pursue income-producing alternatives.

•

There has continued to be a wide valuation spread between low-beta, or defensive, sectors (such as Utilities, Health Care, Consumer Staples, and Telecom) and high-beta, economically sensitive names as well as Financials. Investors have sought the safe haven of defensive names, leaving high-beta stocks behind.

•

Many companies with very high cash-flow yields have been overlooked in an environment where dividends attract a premium. As of April 30, many of the non-financial names in our portfolio were trading at free-cash-flow yields of 10% or more, providing what we believe are unusually attractive opportunities.

In keeping with our value investing philosophy, we sold positions that had benefited from these trends, including a number of Health Care holdings (such as Aetna and Johnson & Johnson) that had reached fair value, to pursue more-attractively valued opportunities in Technology (such as Oracle and Google) and Financials (American International Group). We sold Energy holding Exxon Mobil as it had increased in value, redeploying the proceeds into Total, the French-based global energy company, which we believe has a more compelling valuation. As of April 30, the portfolio’s largest exposures were in a diverse group of Financials (mainly in the U.S., the U.K., Switzerland, and Japan), Technology, Industrials, and Energy.

We are excited about the valuation of the portfolio as well as the strong business franchises represented therein. Although the focus on macro events and risk-on/risk-off behavior may continue to make this a bumpy ride, we believe the opportunity for the long-term value investor is quite good.

This report contains the current opinions of Pzena Investment Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

19

Harbor Global Value Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2027

Cusip	411511447

Ticker	HAGVX

Inception Date	08/07/2006

Net Expense Ratio	1.00%[a],b

Total Net Assets (000s)	$29,201

ADMINISTRATIVE CLASS

Fund #	2227

Cusip	411511454

Ticker	HRGVX

Inception Date	08/07/2006

Net Expense Ratio	1.25%[a],b

Total Net Assets (000s)	$444

INVESTOR CLASS

Fund #	2427

Cusip	411511462

Ticker	HIGVX

Inception Date	08/07/2006

Net Expense Ratio	1.37%[a],b

Total Net Assets (000s)	$972

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2013.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	11		27

Weighted Average Market Cap (MM)	$53,291		$78,865

Price/Earning Ratio (P/E)	12.3x		16.0x

Price/Book Ratio (P/B)	1.4x		2.4x

Beta vs. MSCI World (ND) Index	1.29		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	10%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

20

Harbor Global Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 08/07/2006 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Global Value Fund
Institutional Class	6.99%	-13.28%	-8.28%	-4.91%	08/07/2006	$37,474
Comparative Index
MSCI World (ND) Index	7.54%	-4.63%	-1.78%	1.57%	—	$54,670

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 08/07/2006 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Global Value Fund
Administrative Class	6.82%	-13.51%	-8.49%	-5.14%	08/07/2006	$7,390
Investor Class	6.68%	-13.64%	-8.62%	-5.27%	08/07/2006	$7,331
Comparative Index
MSCI World (ND) Index	7.54%	-4.63%	-1.78%	1.57%	—	$10,934

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 1.18% (Gross) (Institutional Class); 1.25% (Net) and 1.43% (Gross) (Administrative Class); and 1.37% (Net) and 1.55% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

b	Unannualized.

21

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 0.9%)

COMMON STOCKS—99.1%

Shares		Value (000s)

AEROSPACE & DEFENSE—8.6%
217,775	BAE Systems plc (UK)	$1,044
15,525	European Aeronautic Defense and Space Co. NV (FR)	613
15,600	Northrop Grumman Corporation (US)	987

		2,644

AUTOMOBILES—2.1%
3,824	Volkswagen AG (GER)	653

CAPITAL MARKETS—4.6%
13,475	Credit Suisse Group AG (SWS)*	322
10,750	State Street Corporation (US)	497
47,815	UBS AG (SWS)*	597

		1,416

CHEMICALS—8.9%
19,179	Akzo Nobel NV (NET)	1,028
6,800	PPG Industries Inc. (US)	716
16,800	Shin-Etsu Chemical Co. Ltd. (JP)	970

		2,714

COMMERCIAL BANKS—5.2%
137,650	Barclays plc (UK)	487
49,768	Credit Agricole SA (FR)	256
863,952	Royal Bank of Scotland Group plc (UK)*	341
15,500	Sumitomo Mitsui Financial Group Inc. (JP)	496

		1,580

COMPUTERS & PERIPHERALS—4.6%
56,825	Hewlett-Packard Co. (US)	1,407

DIVERSIFIED FINANCIAL SERVICES—6.7%
53,575	Bank of America Corporation (US)	434
16,437	Citigroup Inc. (US)	543
10,865	Deutsche Boerse AG (GER)	682
54,364	ING Groep NV (NET)*	384

		2,043

ELECTRIC UTILITIES—2.0%
190,945	Enel SpA (IT)	626

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—4.3%
168,300	Hon Hai Precision Industry Co. Ltd. (TW)	$529
9,276	Hon Hai Precision Industry Co. Ltd. GDR (TW)[1]	56
19,900	TE Connectivity Ltd. (SWS)	726

		1,311

INDUSTRIAL CONGLOMERATES—2.4%
36,932	Koninklijke Philips Electronics NV (NET)	735

INSURANCE—9.9%
102,024	Aegon NV (NET)	475
20,950	Allstate Corporation (US)	698
23,800	American International Group Inc. (US)*	810
19,800	MS&AD Insurance Group Holdings Inc. (JP)	365
8,600	Renaissance Holdings Ltd. (BM)	671

		3,019

INTERNET SOFTWARE & SERVICES—1.4%
700	Google Inc. (US)*	424

IT SERVICES—2.7%
21,200	Cap Gemini SA (FR)	828

MEDIA—5.1%
210,925	Aegis Group plc (UK)	609
18,825	Omnicom Group Inc. (US)	966

		1,575

OFFICE ELECTRONICS—1.4%
9,600	Canon Inc. (JP)	435

OIL, GAS & CONSUMABLE FUELS—12.9%
103,312	BP plc (UK)	746
27,750	ENI SpA (IT)	617
63,550	Gazprom OAO ADR (RUS)[2]	736
31,074	Royal Dutch Shell plc (UK)	1,108
15,300	Total SA (FR)	735

		3,942

PERSONAL PRODUCTS—1.4%
20,113	Avon Products Inc. (US)	435

PHARMACEUTICALS—1.6%
7,975	Abbott Laboratories (US)	495

SOFTWARE—5.1%
8,275	CA Inc. (US)	218
22,600	Microsoft Corporation (US)	724
20,950	Oracle Corp. (US)	616

		1,558

SPECIALTY RETAIL—3.2%
63,350	Staples Inc. (US)	975

TRADING COMPANIES & DISTRIBUTORS—3.1%
55,395	Travis Perkins plc (UK)	946

WIRELESS TELECOMMUNICATION SERVICES—1.9%
215,275	Vodafone Group plc (UK)	596

TOTAL COMMON STOCKS (Cost $28,948)		30,357

22

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—0.7%
(Cost $214)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$214	Repurchase Agreement with State Street Corporation dated April 30, 2012 due May 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $221)	$214

TOTAL INVESTMENTS—99.8% (Cost $29,162)		30,571

CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		46

TOTAL NET ASSETS—100.0%		$30,617

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$1,719	$14,842	$—	$16,561
North America	10,945	—	—	10,945
Pacific Basin	—	2,851	—	2,851
Short-Term Investments
Repurchase Agreements	—	214	—	214

Total	$12,664	$17,907	$—	$30,571

There were no material Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Global Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGERS

Thomas Marsico

Since 2009

James Gendelman

Since 2009

Marsico has subadvised the Fund since its inception in 2009.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world selected for long-term growth potential

Thomas Marsico

James Gendelman

Management’s Discussion of

Fund Performance

MARKET REVIEW

Equities posted strong gains for the first half of fiscal 2012, propelled in large part by a sense that substantive progress was being made towards containing Europe’s sovereign debt problem and that the risk of its metastasizing into a global financial crisis had diminished. Europe’s calming effect on equity markets was notable, as volatility measures declined markedly and cross-stock correlations eased from their record-high levels that persisted throughout 2011. The more sanguine perspective about Europe also seemed to serve, at least temporarily, as a catalyst for investors to re-calibrate their attention to other positive macro-related factors such as a brightening global economic growth backdrop, stimulative policy actions undertaken by central banks around the world, improved consumer and business confidence, and resilient corporate profit reports.

In the U.S., a variety of key data points—including linchpins such as employment, housing starts, manufacturing, vehicle production and sales, consumer discretionary spending, consumer and business confidence, credit expansion, and small business formation—suggested a recovery that increasingly was finding its footing and gaining strength. The remarkable decline in natural gas prices was another contributor to the economy’s revival.

The global economy appeared to be gaining some momentum as well, highlighted by robust global industrial output. The Asian region outside of China benefited in particular from this upswing, including Japan, whose economy—bolstered by reconstruction activities resulting from the earthquake and tsunami in March 2011—was projected as one of the relatively few in the developed-market universe that could potentially expand at an above-trend level. Emerging market growth in general continued to run at a brisk pace amidst easing inflationary pressures.

The MSCI AC World Index posted a return of 7.07% (all returns cited are in U.S. dollars). Nine of the 10 sectors of the Index registered positive returns. Information Technology and Consumer Discretionary were the strongest-performing sectors of the benchmark index with returns of 13% and 12%, respectively. Health Care and Consumer Staples both rose more than 10%. Meanwhile, the Utilities, Telecommunication Services, and Energy sectors posted returns of 2% or less. Materials dipped -1% and was the sole sector to post a negative return.

PERFORMANCE

Harbor Global Growth Fund significantly outperformed its benchmark index. The Fund returned 17.19% (Institutional Class), 17.06% (Administrative Class), and 16.96% (Investor Class) for the six months ended April 30, 2012, compared with the 7.07% return of the MSCI AC World Index. The Fund also outperformed the benchmark for the latest 12 months and since its inception in 2009.

The Fund’s strong outperformance versus the index for the fiscal first half was led by favorable stock selection and positioning in the Information Technology sector. The Fund’s Technology holdings posted a collective return of 32%. Top-performing holdings within the sector included Apple, Latin American e-commerce platform MercadoLibre, and semiconductor company Samsung Electronics. The Fund purchased shares of Millennial Media, a mobile advertising company, at its initial public offering. The position

24

Harbor Global Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Apple Inc.	7.7%
Samsung Electronics Co. Ltd.	4.8%
Intuitive Surgical Inc.	4.3%
Wynn Macau Ltd.	4.2%
Compagnie Financiere Richemont SA	3.9%
Starbucks Corp.	3.6%
Mead Johnson Nutrition Company	3.2%
Prada SpA	3.2%
Anheuser-Busch InBev NV	3.1%
TJX Cos. Inc.	3.0%

was sold from the portfolio after the company’s stock price appreciated by nearly 100%. The Fund also benefited from an overweighed posture in Information Technology, as it was the strongest-performing sector in the benchmark index.

Similarly, the Fund was aided by stock selection and an overweighted allocation to the Consumer Discretionary sector, which was another leading area of the benchmark index. Luxury goods provider Prada registered a double-digit gain. Online travel reservations company Priceline.com and Starbucks also appreciated sharply.

The Fund held several individual positions whose returns exceeded the performance of their respective sectors or industries in the benchmark index. These included surgical systems manufacturer Intuitive Surgical, beverage company Anheuser-Busch InBev, infant formula manufacturer Mead Johnson Nutrition, and hotel/casino resort company Wynn Macau. Utilities and Telecommunication Services were poor-performing areas of the benchmark index; the Fund benefited by avoiding investments in both sectors.

Active currency management is not a central facet of the Fund’s investment process, but fluctuations in major world currencies can affect performance. During the latest six months, Fund performance was dampened by having few investments in securities denominated in the Canadian dollar and the pound sterling, as both currencies strengthened. A portion of this negative impact was offset by having few investments in securities tied to the weaker Japanese yen.

Another area of weakness was stock selection in the Energy sector. Halliburton and Occidental Petroleum each posted negative returns. Certain individual positions struggled, including online retailer Amazon.com, software company Informatica, and Materials sector holding Novozymes. The Fund sold all three positions. Japanese automation company Fanuc and Chinese internet search company Baidu also had negative impacts on performance.

OUTLOOK AND STRATEGY

The Fund’s largest sector overweights relative to the index were in Consumer Discretionary and Information Technology stocks. The most significant underweights relative to the index were the Financials, Energy, and Industrials sectors. As of April 30, the Fund had no exposure to the Utilities, Telecommunication, or Materials sectors.

In terms of country allocations, the Fund’s most significant weightings were in the U.S., Switzerland, Hong Kong, and Spain. As mentioned in previous shareholder reports, country-level weightings generally should be considered a residual by-product of our bottom-up stock selection process rather than a major, proactive facet of investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Global Growth Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2030

Cusip	411512874

Ticker	HGGAX

Inception Date	03/01/2009

Net Expense Ratio	1.00%[a],b

Total Net Assets (000s)	$15,826

ADMINISTRATIVE CLASS

Fund #	2230

Cusip	411512866

Ticker	HRGAX

Inception Date	03/01/2009

Net Expense Ratio	1.25%[a],b

Total Net Assets (000s)	$334

INVESTOR CLASS

Fund #	2430

Cusip	411512858

Ticker	HGGIX

Inception Date	03/01/2009

Net Expense Ratio	1.37%[a],b

Total Net Assets (000s)	$1,125

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	14		46

Weighted Average Market Cap (MM)	$92,456		$74,823

Price/Earning Ratio (P/E)	23.0		15.6

Price/Book Ratio (P/B)	5.1		2.4

Beta vs. MSCI AC World Index	1.07		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	39%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2013.

c	Unannualized.

26

Harbor Global Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2009 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of the MSCI AC World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Global Growth Fund
Institutional Class	17.19%	-1.12%	N/A	29.11%	03/01/2009	$112,289
Comparative Index
MSCI AC World Index	7.07%	-5.73%	N/A	22.14%	—	$94,196

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 03/01/2009 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the MSCI AC World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Global Growth Fund
Administrative Class	17.06%	-1.44%	N/A	28.78%	03/01/2009	$22,274
Investor Class	16.96%	-1.49%	N/A	28.63%	03/01/2009	$22,195
Comparative Index
MSCI AC World Index	7.07%	-5.73%	N/A	22.14%	—	$18,839

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 1.68% (Gross) (Institutional Class); 1.25% (Net) and 1.93% (Gross) (Administrative Class); and 1.37% (Net) and 2.05% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

b	Unannualized.

27

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 7.4%)

COMMON STOCKS—92.6%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.6%
2,543	Precision Castparts Corp. (US)	$448

AUTOMOBILES—2.5%
3,257	Bayerische Motoren Werke AG (GER)	310
3,844	Tesla Motors Inc. (US)*	127

		437

BEVERAGES—3.1%
7,472	Anheuser-Busch InBev NV (BEL)	539

BIOTECHNOLOGY—3.0%
3,823	Biogen Idec Inc. (US)*	512

COMMERCIAL BANKS—3.0%
15,379	Wells Fargo & Company (US)	514

COMPUTERS & PERIPHERALS—7.7%
2,295	Apple Inc. (US)	1,341

DIVERSIFIED FINANCIAL SERVICES—1.4%
7,393	Citigroup Inc. (US)	244

ELECTRICAL EQUIPMENT—2.7%
14,597	Sensata Technologies Holding NV (US)*	464

ENERGY EQUIPMENT & SERVICES—1.2%
6,159	Halliburton Co. (US)	211

FOOD & STAPLES RETAILING—1.0%
2,164	Pricesmart Inc. (US)	179

FOOD PRODUCTS—5.1%
6,581	Mead Johnson Nutrition Company (US)	563
5,370	Nestle SA (SWS)	329

		892

HEALTH CARE EQUIPMENT & SUPPLIES—4.3%
1,274	Intuitive Surgical Inc. (US)*	$737

HOTELS, RESTAURANTS & LEISURE—9.8%
493	Chipotle Mexican Grill Inc. (US)*	204
10,832	Starbucks Corp. (US)	622
2,416	Starwood Hotels & Resorts Worldwide Inc. (US)	143
227,117	Wynn Macau Ltd. (HK)	726

		1,695

INTERNET & CATALOG RETAIL—2.1%
476	Priceline.com Inc. (US)*	362

INTERNET SOFTWARE & SERVICES—5.2%
2,319	Baidu Inc. ADR (CHN)[1]*	307
7,942	Bankrate Inc. (US)*	186
4,174	MercadoLibre Inc. (AR)	404

		897

IT SERVICES—2.9%
7,663	Accenture plc (IE)	498

MACHINERY—3.5%
2,286	Cummins Inc. (US)	265
2,000	Fanuc Corporation (JP)	337

		602

OIL, GAS & CONSUMABLE FUELS—2.4%
4,507	Occidental Petroleum Corporation (US)	411

PHARMACEUTICALS—0.9%
845	Roche Holding AG (SWS)*	154

REAL ESTATE MANAGEMENT & DEVELOPMENT—3.8%
26,900	BR Malls Participacoes SA (BR)	334
86,000	Hang Lung Properties Ltd. (HK)	317

		651

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.6%
16,927	ARM Holdings plc (UK)	143
680	Samsung Electronics Co. Ltd. (S. KOR)	832

		975

SPECIALTY RETAIL—8.2%
9,769	Home Depot Inc. (US)	506
4,308	Inditex SA (SP)	388
12,408	TJX Cos. Inc. (US)	518

		1,412

TEXTILES, APPAREL & LUXURY GOODS—8.7%
10,777	Compagnie Financiere Richemont SA (SWS)*	667
3,815	Lululemon Athletica Inc. (US)*	283
83,100	Prada SpA (IT)*	562

		1,512

TRADING COMPANIES & DISTRIBUTORS—1.9%
1,586	W.W. Grainger Inc. (US)	330

TOTAL COMMON STOCKS (Cost $12,462)		16,017

28

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—4.6%
(Cost $791)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$791	Repurchase Agreement with State Street Corporation dated April 30, 2012 due May 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $808)	$791

TOTAL INVESTMENTS—97.2% (Cost $13,253)		16,808

CASH AND OTHER ASSETS, LESS LIABILITIES—2.8%		477

TOTAL NET ASSETS—100.0%		$17,285

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$498	$3,092	$—	$3,590
Latin America	738	—	—	738
North America	9,169	—	—	9,169
Pacific Basin	308	2,212	—	2,520
Short-Term Investments
Repurchase Agreements	—	791	—	791

Total	$10,713	$6,095	$—	$16,808

There were no material Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor International & Global Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2012 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
ASSETS
Investments, at identified cost*	$24,978,605	$1,267,497	$29,162	$13,253
Investments, at value	$34,561,589	$1,357,037	$30,357	$16,017
Repurchase agreements	—	47,629	214	791
Cash	18	1	—	—
Foreign currency, at value (cost: $42,547; $1,090; $19; $7)	42,636	1,094	19	7
Receivables for:
Investments sold	49,791	12,863	107	398
Foreign currency spot contracts	191	9	—	—
Capital shares sold	28,730	1,155	4	30
Dividends	184,175	4,847	99	25
Interest	22	—	—	—
Withholding tax reclaim	54,573	1,250	7	11
Prepaid registration fees	—	10	—	18
Prepaid fund insurance	95	5	—	—
Other assets	492	26	13	14
Total Assets	34,922,312	1,425,926	30,820	17,311
LIABILITIES
Payables for:
Investments purchased	22,898	4,856	139	—
Foreign currency spot contracts	2	—	—	—
Capital shares reacquired	27,719	1,086	24	9
Accrued expenses:
Management fees	19,074	867	21	12
12b-1 fees	1,278	5	—	—
Transfer agent fees	1,978	68	1	1
Trustees’ fees and expenses	199	7	—	—
Other	16,355	599	18	4
Total Liabilities	89,503	7,488	203	26
NET ASSETS	$34,832,809	$1,418,438	$30,617	$17,285
Net Assets Consist of:
Paid-in capital	$28,867,996	$1,520,025	$75,706	$13,718
Undistributed/(accumulated) net investment income/(loss)	131,429	5,582	123	34
Accumulated net realized gain/(loss)	(3,750,824)	(244,372)	(46,622)	(23)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	9,584,208	137,203	1,410	3,556
	$34,832,809	$1,418,438	$30,617	$17,285
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$28,514,971	$1,393,834	$29,201	$15,826
Shares of beneficial interest[2]	480,541	116,634	4,554	851
Net asset value per share[1]	$59.34	$11.95	$6.41	$18.61
Administrative Class
Net assets	$2,280,934	$1,227	$444	$334
Shares of beneficial interest[2]	38,713	103	69	18
Net asset value per share[1]	$58.92	$11.89	$6.43	$18.53
Investor Class
Net assets	$4,036,904	$23,377	$972	$1,125
Shares of beneficial interest[2]	68,711	1,969	151	61
Net asset value per share[1]	$58.75	$11.87	$6.42	$18.48

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

30

Harbor International & Global Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2012 (Unaudited)

(All amounts in thousands)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
Investment Income
Dividends	$493,989	$14,625	$369	$122
Interest	234	2	—	—
Foreign taxes withheld	(46,073)	(1,118)	(13)	(7)
Total Investment Income	448,150	13,509	356	115
Operating Expenses
Management fees	109,929	5,093	129	66
12b-1 fees:
Administrative Class	2,688	2	1	1
Investor Class	4,565	29	1	1
Shareholder communications	1,209	164	—	1
Custodian fees	3,598	174	20	25
Transfer agent fees:
Institutional Class	7,856	400	9	4
Administrative Class	645	—	—	—
Investor Class	3,286	21	1	1
Professional fees	396	18	—	—
Trustees’ fees and expenses	319	12	—	—
Registration fees	192	43	20	21
Miscellaneous	160	9	1	1
Total expenses	134,843	5,965	182	121
Management fees waived	(812)	—	—	—
Transfer agent fees waived	(787)	(34)	(1)	(1)
Other expenses reimbursed	—	—	(27)	(40)
Custodial expense reductions	(1)	—	—	—
Net expenses	133,243	5,931	154	80
Net Investment Income/(Loss)	314,907	7,578	202	35
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	32,721	(2,922)	522	650
Foreign currency transactions	105,002	(513)	(4)	(2)
Change in net unrealized appreciation/(depreciation) on:
Investments	2,165,600	94,451	1,420	1,860
Forwards	(69,360)	—	—	—
Translations of assets and liabilities in foreign currencies	1,402	47	1	—
Net gain/(loss) on investment transactions	2,235,365	91,063	1,939	2,508
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,550,272	$98,641	$2,141	$2,543

The accompanying notes are an integral part of the Financial Statements.

31

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$314,907	$666,630	$7,578	$11,036
Net realized gain/(loss) on investments	137,723	310,483	(3,435)	114,727
Net unrealized appreciation/(depreciation) of investments	2,097,642	(2,321,698)	94,498	(255,641)
Net increase/(decrease) in assets resulting from operations	2,550,272	(1,344,585)	98,641	(129,878)
Distributions to Shareholders
Net investment income:
Institutional Class	(596,272)	(382,300)	—	(33,427)
Administrative Class	(43,956)	(24,969)	—	(26)
Investor Class	(69,282)	(40,882)	—	(1,111)
Net realized gain on investments:
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions to shareholders	(709,510)	(448,151)	—	(34,564)
Net Increase/(Decrease) Derived from Capital Share Transactions	1,833,618	1,714,329	(101,697)	(259,875)
Net increase/(decrease) in net assets	3,674,380	(78,407)	(3,056)	(424,317)
Net Assets
Beginning of period	31,158,429	31,236,836	1,421,494	1,845,811
End of period*	$34,832,809	$31,158,429	$1,418,438	$1,421,494
* Includes undistributed/(accumulated) net investment income/(loss) of :	$131,429	$526,032	$5,582	$(1,996)

The accompanying notes are an integral part of the Financial Statements.

32

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011
(Unaudited)		(Unaudited)

$202	$773	$35	$(7)
518	(1,269)	648	(628)
1,421	(3,559)	1,860	(336)
2,141	(4,055)	2,543	(971)

(750)	(566)	—	(92)
(9)	(4)	—	(2)
(20)	(7)	—	(4)

—	—	—	(1,046)
—	—	—	(29)
—	—	—	(63)
(779)	(577)	—	(1,236)
(1,656)	(20,768)	(609)	7,096
(294)	(25,400)	1,934	4,889

30,911	56,311	15,351	10,462
$30,617	$30,911	$17,285	$15,351
$123	$700	$34	$(1)

33

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$3,664,194	$6,403,725	$121,415	$526,770
Net proceeds from redemption fees	539	1,440	22	43
Reinvested distributions	469,653	309,528	—	30,153
Cost of shares reacquired	(2,675,958)	(5,481,782)	(219,480)	(771,710)
Net increase/(decrease) in net assets	$1,458,428	$1,232,911	$(98,043)	$(214,744)
Administrative Class
Net proceeds from sale of shares	$269,797	$696,688	$60	$261
Net proceeds from redemption fees	44	113	—	—
Reinvested distributions	43,093	23,816	—	21
Cost of shares reacquired	(233,545)	(386,841)	(211)	(589)
Net increase/(decrease) in net assets	$79,389	$333,776	$(151)	$(307)
Investor Class
Net proceeds from sale of shares	$680,417	$1,335,075	$1,958	$20,318
Net proceeds from redemption fees	75	200	—	1
Reinvested distributions	68,363	40,170	—	1,090
Cost of shares reacquired	(453,054)	(1,227,803)	(5,461)	(66,233)
Net increase/(decrease) in net assets	$295,801	$147,642	$(3,503)	$(44,824)
SHARES
Institutional Class:
Shares sold	64,477	106,389	10,692	44,287
Shares issued due to reinvestment of distributions	9,271	5,233	—	2,488
Shares reacquired	(48,139)	(92,973)	(19,732)	(69,157)
Net increase/(decrease) in shares outstanding	25,609	18,649	(9,040)	(22,382)
Beginning of period	454,932	436,283	125,674	148,056
End of period	480,541	454,932	116,634	125,674
Administrative Class
Shares sold	4,817	11,824	5	21
Shares issued due to reinvestment of distributions	856	405	—	2
Shares reacquired	(4,145)	(6,615)	(18)	(48)
Net increase/(decrease) in shares outstanding	1,528	5,614	(13)	(25)
Beginning of period	37,185	31,571	116	141
End of period	38,713	37,185	103	116
Investor Class
Shares sold	12,043	22,243	172	1,669
Shares issued due to reinvestment distributions	1,361	685	—	90
Shares reacquired	(8,183)	(20,803)	(492)	(5,328)
Net increase/(decrease) in shares outstanding	5,221	2,125	(320)	(3,569)
Beginning of period	63,490	61,365	2,289	5,858
End of period	68,711	63,490	1,969	2,289

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011
(Unaudited)		(Unaudited)

$764	$10,761	$703	$7,235
—	3	—	7
741	562	—	1,081
(3,170)	(32,119)	(997)	(2,183)
$(1,665)	$(20,793)	$(294)	$6,140

$—	$—	$—	$—
—	—	—	—
9	4	—	31
—	(19)	—	—
$9	$(15)	$—	$31

$20	$229	$215	$1,696
—	—	—	1
19	6	—	62
(39)	(195)	(530)	(834)
$—	$40	$(315)	$925

127	1,510	43	405
134	83	—	63
(506)	(4,936)	(59)	(131)
(245)	(3,343)	(16)	337
4,799	8,142	867	530
4,554	4,799	851	867

—	—	—	—
2	1	—	2
—	(3)	—	—
2	(2)	—	2
67	69	18	16
69	67	18	18

3	35	12	95
3	1	—	4
(6)	(32)	(33)	(50)
—	4	(21)	49
151	147	82	33
151	151	61	82

35

Harbor International & Global Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND

	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31
			2011	2010		2009		2008	2007
	(Unaudited)
Net asset value beginning of period	$56.19		$59.13	$51.72		$40.94		$79.46	$60.14
Income from Investment Operations
Net investment income/(loss)	0.58	[a]	1.25 [a]	0.81	[a]	0.79	[a]	1.65 [a]	1.22	[a]
Net realized and unrealized gains/(losses) on investments	3.89		(3.32)	7.30		10.76		(36.09)	21.44
Total from investment operations	4.47		(2.07)	8.11		11.55		(34.44)	22.66
Less Distributions
Dividends from net investment income	(1.32)		(0.87)	(0.70)		(0.78)		(1.06)	(1.46)
Distributions from net realized capital gains[1]	—		—	—		—		(3.02)	(1.88)
Total distributions	(1.32)		(0.87)	(0.70)		(0.78)		(4.08)	(3.34)
Proceeds from redemption fees	—	[e]	— [e]	—	[e]	0.01		— [e]	—	[e]
Net asset value end of period	59.34		56.19	59.13		51.72		40.94	79.46
Net assets end of period (000s)	$28,514,971		$25,562,291	$25,798,545		$20,163,806		$15,901,353	$25,126,599
Ratios and Supplemental Data (%)
Total return	8.35%[b,d]		(3.57)%[b]	15.83%[b]		28.85%[b]		(45.43)%[b]	39.37%[b]
Ratio of total expenses to average net assets[2]	0.78	[c]	0.79	0.82		0.85		0.79	0.82
Ratio of net expenses to average net assets	0.77	[a,c]	0.77 [a]	0.79	[a]	0.83	[a]	0.79 [a]	0.81	[a]
Ratio of net investment income to average net assets	2.03	[a,c]	2.07 [a]	1.56	[a]	1.88	[a]	2.39 [a]	1.63	[a]
Portfolio turnover	6	[d]	12	14		22		17	13

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31
			2011	2010		2009		2008	2007
	(Unaudited)
Net asset value beginning of period	$11.10		$11.98	$10.54		$8.21		$17.50	$12.62
Income from Investment Operations
Net investment income/(loss)	0.06	[a]	0.06 [a]	0.09	[a]	0.09	[a]	0.14 [a]	0.18	[a]
Net realized and unrealized gains/(losses) on investments	0.79		(0.72)	1.45		2.33		(9.24)	4.74
Total from investment operations	0.85		(0.66)	1.54		2.42		(9.10)	4.92
Less Distributions
Dividends from net investment income	—		(0.22)	(0.10)		(0.09)		(0.19)	(0.04)
Distributions from net realized capital gains[1]	—		—	—		—		—	—
Total distributions	—		(0.22)	(0.10)		(0.09)		(0.19)	(0.04)
Proceeds from redemption fees	—	[e]	— [e]	—	[e]	—	[e]	— [e]	—	[e]
Net asset value end of period	11.95		11.10	11.98		10.54		8.21	17.50
Net assets end of period (000s)	$1,393,834		$1,394,916	$1,774,192		$1,217,725		$814,515	$958,090
Ratios and Supplemental Data (%)
Total return	7.66%[b,d]		(5.63)%[b]	14.76%[b]		29.90%[b]		(52.51)%[b]	39.05%[b]
Ratio of total expenses to average net assets[2]	0.87	[c]	0.87	0.90		0.92		0.90	0.89
Ratio of net expenses to average net assets	0.87	[a,c]	0.86 [a]	0.87	[a]	0.91	[a]	0.89 [a]	0.88	[a]
Ratio of net investment income to average net assets	1.12	[a,c]	0.61 [a]	0.97	[a]	1.15	[a]	1.39 [a]	1.38	[a]
Portfolio turnover	29	[d]	112	123		125		118	113

See page 40 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

36

Administrative Class										Investor Class
6-Month Period Ended April 30, 2012		Year Ended October 31								6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010		2009		2008	2007				2011	2010		2009		2008	2007
(Unaudited)										(Unaudited)
$55.72		$58.67	$51.36		$40.66		$78.99	$59.85		$55.51		$58.44	$51.16		$40.46		$78.63	$59.60

0.50	[a]	1.07 [a]	0.70	[a]	0.47	[a]	1.52 [a]	1.24	[a]	0.46	[a]	1.01 [a]	0.66	[a]	0.59	[a]	1.47 [a]	1.23	[a]
3.87		(3.27)	7.23		10.89		(35.90)	21.13		3.88		(3.27)	7.17		10.69		(35.77)	20.97
4.37		(2.20)	7.93		11.36		(34.38)	22.37		4.34		(2.26)	7.83		11.28		(34.30)	22.20

(1.17)		(0.75)	(0.62)		(0.67)		(0.93)	(1.35)		(1.10)		(0.67)	(0.55)		(0.59)		(0.85)	(1.29)
—		—	—		—		(3.02)	(1.88)		—		—	—		—		(3.02)	(1.88)
(1.17)		(0.75)	(0.62)		(0.67)		(3.95)	(3.23)		(1.10)		(0.67)	(0.55)		(0.59)		(3.87)	(3.17)
—	[e]	— [e]	—	[e]	0.01		— [e]	—	[e]	—	[e]	— [e]	—	[e]	0.01		— [e]	—	[e]
58.92		55.72	58.67		51.36		40.66	78.99		58.75		55.51	58.44		51.16		40.46	78.63
$2,280,934		$2,071,762	$1,852,148		$1,408,061		$539,533	$392,772		$4,036,904		$3,524,376	$3,586,143		$2,916,107		$1,987,170	$2,455,093

8.21%[b,d]		(3.82)%[b]	15.56%[b]		28.51%[b]		(45.56)%[b]	39.00%[b]		8.15%[b,d]		(3.93)%[b]	15.41%[b]		28.36%[b]		(45.63)%[b]	38.84%[b]
1.03	[c]	1.04	1.07		1.10		1.05	1.07		1.15	[c]	1.16	1.19		1.22		1.17	1.20
1.02	[a,c]	1.02 [a]	1.04	[a]	1.09	[a]	1.04 [a]	1.06	[a]	1.14	[a,c]	1.14 [a]	1.16	[a]	1.20	[a]	1.16 [a]	1.19	[a]
1.76	[a,c]	1.83 [a]	1.30	[a]	1.42	[a]	2.31 [a]	1.40	[a]	1.68	[a,c]	1.70 [a]	1.23	[a]	1.53	[a]	2.10 [a]	1.25	[a]
6	[d]	12	14		22		17	13		6	[d]	12	14		22		17	13

Administrative Class										Investor Class
6-Month Period Ended April 30, 2012		Year Ended October 31								6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010		2009		2008	2007				2011	2010		2009		2008	2007
(Unaudited)										(Unaudited)
$11.06		$11.94	$10.50		$8.18		$17.46	$12.60		$11.05		$11.94	$10.51		$8.17		$17.43	$12.58

0.05	[a]	0.02 [a]	0.09	[a]	0.08	[a]	0.10 [a]	0.14	[a]	0.01	[a]	(0.18)[a,g]	0.06	[a]	0.05	[a]	0.13 [a]	0.11	[a]
0.78		(0.71)	1.43		2.32		(9.21)	4.73		0.81		(0.53)	1.45		2.34		(9.24)	4.74
0.83		(0.69)	1.52		2.40		(9.11)	4.87		0.82		(0.71)	1.51		2.39		(9.11)	4.85

—		(0.19)	(0.08)		(0.08)		(0.17)	(0.01)		—		(0.18)	(0.08)		(0.05)		(0.15)	—
—		—	—		—		—	—		—		—	—		—		—	—
—		(0.19)	(0.08)		(0.08)		(0.17)	(0.01)		—		(0.18)	(0.08)		(0.05)		(0.15)	—
—		—	—		—	[e]	— [e]	—	[e]	—		— [e]	—	[e]	—	[e]	— [e]	—	[e]
11.89		11.06	11.94		10.50		8.18	17.46		11.87		11.05	11.94		10.51		8.17	17.43
$1,227		$1,287	$1,684		$1,702		$1,122	$257		$23,377		$25,291	$69,935		$58,499		$34,373	$47,690

7.50%[b,d]		(5.90)%[b]	14.56%[b]		29.59%[b]		(52.65)%[b]	38.69%[b]		7.42%[b,d]		(6.04)%[b]	14.40%[b]		29.38%[b]		(52.67)%[b]	38.55%[b]
1.12	[c]	1.12	1.15		1.17		1.14	1.14		1.24	[c]	1.25	1.27		1.29		1.27	1.26
1.12	[a,c]	1.11 [a]	1.13	[a]	1.16	[a]	1.14 [a]	1.12	[a]	1.24	[a,c]	1.23 [a]	1.25	[a]	1.27	[a]	1.26 [a]	1.25	[a]
0.83	[a,c]	0.34 [a]	0.72	[a]	0.91	[a]	1.02 [a]	1.19	[a]	0.73	[a,c]	0.12 [a]	0.59	[a]	0.75	[a]	1.10 [a]	1.03	[a]
29	[d]	112	123		125		118	113		29	[d]	112	123		125		118	113

37

Harbor International & Global Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR GLOBAL VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31
			2011	2010		2009		2008	2007
	(Unaudited)
Net asset value beginning of period	$6.16		$6.74	$6.05		$5.15		$11.08	$10.83
Income from Investment Operations
Net investment income/(loss)	0.04	[a]	0.15 [a]	0.07	[a]	0.12	[a]	0.22 [a]	0.18	[a]
Net realized and unrealized gains/(losses) on investments	0.37		(0.66)	0.68		1.18		(5.99)	0.13
Total from investment operations	0.41		(0.51)	0.75		1.30		(5.77)	0.31
Less Distributions
Dividends from net investment income	(0.16)		(0.07)	(0.06)		(0.40)		(0.14)	(0.04)
Distributions from net realized capital gains[1]	—		—	—		—		(0.02)	(0.02)
Total distributions	(0.16)		(0.07)	(0.06)		(0.40)		(0.16)	(0.06)
Proceeds from redemption fees	—		— [e]	—	[e]	—	[e]	— [e]	—	[e]
Net asset value end of period	6.41		6.16	6.74		6.05		5.15	11.08
Net assets end of period (000s)	$29,201		$29,566	$54,853		$53,982		$46,616	$109,071
Ratios and Supplemental Data (%)
Total return	6.99%[b,d]		(7.67)%[b]	12.40%[b]		28.24%[b]		(52.76)%[b]	2.89%[b]
Ratio of total expenses to average net assets[2]	1.19	[c]	1.18	1.18		1.21		1.08	1.05
Ratio of net expenses to average net assets	1.00	[a,c]	1.00 [a]	1.00	[a]	1.00	[a]	1.00 [a]	1.00	[a]
Ratio of net investment income to average net assets	1.34	[a,c]	1.47 [a]	1.04	[a]	0.94	[a]	2.45 [a]	1.71	[a]
Portfolio turnover	10	[d]	44	51		72		33	38

HARBOR GLOBAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31
			2011	2010	2009[f]
	(Unaudited)
Net asset value beginning of period	$15.88		$18.07	$15.61	$10.00
Income from Investment Operations
Net investment income/(loss)	0.04	[a]	0.07 [a]	0.01 [a]	0.03	[a]
Net realized and unrealized gains/(losses) on investments	2.69		(0.30)	3.71	5.58
Total from investment operations	2.73		(0.23)	3.72	5.61
Less Distributions
Dividends from net investment income	—		(0.16)	(0.09)	—
Distributions from net realized capital gains[1]	—		(1.81)	(1.17)	—
Total distributions	—		(1.97)	(1.26)	—
Proceeds from redemption fees	—		0.01	— [e]	—
Net asset value end of period	18.61		15.88	18.07	15.61
Net assets end of period (000s)	$15,826		$13,772	$9,578	$6,142
Ratios and Supplemental Data (%)
Total return	17.19%[b,d]		(2.02)%[b]	25.30%[b]	56.10%[b,d]
Ratio of total expenses to average net assets[2]	1.52	[c]	1.68	2.28	5.48	[c]
Ratio of net expenses to average net assets	1.00	[a,c]	1.00 [a]	1.00 [a]	1.00	[a,c]
Ratio of net investment income/(loss) to average net assets	0.48	[a,c]	(0.01)[a]	(0.06)[a]	0.48	[a,c]
Portfolio turnover	39	[d]	107	118	81	[d]

See page 40 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

38

Administrative Class										Investor Class
6-Month Period Ended April 30, 2012		Year Ended October 31								6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010		2009		2008	2007				2011	2010		2009		2008	2007
(Unaudited)										(Unaudited)
$6.17		$6.75	$6.06		$5.14		$11.05	$10.83		$6.16		$6.73	$6.04		$5.13		$11.04	$10.82

0.03	[a]	0.09 [a]	0.06	[a]	0.05	[a]	0.24 [a]	0.18	[a]	0.03	[a]	0.09 [a]	0.05	[a]	0.03	[a]	0.23 [a]	0.18	[a]
0.37		(0.62)	0.67		1.25		(6.03)	0.09		0.36		(0.61)	0.68		1.25		(6.02)	0.09
0.40		(0.53)	0.73		1.30		(5.79)	0.27		0.39		(0.52)	0.73		1.28		(5.79)	0.27

(0.14)		(0.05)	(0.04)		(0.38)		(0.10)	(0.03)		(0.13)		(0.05)	(0.04)		(0.37)		(0.10)	(0.03)
—		—	—		—		(0.02)	(0.02)		—		—	—		—		(0.02)	(0.02)
(0.14)		(0.05)	(0.04)		(0.38)		(0.12)	(0.05)		(0.13)		(0.05)	(0.04)		(0.37)		(0.12)	(0.05)
—		— [e]	—	[e]	—	[e]	— [e]	—	[e]	—		— [e]	—	[e]	—	[e]	— [e]	—	[e]
6.43		6.17	6.75		6.06		5.14	11.05		6.42		6.16	6.73		6.04		5.13	11.04
$444		$415	$467		$452		$537	$1,553		$972		$930	$991		$947		$708	$2,108

6.82%[b,d]		(7.88)%[b]	12.10%[b]		28.04%[b]		(52.90)%[b]	2.56%[b]		6.68%[b,d]		(7.86)%[b]	12.07%[b]		27.57%[b]		(52.97)%[b]	2.52%[b]
1.44	[c]	1.43	1.43		1.44		1.33	1.36		1.56	[c]	1.55	1.55		1.58		1.45	1.48
1.25	[a,c]	1.25 [a]	1.25	[a]	1.25	[a]	1.25 [a]	1.25	[a]	1.37	[a,c]	1.37 [a]	1.37	[a]	1.37	[a]	1.37 [a]	1.38	[a]
1.10	[a,c]	1.32 [a]	0.81	[a]	0.62	[a]	2.28 [a]	1.34	[a]	0.99	[a,c]	1.21 [a]	0.70	[a]	0.52	[a]	2.11 [a]	1.24	[a]
10	[d]	44	51		72		33	38		10	[d]	44	51		72		33	38

Administrative Class						Investor Class
6-Month Period Ended April 30, 2012		Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010	2009[f]				2011	2010	2009[f]
(Unaudited)						(Unaudited)
$15.83		$18.03	$15.59	$10.00		$15.80		$17.99	$15.57	$10.00

0.02	[a]	(0.02)[a]	(0.05)[a]	0.03	[a]	0.02	[a]	0.07 [a,g]	(0.06)[a]	—	[a]
2.68		(0.25)	3.72	5.56		2.66		(0.36)	3.70	5.57
2.70		(0.27)	3.67	5.59		2.68		(0.29)	3.64	5.57

—		(0.12)	(0.06)	—		—		(0.10)	(0.05)	—
—		(1.81)	(1.17)	—		—		(1.81)	(1.17)	—
—		(1.93)	(1.23)	—		—		(1.91)	(1.22)	—
—		—	—	—		—		0.01	—	—
18.53		15.83	18.03	15.59		18.48		15.80	17.99	15.57
$334		$285	$292	$240		$1,125		$1,294	$592	$464

17.06%[b,d]		(2.32)%[b]	24.96%[b]	55.90%[b,d]		16.96%[b,d]		(2.36)%[b]	24.82%[b]	55.70%[b,d]
1.77	[c]	1.93	2.54	5.89	[c]	1.89	[c]	2.06	2.66	5.93	[c]
1.25	[a,c]	1.25 [a]	1.25 [a]	1.25	[a,c]	1.37	[a,c]	1.37 [a]	1.37 [a]	1.37	[a,c]
0.23	[a,c]	(0.27)[a]	(0.31)[a]	0.29	[a,c]	0.16	[a,c]	(0.39)[a]	(0.39)[a]	0.04	[a,c]
39	[d]	107	118	81	[d]	39	[d]	107	118	81	[d]

39

Harbor International & Global Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 of the accompanying Notes to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Less than $0.01.

f	For the period March 1, 2009 (inception) through October 31, 2009.

g	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and repurchases of shares in relation to fluctuation market values of the investments of the Fund.

The accompanying notes are an integral part of the Financial Statements.

40

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2012 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios. The portfolios covered by this report include: Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts and options contracts, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. Securities valued using fair value pricing procedures that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.

41

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, level transfer activity, and a Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

42

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund (except Harbor International Fund) entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, Harbor International Fund used foreign forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, Harbor International Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign

43

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an

44

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2008–2010), including positions expected to be taken upon filing the 2011 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated.

New Accounting Pronouncements

Repurchase Agreements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). Specifically, ASU 2011-03 refers to accounting treatment for repurchase agreements that obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of the transferred assets and, as a result, certain repurchase agreements may now be required to be accounted for as secured borrowings. ASU 2011-03 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement amounts and disclosures, if any.

Fair Value Measurements and Disclosures

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”), with the goal of convergence with the International Accounting Standards Board guidance on fair value measurements and disclosures. ASU 2011-04 will require additional disclosures and detail about the circumstances surrounding transfers between securities classified as Level 1 and Level 2 and all securities classified as Level 3. ASU 2011-04 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the Funds’ disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2012 are as follows:

	Purchases	Sales
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$2,838,811	$2,513,067
Harbor International Growth Fund	416,311	526,346
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$3,198	$5,958
Harbor Global Growth Fund	5,855	6,404

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for

45

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

each Fund were in effect during the six-month period ended April 30, 2012. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Actual Rate
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75	%/0.65%[a]	0.68%
Harbor International Growth Fund	0.75		0.75
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	0.85%		0.85%
Harbor Global Growth Fund	0.85		0.85

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. The Adviser has contractually agreed to reduce the management fee to 0.63% on assets between $24 billion and $36 billion, and to 0.58% on assets over $36 billion through February 28, 2013.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with each of Harbor Global Value Fund and Harbor Global Growth Fund limiting the total expenses for each Fund to 1.00%, 1.25%, and 1.37% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2013. All expense limitations are inclusive of the transfer agent fee waiver discussed in the following Transfer Agent note.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

46

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2012. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2012, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors Harbor Funds Distributors and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	12,470	2	3	12,475	0.0%
Harbor International Growth Fund	25,735	3	7	25,745	0.0
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	39,427	68,640	68,358	176,425	0.0%
Harbor Global Growth Fund	334,927	18,032	18,015	370,974	0.4

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all International & Global Funds totaled $323 for the six-month period ended April 30, 2012.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability and the offsetting deferred compensation investment asset included as a component of “Other Liabilities” and “Other Assets” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected securities. The market value adjustment for all International & Global Funds totaled $518 for the six-month period ended April 30, 2012. The deferred compensation and related mark-to-market impact will be a liability and an offsetting asset of the Funds until distributed in accordance with the Plan.

47

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Redemption Fee

A 2% redemption fee is charged on shares of each Fund that are redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the six-month period ended April 30, 2012 the redemption fee proceeds are as follows:

Amount
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$658
Harbor International Growth Fund	22
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$—
Harbor Global Growth Fund	—

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2012 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	$24,978,605	$10,485,247	$(902,263)	$9,582,984
Harbor International Growth Fund*	1,267,497	158,983	(21,814)	137,169
GLOBAL EQUITY FUNDS
Harbor Global Value Fund*	$29,162	$4,993	$(3,584)	$1,409
Harbor Global Growth Fund*	13,253	3,661	(106)	3,555

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

The derivative instruments as of the six-month period ended April 30, 2012 as disclosed in the Portfolios of Investments for the Funds, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the six-month period as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for these funds.

48

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Realized net gain/loss and the change in unrealized appreciation/depreciation on derivatives by primary risk exposure for the six-month period ended April 30, 2012, were:

HARBOR INTERNATIONAL FUND

Change in Unrealized Appreciation/(Depreciation) on Derivatives			Forward Currency Contracts
Forward Currency Contracts			$(69,360)

Net Realized Gain/(Loss) on Derivatives	Equity Contracts	Forward Currency Contracts	Total
Forward Currency Contracts	$—	$108,016	$108,016
Option Contracts-Purchased	36	—	36

Realized Net Gain/(Loss) on Derivatives	$36	$108,016	$108,052

NOTE 7—SUBSEQUENT EVENTS

The Harbor Funds Board of Trustees, on behalf of Harbor Global Value Fund, has appointed Causeway Capital Management LLC (“Causeway”), a registered investment adviser, to serve as the Fund’s subadviser effective May 25, 2012. Causeway replaces Pzena Investment Management, LLC as subadviser to Harbor Global Value Fund. The Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Kevin Durkin and Conor Muldoon.

49

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2011)	Ending Account Value (April 30, 2012)
Harbor International Fund
Institutional Class	0.77%
Actual		$3.99	$1,000	$1,083.50
Hypothetical (5% return)		3.87	1,000	1,020.94
Administrative Class	1.02%
Actual		$5.28	$1,000	$1,082.10
Hypothetical (5% return)		5.12	1,000	1,019.67
Investor Class	1.14%
Actual		$5.90	$1,000	$1,081.50
Hypothetical (5% return)		5.72	1,000	1,019.05
Harbor International Growth Fund
Institutional Class	0.87%
Actual		$4.50	$1,000	$1,076.60
Hypothetical (5% return)		4.37	1,000	1,020.43
Administrative Class	1.12%
Actual		$5.78	$1,000	$1,075.00
Hypothetical (5% return)		5.62	1,000	1,019.16
Investor Class	1.24%
Actual		$6.40	$1,000	$1,074.20
Hypothetical (5% return)		6.22	1,000	1,018.54

50

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2011)	Ending Account Value (April 30, 2012)
Harbor Global Value Fund
Institutional Class	1.00%
Actual		$5.14	$1,000	$1,069.90
Hypothetical (5% return)		5.02	1,000	1,019.77
Administrative Class	1.25%
Actual		$6.43	$1,000	$1,068.20
Hypothetical (5% return)		6.27	1,000	1,018.49
Investor Class	1.37%
Actual		$7.04	$1,000	$1,066.80
Hypothetical (5% return)		6.87	1,000	1,017.88
Harbor Global Growth Fund
Institutional Class	1.00%
Actual		$5.40	$1,000	$1,171.90
Hypothetical (5% return)		5.02	1,000	1,019.77
Administrative Class	1.25%
Actual		$6.75	$1,000	$1,170.60
Hypothetical (5% return)		6.27	1,000	1,018.49
Investor Class	1.37%
Actual		$7.39	$1,000	$1,169.60
Hypothetical (5% return)		6.87	1,000	1,017.88
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

51

Harbor International & Global Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE INTERNATIONAL & GLOBAL FUNDS

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 12, 13 and 14, 2012 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

52

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provide investment management services to the Funds;

•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

53

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor International Growth Fund and Harbor Global Growth Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor International Fund and Harbor Global Value Fund (as well as Harbor International Growth Fund and Harbor Global Growth Fund) at meetings of the Board of Trustees held in 2011. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and class-by-class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below.

Harbor International Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor International Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2011. The Morningstar data presented showed that each of the Fund’s one-, three- and five-year rolling returns as of December 31, 2011 ranked in the first quartile. The Trustees also considered the longer-term record showing the Fund had outperformed its benchmark, the MSCI EAFE (ND) Index, for the one-, three-, five-, ten- and fifteen-year periods ended December 31, 2011.

The Trustees discussed the expertise of Northern Cross, LLC, the Fund’s subadviser, in managing assets, noting that it manages assets only in the international asset class. The Fund represents $29.6 billion of Northern Cross, LLC’s total firm assets under management of $32.7 billion. The Trustees noted that the four principals of Northern Cross, LLC, who serve as co-portfolio managers of the Fund, also have considerable experience with foreign markets and had each worked with Mr. Hakan Castegren, the Fund’s former portfolio manager, for a number of years.

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Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $31.175 billion, showed the Fund’s management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratios for each of the Institutional and Administrative Classes were below the group and universe median expense ratios. The actual total expense ratio for the Investor Class was below the Lipper universe median expense ratio, but above the group median expense ratio. The Trustees also considered the extent to which the Adviser was waiving its fees and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2013. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor International Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor International Growth Fund (inception date November 1, 1993), the Trustees observed that the Fund’s Institutional Class performance was below its Lipper group medians for the one-, two-, four- and five-year periods ended December 31, 2011 and at its Lipper group median for the three-year period ended December 31, 2011. The Trustees noted that the Fund’s performance was below the Lipper universe medians for the one-, two-, four- and five-year periods ended December 31, 2011, and above the Lipper universe median for the three-year period ended December 31, 2011. The Trustees noted that, according to Morningstar, the Fund was ranked in the fourth, third and third quartiles for the one-, three- and five-year rolling return periods, respectively, ended December 31, 2011. The Trustees noted that the Fund had outperformed its benchmark, the MSCI EAFE Growth (ND) Index, for the three-year period ended December 31, 2011, but had underperformed its benchmark for the one-, five-, ten- and fifteen-year periods ended December 31, 2011.

The Trustees discussed the expertise of Marsico Capital Management, LLC (“Marsico”), the Fund’s subadviser, in managing assets generally and in the international growth asset class specifically, noting that Marsico managed approximately $6.6 billion in assets in this asset class, out of a firm-wide total of approximately $37.3 billion in assets under management. The Trustees also noted the experience of the portfolio managers in this asset class.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1.425 billion, showed the Fund’s management fee was below the group median for each of the Institutional and Administrative Classes and at the group median for the Investor Class. The actual total expense ratios for the Fund’s Institutional and Administrative share classes was below the group and universe median expense ratios. The actual total expense ratio for the Fund’s Investor Class was at the group median expense ratio and below the universe median expense ratio. They noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Global Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Global Value Fund (inception date August 7, 2006), the Trustees noted the Fund’s Institutional Class underperformance in relation to its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2011. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the fourth, third and fourth quartiles, respectively, for the period ended December 31, 2011. The Trustees also considered the record showing that the Fund had underperformed its benchmark, the MSCI World (ND) Index, for the one-, three- and five-year periods ended December 31, 2011. The Trustees noted that the subadviser’s deep value style contributed to the Fund’s underperformance during what has been a particularly challenging market environment.

The Trustees discussed the expertise of Pzena Investment Management, LLC (“Pzena”), the Fund’s subadviser, in managing assets generally and in the global value asset class specifically, noting that Pzena manages assets in the global asset class that constitute approximately $3.6 billion of the $13.5 billion in total assets under management for the firm. The Trustees also discussed the significant experience of the portfolio managers.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratio of each of the Fund’s share classes was below the Lipper group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2013. The Trustees noted that the Adviser’s profitability in operating this Fund was not excessive.

Harbor Global Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Global Growth Fund (inception date March 1, 2009), the Trustees observed that the Fund’s Institutional Class performance was above its Lipper group median for the one-year period ended December 31, 2011 and at its group

55

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

medians for the two-year and since inception periods ended December 31, 2011. The Fund outperformed its Lipper universe medians for the two-year and since inception periods ended December 31, 2011, but underperformed its universe median for the one-year ended December 31, 2011. The Morningstar data presented showed that the Fund’s one-year rolling return ranked in the fourth quartile for the period ended December 31, 2011. The Trustees noted that the Fund had underperformed its benchmark, the MSCI All Country World Index, for the one-year period ended December 31, 2011. The Trustees also noted the short time period since the Fund’s inception.

The Trustees discussed the expertise of Marsico, the Fund’s subadviser, in managing assets generally and in the global asset class specifically, noting that Marsico managed approximately $1.5 billion in assets in this asset class, out of a firm-wide total of approximately $37.3 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was below the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratios for each of the Fund’s share classes were below the group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2013. They noted that the Adviser’s profitability in managing the Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser operated Harbor Global Growth Fund at a loss and, in certain cases, was waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive (and, in one case, was negative). They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

56

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2012)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (67) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present): Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (60) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	29	None

John P. Gould (73) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (65) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	29	Director of FiberTower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (71) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (65)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None
TRUSTEE EMERITUS**
Howard P. Colhoun (76) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	29	None

57

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (42) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (40) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (37) Vice President, Secretary and AML Compliance Officer	Since 2007; AML Compliance Officer since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present) Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (43) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (53) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (59) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as Trustee Emeritus for a term expiring December 31, 2012. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

58

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

59

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified Index and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

60

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

61

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

62

Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

SDR—SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities. SDRs are issued by either U.S. or non-U.S. banking organizations.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

63

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.SAR.IG.0412

Semi-Annual Report

April 30, 2012

Strategic Markets Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Commodity Real Return Strategy Fund	HACMX	HCMRX	—

Harbor Unconstrained Bond Fund	HAUBX	HRUBX	—

Harbor Flexible Capital Fund	HAFLX	HRFLX	HIFLX

This document must be preceded or accompanied by a Prospectus.

Harbor Strategic Markets Funds

SEMI-ANNUAL REPORT OVERVIEW

The first half of the fiscal year ended April 30, 2012. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2012
	Institutional Class	Administrative Class	Investor Class
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund	-1.92%	-2.12%	N/A
Harbor Unconstrained Bond Fund	2.68	2.51	N/A
Harbor Flexible Capital Fund	14.40	14.29	14.20%

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2012
Dow Jones-UBS Commodity Index Total ReturnSM; commodities	-5.45%
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index	0.25
Barclays Capital U.S. Aggregate Bond Index; domestic bonds	2.44
Standard & Poor’s 500 Index (S&P 500); large cap, domestic equity	12.77

	EXPENSE RATIOS[1]						Morningstar Average[2] (Unaudited)
	2008*		2009*	2010*	2011*	2012[d]
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%[a]		0.94%	0.94%	0.94%	0.94%	1.07%
Administrative Class	1.19	[a]	1.19	1.19	1.19	1.19	1.35
Harbor Unconstrained Bond Fund
Institutional Class	N/A		N/A	1.05%[b]	1.05%	1.05%	0.99%
Administrative Class	N/A		N/A	1.30 [b]	1.30	1.30	1.20
Harbor Flexible Capital Fund
Institutional Class	N/A		N/A	N/A	1.00%[c]	1.00%	1.02%
Administrative Class	N/A		N/A	N/A	1.25 [c]	1.25	1.25
Investor Class	N/A		N/A	N/A	1.37 [c]	1.37	1.39

*	Audited

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)

2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2012 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons include all actively managed no-load funds that charge 12b-1 fees in the April 30, 2012 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.

a	Annualized for the period September 2, 2008 (inception) through October 31, 2008.

b	Annualized for the period April 1, 2010 (inception) through October 31, 2010.

c	Annualized for the period March 1, 2011 (inception) through October 31, 2011.

d	Unaudited annualized figures for the six-month period ended April 30, 2012.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

U.S. equities had a very strong first calendar quarter of 2012, propelling major domestic equity indices to double-digit gains for the fiscal first half ended April 30. Optimism about growth, albeit slow, in the U.S. economy, decent corporate earnings, and the hope that the European debt crisis could be contained contributed to the very strong first calendar quarter returns. Foreign equities generally lagged behind the rally in the U.S., as worries about Europe’s sovereign debt crisis and fears of slowing growth in China continued to weigh on investor sentiment. Equities eased somewhat in April on renewed concerns about the macroeconomic outlook on both sides of the Atlantic.

With weaker global demand, commodity prices declined. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on physical commodities, had a return of -5.45%.

Harbor Strategic Markets Funds

All three funds in Harbor’s Strategic Markets group performed well, given market conditions. Harbor Commodity Real Return Strategy Fund (Institutional Class) recorded a return of -1.92% although the fund beat its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 353 basis points, or 3.53 percentage points. The Fund also outperformed the index for the latest 12 months and since its inception in 2008. Harbor Unconstrained Bond Fund (Institutional Class) returned 2.68%, outpacing the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index by 243 basis points and the Barclays Capital U.S. Aggregate Bond Index by 24 points. With a return of 14.40%, Harbor Flexible Capital Fund (Institutional Class) outperformed its benchmark, the S&P 500 Index, by 163 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each strategic markets fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2012
	Unannualized		Annualized
Strategic Markets	6 Months	1 Year	5 Years	10 Years	30 Years
Dow Jones-UBS Commodity Index Total ReturnSM	-5.45%	-19.42%	-3.08%	5.45%	N/A

Domestic Equities
Wilshire 5000 Total Market Index (entire U.S. stock market)	12.44%	3.31%	1.56%	5.54%	11.36%
S&P 500 Index (large cap stocks)	12.77	4.76	1.01	4.71	11.51
Russell Midcap® Index (mid cap stocks)	11.87	-0.03	2.19	8.03	12.88
Russell 2000® Index (small cap stocks)	11.02	-4.25	1.45	6.19	10.35
Russell 3000® Growth Index	13.86	6.26	4.04	5.23	10.41
Russell 3000® Value Index	11.61	0.61	-1.63	4.93	11.96

International & Global
MSCI EAFE (ND) Index (foreign stocks)	2.44%	-12.82%	-4.72%	5.42%	9.39%
MSCI World (ND) Index (global stocks)	7.54	-4.63	-1.78	4.96	9.81
MSCI EM Index (emerging markets)	3.93	-12.61	3.46	13.92	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	6.45%	5.15%	7.77%	8.89%	N/A
Barclays Capital US Aggregate Bond Index (domestic bonds)	2.44	7.54	6.37	5.71	8.79%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.01	0.05	1.14	1.89	4.95

Domestic Equity, International Equity, and Fixed Income

The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 12.44% in the fiscal first half. U.S. equities had double-digit gains across all capitalization ranges, with large cap stocks outperforming mid cap and small cap stocks. U.S. growth stocks outpaced value in large cap and mid cap, while small cap value shares outperformed small cap growth. In April, the optimism of the first calendar quarter faded and domestic equity indices declined, as U.S. economic growth was even slower than expected and the European debt crisis continued to worsen.

International and global equities had positive returns for the fiscal first half, although such returns trailed U.S. equities. Stocks in developed international markets, as measured by the MSCI EAFE (ND) Index, returned 2.44%, while the MSCI EM Index of emerging markets shares gained 3.93%. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 7.54%. (All international and global returns are in U.S. dollars.) The lower returns in equity markets outside the U.S. reflected continuing concerns about weak global growth.

2

Major fixed income indices had positive returns in the fiscal first half. The broad taxable investment-grade bond market in the U.S. had a return of 2.44%, while U.S. high-yield bonds returned 6.45%. Most fixed income indices outperformed U.S. Treasurys. Money market returns remained negligible under the Federal Reserve’s accommodative monetary policy.

Invest for the Long Term

Fiscal year 2012 has already produced significant market volatility. The positive sentiment in the middle of the fiscal first half has been replaced by a more uncertain tone over the last couple of months. In strong and weak markets, there are always potential headwinds and tailwinds. It is not possible for even experienced investors to predict consistently which way the markets will move in the short term. While market conditions may change, investing fundamentals remain. At Harbor Funds, we encourage all investors to focus on the long term and to construct a portfolio of stocks, bonds, and cash that is consistent with your financial goals and your tolerance for risk. The diversification provided by a balanced asset allocation of stocks, bonds, and cash helps to lower volatility and reduce risk. Over the longer term, an effective asset allocation plan can help you achieve your financial goals.

Thank you for your investment in Harbor Funds.

June 26, 2012

David G. Van Hooser

Chairman

3

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2008

PIMCO has subadvised the Fund since its inception in 2008.

INVESTMENT GOAL

Seeks maximum real return, consistent with prudent investment management

PRINCIPAL STYLE
CHARACTERISTICS

Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Economic policy continued to have a major influence on fixed income markets during the first half of fiscal 2012. Markets reflected optimism over measures taken by policymakers to prevent an expansion of the European sovereign debt crisis. In response to rising unemployment and worsening debt-to-GDP ratios, the International Monetary Fund announced a liquidity program designed to provide more-favorable financing conditions for countries struggling with escalating borrowing costs. In addition, the European Central Bank continued its Long Term Refinancing Operations and provided euro-zone banks with low-interest loans. On this side of the Atlantic, key economic data pointed to an improved short-term outlook for the U.S. economy, supported by higher consumer confidence and lower unemployment. While keeping the federal funds rate in the range of 0% to 0.25%, the Federal Reserve also stated that economic conditions were likely to warrant exceptionally low rates at least through late 2014. The yield of the benchmark 10-year U.S. Treasury note stood at 1.91% at the end of April, down 20 basis points from where it had been six months earlier. (A basis point equals one-hundredth of a percentage point.) The Treasury yield curve flattened over the six months as yields of longer-term Treasurys fell more than short-term yields.

Most fixed income spread sectors outperformed U.S. Treasurys. Corporate bonds outpaced Treasurys on favorable technical and U.S. economic data. From a relative standpoint, the financial area significantly outperformed the broader corporate sector due to supportive central bank actions in the euro zone, as well as the generally positive outcome of stress tests for 19 U.S. banks. Agency mortgage-backed securities outperformed Treasurys on a like-duration basis. Commercial mortgage-backed securities also outperformed like-duration Treasurys as investor demand for risk assets increased. Emerging market external bonds generally outperformed Treasurys as investor risk appetites increased. Municipal bonds, both tax-exempt and taxable Build America Bonds, posted positive absolute returns. Demand for Build America Bonds has remained strong as this sector has continued to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, registered a return of -5.45% amid rising uncertainty regarding growth prospects around the world. Treasury Inflation-Protected Securities (TIPS), as measured by the Barclays Capital U.S. TIPS Index, gained 3.74%. Breakeven inflation levels (i.e., the difference between nominal and real yields) widened, with breakevens for 5-year and 10-year Treasury notes widening by 31 and 18 basis points, respectively.

PERFORMANCE

Harbor Commodity Real Return Strategy Fund recorded a negative return but outperformed its benchmark by a substantial margin. The Fund returned -1.92% (Institutional Class) and -2.12% (Administrative Class) for the fiscal first half, compared with the -5.45% return of the Dow Jones-UBS Commodity Index Total ReturnSM. The Fund also outperformed the index for the 12 months ended April 30 and since its inception in 2008.

The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. Implementation of commodity

4

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	90.8%
Australia Government Bond	2.0%
Citibank Omni Master Trust	1.7%
Chester Asset Receivables Dealings	1.4%
Canadian Government Bond	0.8%
Dexia Credit Local SA	0.8%
First Franklin Mortgage Loan Asset Backed Certificates	0.8%
Wesfarmers Ltd.	0.8%
SLM Student Loan Trust	0.7%
DBUBS Mortgage Trust	0.7%

structural strategies added to performance for the fiscal first half through active management. Other factors bolstering returns included the following strategies.

•	The use of TIPS collateral, which outpaced Treasury bills as breakeven inflation levels widened.

•	An allocation to bonds of financial companies, as the sector outperformed TIPS.

•	An emphasis on emerging markets, particularly Latin American countries, as interest rates fell in those markets.

On the negative side, exposure to mortgage-backed securities dampened returns, as the sector lagged TIPS.

OUTLOOK AND STRATEGY

We would expect the global economy to grow at a real rate of 1.0% to 2.0% over the year ahead. The Long-Term Refinancing Operations (LTROs) carried out by the European Central Bank have temporarily stabilized financial markets. However, while the LTROs have improved liquidity and capital market access, they do not address the region’s more fundamental problems of credit quality of sovereign borrowers, uneven competitiveness, currency rigidity, and a lack of coordinated vision among monetary and fiscal authorities. We expect the de-leveraging process in Europe to continue to play a dominant role in the global economy over the cyclical horizon. Euro-zone solvency will be improved, in our view, only with higher nominal growth and a reduction in sovereign borrowing costs.

With respect to portfolio strategy, we plan to:

•	Maintain 100% exposure to the Dow Jones-UBS Commodity Index Total ReturnSM and continue to seek commodity structural strategies that add value.

•	Position portfolios defensively with a preference for income over price appreciation, as risk premiums seem fairly or richly priced relative to our outlook.

•	Maintain a neutral duration position, with a focus on countries with healthier balance sheets and independent monetary policy.

•

Concentrate on the 10-year portion of the TIPS curve, which we think offers the best potential for price appreciation as this maturity rolls down the real yield curve. At the same time, we would plan to avoid shorter-maturity TIPS given the significantly negative real yields on these maturities.

•	Seek to hold non-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure as additional sources of yield.

•

Plan to maintain U.S. dollar currency exposure relative to the euro and Australian dollar; we think the euro could be further negatively impacted by the region’s ongoing sovereign debt crisis and the Australian dollar has exhibited weakness during prior periods of market turbulence.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor Commodity Real Return Strategy Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2029

Cusip	411511397

Ticker	HACMX

Inception Date	09/02/2008

Net Expense Ratio	0.94%[a,b]

Total Net Assets (000s)	$344,914

ADMINISTRATIVE CLASS

Fund #	2229

Cusip	411511389

Ticker	HCMRX

Inception Date	09/02/2008

Net Expense Ratio	1.19%[a,b]

Total Net Assets (000s)	$2,019

PORTFOLIO STATISTICS

Average Market Coupon	1.42%

Yield to Maturity	1.92%

Current 30-Day Yield (Institutional Class)	1.34%

Weighted Average Maturity	5.61 years

Weighted Average Duration	3.94 years

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	261%	[c]

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	53.62%

>5 to 10	46.79%

>10 to 15	-1.42%

>15 to 20	0.98%

>20 to 25	0.00%

>25 yrs.	0.00%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Dow Jones-UBS Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 09/02/2008 through 04/30/2012

Total Returns For the periods ended 04/30/2012
Harbor Commodity Real Return Strategy Fund
Institutional Class	-1.92%	-14.95%	N/A	-2.11%	09/02/2008	$9,247
Administrative Class	-2.12%	-15.26%	N/A	-2.39%	09/02/2008	$9,151
Comparative Index
Dow Jones-UBS Commodity Total ReturnSM	-5.45%	-19.42%	N/A	-7.60%	—	$7,487

As stated in the Fund’s current prospectus, the expense ratios were 0.94% (Net) and 1.05% (Gross) (Institutional Class); and 1.19% (Net) and 1.30% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 30 days.

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2013.

c	Unannualized.

6

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -17.2%)

ASSET-BACKED SECURITIES—7.8%
Principal Amount (000s)		Value (000s)

	American Money Management Corporation Series 2005-5A Cl. A1A
$194	0.709%—08/08/2017[1,2]	$188
	Ares CLO Funds Series 2006-6RA Cl. A1B
410	0.701%—03/12/2018[1,2]	400
	Argent Securities Inc. Series 2005-W2 Cl. A2B1
419	0.439%—10/25/2035[1]	380
	Bayview Financial Acquisition Trust Series 2006-D Cl. 1A2
657	5.660%—12/28/2036[3]	679
	Chester Asset Receivables Dealings Series 2004-1 Cl. A
£3,000	1.266%—04/15/2016[1]	4,782
	Citibank Omni Master Trust Series 2009-A8 Cl. A8
$3,000	2.340%—05/16/2016[1,2]	3,002
2,600	Series 2009-A14A Cl. A14 2.990%—08/15/2018[1,2]	2,739

		5,741

	Commercial Industrial Finance Corp. Series 2006-2A Cl. A1L
600	0.748%—03/01/2021[1,2]	575
	Series 2007-1A Cl. A1L
1,700	0.726%—05/10/2021[1,2]	1,611

		2,186

	Countrywide Asset-Backed Certificates Series 2005-15 Cl. 1AF6
809	5.442%—04/25/2036[4]	750
	Driver One GmbH Series 8 Cl. A
€681	1.107%—02/21/2017[1]	905
	First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF11 Cl. A2D
$2,111	0.579%—11/25/2035[1]	1,801
	Series 2005-FF8 Cl. A2D
1,148	0.619%—09/25/2035[1]	1,084

		2,885

	Globaldrive BV Series 2010-A Cl. A
€659	2.008%—04/20/2018[1]	884
	Gulf Stream Compass CLO Ltd. Series 2004-1A Cl. A
$24	0.827%—07/15/2016[1,2]	24

€156	Harvest CLO SA Series IX Cl. A1 1.587%—03/29/2017[1]	$199
	Hillmark Funding Series 2006-1A Cal. A1
$1,200	0.743%—05/21/2021[1,2]	1,131
	Katonah Ltd. Series 6A Cl. A1A
430	0.794%—09/20/2016[1,2]	423
	Magi Funding plc Series I-A Cl. A
€465	1.314%—04/11/2021[2]	583
	SLM Student Loan Trust Series 2003-2 Cl. A5
1,341	1.136%—12/15/2023[1]	1,659
672	Series 2002-7X Cl. A5 1.146%—09/15/2021[1]	865

		2,524

	Small Business Administration Participation Certificates Series 2007-20K Cl. 1
$586	5.510%—11/01/2027	662
	Stone Tower Capital LLC Series 2007-6A Cl. A1
1,200	0.696%—04/17/2021[1,2]	1,125
	Venture CDO Ltd. Series 2006-7A Cl. A1A
600	0.696%—01/20/2022[1,2]	566

TOTAL ASSET-BACKED SECURITIES (Cost $27,276)		27,017

BANK LOAN OBLIGATIONS—0.4%
(Cost $1,394)
1,400	Springleaf Financial Funding Company Term Loan 5.500%—05/28/2017[4]	1,329

COLLATERALIZED MORTGAGE OBLIGATIONS—3.4%
	Banc of America Large Loan Inc. Series 2010 Cl. HLTN
1,979	1.991%—11/15/2015[1,2]	1,858
	Banc of America Mortgage Securities Inc. Series 2004-1 Cl. 5A1
42	6.500%—09/25/2033	45
	Bear Stearns Alt-A Trust Series 2004-8 Cl. 1A
2,015	0.939%—09/25/2034[1]	1,721
	DBUBS Mortgage Trust Series 2011-LC2A Cl. A2
2,200	3.386%—07/10/2044[2]	2,342
	Gosforth Funding plc Series 2011-1 Cl. A2
£700	2.464%—04/24/2047[1]	1,132
	Granite Mortgages plc Series 2004-2 Cl. 2A1
€431	1.133%—06/20/2044[1]	549
	Harborview Mortgage Loan Trust Series 2005-2 Cl. 2A1A
$209	0.460%—05/19/2035[1]	133
	Holmes Master Issuer plc Series 2011-1A Cl. A3
€1,200	2.107%—10/15/2054[2]	1,596

7

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)

		MLCC Mortgage Investors Inc. Series 2006-1 Cl. 1A
	$362	2.281%—02/25/2036[1]	$303
		Permanent Master Issuer plc Series 2011-1A Cl. 1A3
	€500	2.057%—07/15/2042[1,2]	665
		Thornburg Mortgage Securities Trust
	$233	5.755%—07/25/2036[4]	231
		Wachovia Mortgage Loan Trust LLC Series 2005-B Cl. 2A4
	800	2.687%—10/20/2035[1]	636
		Washington Mutual Mortgage Pass Through Certificates Series 2006-AR1 Cl. 2A1A
	541	1.239%—01/25/2046[1]	444

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,760)		11,655

CORPORATE BONDS & NOTES—8.5%
	600	Ally Financial Inc. 3.667%—02/11/2014[1]	594
	300	3.874%—06/20/2014[1]	297

			891

		Banco Santander Brazil SA MTN[5]
	800	2.216%—03/18/2014[1,2]	795
		Bank of America Corporation MTN[5]
	£300	1.141%—06/11/2012[1]	487
	$2,100	BPCE SA 2.277%—02/07/2014[1,2]	2,089
	900	Centex Corporation 5.700%—05/15/2014	943
	500	CMS Energy Corp. 4.250%—09/30/2015	521
	2,000	Credit Agricole SA 1.916%—01/21/2014[1,2]	1,957
	2,900	Dexia Credit Local SA 0.880%—03/05/2013[1,2]	2,790
	1,600	Ford Motor Credit Co. LLC 7.500%—08/01/2012	1,626
	1,200	FUEL Trust 3.984%—12/15/2022[2]	1,244
	500	HCA Inc. 7.250%—09/15/2020	556
	1,500	ICICI Bank Ltd. MTN[5] 2.242%—02/24/2014[1,2]	1,451
	1,900	ING Bank NV 1.875%—06/09/2014[1,2]	1,882
	2,200	Intesa Sanpaolo SpA 2.892%—02/24/2014[1,2]	2,143
	€1,200	Morgan Stanley MTN[5] 1.321%—03/01/2013[1]	1,570
	$650	Pride International Inc. 6.875%—08/15/2020	802
	300	Royal Bank of Scotland plc 2.913%—08/23/2013[1]	300
	300	SLM Corporation 4.307%—11/01/2016[4,6]	283
	151	SLM Corporation MTN[5] 4.491%—04/01/2014[4,6]	150
	200	4.901%—06/15/2013[4,6]	200
	700	4.925%—03/17/2014[4,6]	701

			1,051

	€900	The Goldman Sachs Group Inc. 1.004%—02/04/2013[1]	1,184

	$200	Turkiye Garanti Bankasi AS 2.966%—04/20/2016[1,2]	$187
	1,600	Volkswagen International Finance NV 0.918%—10/01/2012[1,2]	1,602
	500	1.625%—08/12/2013[2]	503

			2,105

	2,600	Wesfarmers Ltd. 2.983%—05/18/2016[2]	2,673

	TOTAL CORPORATE BONDS & NOTES (Cost $29,355)		29,530

FOREIGN GOVERNMENT OBLIGATIONS—4.8%
AUD$	800	Australia Government Bond 2.500%—09/20/2030[6]	1,034
	100	3.000%—09/20/2025[6]	137
	2,900	4.000%—08/20/2020[6]	5,666

			6,837

CAD$	700	Canadian Government Bond 1.500%—08/01/2015	709
	105	1.500%—12/01/2044[6]	134
	1,459	4.250%—12/01/2021[6]	2,080

			2,923

	€1,600	Instituto de Credito Oficial MTN[5] 2.567%—03/25/2014[1]	2,083
MEX$	9,186	Mexican Udibonos 2.750%—12/10/2020	718
AUD$	1,800	New South Wales Treasury Corporation 3.153%—11/20/2025[6]	2,274
	$100	Petroleos de Venezuela SA 5.000%—10/28/2015	85
	£816	United Kingdom Gilt Inflation Linked[6] 1.875%—11/22/2022	1,683

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $15,491)		16,603

MORTGAGE PASS-THROUGH—1.4%
	$2,084	Federal Home Loan Mortgage Corp. REMIC[7] 0.840%—12/15/2037[1]	2,095
	894	Federal National Mortgage Association 4.000%—02/01/2041	947
	378	Federal National Mortgage Association REMIC[7] 0.589%—07/25/2037[1]	379
	333	0.619%—07/25/2037[1]	333
	276	0.679%—05/25/2036[1]	277
	105	0.684%—02/25/2037[1]	106

			1,095

	306	Government National Mortgage Association 0.540%—03/20/2037[1]	306
		National Credit Union Administration Guaranteed Notes Series 2010-R3 Cl. 2A
	445	0.801%—12/08/2020[1]	446

	TOTAL MORTGAGE PASS-THROUGH (Cost $4,787)		4,889

8

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

PURCHASED OPTIONS—0.1%

No. of Contracts		Value (000s)

20	Commodity Index Option on Gold Futures 08/06/2012	$4
10	08/08/2012	5

		9

300	Commodity Option on Brent Oil Futures 06/11/2012	—	[a]
1,800	Commodity Option on Crude Oil Futures 11/15/2013	59
2,700	11/17/2015	68

		127

210	Commodity Option on Heating Oil Futures 11/27/2012	5
1,800,000	Interest Rate Swap Option 30 year 3.875%—04/14/2014	77

TOTAL PURCHASED OPTIONS (Cost $435)		218

U.S. GOVERNMENT OBLIGATIONS—90.8%
Principal Amount (000s)
$23,433	U.S. Treasury Inflation Indexed Bonds[6] 0.125%—04/15/2016[8]	24,854
12,026	0.125%—04/15/2017	12,882
12,471	0.125%—01/15/2022	13,053
11,449	0.500%—04/15/2015[8]	12,129
53,215	0.625%—04/15/2013-07/15/2021[8]	58,646
13,423	1.125%—01/15/2021	15,408
2,044	1.250%—04/15/2014	2,155
36,109	1.250%—07/15/2020[8]	42,008
5,585	1.375%—07/15/2018-01/15/2020	6,506
1,339	1.625%—01/15/2015-01/15/2018	1,481
1,847	1.750%—01/15/2028	2,280
22,309	1.875%—07/15/2013	23,341
10,981	1.875%—07/15/2019[8]	13,251
26,250	2.000%—01/15/2014	27,880
13,500	2.000%—07/15/2014	14,636
5,619	2.125%—01/15/2019[8]	6,815
2,949	2.375%—01/15/2017-01/15/2027	3,697
3,405	2.625%—07/15/2017	4,125
19,687	3.000%—07/15/2012[8]	19,997

		305,144

$10,000	U.S. Treasury Notes 0.500%—10/15/2013[8]	$10,039

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $307,728)		315,183

SHORT-TERM INVESTMENTS—14.1%
CERTIFICATES OF DEPOSIT—0.3%
1,000	Banco Bradesco SA	1,000

REPURCHASE AGREEMENTS—0.4%
500	Repurchase Agreement with Deutsche Bank dated April 30, 2012 due May 01, 2012 at 0.180% collateralized by U.S. Treasury Notes (market value $511)	500
962	Repurchase Agreement with State Street Corporation dated April 30, 2012 due May 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $985)	962

		1,462

U.S. TREASURY BILLS—13.4%
7,600	U.S. Treasury Bills 0.104%—01/10/2013	7,594
1,200	0.112%—10/18/2012	1,199
450	0.123%—09/13/2012	450
19,800	0.124%—08/23/2012	19,792
1,100	0.125%—09/20/2012	1,099
400	0.127%—10/11/2012	400
14,500	0.129%—09/27/2012	14,492
300	0.132%—08/09/2012	300
400	0.140%—10/04/2012	400
200	0.140%—02/07/2013	200
700	0.143%—08/30/2012	700

		46,626

TOTAL SHORT-TERM INVESTMENTS (Cost $49,088)		49,088

TOTAL INVESTMENTS—131.3% (Cost $447,314)		455,512

CASH AND OTHER ASSETS, LESS LIABILITIES—(31.3)%		(108,579)

TOTAL NET ASSETS—100.0%		$346,933

FUTURES CONTRACTS OPEN AT APRIL 30, 2012

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Futures (Sell)	28	€2,800	06/07/2012	$(105)
Brent Crude Oil Futures (Buy)	19	$19	11/14/2013	(5)
Eurodollar Futures-CME 90 day (Buy)	92	23,000	12/16/2013	148
Eurodollar Futures-CME 90 day (Buy)	45	11,250	03/16/2015	34
Eurodollar Futures-CME 90 day (Buy)	19	4,750	06/15/2015	18
Gold Futures (Buy)	8	1	06/27/2012	(5)
Light Sweet Crude Oil Futures (Buy)	20	20	12/19/2012	23
Light Sweet Crude Oil Futures (Sell)	20	20	08/21/2012	(24)
Soybean Futures (Buy)	14	70	05/14/2013	13
Soybean Futures (Buy)	28	140	07/12/2013	73
Soybean Futures (Sell)	42	210	11/14/2012	(156)

9

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS—Continued

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Wheat Futures (Buy)	27	$135	07/13/2012	$(56)
Wheat Futures (Sell)	27	135	07/13/2012	15

				$(27)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2012

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	Bank Of America N.A.	$9,397	$9,337	06/07/2012	$(60)
Brazilian Real (Sell)	Bank Of America N.A.	91	100	06/04/2012	9
British Pound Sterling (Sell)	UBS AG	8,095	7,863	06/12/2012	(232)
Canadian Dollar (Sell)	Barclays Bank plc	2,039	2,036	06/21/2012	(3)
Canadian Dollar (Sell)	Deutsche Bank AG London	1,008	1,012	06/21/2012	4
Chinese Yuan (Buy)	Barclays Capital	551	553	02/01/2013	(2)
Chinese Yuan (Buy)	Barclays Capital	912	900	06/01/2012	12
Chinese Yuan (Sell)	Barclays Capital	10	10	06/01/2012	—
Chinese Yuan (Sell)	Barclays Capital	479	480	06/01/2012	1
Chinese Yuan (Sell)	Credit Suisse First Boston London	314	314	06/01/2012	—
Chinese Yuan (Sell)	Deutsche Bank AG London	33	33	06/01/2012	—
Chinese Yuan (Sell)	HSBC Bank USA, N.A.	640	640	06/01/2012	—
Euro Currency (Buy)	Barclays Bank plc	916	908	05/17/2012	8
Euro Currency (Buy)	JP Morgan Chase Bank, N.A.	2,174	2,181	05/17/2012	(7)
Euro Currency (Buy)	JP Morgan Chase Bank, N.A.	130	129	05/17/2012	1
Euro Currency (Buy)	UBS AG	1,133	1,142	05/17/2012	(9)
Euro Currency (Buy)	UBS AG	102	102	05/17/2012	—
Euro Currency (Sell)	Bank of Nova Scotia	1	1	05/17/2012	—
Euro Currency (Sell)	Barclays Bank plc	70	69	05/17/2012	(1)
Euro Currency (Sell)	Barclays Bank plc	22,359	22,366	05/17/2012	7
Euro Currency (Sell)	Morgan Stanley and Co. Inc.	22	22	05/17/2012	—
Indian Rupee (Buy)	JP Morgan Chase Bank	2,392	2,755	07/12/2012	(363)
Indian Rupee (Sell)	Barclays Capital	177	173	07/12/2012	(4)
Indian Rupee (Sell)	Barclays Capital	1,152	1,200	07/12/2012	48
Indian Rupee (Sell)	Deutsche Bank AG London	137	133	07/12/2012	(4)
Indian Rupee (Sell)	Goldman Sachs International	104	100	07/12/2012	(4)
Indian Rupee (Sell)	HSBC Bank USA, N.A.	193	187	07/12/2012	(6)
Indian Rupee (Sell)	JP Morgan Chase Bank	187	180	07/12/2012	(7)
Indian Rupee (Sell)	JP Morgan Chase Bank	442	463	07/12/2012	21
Indonesian Rupiah (Sell)	UBS AG	—	—	07/02/2012	—
Japanese Yen(Sell)	Barclays Bank plc	703	683	06/07/2012	(20)
Mexican Peso (Buy)	HSBC Bank USA, N.A.	11	11	06/15/2012	—
Mexican Peso (Sell)	HSBC Bank USA, N.A.	701	718	06/15/2012	16
Philippine Peso (Buy)	JP Morgan Chase Bank	—	—	06/08/2012	—
Singapore Dollar (Buy)	UBS AG	—	—	05/15/2012	—
Singapore Dollar (Buy)	UBS AG	—	—	08/03/2012	—
Singapore Dollar (Sell)	UBS AG	1	1	05/15/2012	—
South Korean Won (Buy)	UBS AG	1	1	07/12/2012	—

					$(595)

SWAP AGREEMENTS OPEN AT APRIL 30, 2012

CHICAGO MERCANTILE EXCHANGE CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Banker’s Association LIBOR USD	Pay	2.250%	06/20/2022	$7,100	$(91)

10

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	9.970%	01/02/2014	R$	800	$7
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	9.980	01/02/2014		3,900	27
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	10.180	01/02/2014		6,600	76
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	10.530	01/02/2014		2,800	22
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Pay	10.220	01/02/2014		700	4
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	10.580	01/02/2014		5,000	42
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.380	01/02/2014		3,300	26
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.770	01/02/2014		4,600	51

Interest Rate Swaps							$255

TOTAL RETURN SWAPS ON U.S. TREASURY

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Reference Entity	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	British Bankers’ Association LIBOR USD 3-Month	Pay	U.S. Treasury Inflation Indexed Bonds	07/15/2012	$519	$—

TOTAL RETURN SWAPS ON INDICIES

Counterparty	Floating Rate	Pay/Receive Floating Rate	Index	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	05/29/2012	$29,550	$353
Credit Suisse International	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	05/29/2012	12,430	154
Deutsche Bank AG	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	05/29/2012	54,280	668
Goldman Sachs Bank USA	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	05/29/2012	25,030	302
Goldman Sachs Bank USA	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	05/29/2012	26,510	329
JP Morgan Chase Bank, N.A.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	05/29/2012	4,500	37
JP Morgan Chase Bank, N.A.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	05/29/2012	18,220	178
JP Morgan Chase Bank, N.A.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	05/29/2012	36,750	456
JP Morgan Chase Bank, N.A.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	05/29/2012	36,750	—
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	05/29/2012	8,140	101
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	05/29/2012	31,180	386
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	05/29/2012	31,180	—
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	05/29/2012	62,490	774
Societe Generale Paris	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	05/29/2012	7,160	89
Societe Generale Paris	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	05/29/2012	11,900	120
UBS AG	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total Return	05/29/2012	10,760	76

Total Return Swaps on Indicies						$4,023

TOTAL RETURN SWAPS ON COMMODITIES

Counterparty	Reference Entity	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Pay	$ (7.635)	12/31/2012	5,600	$(14)
Barclays Bank plc	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Pay	0.000	12/31/2012	16,000	5
Barclays Bank plc	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Pay	4.150	12/31/2012	4,000	(6)
Barclays Bank plc	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Pay	15.650	12/31/2012	4,800	(6)
Barclays Bank plc	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Pay	19.900	12/31/2012	1,600	1
Barclays Bank plc	Brent Crude Futures December 2012	Pay	5.100	12/31/2012	8,000	(9)
Barclays Bank plc	Brent Crude Futures December 2012	Pay	5.150	12/31/2012	8,000	(9)
Barclays Bank plc	Brent Crude Futures December 2012	Pay	5.250	12/31/2012	8,000	(8)
Barclays Bank plc	Brent Crude Futures December 2012	Pay	5.450	12/31/2012	8,000	(6)
Barclays Bank plc	Brent Crude Futures December 2012	Pay	5.950	12/31/2012	12,000	2
Deutsche Bank AG	Gold 100 OZ Future June 2012	Pay	1,661.150	05/30/2012	320	(1)

11

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

TOTAL RETURN SWAPS ON COMMODITIES—Continued

Counterparty	Reference Entity	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Natural Gas Future December 2019	Pay	$7.200	12/31/2019	24,000	$(41)
Deutsche Bank AG	Platinum Future July 2012	Pay	1,645.550	06/29/2012	320	(24)
Australia and New Zealand Banking Group	Wheat July 2012	Pay	641.000	06/22/2012	15,000	(2)
Australia and New Zealand Banking Group	Wheat July 2012	Pay	680.000	06/22/2012	15,000	(3)

Total Return Swaps on Commodities						$(121)

VARIANCE SWAPS ON COMMODITIES

Counterparty	Reference Assets	Pay/Receive Variance[f]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Corn Futures July 2012	Pay	$0.084	06/22/2012	$350	$4
Morgan Stanley Capital Services Inc.	Dow Jones-UBS Commodity Index	Pay	0.034	05/18/2012	800	10
Deutsche Bank AG	London Gold Market Fixing Limited PM	Pay	0.037	05/29/2012	310	3
Goldman Sachs International	London Gold Market Fixing Limited PM	Pay	0.046	05/01/2012	270	5
Goldman Sachs International	London Gold Market Fixing Limited PM	Pay	0.044	05/09/2012	140	2
JP Morgan Chase Bank, N.A.	London Gold Market Fixing Limited PM	Pay	0.032	05/10/2012	250	4
Morgan Stanley Capital Services Inc.	London Gold Market Fixing Limited PM	Pay	0.033	05/10/2012	440	7
Morgan Stanley Capital Services Inc.	London Gold Market Fixing Limited PM	Pay	0.030	05/17/2012	540	6

Variance Swaps on Commodities						$41

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	Centex Corporation Senior Bond 5.250% due 06/15/2015	Buy	1.000%	06/20/2014	1.241%	$4	$(12)	$900	$16
Morgan Stanley Capital Services Inc.	Credit Agricole SA Senior Bond 5.065% due 08/10/2022	Buy	1.000	03/20/2014	2.314	48	61	2,000	(13)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 14	Sell	5.000	12/20/2015	2.197	19	28	200	(9)
UBS AG	Dow Jones CDX Emerging Markets Index Series 14	Sell	5.000	12/20/2015	2.197	19	27	200	(8)
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 15	Sell	5.000	06/20/2016	2.299	105	129	1,000	(24)
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.886	4	(20)	1,000	24
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.886	3	(10)	900	13
Goldman Sachs International	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.692	8	15	700	(7)
HSBC Bank USA, N.A.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	06/20/2016	0.770	16	(3)	1,700	19
Royal Bank of Scotland PLC	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.692	1	2	100	(1)
BNP Paribas S.A.	Intesa Sanpaolo SPA Senior Bond 4.750% due 06/15/2017	Buy	3.000	03/20/2014	3.525	21	96	2,200	(75)
Deutsche Bank AG	Limited Brands, Inc. Senior Bond 6.900% due 07/15/2017	Buy	1.000	09/20/2017	1.900	45	53	1,000	(8)
JP Morgan Chase Bank, N.A.	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	09/20/2015	1.243	(2)	(7)	300	5
Bank of America, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.291	11	5	500	6
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2015	0.392	2	2	100	—

Credit Default Swaps									$(62)

Total Swaps									$4,045

12

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT APRIL 30, 2012

Description	Number of Shares/Contracts	Strike Price/Rate	Expiration Date	Value (000s)
Commodity Gasoline Future Option (Call)	(3)	$350.00	05/25/2012	$(1)
Commodity Natural Gas Future Option (Call)	(20)	2.30	05/25/2012	(24)
Commodity Natural Gas Future Option (Put)	(20)	1.90	05/25/2012	(3)
Commodity Oil Future Option (Call)	(18)	140.00	11/11/2013	(68)
Commodity Oil Future Option (Call)	(27)	160.00	11/10/2015	(80)
Commodity Oil Future Option (Put)	(5)	86.00	11/12/2012	(6)
Commodity Platinum & Palladium Index Option (Put)	(200)	1,565.00	08/06/2012	(13)
Commodity Platinum & Palladium Index Option (Put)	(100)	1,650.00	08/08/2012	(12)
Interest Rate Swap Option 1 year (Call)	(1,900,000)	0.80%	10/11/2012	(6)
Interest Rate Swap Option 1 year (Put)	(1,900,000)	0.80	10/11/2012	—
Interest Rate Swap Option 2 year (Call)	(2,200,000)	0.92	11/14/2012	(14)
Interest Rate Swap Option 2 year (Call)	(2,000,000)	1.06	10/11/2012	(18)
Interest Rate Swap Option 2 year (Put)	(2,200,000)	0.92	11/14/2012	(2)
Interest Rate Swap Option 2 year (Put)	(2,000,000)	1.06	10/11/2012	(1)
Interest Rate Swap Option 5 year (Call)	(4,900,000)	1.50	09/24/2012	(76)
Interest Rate Swap Option 5 year (Call)	(10,300,000)	1.70	03/18/2013	(205)
Interest Rate Swap Option 5 year (Put)	(4,900,000)	1.50	09/24/2012	(19)
Interest Rate Swap Option 5 year (Put)	(10,300,000)	1.70	03/18/2013	(87)
Interest Rate Swap Option 5 year (Put)	(7,700,000)	2.85	04/14/2014	(76)

Written options outstanding, at value (premiums received of $918)				$(711)

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2012
Par Value (000s)	Security	Value (000s)
$(620)	U.S. Treasury Inflation Indexed Bonds (proceeds $653)	$(658)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$27,017	$—	$27,017
Bank Loan Obligations	—	1,329	—	1,329
Collateralized Mortgage Obligations	—	11,655	—	11,655
Corporate Bond & Notes	—	29,530	—	29,530
Foreign Government Obligations	—	16,603	—	16,603
Mortgage Pass-Through	—	4,889	—	4,889
Purchased Options	—	218	—	218
U.S. Government Obligations	—	315,183	—	315,183
Short-Term Investments
Certificates of Deposit	—	1,000	—	1,000
Repurchase Agreements	—	1,462	—	1,462
U.S. Treasury Bills	—	46,626	—	46,626

Total Investments in Securities	$—	$455,512	$—	$455,512

Liability Category
Fixed Income Investments Sold Short	$—	$(658)	$—	$(658)

Investments in Other Financial Instruments
Forward Currency Contracts	—	(595)	—	(595)
Futures Contracts	(27)	—	—	(27)
Options-Written	—	(711)	—	(711)
Swap Agreements	—	4,045	—	4,045

Total Investments in Other Financial Instruments	$(27)	$2,739	$—	$2,712

Total Investments	$(27)	$457,593	$—	$457,566

There were no material Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

13

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2012.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2012, these securities were valued at $38,144 or 11% of net assets.

3	Step coupon security.

4	Variable rate security. The stated rate represents the rate in effect at April 30, 2012.

5	MTN after the name of a security stands for Medium Term Note.

6	Inflation-protected securities (IPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

7	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

8	At April 30, 2012, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate market value of $187,739 or 54% of net assets.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identifìed as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profìt) for the credit derivative should the notional amount of the swap agreement been closed/ sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

e	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defìned under the terms of that particular swap agreement.

f	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

MEX$	Mexican Peso.

The accompanying notes are an integral part of the Financial Statements.

14

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Chris Dialynas

Since 2010

PIMCO has subadvised the Fund since its inception in 2010.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

Broad range of fixed income instruments without benchmark constraints or significant sector/ instrument limitations

Chris Dialynas

Management’s Discussion of

Fund Performance

MARKET REVIEW

Economic policy continued to have a major influence on fixed income markets during the fiscal first half. Markets responded favorably to measures taken by policymakers to prevent a worsening of the European sovereign debt crisis. To address rising unemployment and worsening debt-to-GDP ratios, the International Monetary Fund announced a liquidity program designed to provide improved financing conditions for countries struggling with escalating borrowing costs. In addition, the European Central Bank continued its Long Term Refinancing Operations and provided euro-zone banks with low-interest loans.

In the U.S., economic data reflected an improved short-term outlook for the economic recovery, supported by higher consumer confidence and a lower unemployment rate. As part of its effort to provide continued support for the nascent recovery, the Federal Reserve kept the federal funds rate in the range of 0% to 0.25%. The Fed also indicated that economic conditions were likely to warrant exceptionally low rates at least through late 2014. The benchmark 10-year U.S. Treasury note yield declined to 1.91% at the end of April; that was 20 basis points lower than where it had been at the start of the fiscal half year. (A basis point equals one-hundredth of a percentage point.) The Treasury yield curve flattened over the last six months as long-term yields fell more than yields of shorter-term securities.

Most fixed income spread sectors outperformed U.S. Treasurys. Corporate bonds outpaced Treasurys on supportive technical and economic data. Bonds of companies in the financial area significantly outperformed the broader corporate sector due to supportive central bank actions in the euro zone, as well as the generally positive outcome of stress tests for 19 U.S. banks. Agency mortgage-backed securities outperformed Treasurys on a like-duration basis. Commercial mortgage-backed securities also outperformed like-duration Treasurys as investor demand for risk assets increased. Emerging market external bonds generally outperformed Treasurys as investor risk appetites increased amid improved U.S. economic data and continued liquidity injections by the European Central Bank. Municipal bonds, both tax-exempt and taxable Build America Bonds, posted positive absolute returns. Demand for Build America Bonds remained strong as they continued to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

PERFORMANCE

Harbor Unconstrained Bond Fund returned 2.68% (Institutional Class) and 2.51% (Administrative Class) for the six months ended April 30. For the same period, the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index returned 0.25% and the Barclays Capital U.S. Aggregate Bond Index returned 2.44%.

The following strategies helped Fund returns.

•	Interest rate exposure to non-U.S. developed countries, particularly Australia, helped performance as rates in those markets fell.

•	Holdings of non-agency mortgage-backed securities, as the sector outperformed like-duration Treasurys.

•	Exposure to financial companies, as they outpaced like-duration Treasurys.

15

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	45.7%
Federal National Mortgage Association	29.4%
Australia Government Bond	6.4%
Banc of America Large Loan Inc.	3.6%
Countrywide Asset-Backed Certificates	3.1%
Canadian Government Bond	2.3%
Avoca Capital	2.1%
Washington Mutual Mortgage Pass through Certification	1.6%
International Lease Finance Corporation	1.5%
Electronic Arts Inc.	1.4%

•	Exposure to emerging markets bonds, particularly in Latin America, as rates fell in those countries.

•	Currency strategies, including short exposures to the euro and yen and a long exposure to a select basket of emerging market currencies.

Tactical U.S. duration positioning also was positive for performance. However, interest rate swap strategies more than offset this gain.

OUTLOOK AND STRATEGY

We expect the global economy to grow at a real rate of 1.0% to 2.0% percent over the year ahead. Although the Long-Term Refinancing Operations carried out by the European Central Bank have helped to temporarily stabilize financial markets, they do not address the region’s more fundamental problems. These include credit quality of sovereign borrowers, uneven competitiveness, currency rigidity, and a lack of coordinated vision between monetary and fiscal authorities. The de-leveraging process in Europe will continue to play a dominant role in the global economy over the cyclical horizon, in our view. We believe that euro-zone solvency can be improved only with higher nominal growth and a reduction in sovereign borrowing costs.

Looking ahead, we plan to:

•	Begin to decrease overall duration, focusing on maturities that offer the best potential for price appreciation and roll-down.

•	Broaden our sources of high-quality non-U.S. duration, choosing those with independent monetary policy and low credit or inflation risk; these would include Canada, Australia, Brazil, and Mexico.

•

Within corporates, continue to emphasize what we believe are higher quality exposures in the senior part of the capital structure. At the same time, we will seek to minimize exposure to weaker credits and financial institutions in Europe, but remain positive on financials as a whole.

•	As a hedge to corporate exposure, retain short positioning in European credit and the U.S. high-yield market via credit default swaps.

•	Remain tactical in agency mortgages as valuations fluctuate, and look to continue to add value through active coupon selection and relative value positioning.

•	Continue to maintain exposure to non-agency securities as a potentially higher source of yield with ample asset coverage.

•	Continue exposure to securities of select, high-quality emerging market countries and companies that have potential for spread compression with relatively high real yields.

•	Begin to reduce currency exposure amid heightened volatility, especially to commodity-intensive economies and most emerging markets.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Employing an unconstrained investment approach, the Fund may be exposed to certain types of securities, credit qualities, maturities, countries and regions not reflected in other fixed income indices. For example, high-yield, or below investment grade, securities carry a higher degree of credit risk, and may be speculative and more volatile. Investing in emerging markets may entail risk due to foreign economic and political developments. Also, foreign currency exposure can entail significant volatility and this may be amplified with the currencies of developing countries. As a result, investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods, due to the unconstrained nature of the Fund’s investment approach.

16

Harbor Unconstrained Bond Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2032

Cusip	411512817

Ticker	HAUBX

Inception Date	04/01/2010

Net Expense Ratio	1.05%[a],b

Total Net Assets (000s)	$26,527

ADMINISTRATIVE CLASS

Fund #	2232

Cusip	411512791

Ticker	HRUBX

Inception Date	04/01/2010

Net Expense Ratio	1.30%[a],b

Total Net Assets (000s)	$678

PORTFOLIO STATISTICS

Average Market Coupon	3.06%

Yield to Maturity	2.49%

Current 30-Day Yield (Institutional Class)	3.19%

Weighted Average Maturity	0.78 years

Weighted Average Duration	1.32 years

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	511%	[c]

MATURITY PROFILE (% of investments)

0 to 1 yr.	97.73%

>1 to 5	11.15%

>5 to 10	0.84%

>10 to 15	-12.51%

>15 to 20	1.12%

>20 to 25	0.16%

>25 yrs.	1.53%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index and Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 04/01/2010 through 04/30/2012

Total Returns For the periods ended 04/30/2012
Harbor Unconstrained Bond Fund
Institutional Class	2.68%	2.29%	N/A	2.99%	04/01/2010	$10,632
Administrative Class	2.51%	2.01%	N/A	2.70%	04/01/2010	$10,571
Comparative Indices
USD LIBOR 3-month Constant Maturity Total Return	0.25%	0.36%	N/A	0.36%	—	$10,075
Barclays Capital U.S. Aggregate Bond	2.44%	7.54%	N/A	6.71%	—	$11,448

As stated in the Fund’s current prospectus, the expense ratios were 1.05% (Net) and 1.59% (Gross) (Institutional Class); and 1.30% (Net) and 1.84% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2013.

c	Unannualized.

17

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -27.3%)

ASSET-BACKED SECURITIES—9.2%
Principal Amount (000s)		Value (000s)

	Avoca Capital Series III-X Cl. A
€472	1.433%—09/15/2021	$584
	Countrywide Asset-Backed Certificates Series 2006-6 Cl. 2A3
$2,100	0.519%—09/25/2036	788
	Series 2006-1 Cl. AF5
100	5.884%—07/25/2036[1]	46

		834

	Credit-Based Asset Servicing and Securitization LLC
	Series 2007-CB3 Cl. A4
197	5.225%—03/25/2037[1]	70
	Series 2007-CB3 Cl. A3
197	5.225%—03/25/2037[1]	71

		141

	Indymac Residential Asset Backed Trust Series 2007-B Cl. 2A2
77	0.399%—07/25/2037[2]	42
	Morgan Stanley ABS Capital I
	Series 2007-HE2 Cl. A2B
800	0.329%—01/25/2037[2]	286
	Series 2007-NC1 Cl. A2C
100	0.379%—11/25/2036[2]	39

		325

	Ownit Mortgage Loan Asset Backed Certificates Series 2006-4 Cl. A2C
86	0.389%—05/25/2037[2]	45
	Plymouth Rock CLO Ltd. Series 2010-1A Cl. A
62	1.998%—02/16/2019[2,3]	62
	Securitized Asset Backed Receivables LLC Trust Series 2004-OP1 Cl. M1
77	1.004%—02/25/2034[2]	58
	SLC Student Loan Trust Series 2009-AA Cl. A
76	4.750%—06/15/2033[2,3]	75
	SLM Student Loan Trust Series 2010-A Cl. 2A
175	3.490%—05/16/2044[2,3]	182
	Stone Tower Capital LLC Series 2007-6A Cl. A1
100	0.696%—04/17/2021[2,3]	94

	Structured Asset Investment Loan Trust Series 2005-8 Cl. A4
$76	0.599%—10/25/2035[2]	$55

TOTAL ASSET-BACKED SECURITIES (Cost $2,570)		2,497

BANK LOAN OBLIGATIONS—1.5%
	Springleaf Financial Corporation
300	5.500%—05/28/2017[4]	285
	Terex Corporation
€100	6.032%—04/28/2017[4]	132

TOTAL BANK LOAN OBLIGATIONS (Cost $440)		417

COLLATERALIZED MORTGAGE OBLIGATIONS—11.2%
	American Home Mortgage Assets Series 2006-2 Cl.1A1
$55	1.118%—09/25/2046[2]	30
	Arran Residential Mortgages Funding plc Series 2011-1A Cl. A1B
€145	2.241%—11/19/2047[2,3]	193
	Banc of America Alternative Loan Trust Series 2003-2 Cl. CB1
$36	5.750%—04/25/2033	38
	Banc of America Funding Corporation
100	Series 2007-D Cl. 1A4 0.470%—06/20/2047[2]	77
21	Series 2004-A Cl. 4A1 2.944%—06/20/2032[4]	20

		97

	Banc of America Large Loan Inc. Series 2010 Cl. HLTN
1,036	1.991%—11/15/2015[3]	973
	BCAP LLC Trust Series 2011 Cl. RR5
91	5.250%—06/26/2036[3]	79
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-5 Cl. A2
60	2.250%—08/25/2035[2]	55
	Series 2004-10 Cl. 15A1
16	2.697%—01/25/2035[2]	14
	Series 2005-1 Cl. 4A1
33	5.274%—03/25/2035[4]	31

		100

	Citigroup Mortgage Loan Trust Inc. Series 2005-3 Cl. 1A1
91	1.926%—08/25/2035[2]	72
	Granite Mortgages plc Series 2003-3 Cl. 2A
€11	1.121%—01/20/2044[2]	15
	Series 2004-3 Cl. 3A2
£100	1.416%—09/20/2044[2]	157

		172

	Impac CMB Trust Series 2004-4 Cl. 1A1
$31	0.879%—09/25/2034[2]	25
	Indymac Index Mortgage Loan Trust Series 2004-Cl. AR6 5A1
15	2.719%—10/25/2034[4]	14
	JP Morgan Alternative Loan Trust Series 2006-A3 Cl. 1A3
48	0.389%—07/25/2036[2]	44

18

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)				Value (000s)

			JP Morgan Mortgage Trust Series 2006-A2 Cl. 1A1
	$448		2.854%—04/25/2036[2]	$314
			MASTR Adjustable Rate Mortgages Trust Series 2004-4 Cl. 3A1
	12		2.491%—05/25/2034[4]	11
			MLCC Mortgage Investors Inc. Series 2003-H Cl. A3A
	250		2.143%—01/25/2029[2]	247
			Structured Asset Securities Corporation Series 2005-16 Cl. 1A2
	100		5.500%—09/25/2035	89
			Wachovia Bank Commercial Mortgage Trust
			Series 2007-WHL8 Cl. A1
	118		0.320%—06/15/2020[2,3]	110
			Series 2006-C29 Cl. A2
	6		5.275%—11/15/2048	6

				116

			Washington Mutual Mortgage Pass Through Certificates
			Series 2005-AR6 Cl. 2A1A
	16		0.469%—04/25/2045[2]	13
			Series 2005-AR9 Cl. A1A
	71		0.559%—07/25/2045[2]	56
			Series 2007-HY3 Cl. 2A1
	159		5.058%—03/25/2037[2]	117
			Series 2007-HY4 Cl. 3A1
	301		5.433%—04/25/2037[2]	256

				442

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,046)			3,056

CONVERTIBLE BONDS—2.4%
			Electronic Arts Inc.
	400		0.750%—07/15/2016[3]	370
			Transocean Inc.
	300		1.500%—12/20/2012	299

	TOTAL CONVERTIBLE BONDS (Cost $695)			669

CONVERTIBLE PREFERRED STOCKS—0.0%
	(Cost $5)
Shares
	ELECTRIC UTILITIES—0.0%
			PPL Corporation
	—	[a]	9.500%—07/01/2013[10]	5

CORPORATE BONDS & NOTES—13.6%
Principal Amount (000s)
			Abbey National Treasury Services plc
	$100		4.000%—04/27/2016	99
			Ally Financial Inc.
	100		3.874%—06/20/2014[2]	99
			Banco Santander Brazil SA MTN[5]
	200		2.574%—03/18/2014[2,3]	199
			Bank of America Corporation
	100		6.500%—08/01/2016	109
			Banque PSA Finance
	100		2.368%—04/04/2014[2,3]	97

			Barclays Bank plc
	$100		1.509%—01/13/2014[2]	$100
			Countrywide Financial Corporation MTN[5]
	50		5.800%—06/07/2012	50
			Ford Motor Credit Co. LLC
	100		7.500%—08/01/2012	102
			Goldman Sachs Group Inc.
	€100		1.376%—05/23/2016[2]	118
			Goldman Sachs Group Inc. MTN[5]
	$100		5.375%—03/15/2020	104
	100		7.500%—02/15/2019	116

				220

			Hewlett-Packard Co.
	100		0.772%—05/24/2013[2]	100
			HSBC Bank plc
	300		3.100%—05/24/2016[3]	311
			HSBC Holdings plc
	100		5.100%—04/05/2021	110
			International Lease Finance Corporation
	100		6.500%—09/01/2014[3]	107
			International Lease Finance Corporation MTN[5]
	300		6.375%—03/25/2013	309
			LBG Capital No.1 plc
	£100		7.869%—08/25/2020	137
			Morgan Stanley
	$100		5.750%—01/25/2021	99
			Morgan Stanley MTN[5]
	100		7.300%—05/13/2019	107
			National Australia Bank Ltd.
	100		1.189%—04/11/2014[2,3]	100
			Reynolds Group Issuer Inc.
	100		6.875%—02/15/2021[3]	104
			Royal Bank of Scotland plc
	100		5.625%—08/24/2020	103
			Royal Bank of Scotland plc MTN[5]
	€100		5.500%—03/23/2020	137
			SLM Corporation MTN[5]
	$300		0.766%—01/27/2014[2]	287
			UBS AG MTN[5]
	300		5.875%—12/20/2017	333
			Volkswagen International Finance NV
	100		1.875%—04/01/2014[3]	101
	50		Wynn Las Vegas LLC 7.750%—08/15/2020	56

	TOTAL CORPORATE BONDS & NOTES (Cost $3,680)			3,694

FOREIGN GOVERNMENT OBLIGATIONS—11.2%
AUD$	200		Australia Government Bond 4.750%—06/15/2016	222
	1,100		5.500%—12/15/2013-04/21/2023	1,283
	200		5.750%—07/15/2022	245

				1,750

CAD$	100		Canadian Government Bond 1.500%—12/01/2012	101
	200		1.750%—03/01/2013	203
	300		2.750%—09/01/2016	318

				622

MEX$	930		Mexican Bonos 6.500%—06/10/2021	74
	1,800		10.000%—12/05/2024	183

				257

19

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

$200	Province of Quebec Canada 2.750%—08/25/2021	$204
200	Russian Foreign Bond - Eurobond 4.500%—04/04/2022[3]	208

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,947)		3,041

MORTGAGE PASS-THROUGH—29.5%
100	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates 1.742%—10/25/2021[4]	11
12	Federal Home Loan Mortgage Corp. REMIC[6] 0.590%—12/15/2030[2]	12
23	Federal National Mortgage Association 2.320%—07/01/20322	23
3,064	3.500%—02/01/2026-11/01/2040	3,224
1,820	4.000%—06/01/2013-11/01/2041	1,932
687	4.500%—05/01/2023-02/01/2026	738

		5,917

39	Federal National Mortgage Association REMIC[6] 0.359%—03/25/2034[2]	39
1,000	Federal National Mortgage Association TBA[7] 2.500%—05/17/2027	1,024
1,000	3.000%—05/14/2042	1,011

		2,035

TOTAL MORTGAGE PASS-THROUGH (Cost $7,917)		8,014

MUNICIPAL BONDS—2.4%
100	Buckeye Tobacco Settlement Financing Authority 5.875%—06/01/2047	78
100	6.000%—06/01/2042	80

		158

100	California State 7.600%—11/01/2040	133
200	New York City, NY 5.887%—12/01/2024	250
100	Whiting, IN 5.250%—01/01/2021	119

TOTAL MUNICIPAL BONDS (Cost $545)		660

PURCHASED OPTIONS—0.2%

No. of Contracts
200,000	Credit Default Swap Option 5 years 09/19/2012	3
1,225,000	Currency Option US Dollar versus Chinese Yuan Future 12/13/2012-04/11/2013	9
227,000	Currency Option US Dollar versus Malaysian Ringgit Future 06/12/2012	—	[a]
400,000	Interest Rate Swap Option 30 year 2.750%—07/30/2012	19
200,000	2.870%—06/18/2012	4
200,000	2.905%—03/07/2013	14
300,000	3.273%—09/24/2012	5

100,000	3.500%—11/05/2012	$—	[a]
200,000	3.800%—12/18/2013	4

		46

TOTAL PURCHASED OPTIONS (Cost $110)		58

U.S. GOVERNMENT AGENCIES—0.4%
(Cost $100)
Principal Amount (000s)
$100	Federal Home Loan Mortgage Corp. 1.750%—05/30/2019	101

U.S. GOVERNMENT OBLIGATIONS—45.7%
100	U.S. Treasury Bonds 3.125%—11/15/2041	100
500	4.375%—02/15/2038	626
1,000	6.250%—08/15/2023[9]	1,420
100	7.125%—02/15/2023	150
100	7.500%—11/15/2024	158

		2,454

503	U.S. Treasury Inflation Indexed Bonds[8] 0.125%—01/15/2022	526
201	0.750%—02/15/2042	203
313	1.250%—07/15/2020[9]	364
104	2.125%—02/15/2041	143

		1,236

600	U.S. Treasury Notes 1.250%—01/31/2019	600
100	1.875%—09/30/2017	105
600	2.000%—11/15/2021[9]	607
5,700	2.125%—08/15/2021	5,847
200	2.250%—07/31/2018[9]	214
100	2.500%—06/30/2017	108
700	2.625%—08/15/2020[9]	756
400	3.125%—05/15/2019[9]	449
50	3.625%—08/15/2019	58

		8,744

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $12,156)		12,434

SHORT-TERM INVESTMENTS—3.8%
REPURCHASE AGREEMENTS—2.8%
400	Repurchase Agreement with Deutsche Bank dated April 30, 2012 due May 01, 2012 at 0.180% collateralized by Federal National Mortgage Association Notes (market value $408)	400
363	Repurchase Agreement with State Street Corporation dated April 30, 2012 due May 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $372)	363

		763

20

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

U.S. TREASURY BILLS—1.0%
$270	U.S. Treasury Bills 0.140%—10/04/2012	$270

TOTAL SHORT-TERM INVESTMENTS (Cost $1,033)		1,033

TOTAL INVESTMENTS—131.1% (Cost $35,244)		35,679

CASH AND OTHER ASSETS, LESS LIABILITIES—(31.1)%		(8,474)

TOTAL NET ASSETS—100.0%		$27,205

FUTURES CONTRACTS OPEN AT APRIL 30, 2012

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
U.S. Treasury Note Futures-5 year (Sell)	57	$5,700	06/29/2012	$(37)
U.S. Treasury Note Futures-10 year (Sell)	1	100	06/20/2012	(1)

				$(38)

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2012

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	Barclays Bank plc	$16	$16	06/07/2012	$—
Australian Dollar (Sell)	Bank Of America N.A.	2,675	2,658	06/07/2012	(17)
Brazilian Real (Sell)	Barclays Capital	143	156	06/04/2012	13
British Pound Sterling (Sell)	UBS AG	577	561	06/12/2012	(16)
Canadian Dollar (Sell)	Barclays Bank plc	625	624	06/21/2012	(1)
Chinese Yuan (Buy)	Barclays Capital	779	783	02/01/2013	(4)
Chinese Yuan (Buy)	Barclays Capital	296	293	06/01/2012	3
Chinese Yuan (Buy)	Credit Suisse First Boston London	95	95	06/01/2012	—
Chinese Yuan (Buy)	Deutsche Bank AG London	34	34	02/01/2013	—
Chinese Yuan (Buy)	Deutsche Bank AG London	58	58	02/01/2013	—
Chinese Yuan (Buy)	Deutsche Bank AG London	48	49	08/05/2013	(1)
Chinese Yuan (Buy)	Goldman Sachs International	36	36	02/01/2013	—
Chinese Yuan (Buy)	JP Morgan Chase Bank	14	14	02/01/2013	—
Euro Currency (Sell)	Barclays Bank plc	2,182	2,153	06/14/2012	(29)
Hong Kong Dollar(Buy)	JP Morgan Chase Bank, N.A.	61	61	05/18/2012	—
Hungarian Forint(Buy)	JP Morgan Chase Bank, N.A.	210	209	05/14/2012	1
Hungarian Forint(Sell)	Deutsche Bank AG London	210	186	05/14/2012	(24)
Hungarian Forint(Sell)	JP Morgan Chase Bank	208	207	08/14/2012	(1)
Indian Rupee (Buy)	JP Morgan Chase Bank	173	199	07/12/2012	(26)
Japanese Yen(Sell)	Barclays Bank plc	724	703	06/07/2012	(21)
Japanese Yen(Sell)	Deutsche Bank AG London	307	324	10/11/2016	17
Japanese Yen(Sell)	JP Morgan Chase Bank, N.A.	1	1	06/07/2012	—
Malaysian Ringgit (Buy)	JP Morgan Chase Bank, N.A.	226	223	07/16/2012	3
Malaysian Ringgit (Sell)	JP Morgan Chase Bank, N.A.	227	227	05/15/2012	—
Mexican Peso (Buy)	Barclays Bank plc	73	74	06/15/2012	(1)
Mexican Peso (Sell)	Barclays Bank plc	26	26	09/27/2012	—
Mexican Peso (Sell)	JP Morgan Chase Bank, N.A.	27	27	09/27/2012	—
Mexican Peso (Sell)	UBS AG	106	108	09/27/2012	2
Singapore Dollar (Buy)	UBS AG	1	1	05/15/2012	—
Singapore Dollar (Buy)	UBS AG	1	1	08/03/2012	—
Singapore Dollar (Sell)	UBS AG	1	1	05/15/2012	—
South Korean Won (Buy)	UBS AG	1	1	07/12/2012	—
Taiwan Dollar (Buy)	UBS AG	194	193	06/05/2012	1

					$(101)

21

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT APRIL 30, 2012

CHICAGO MERCANTILE EXCHANGE CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
CME Group	CAD-BA-CDOR 3 Month	Pay	2.000%	06/16/2016	CAD$	1,000	$(2)
CME Group	EUR-EURIBOR-Act-6-Month	Pay	2.000	09/21/2016		200	6
CME Group	EUR-EURIBOR-Act-6-Month	Pay	2.000	03/21/2017		200	2
CME Group	EUR-EURIBOR-Act-6-Month	Pay	3.143	12/20/2040		1,300	(8)
CME Group	USD-LIBOR-BBA-Bloomberg 3-Month	Pay	1.000	06/20/2015		$2,000	(2)
CME Group	USD-LIBOR-BBA-Bloomberg 3-Month	Pay	1.500	06/20/2017		1,000	(6)
CME Group	USD-LIBOR-BBA-Bloomberg 3-Month	Pay	2.250	06/20/2022		4,400	(45)
CME Group	USD-LIBOR-BBA-Bloomberg 3-Month	Pay	2.750	06/20/2042		200	3

Interest Rate Swaps							$(52)

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Dow Jones CDX North America High Yield Index Series 15 5Y	Buy	5.000%	12/20/2015	4.655%	$(7)	$18	$388	$(25)
CME Group	Dow Jones CDX North America Investment Grade Index Series 15 5Y	Buy	1.000	12/20/2015	0.780	(5)	3	600	(8)
CME Group	Dow Jones CDX North America Investment Grade Index Series 16 5Y	Buy	1.000	06/20/2016	0.847	(3)	6	400	(9)
CME Group	Dow Jones CDX North America Investment Grade Index Series 18 5Y	Buy	1.000	06/20/2017	0.947	(1)	(1)	200	—

Credit Default Swaps									$(42)

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
UBS AG	AUD BANK BILL 6-Month	Pay	4.750%	12/14/2017	AUD$	300	$6
Barclays Bank plc	AUD-BBR-BBSW-Bloomberg 3-Month	Pay	5.500	06/15/2013		1,500	28
Barclays Bank plc	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.750	03/15/2018		300	5
UBS AG	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.750	12/15/2017		300	6
Bank of America, NA	Brazil Cetip Interbank Deposit	Pay	9.870	01/02/2015	R$	1,300	8
Bank of America, NA	Brazil Cetip Interbank Deposit	Pay	9.880	01/02/2015		2,800	18
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	12.510	01/02/2014		300	9
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	10.140	01/02/2015		1,700	15
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	12.200	01/02/2014		700	23
JP Morgan Chase Bank, N.A.	Brazil Cetip Interbank Deposit	Pay	9.980	01/02/2015		100	1
UBS AG	Brazil Cetip Interbank Deposit	Pay	9.930	01/02/2015		2,800	19
Deutsche Bank AG	EUR-EONIA-OIS-COMPUND-Bloomberg	Pay	0.370	03/20/2013		€7,300	3
Deutsche Bank AG	EUR-EONIA-OIS-COMPUND-Bloomberg	Receive	0.570	03/19/2014		7,300	(3)
Goldman Sachs Bank USA	EUR-EONIA-OIS-COMPUND-Bloomberg	Pay	0.350	03/20/2013		3,800	1
Goldman Sachs Bank USA	EUR-EONIA-OIS-COMPUND-Bloomberg	Receive	0.568	03/19/2014		3,800	(2)
Deutsche Bank AG	EUR-EURIBOR-Act-3-Month	Receive	0.805	03/20/2013		7,300	(6)
Deutsche Bank AG	EUR-EURIBOR-Act-3-Month	Pay	0.935	03/19/2014		7,300	5
Goldman Sachs Bank USA	EUR-EURIBOR-Act-3-Month	Receive	0.760	03/20/2013		3,800	(2)
Goldman Sachs Bank USA	EUR-EURIBOR-Act-3-Month	Pay	0.910	03/19/2014		3,800	2
Deutsche Bank AG	Federal Fund Effective Rate US	Receive	1.090	12/17/2014		$11,500	(17)
Goldman Sachs Bank USA	Federal Fund Effective Rate US	Pay	0.135	09/19/2012		11,500	(1)
BNP Paribas S.A.	JPY-LIBOR-BBA-Bloomberg-6-Month	Receive	2.000	12/21/2041		¥20,000	1
Deutsche Bank AG	JPY-LIBOR-BBA-Bloomberg-6-Month	Receive	1.000	12/21/2018		90,000	(25)
Deutsche Bank AG	JPY-LIBOR-BBA-Bloomberg-6-Month	Receive	2.000	12/21/2041		20,000	(1)
Barclays Bank plc	SEK-STIBOR-Bloomberg 3-Month	Pay	2.500	09/15/2016	kr	1,300	3
Goldman Sachs Bank USA	USD-LIBOR-BBA-Bloomberg 3-Month	Receive	0.641	09/19/2012		11,500	(5)
Deutsche Bank AG	USD-LIBOR-BBA-Bloomberg 3-Month	Pay	1.550	12/17/2014		11,500	18

Interest Rate Swaps							$109

22

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	iTraxx Europe Senior Financials Series 16 Version 1	Buy	1.000%	12/20/2016	2.499%	$16	$14	€200	$2
JP Morgan Chase Bank, N.A.	iTraxx Europe Senior Financials Series 16 Version 1	Buy	1.000	12/20/2016	2.499	24	16	300	8
Deutsche Bank AG	iTraxx Europe Senior Financials Series 17 Version 1	Buy	1.000	06/20/2017	2.418	8	5	100	3
Deutsche Bank AG	iTraxx Europe Series 17 Version 1	Buy	1.000	06/20/2017	1.406	7	3	300	4
UBS AG	iTraxx Europe Series 9 Version 1	Buy	0.250	06/20/2018	0.486	11	5	600	6
Bank of America, N.A.	iTraxx Japan Series 16 Version 1	Buy	1.000	12/20/2016	1.581	3	5	¥10,000	(2)
BNP Paribas S.A.	Alcoa Inc. Senior Bond 5.720% due 02/23/2019	Buy	1.000	06/20/2016	2.293	5	3	$100	2
Deutsche Bank AG	Arrow Electronics, Inc. Senior Bond 6.875% due 06/01/2018	Buy	1.000	03/20/2017	1.163	1	1	100	—
Deutsche Bank AG	BNP Paribas Senior Bond 4.250% due 01/16/2014	Buy	1.000	03/20/2017	2.345	8	5	€100	3
Goldman Sachs International	Carnival Corporation Senior Bond 6.650% due 01/15/2028	Buy	1.000	09/20/2016	1.170	1	1	$100	—
Bank of America, N.A.	Caterpillar Inc. Senior Bond 5.700% due 08/15/2016	Buy	1.000	09/20/2016	0.724	(1)	—	100	(1)
Goldman Sachs International	Markit CMBX North America Series AAA.3	Buy	0.080	12/13/2049	—	7	14	100	(7)
Goldman Sachs International	Markit CMBX North America Series AAA.4	Buy	0.350	02/17/2051	—	8	15	100	(7)
Bank of America, N.A.	Costco Wholesale Corporation Senior Bond 5.500% due 03/15/2017	Buy	1.000	03/20/2017	0.404	(3)	(3)	100	—
Bank of America, N.A.	Dow Jones CDX North America High Yield Index Series 15 5Y	Buy	5.000	12/20/2015	4.709	(1)	(3)	97	2
Bank of America, N.A.	Dow Jones CDX North America High Yield Index Series 17 5Y	Buy	5.000	12/20/2016	5.563	5	12	291	(7)
Barclays Bank plc	Dow Jones CDX North America High Yield Index Series 17 5Y	Buy	5.000	12/20/2016	5.563	6	53	388	(47)
BNP Paribas S.A.	Dow Jones CDX North America High Yield Index Series 17 5Y	Buy	5.000	12/20/2016	5.563	5	44	291	(39)
Goldman Sachs International	Dow Jones CDX North America High Yield Index Series 18 5Y	Buy	5.000	06/20/2017	5.799	19	35	700	(16)
Bank of America, N.A.	General Electric Capital Corporation Senior Bond 5.625% due 09/15/2017	Buy	1.000	09/20/2016	1.376	1	1	100	—
Bank of America, N.A.	Kingdom of Sweden Senior Bond 3.125% due 05/07/2014	Buy	0.250	09/20/2021	0.734	4	2	100	2
Bank of America, N.A.	Kingdom of Sweden Senior Bond 3.125% due 05/07/2014	Buy	0.250	09/20/2021	0.734	4	2	100	2
Bank of America, N.A.	Kohl’s Corporation Senior Bond 6.250% due 12/15/2017	Buy	1.000	06/20/2016	1.187	1	(1)	100	2
Bank of America, N.A.	Limited Brands, Inc. Senior Bond 6.900% due 07/15/2017	Buy	1.000	03/20/2017	1.767	3	4	100	(1)
Deutsche Bank AG	Limited Brands, Inc. Senior Bond 6.900% due 07/15/2017	Buy	1.000	03/20/2017	1.767	3	5	100	(2)

23

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America, N.A.	Macy’s, Inc. Senior Bond 7.450% due 07/15/2017	Buy	1.000%	03/20/2017	1.038%	$1	$3	$400	$(2)
Bank of America, N.A.	Marriott International, Inc.. Senior Bond 5.810% due 11/10/2015	Buy	1.000	09/20/2016	0.737	(1)	1	100	(2)
Bank of America, N.A.	Marriott International, Inc.. Senior Bond 5.810% due 11/10/2015	Buy	1.000	03/20/2017	0.822	(2)	(1)	200	(1)
Goldman Sachs International	Marriott International, Inc.. Senior Bond 5.810% due 11/10/2015	Buy	1.000	09/20/2016	0.737	(1)	3	100	(4)
UBS AG	Marriott International, Inc.. Senior Bond 5.810% due 11/10/2015	Buy	1.000	03/20/2017	0.822	(1)	(1)	100	—
Bank of America, N.A.	Nordstrom, Inc. Senior Bond 6.950% due 03/15/2028	Buy	1.000	09/20/2016	0.721	(1)	—	100	(1)
JP Morgan Chase Bank, N.A.	People’s Republic of China Senior Bond 4.750% due 10/29/2013	Sell	1.000	12/20/2016	1.032	—	(5)	100	5
BNP Paribas S.A.	Ryder System, Inc. Senior Bond 6.950% due 12/01/2025	Buy	1.000	09/20/2016	1.191	1	1	100	—
Bank of America, N.A.	Safeway Inc. Senior Bond 7.250% due 02/01/2031	Buy	1.000	12/20/2021	3.147	16	6	100	10
Deutsche Bank AG	Starwood Hotels & Resorts Worldwide, Inc. Senior Bond 6.750% due 05/15/2018	Buy	1.000	03/20/2017	1.134	1	1	100	—
Bank of America, N.A.	Target Corporation Senior Bond 5.375% due 05/01/2017	Buy	1.000	09/20/2016	0.401	(3)	(2)	100	(1)
Bank of America, N.A.	Target Corporation Senior Bond 5.375% due 05/01/2017	Buy	1.000	03/20/2017	0.444	(6)	(5)	200	(1)
Bank of America, N.A.	Target Corporation Senior Bond 5.375% due 05/01/2017	Buy	1.000	03/20/2017	0.444	(3)	(3)	100	—
JP Morgan Chase Bank, N.A.	Target Corporation Senior Bond 5.375% due 05/01/2017	Buy	1.000	09/20/2016	0.401	(3)	(3)	100	—
Goldman Sachs International	The Home Depot, Inc. Senior Bond 5.875% due 12/16/2036	Buy	1.000	12/20/2016	0.431	(3)	(2)	100	(1)
Bank of America, N.A.	The Kroger Co. Senior Bond 6.150% due 01/15/2020	Buy	1.000	12/20/2016	0.786	(1)	—	100	(1)
Barclays Bank plc	The Williams Companies, Inc. Senior Bond 7.500% due 01/15/2031	Buy	1.000	09/20/2016	1.238	1	3	100	(2)
Bank of America, N.A.	Wal-Mart Stores, Inc. Senior Bond 5.875% due 04/05/2027	Buy	1.000	06/20/2017	0.473	(3)	(3)	100	—
Bank of America, N.A.	Wal-Mart Stores, Inc. Senior Bond 5.875% due 04/05/2027	Buy	1.000	06/20/2021	0.675	(3)	(2)	100	(1)
Bank of America, N.A.	Wells Fargo & Company Senior Bond 0.666% due 10/28/2015	Buy	1.000	12/20/2016	0.805	(2)	4	200	(6)
Deutsche Bank AG	Wells Fargo & Company Senior Bond 0.666% due 10/28/2015	Buy	1.000	09/20/2016	0.771	(1)	1	100	(2)
Deutsche Bank AG	Wells Fargo & Company Senior Bond 0.666% due 10/28/2015	Buy	1.000	12/20/2016	0.805	(2)	5	200	(7)

Credit Default Swaps									$(110)

Total Swaps									$(95)

24

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT APRIL 30, 2012

Description	Number of Shares/Contracts	Strike Price/Rate	Expiration Date	Value (000s)
Credit Default Option 2 year (Put)	(300,000)	2.00%	06/20/2012	$(1)
Credit Default Option 2 year (Put)	(400,000)	2.00	12/19/2012	—
Credit Default Option 5 year (Call)	(1,000,000)	0.90	09/19/2012	(4)
Credit Default Option 5 year (Call)	(300,000)	1.00	06/20/2012	(2)
Credit Default Option 5 year (Call)	(400,000)	1.00	12/19/2012	(2)
Interest Rate Swap Option 5 year (Call)	(1,400,000)	1.40	03/18/2013	(14)
Interest Rate Swap Option 5 year (Put)	(1,400,000)	1.40	03/18/2013	(19)
Interest Rate Swap Option 5 year (Put)	(400,000)	2.80	11/05/2012	—
Interest Rate Swap Option 10 year (Call)	(300,000)	3.00	03/11/2013	(24)
Interest Rate Swap Option 10 year (Put)	(700,000)	3.15	09/24/2012	(1)

Written options outstanding, at value (premiums received of $67)				$(67)

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2012

Par Value (000s)	Security	Value (000s)
$(4,500)	Federal National Mortgage Association TBA	$(4,771)
(101)	U.S. Treasury Inflation Indexed Bonds	(112)
(2,600)	U.S. Treasury Bonds	(2,835)

	Fixed Income Investments Sold Short, at value (proceeds $7,688)	$(7,718)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$2,497	$—	$2,497
Bank Loan Obligations	—	417	—	417
Collateralized Mortgage Obligations	—	3,056	—	3,056
Convertible Bonds	—	669	—	669
Convertible Preferred Stocks	5	—	—	5
Corporate Bond & Notes	—	3,694	—	3,694
Foreign Government Obligations	—	3,041	—	3,041
Mortgage Pass-Through	—	8,014	—	8,014
Municipal Bonds	—	660	—	660
Purchased Options	—	58	—	58
U.S. Government Agencies	—	101	—	101
U.S. Government Obligations	—	12,434	—	12,434
Short-Term Investments
Repurchase Agreements	—	763	—	763
U.S. Treasury Bills	—	270	—	270

Total Investments in Securities	$5	$35,674	$—	$35,679

Liability Category
Fixed Income Investments Sold Short	$—	$(7,718)	$—	$(7,718)

Investments in Other Financial Instruments
Forward Currency Contracts	—	(101)	—	(101)
Futures Contracts	(38)	—	—	(38)
Options-Written	—	(67)	—	(67)
Swap Agreements	—	(95)	—	(95)

Total Investments in Other Financial Instruments	$(38)	$(263)	$—	$(301)

Total Investments	$(33)	$27,693	$—	$27,660

The following is a reconciliation of the Fund’s Level 3 investments during the period ended April 30, 2012.

Valuation Description	Beginning Balance at 11/01/2011 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/ (Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2012 (000s)
Purchased Options	$23	$—	$21	$—	$(3)	$1	$—	$—	$—

25

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

There were no significant transfers between levels 1 and 2 during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Step coupon security.

2	Floating rate security. The stated rate represents the rate in effect at April 30, 2012.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2012, these securities were valued at $3,365 or 12% of net assets.

4	Variable rate security. The stated rate represents the rate in effect at April 30, 2012.

5	MTN after the name of a security stands for Medium Term Note.

6	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

7	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2012. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 of the accompanying Notes to Financial Statements).

8	Inflation-protected securities (IPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

9	At April 30, 2012, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate market value of $3,810 or 14% of net assets.

10	Maturity date represents next callable date.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identifìed as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profìt) for the credit derivative should the notional amount of the swap agreement been closed/ sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

e	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defìned under the terms of that particular swap agreement.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro Currency.

¥	Japanese Yen.

MEX$	Mexican Peso.

kr	Swedish Krona.

The accompanying notes are an integral part of the Financial Statements.

26

Harbor Flexible Capital Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGER

A. Douglas Rao

Since 2011

Marsico has subadvised the Fund since its inception in 2011.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE
CHARACTERISTICS
Equity securities and other investments selected primarily for their long-term growth potential

A. Douglas Rao

Management’s Discussion of

Fund Performance

MARKET REVIEW

U.S. equities were resurgent during the six months ended April 30, 2012, propelled in large part by a sense that substantive progress was being made towards containing Europe’s sovereign debt problem and that the risk of its precipitating a global financial crisis had diminished. The S&P 500 Index posted a return of 12.77%.

Europe’s calming effect on equity markets was notable, as volatility measures declined markedly and cross-stock correlations eased from record-high levels that persisted throughout 2011. The more sanguine perspective about Europe also seemed to serve, at least temporarily, as a catalyst for investors to re-calibrate their attention to other positive macro-related factors such as a brightening global economic growth backdrop, stimulative policy actions undertaken by central banks throughout the world, improved consumer and business confidence, and resilient corporate profit reports.

In the U.S., a number of important economic data points—including employment, housing starts, manufacturing, vehicle production and sales, consumer discretionary spending, consumer and business confidence, credit expansion, and small business formation—suggested a recovery that increasingly was finding its footing and gaining strength. The remarkable decline in natural gas prices was another contributor to the economy’s revival.

All 10 sectors of the S&P 500 Index registered positive returns, though the results were wide-ranging. Consumer Discretionary was the strongest-performing sector of the benchmark index with a return of 18%. Information Technology and Financials each rose 16%. Energy and Utilities were the weakest-performing sectors with gains of just 4% and 5%, respectively.

PERFORMANCE

Harbor Flexible Capital Fund outperformed its benchmark index. The Fund returned 14.40% (Institutional Class), 14.29% (Administrative Class), and 14.20% (Investor Class) for the six months ended April 30, 2012, compared with the S&P 500 Index return of 12.77%.

The Fund’s performance benefited primarily from strong stock selection in the Information Technology sector. SolarWinds, a developer of network management tools, surged 63%. Apple gained 44% and was another meaningful contributor to performance.

Stock selection in the Energy and Materials sectors also bolstered performance. Natural gas producer Targa Resources and chemical materials manufacturer LyondellBasell Industries each rose sharply.

Several other individual holdings, spanning a variety of industries, contributed positively. These included discount retailer TJX Companies and Financials holdings U.S. Bancorp and Capital One.

The Fund benefited from overweighted allocations to Consumer Discretionary and Financials stocks, as these were strong-performing areas within the benchmark index. Underweighted allocations to the weak-performing Utilities and Energy sectors also enhanced performance results.

27

Harbor Flexible Capital Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Apple Inc.	6.8%
TJX Cos. Inc.	3.6%
Lowe’s Cos. Inc.	3.2%
SolarWinds Inc.	3.2%
AutoZone Inc.	3.0%
Capital One Financial Corporation	3.0%
British Sky Broadcasting Group plc	2.9%
Express Scripts Holding Co.	2.7%
U.S. Bancorp.	2.7%
El Paso Corp.	2.6%

The main detractor from the Fund’s performance was stock selection in the Consumer Discretionary sector. Deckers Outdoor, the manufacturer of UGG and Teva-brand shoes, slid -55%. Home Inns & Hotels Management and HomeAway each posted negative returns and detracted significantly from performance. Both positions were sold from the portfolio.

In the Consumer Staples sector, Green Mountain Coffee Roasters dropped sharply and was sold from the Fund. The company was buffeted by questions as to whether it would be capable of sustaining its very strong growth rate.

The Fund’s Industrials positions posted a collective return of 7%. Though the return was strong on an absolute basis, it trailed the 13% gain of the benchmark’s Industrials sector.

Cash and cash equivalents averaged more than 9% of the Fund’s net assets during the latest six months. The elevated cash position and a modest allocation to fixed income securities had a dampening effect to some degree on performance results during a time of generally stronger equity returns.

OUTLOOK AND STRATEGY

The Fund’s primary economic sector allocations included Consumer Discretionary, Information Technology, and Financials; it had no exposure to Utilities. The largest overweight relative to the index was the Consumer Discretionary sector. The largest underweights were in Consumer Staples and Industrials. During the fiscal first half, our strategy emphasized investments in equity securities of U.S. and foreign companies that we considered to be attractively valued. The Fund also held a few investments in fixed income and preferred securities that we believed offered equity-like return potential.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities held by the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

28

Harbor Flexible Capital Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2033

Cusip	411512783

Ticker	HAFLX

Inception Date	03/01/2011

Net Expense Ratio	1.00%[a,b]

Total Net Assets (000s)	$18,973

ADMINISTRATIVE CLASS

Fund #	2233

Cusip	411512775

Ticker	HRFLX

Inception Date	03/01/2011

Net Expense Ratio	1.25%[a,b]

Total Net Assets (000s)	$271

INVESTOR CLASS

Fund #	2433

Cusip	411512767

Ticker	HIFLX

Inception Date	03/01/2011

Net Expense Ratio	1.37%[a,b]

Total Net Assets (000s)	$433

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	8		1

Weighted Average Market Cap (MM)	$72,191		$109,362

Price/Earning Ratio (P/E)	22.1x		17.4x

Price/Book Ratio (P/B)	4.2x		3.1x

Beta vs. S&P 500 Index	0.80		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	51%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2013.

c	Unannualized.

29

Harbor Flexible Capital Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2011 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Flexible Capital Fund
Institutional Class	14.40%	3.70%	N/A	7.30%	03/01/2011	$54,284
Comparative Index
S&P 500	12.77%	4.76%	N/A	6.74%	—	$53,950

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 03/01/2011 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Flexible Capital Fund
Administrative Class	14.29%	3.47%	N/A	7.01%	03/01/2011	$10,823
Investor Class	14.20%	3.39%	N/A	6.94%	03/01/2011	$10,815
Comparative Index
S&P 500	12.77%	4.76%	N/A	6.74%	—	$10,790

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 2.91% (Gross) (Institutional Class); 1.25% (Net) and 3.16% (Gross) (Administrative Class); and 1.37% (Net) and 3.28% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. As the Fund commenced operations on March 1, 2011, the gross expense ratios shown in the prospectus were based on estimated amounts for the fiscal year.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

b	Unannualized.

30

Harbor Flexible Capital Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of 12.6%)

COMMON STOCKS—82.6%
Shares		Value (000s)

AEROSPACE & DEFENSE—1.4%
2,227	TransDigm Group Inc. (US)*	$281

AUTOMOBILES—0.6%
3,331	Tesla Motors Inc. (US)*	110

CAPITAL MARKETS—3.6%
19,727	Charles Schwab Corp. (US)	282
1,817	Goldman Sachs Group Inc. (US)	209
5,675	Greenhill & Co. Inc. (US)	221

		712

CHEMICALS—1.0%
4,792	LyondellBasell Industries NV (US)	200

COMMERCIAL BANKS—3.2%
10,737	First Horizon National Corporation (US)	$99
16,818	U.S. Bancorp. (US)	541

		640

COMMUNICATIONS EQUIPMENT—2.2%
6,783	Qualcomm Inc. (US)	433

COMPUTERS & PERIPHERALS—6.8%
2,284	Apple Inc. (US)	1,334

CONSUMER FINANCE—3.0%
10,497	Capital One Financial Corporation (US)	582

DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
3,215	Ziggo NV (NET)	101

ELECTRICAL EQUIPMENT—2.5%
15,228	Sensata Technologies Holding NV (US)*	484

ENERGY EQUIPMENT & SERVICES—2.0%
11,562	Halliburton Co. (US)	396

FOOD & STAPLES RETAILING—0.2%
4,300	Raia Drogasil SA (BR)	46

HEALTH CARE EQUIPMENT & SUPPLIES—1.5%
4,595	Varian Medical Systems Inc. (US)*	291

HEALTH CARE PROVIDERS & SERVICES—3.5%
9,481	Express Scripts Holding Co. (US)*	529
30,300	Odontoprev SA (BR)	162

		691

INSURANCE—3.6%
92,200	AIA Group Ltd. (HK)	327
17,593	Progressive Corp. (US)	375

		702

INTERNET & CATALOG RETAIL—2.2%
656	Amazon.com Inc. (US)*	152
15,299	Liberty Interactive Corporation (US)*	288

		440

INTERNET SOFTWARE & SERVICES—4.0%
1,979	Baidu Inc. ADR (CHN)1*	263
10,181	Bankrate Inc. (US)*	238
316	Google Inc. (US)*	191
4,018	Youku.com Inc. ADR (CHN)1*	97

		789

IT SERVICES—4.3%
7,661	Accenture plc (IE)	498
2,784	VISA Inc. (US)	342

		840

MACHINERY—2.2%
5,889	Stanley Black & Decker Inc. (US)	431

MEDIA—6.0%
51,221	British Sky Broadcasting Group plc (UK)	564
5,218	Liberty Global Inc. (US)*	260
7,817	Viacom Inc. (US)	362

		1,186

OIL, GAS & CONSUMABLE FUELS—6.2%
3,140	Concho Resources Inc. (US)*	337
17,439	El Paso Corp. (US)	517
7,612	Targa Resources Corp. (US)	366

		1,220

31

Harbor Flexible Capital Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
Shares		Value (000s)
PHARMACEUTICALS—3.5%
6,419	Abbott Laboratories (US)	$398
3,049	Allergan Inc. (US)	293

		691

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.2%
64,000	Hang Lung Properties Ltd. (HK)	236

SOFTWARE—3.7%
8,200	Proofpoint Inc. (US)*	108
13,242	SolarWinds Inc. (US)*	621

		729

SPECIALTY RETAIL—9.8%
1,506	AutoZone Inc. (US)*	597
19,648	Lowe’s Cos. Inc. (US)	618
17,006	TJX Cos. Inc. (US)	709

		1,924

TEXTILES, APPAREL & LUXURY GOODS—3.9%
4,396	Adidas AG (GER)	367
3,087	Deckers Outdoor Corp. (US)*	157
2,766	PVH Corp. (US)	246

		770

TOTAL COMMON STOCKS (Cost $13,933)		16,259

CORPORATE BONDS & NOTES—3.8%
Principal Amount (000s)
AEROSPACE & DEFENSE—0.7%
$115,000	TransDigm Inc. (US)	126

COMMERCIAL SERVICES & SUPPLIES—0.6%
120,000	ARAMARK Corporation (US)	123

HOTELS, RESTAURANTS & LEISURE—1.2%
$216,000	The Wendy’s Company (US)	$236

MEDIA—0.2%
39,000	Nielsen Finance LLC (US)	43

WIRELESS TELECOMMUNICATION SERVICES—1.1%
199,000	Crown Castle International Corp. (US)	219

TOTAL CORPORATE BONDS & NOTES (Cost $714)		747

PREFERRED STOCKS—1.0%
(Cost $171)
Shares
COMMERCIAL BANKS—1.0%
6,847	First Niagara Financial Group Inc. (US)[2,3] 8.625%—02/15/2017	194

SHORT-TERM INVESTMENTS—14.1%
(Cost $2,780)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$2,780	Repurchase Agreement with State Street Corporation dated April 30, 2012 due May 01, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $2,839)	2,780

TOTAL INVESTMENTS—101.5% (Cost $17,598)		19,980

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.5)%		(303)

TOTAL NET ASSETS—100.0%		$19,677

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Aerospace & Defense	$281	$—	$—	$281
Automobiles	110	—	—	110
Capital Markets	712	—	—	712
Chemicals	200	—	—	200
Commercial Banks	640	—	—	640
Communications Equipment	433	—	—	433
Computers & Peripherals	1,334	—	—	1,334
Consumer Finance	582	—	—	582
Diversified Telecommunication Services	—	101	—	101
Electrical Equipment	484	—	—	484
Energy Equipment & Services	396	—	—	396
Food & Staples Retailing	—	46	—	46
Health Care Equipment & Supplies	291	—	—	291
Health Care Providers & Services	691	—	—	691
Insurance	375	327	—	702
Internet & Catalog Retail	440	—	—	440
Internet Software & Services	789	—	—	789

32

Harbor Flexible Capital Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
IT Services	$840	$—	$—	$840
Machinery	431	—	—	431
Media	622	564	—	1,186
Oil, Gas & Consumable Fuels	1,220	—	—	1,220
Pharmaceuticals	691	—	—	691
Real Estate Management & Development	—	236	—	236
Software	729	—	—	729
Specialty Retail	1,924	—	—	1,924
Textiles, Apparel & Luxury Goods	403	367	—	770
Corporate Bonds & Notes
Aerospace & Defense	—	126	—	126
Commercial Services & Supplies	—	123	—	123
Hotels, Restaurants & Leisure	—	236	—	236
Media	—	43	—	43
Wireless Telecommunication Services	—	219	—	219
Preferred Stocks
Commercial Banks	194	—	—	194
Short-Term Investments
Repurchase Agreements	—	2,780	—	2,780

Total Investments in Securities	$14,812	$5,168	$—	$19,980

There were no material Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	Variable rate security. The stated rate represents the rate in effect at April 30, 2012.

3	The maturity date represents the next callable date.

BR	Brazil.

CHN	China.

GER	Germany.

HK	Hong Kong.

IE	Ireland.

NET	Netherlands.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

33

Harbor Strategic Markets Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2012 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund	Harbor Flexible Capital Fund
ASSETS
Investments, at identified cost*	$447,314	$35,244	$17,598
Investments, at value	$454,050	$34,916	$17,200
Repurchase agreements	1,462	763	2,780
Cash-restricted	—	32	—
Cash	449	3	—
Foreign currency, at value (cost: $96; $40; $2)	96	42	2
Receivables for:
Investments sold	7,316	8,709	—
Capital shares sold	749	30	31
Dividends	—	—	25
Interest	1,426	187	20
Swap premiums paid	492	213	—
Unrealized appreciation on swap agreements	4,410	222	—
Unrealized appreciation on forward currency contracts	127	40	—
Variation margin on futures contracts	7	—	—
Withholding tax reclaim	—	—	1
Prepaid registration fees	—	17	22
Prepaid fund insurance	1	—	—
Other assets	39	19	13
Total Assets	470,624	45,193	20,094
LIABILITIES
Payables for:
Due to broker	2,702	—	—
Investments purchased	118,048	9,759	391
Capital shares reacquired	209	16	2
Interest on investments sold short	5	16	—
Investments sold short, at value (proceeds: $653; $7,688; $0)	658	7,718	—
Written options, at value (premium received: $918; $67; $0)	711	67	—
Unrealized depreciation on swap agreements	274	223	—
Unrealized depreciation on open forward currency contracts	722	141	—
Variation margin on swap agreements	16	14	—
Variation margin on futures contracts	18	2	—
Accrued expenses:
Management fees	234	19	13
Transfer agent fees	15	1	1
Trustees’ fees and expenses	2	—	—
Other	77	12	10
Total Liabilities	123,691	17,988	417
NET ASSETS	$346,933	$27,205	$19,677
Net Assets Consist of:
Paid-in capital	$354,129	$27,137	$18,026
Undistributed/(accumulated) net investment income/(loss)	187	556	34
Accumulated net realized gain/(loss)	(19,218)	(590)	(764)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	8,204	335	2,381
Unrealized appreciation/(depreciation) of other financial instruments	3,631	(233)	—
	$346,933	$27,205	$19,677
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$344,914	$26,527	$18,973
Shares of beneficial interest[2]	48,264	2,596	1,756
Net asset value per share[1]	$7.15	$10.22	$10.80
Administrative Class
Net assets	$2,019	$678	$271
Shares of beneficial interest[2]	283	67	25
Net asset value per share[1]	$7.13	$10.20	$10.79
Investor Class
Net assets	N/A	N/A	$433
Shares of beneficial interest[2]	N/A	N/A	41
Net asset value per share[1]	N/A	N/A	$10.79

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Strategic Markets Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2012 (Unaudited)

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund	Harbor Flexible Capital Fund
Investment Income
Interest	$2,132	$437	$27
Dividends	—	—	123
Foreign taxes withheld	—	—	(5)
Total Investment Income	2,132	437	145
Operating Expenses
Management fees	1,339	115	68
12b-1 fees:
Administrative Class	2	1	—
Investor Class	N/A	N/A	1
Shareholder communications	16	1	—
Custodian fees	72	50	26
Transfer agent fees:
Institutional Class	93	8	5
Administrative Class	—	—	—
Investor Class	N/A	N/A	—
Professional fees	5	—	—
Trustees’ fees and expenses	2	—	—
Registration fees	40	16	21
Miscellaneous	2	1	1
Total expenses	1,571	192	122
Transfer agent fees waived	(8)	(1)	(1)
Other expenses reimbursed	(98)	(49)	(41)
Net expenses	1,465	142	80
Net Investment Income/(Loss)	667	295	65
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	4,957	167	356
Foreign currency transactions	1,451	(37)	—
Investments sold short	—	(21)	—
Swap agreements	(24,078)	(1)	—
Futures contracts	402	(66)	—
Written options	311	68	—
Change in net unrealized appreciation/(depreciation) on:
Investments	4,351	336	1,771
Forward currency contracts	(422)	142	—
Investments sold short	(5)	(10)	—
Swap agreements	6,691	(139)	—
Futures contracts	(362)	(34)	—
Written options	(24)	(3)	—
Translations of assets and liabilities in foreign currencies	(1)	1	—
Net gain/(loss) on investment transactions	(6,729)	403	2,127
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(6,062)	$698	$2,192

The accompanying notes are an integral part of the Financial Statements.

35

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund		Harbor Flexible Capital Fund
	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	March 1, 2011[a] through October 31, 2011
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$667	$4,515	$295	$337	$65	$43
Net realized gain/(loss) on investments	(16,957)	1,515	110	(29)	356	(1,123)
Net unrealized appreciation/(depreciation) of investments	10,228	(4,187)	293	(344)	1,771	610
Net increase/(decrease) in assets resulting from operations	(6,062)	1,843	698	(36)	2,192	(470)
Distributions to Shareholders
Net investment income:
Institutional Class	(3,148)	(14,516)	(382)	(140)	(69)	—
Administrative Class	(10)	(31)	(13)	(6)	(1)	—
Investor Class	N/A	N/A	N/A	N/A	(1)	—
Net realized gain on investments:
Institutional Class	(10,457)	(3,996)	(207)	—	—	—
Administrative Class	(36)	(9)	(7)	—	—	—
Total distributions to shareholders	(13,651)	(18,552)	(609)	(146)	(71)	—
Net Increase/(Decrease) Derived from Capital Share Transactions	64,036	168,379	250	21,209	4,433	13,593
Net increase/(decrease) in net assets	44,323	151,670	339	21,027	6,554	13,123
Net Assets
Beginning of period	302,610	150,940	26,866	5,839	13,123	—
End of period*	$346,933	$302,610	$27,205	$26,866	$19,677	$13,123
* Includes undistributed/(accumulated) net investment income/(loss) of :	$187	$2,678	$556	$656	$34	$40

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

36

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund		Harbor Flexible Capital Fund
	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	March 1, 2011[a] through October 31, 2011
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$93,841	$211,487	$5,772	$25,993	$5,547	$13,496
Net proceeds from redemption fees	20	37	—	—	—	—
Reinvested distributions	12,878	17,419	559	132	64	—
Cost of shares reacquired	(43,660)	(61,379)	(5,819)	(5,704)	(1,186)	(549)
Net increase/(decrease) in net assets	$63,079	$167,564	$512	$20,421	$4,425	$12,947
Administrative Class
Net proceeds from sale of shares	$1,067	$936	$—	$1,423	$—	$250
Net proceeds from redemption fees	—	—	—	—	—	—
Reinvested distributions	42	40	20	6	1	—
Cost of shares reacquired	(152)	(161)	(282)	(641)	—	—
Net increase/(decrease) in net assets	$957	$815	$(262)	$788	$1	$250
Investor Class
Net proceeds from sale of shares	Not Applicable	Not Applicable	Not Applicable	Not Applicable	$34	$411
Net proceeds from redemption fees					—	—
Reinvested distributions					1	—
Cost of shares reacquired					(28)	(15)
Net increase/(decrease) in net assets					$7	$396
SHARES
Institutional Class:
Shares sold	13,121	26,077	571	2,542	547	1,376
Shares issued due to reinvestment of distributions	1,922	2,317	56	13	7	—
Shares reacquired	(6,118)	(7,711)	(577)	(558)	(116)	(58)
Net increase/(decrease) in shares outstanding	8,925	20,683	50	1,997	438	1,318
Beginning of period	39,339	18,656	2,546	549	1,318	—
End of period	48,264	39,339	2,596	2,546	1,756	1,318
Administrative Class
Shares sold	150	115	—	139	—	25
Shares issued due to reinvestment of distributions	6	5	2	1	—	—
Shares reacquired	(21)	(20)	(28)	(63)	—	—
Net increase/(decrease) in shares outstanding	135	100	(26)	77	—	25
Beginning of period	148	48	93	16	25	—
End of period	283	148	67	93	25	25
Investor Class	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Shares sold					4	41
Shares reacquired					(3)	(1)
Net increase/(decrease) in shares outstanding	Not Applicable	Not Applicable	Not Applicable	Not Applicable	1	40
Beginning of period					40	—
End of period					41	40

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

37

Harbor Strategic Markets Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31
			2011		2010	2009		2008[e]
	(Unaudited)
Net asset value beginning of period	$7.66		$8.07		$7.28	$6.30		$10.00
Income from Investment Operations
Net investment income/(loss)	0.01	[a]	0.02	[a]	(0.02)[a]	0.06	[a]	0.02	[a]
Net realized and unrealized gains/(losses) on investments	(0.18)		0.41		1.46	0.97		(3.69)
Total from investment operations	(0.17)		0.43		1.44	1.03		(3.67)
Less Distributions
Dividends from net investment income	(0.08)		(0.65)		(0.64)	(0.05)		(0.04)
Distributions from net realized capital gains[1]	(0.26)		(0.19)		(0.01)	—		—
Total distributions	(0.34)		(0.84)		(0.65)	(0.05)		(0.03)
Proceeds from redemption fees	—	[f]	—	[f]	— [f]	—	[f]	—	[f]
Net asset value end of period	7.15		7.66		8.07	7.28		6.30
Net assets end of period (000s)	$344,914		$301,478		$150,555	$70,498		$2,047
Ratios and Supplemental Data (%)
Total return	(1.92)%[b,d]		5.56%[b]		21.29%[b]	16.55%[b]		(36.82)%[b,d]
Ratio of total expenses to average net assets[2]	1.01	[c]	1.05		1.15	1.30		29.89	[c]
Ratio of net expenses to average net assets	0.94	[a,c]	0.94	[a]	0.94 [a]	0.94	[a]	0.94	[a,c]
Ratio of net investment income to average net assets	0.43	[a,c]	1.79	[a]	1.11 [a]	2.72	[a]	1.56	[a,c]
Portfolio turnover	261	[d]	581		390	515		295	[d]

HARBOR UNCONSTRAINED BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31
			2011	2010[g]
	(Unaudited)
Net asset value beginning of period	$10.18		$10.35	$10.00
Income from Investment Operations
Net investment income/(loss)	0.11	[a]	0.14 [a]	0.10	[a]
Net realized and unrealized gains/(losses) on investments	0.16		(0.22)	0.33
Total from investment operations	0.27		(0.08)	0.43
Less Distributions
Dividends from net investment income	(0.15)		(0.09)	(0.08)
Distributions from net realized capital gains[1]	(0.08)		—	—
Total distributions	(0.23)		(0.09)	(0.08)
Net asset value end of period	10.22		10.18	10.35
Net assets end of period (000s)	$26,527		$25,922	$5,676
Ratios and Supplemental Data (%)
Total return	2.68%[b,d]		(0.74)%[b]	4.32%[b,d]
Ratio of total expenses to average net assets[2]	1.42	[c]	1.59	5.62	[c]
Ratio of net expenses to average net assets	1.05	[a,c]	1.05 [a]	1.05	[a,c]
Ratio of net investment income to average net assets	2.20	[a,c]	1.86 [a]	1.95	[a,c]
Portfolio turnover	511	[d]	1,067	954	[d]

See page 41 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

38

Administrative Class
6-Month Period Ended April 30, 2012	Year Ended October 31
	2011	2010	2009		2008[e]
(Unaudited)
$7.65	$8.06	$7.26	$6.30		$10.00

(0.04)[a]	(0.18)[a]	(0.21)[a]	0.03	[a]	0.01	[a]
(0.15)	0.59	1.64	0.97		(3.69)
(0.19)	0.41	1.43	1.00		(3.68)

(0.07)	(0.63)	(0.62)	(0.04)		(0.02)
(0.26)	(0.19)	(0.01)	—		—
(0.33)	(0.82)	(0.63)	(0.04)		(0.02)
—	—	— [f]	—	[f]	—	[f]
7.13	7.65	8.06	7.26		6.30
$2,019	$1,132	$385	$235		$95

(2.12)%[b,d]	5.31%[b]	21.13%[b]	16.02%[b]		(36.83)%[b,d]
1.26 [c]	1.31	1.40	2.03		30.36	[c]
1.19 [a,c]	1.19 [a]	1.19 [a]	1.19	[a]	1.19	[a,c]
0.24 [a,c]	1.59 [a]	0.87 [a]	1.10	[a]	1.02	[a,c]
261 [d]	581	390	515		295	[d]

Administrative Class
6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010[g]
(Unaudited)
$10.17		$10.34	$10.00

0.16	[a,i]	0.14 [a]	0.10	[a]
0.09		(0.24)	0.31
0.25		(0.10)	0.41

(0.14)		(0.07)	(0.07)
(0.08)		—	—
(0.22)		(0.07)	(0.07)
10.20		10.17	10.34
$678		$944	$163

2.51%[b,d]		(0.93)%[b]	4.09%[b,d]
1.67	[c]	1.85	5.86	[c]
1.30	[a,c]	1.30 [a]	1.30	[a,c]
1.94	[a,c]	1.58 [a]	1.64	[a,c]
511	[d]	1,067	954	[d]

39

Harbor Strategic Markets Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR FLEXIBLE CAPITAL FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31 2011[h]

	(Unaudited)
Net asset value beginning of period	$9.49		$10.00
Income from Investment Operations
Net investment income/(loss)	0.04	[a]	0.03	[a]
Net realized and unrealized gains/(losses) on investments	1.32		(0.54)
Total from investment operations	1.36		(0.51)
Less Distributions
Dividends from net investment income	(0.05)		—
Total distributions	(0.05)		—
Net asset value end of period	10.80		9.49
Net assets end of period (000s)	$18,973		$12,511
Ratios and Supplemental Data (%)
Total return	14.40%[b,d]		(5.10)%[b,d]
Ratio of total expenses to average net assets[2]	1.52	[c]	2.91	[c]
Ratio of net expenses to average net assets	1.00	[a,c]	1.00	[a,c]
Ratio of net investment income to average net assets	0.83	[a,c]	0.72	[a,c]
Portfolio turnover	51	[d]	138	[d]

See page 41 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

40

Administrative Class				Investor Class
6-Month Period Ended April 30, 2012		Year Ended October 31 2011[h]		6-Month Period Ended April 30, 2012		Year Ended October 31 2011[h]
(Unaudited)				(Unaudited)
$9.47		$10.00		$9.47		$10.00

0.03	[a]	0.03	[a]	0.02	[a]	0.02	[a]
1.32		(0.56)		1.32		(0.55)
1.35		(0.53)		1.34		(0.53)

(0.03)		—		(0.02)		—
(0.03)		—		(0.02)		—
10.79		9.47		10.79		9.47
$271		$237		$433		$375

14.29%[b,d]		(5.30)%[b,d]		14.20%[b,d]		(5.30)%[b,d]
1.78	[c]	3.16	[c]	1.90	[c]	3.28	[c]
1.25	[a,c]	1.25	[a,c]	1.37	[a,c]	1.37	[a,c]
0.60	[a,c]	0.51	[a,c]	0.48	[a,c]	0.39	[a,c]
51	[d]	138	[d]	51	[d]	138	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 of the accompanying Notes to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period September 2, 2008 (inception) through October 31, 2008.

f	Less than $0.01.

g	For the period April 1, 2010 (inception) through October 31, 2010.

h	For the period March 1, 2011 (inception) through October 31, 2011.

i	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.

41

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2012 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios. The portfolios covered by this report include: Harbor Commodity Real Return Strategy Fund, Harbor Unconstrained Bond Fund and Harbor Flexible Capital Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service “IRS”; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts and options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible preferred securities other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in

42

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. Securities valued using fair value pricing procedures that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs,

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(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, level transfer activity, and a Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Loan Participations and Assignments

Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund invested in mortgage- or other asset-backed securities. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

During the period, each Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie

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Harbor Strategic Markets Funds

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(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Forward Commitments and When-Issued Securities

During the period, Harbor Unconstrained Bond Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally take place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, such Fund will maintain in a segregated account with the Fund’s custodian, or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with a Fund’s custodian, or set aside on a Fund’s records, while the commitment is outstanding.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities

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Harbor Strategic Markets Funds

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(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

such that if a Fund is permitted to only purchase securities that are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Short Sales

During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account or set aside in the Fund’s records. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund used futures contracts to gain exposure to the fixed income or commodity asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values or commodity prices. Additionally during the period, Harbor Flexible Capital Fund purchased option contracts to manage its exposure to the equity markets. Call options tend to increase a Fund’s exposure

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Harbor Strategic Markets Funds

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(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the fair value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement with the Fund and the counterparty, and the posting of collateral by the counterparty.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings and the amount of interest income earned.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at April 30, 2012 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund is $6,700 and $100, respectively.

Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the period, Harbor Commodity Real Return Strategy Fund used total return swap agreements to gain or mitigate exposure to underlying reference assets, securities, or indices.

Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.

Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the period, Harbor Commodity Real Return Strategy Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities.

When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, a Fund receives the payoff amount when the final market price is greater than the strike price, and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, a Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Basis for Consolidation for the Harbor Commodity Real Return Strategy Fund

Harbor Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for Harbor Commodity Real Return Strategy Fund in order to gain exposure to certain asset classes consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, Harbor Commodity Real Return Strategy Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2012, the Subsidiary represented approximately $65,150 or approximately 19% of the net assets of Harbor Commodity Real Return Strategy Fund.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

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Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2008-2010 for Harbor Commodity Real Return Strategy Fund and October 31, 2010 for Harbor Unconstrained Bond Fund), including positions expected to be taken upon filing the 2011 tax return for each Fund and has concluded that no provision for income tax is required in any Fund’s financial statements.

Treatment of Income from Offshore Subsidiary for Harbor Commodity Real Return Strategy Fund

Direct investment by a mutual fund in certain commodity-linked securities and derivative instruments is limited under Subchapter M of the Internal Revenue Code by the requirement that a mutual fund receive no more than ten percent (10%) of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company. The Harbor Commodity Real Return Strategy Fund seeks to gain exposure indirectly to commodity markets by investing in the Subsidiary, which may invest without limitation in commodity-linked securities and derivative instruments. The IRS has issued private letter rulings to other taxpayers concluding that income produced by certain types of commodity-linked notes or a fund’s investment in a controlled foreign corporation (such as the Subsidiary) will constitute qualifying income. The tax treatment of commodity-related derivative instruments may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Harbor Commodity Real Return Strategy Fund’s taxable income and distributions. In late July 2011, the IRS indicated that the granting of private letter rulings is currently suspended. As a result, the Fund is unable to obtain a private letter ruling with respect to its investments or structure, although, based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to continue to treat its income from commodity-linked securities and the Subsidiary as qualifying income. If the IRS should make an adverse determination relating to the treatment of such income, the Fund would likely need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a regulated investment company, which could adversely affect the Fund.

New Accounting Pronouncements

Repurchase Agreements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). Specifically, ASU 2011-03 refers to accounting treatment for repurchase agreements that obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of the transferred assets and, as a result, certain repurchase agreements may now be required to be accounted for as secured borrowings. ASU 2011-03 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement amounts and disclosures, if any.

Fair Value Measurements and Disclosures

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”), with the goal of convergence with the International Accounting Standards Board guidance on fair value measurements and disclosures. ASU 2011-04 will require additional disclosures and detail about the circumstances surrounding transfers between securities classified as Level 1 and Level 2 and all securities classified as Level 3. ASU 2011-04 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the Funds’ disclosures.

51

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2012 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund (consolidated)	$1,169,368	$27,905	$1,117,918	$42,839
Harbor Unconstrained Bond Fund	130,970	2,953	124,964	3,218
Harbor Flexible Capital Fund	—	11,396	—	7,361

Written Options

Transactions in written options for the period ended April 30, 2012 are summarized as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Options Written		Options Written
	Commodity Options		Swap Options - U.S.
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	357	$337	42,800,008	$401
Options opened	62	91	54,799,992	596
Options closed	(26)	(57)	(47,300,000)	(450)

Open at 04/30/2012	393	$371	50,300,000	$547

HARBOR UNCONSTRAINED BOND FUND
			Options Written
			Swap Options - U.S.
			Number of Contracts	Premiums Received
Options outstanding at beginning of year			5,700,000	$60
Options opened			9,600,000	103
Options closed			(8,700,000)	(96)

Open at 04/30/2012			6,600,000	$67

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2012. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

Contractual Rate
Harbor Commodity Real Return Strategy Fund	0.86%
Harbor Unconstrained Bond Fund	0.85
Harbor Flexible Capital Fund	0.85

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Commodity Real Return Strategy Fund limiting the total

52

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

expenses to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from Harbor Commodity Real Return Strategy Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Unconstrained Bond Fund limiting the total expenses to 1.05% and 1.30% for the Institutional Class and Administrative Class, respectively. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Flexible Capital Fund limiting the total expenses for the Fund to 1.00%, 1.25% and 1.37% for the Institutional Class, Administrative Class and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2013. All expense limitations are inclusive of the transfer agent fee waiver discussed in the following Transfer Agent note.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensates the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recording arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class Fees	Transfer Agent
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2012. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

53

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Shareholders

On April 30, 2012, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Commodity Real Return Strategy Fund	22,864	1	N/A	22,865	0.0%
Harbor Unconstrained Bond Fund	307,168	15,546	N/A	322,714	0.1%
Harbor Flexible Capital Fund	263,327	25,077	25,057	313,461	0.2%

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Strategic Markets Funds totaled $3 for the six-month period ended April 30, 2012.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Liabilities” and “Other Assets” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected securities. The market value adjustment for all Strategic Markets Funds totaled $2 for the six-month period ended April 30, 2012. The deferred compensation and related mark-to-market impact will be a liability and an offsetting asset of the Funds until distributed in accordance with the Plan.

Redemption Fee

A 2% redemption fee is charged on shares of Harbor Commodity Real Return Strategy Fund that are redeemed within 30 days from their date of purchase. A 2% redemption fee is charged on shares of Harbor Flexible Capital Fund that are redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the six-month period ended April 30, 2012 the redemption fee proceeds are as follows:

Amount
Harbor Commodity Real Return Strategy Fund	$20
Harbor Flexible Capital Fund	—

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

54

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2012 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor Commodity Real Return Strategy Fund	$447,314	$9,914	$(1,716)	$8,198
Harbor Unconstrained Bond Fund	35,244	769	(334)	435
Harbor Flexible Capital Fund*	17,598	2,643	(261)	2,382

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

The derivative instruments outstanding as of the six-month period ended April 30, 2012 as disclosed in the Portfolio of Investments for the Funds and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for these Funds.

Derivative Instruments

At April 30, 2012, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Open forward currency contracts	$—	$127	$—	$—	$127
Investments, at value (Purchased Options)	77	—	—	141	218
Unrealized appreciation on OTC swap agreements[b]	255	—	83	4,072	4,410
Variation margin on futures contracts[a]	200	—	—	124	324

Liabilities
Open forward currency contracts	$—	$(722)	$—	$—	$(722)
Unrealized depreciation on OTC swap agreements[b]	—	—	(145)	(129)	(274)
Variation margin on futures contracts[a]	(105)	—	—	(246)	(351)
Variation margin on exchange traded swap agreements[a,b]	(91)	—	—	—	(91)
Written options, at value	(504)	—	—	(207)	(711)

HARBOR UNCONSTRAINED BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Open forward currency contracts	$—	$40	$—	$—	$40
Investments, at value (Purchased Options)	46	9	3	—	58
Unrealized appreciation on OTC swap agreements[b]	171	—	51	—	222
Variation margin on exchange traded swap agreements[a,b]	11	—	—	—	11

Liabilities
Open forward currency contracts	$—	$(141)	$—	$—	$(141)
Unrealized depreciation on OTC swap agreements[b]	(62)	—	(161)	—	(223)
Variation margin on futures contracts[a]	(38)	—	—	—	(38)
Variation margin on exchange traded swap agreements[a,b]	(63)	—	(42)	—	(105)
Written options, at value	(58)	—	(9)	—	(67)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

b	Net of premiums paid of $492 and $213 For Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund, respectively.

55

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives for the year ended April 30, 2012, were:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts	$—	$1,778	$—	$—	$1,778
Futures contracts	555	—	—	(153)	402
Option contracts-purchased	(71)	—	—	—	(71)
Option contracts-written	311	—	—	—	311
Swaps agreements	(4)	—	21	(24,095)	(24,078)

Realized net gain/(loss) on derivatives	$791	$1,778	$21	$(24,248)	$(21,658)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward currency contracts	$—	$(422)	$—	$—	$(422)
Futures contracts	(409)	—	—	47	(362)
Option contracts-purchased	(29)	—	—	—	(29)
Option contracts-written	(24)	—	—	—	(24)
Swaps agreements	27	—	(40)	6,704	6,691

Change in unrealized appreciation/(depreciation) on derivatives	$(435)	$(422)	$(40)	$6,751	$5,854

HARBOR UNCONSTRAINED BOND FUND
Net Realized Gain/(Loss) on Derivatives		Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts		$—	$47	$—	$47
Futures contracts		(66)	—	—	(66)
Option contracts-purchased		(52)	1	—	(51)
Option contracts-written		68	—	—	68
Swaps agreements		53	—	(54)	(1)

Realized net gain/(loss) on derivatives		$3	$48	$(54)	$(3)

Change in Unrealized Appreciation/(Depreciation) on Derivatives		Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts		$—	$142	$—	$142
Futures contracts		(34)	—	—	(34)
Option contracts-purchased		(21)	(4)	—	(25)
Option contracts-written		(3)	—	—	(3)
Swaps agreements		(78)	—	(61)	(139)

Change in unrealized appreciation/(depreciation) on derivatives		$(136)	$138	$(61)	$(59)

56

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR FLEXIBLE CAPITAL FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts
Option contracts-purchased	$(52)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts
Option contracts-purchased	$41

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

57

Harbor Strategic Markets Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2011)	Ending Account Value (April 30, 2012)
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$4.63	$1,000	$980.80
Hypothetical (5% return)		4.72	1,000	1,020.07
Administrative Class	1.19%
Actual		$5.86	$1,000	$978.80
Hypothetical (5% return)		5.97	1,000	1,018.80
Harbor Unconstrained Bond Fund
Institutional Class	1.05%
Actual		$5.29	$1,000	$1,026.80
Hypothetical (5% return)		5.27	1,000	1,019.51
Administrative Class	1.30%
Actual		$6.54	$1,000	$1,025.10
Hypothetical (5% return)		6.52	1,000	1,018.24

58

Harbor Strategic Markets Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (November 1, 2011)	Ending Account Value (April 30, 2012)
Harbor Flexible Capital Fund
Institutional Class	1.00%
Actual		$5.33	$1,000	$1,144.00
Hypothetical (5% return)		5.02	1,000	1,019.77
Administrative Class	1.25%
Actual		$6.66	$1,000	$1,142.90
Hypothetical (5% return)		6.27	1,000	1,018.49
Investor Class	1.37%
Actual		$7.27	$1,000	$1,142.00
Hypothetical (5% return)		6.87	1,000	1,017.88
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

59

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Fund. In addition, the Fund files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE STRATEGIC MARKETS FUNDS

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 12, 13 and 14, 2012 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (the “Subadviser”) with respect to Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and the Subadviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and the Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

60

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or the Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well the Subadviser, and research arrangements with brokers who execute transactions on behalf of the Subadviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by the Subadviser, including the background, education, expertise and experience of the investment professionals of the Subadviser who provide investment management services to the Funds;

•	the favorable history, reputation, qualifications and background of the Subadviser, as well as the qualifications of its personnel;

•	the fees charged by the Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of the Subadviser with those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

61

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and the Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and the Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor the Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadviser’s Services. The Trustees’ consideration of the services provided by the Subadviser included a review of the Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with the Subadviser and Harbor Funds’ experience with the Subadviser in this capacity.

The Trustees also considered the Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund. The Trustees had also received presentations by investment professionals from the Subadviser for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund at meetings of the Board of Trustees held in 2011. The Trustees reviewed information concerning the Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and class-by-class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below.

Harbor Commodity Real Return Strategy Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Commodity Real Return Strategy Fund (inception date September 2, 2008), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper universe and group medians for the one-, two-, three-year and since inception periods ended December 31, 2011. According to the Morningstar data presented, the Fund’s one- and three-year rolling returns as of December 31, 2011 were ranked in the second and first quartiles, respectively. The Trustees also considered the fact that the Fund outperformed its benchmark, the Dow Jones-UBS Commodity Index Total Return, for the one- and three-year periods ended December 31, 2011.

The Trustees discussed the expertise of Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadviser, in managing assets generally and in the commodity and inflation-protection asset classes specifically, noting that PIMCO managed approximately $22.8 billion in assets in the PIMCO CommodityRealReturn Strategy Fund, out of a firm-wide total of approximately $1.35 trillion in assets under management. The Trustees also noted that the portfolio manager had significant experience in the inflation protection/Treasury Inflation Protected Securities (TIPS) and commodities markets.

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Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $325 million, showed the Fund’s management fee was above the group median for the Institutional Class and at the group median for the Administrative Class. The actual total expense ratio of the Fund’s Institutional Class was above the Lipper group and universe median expense ratios. The actual total expense ratio of the Fund’s Administrative Class was below the Lipper group median expense ratio. The Trustees noted that no expense universe was available for the Administrative Class because of the limited number of comparable funds with a similar share class. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2013. They noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Unconstrained Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Unconstrained Bond Fund (inception date April 1, 2010), the Trustees noted the Fund’s Institutional Class one-year performance was at the Lipper group median for the period ended December 31, 2011 and that since inception it had underperformed relative to its Lipper group median for the period ended December 31, 2011. The Fund underperformed its Lipper universe medians for the one-year and since inception periods ended December 31, 2011. According to the Morningstar data presented, the Fund’s one-year rolling return as of December 31, 2011 was ranked in the second quartile. The Trustees also considered the fact that the Fund outperformed its benchmark, the Bank of America Merrill Lynch 3-Month LIBOR Index, for the one-year period ended December 31, 2011. The Trustees noted the short time period since the Fund’s inception.

The Trustees discussed the expertise of PIMCO, the Fund’s subadviser, in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $16.6 billion in assets in the PIMCO Unconstrained Bond Fund, out of a firm-wide total of approximately $1.35 trillion in assets under management. The Trustees also noted that the portfolio manager had significant experience in the bond markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was above the group median for the Institutional Class and at the group median for the Administrative Class. The actual total expense ratio of the Fund’s Institutional and Administrative Classes was above the Lipper group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2013. They noted that the Adviser’s profitability in managing the Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and the Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser operated Harbor Unconstrained Bond Fund at a loss and, in the case of each Fund, was waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees

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Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by either Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive (and, in one case, was negative). They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

64

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2012)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (67) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education University of Notre Dame (2006-present).	29	None

Donna J. Dean (60) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	29	None

John P. Gould (73) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (65) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	29	Director of Fiber Tower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (71) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (65)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None
TRUSTEE EMERITUS**
Howard P. Colhoun (76) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	29	None

65

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE***
Charles F. McCain (42) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (40) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (37) Vice President, Secretary and AML Compliance Officer	Since 2007	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (43) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (53) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (59) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2012. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

66

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

67

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified Index and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

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Glossary—Continued

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

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Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

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Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

SDR—SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities. SDRs are issued by either U.S. or non-U.S. banking organizations.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

71

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.SAR.SM.0412

Semi-Annual Report

April 30, 2012

Fixed Income Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Convertible Securities Fund	HACSX	HRCSX	HICSX

Harbor Emerging Markets Debt Fund	HAEDX	HREDX	—

Harbor High-Yield Bond Fund	HYFAX	HYFRX	HYFIX

Harbor Bond Fund	HABDX	HRBDX	—

Harbor Real Return Fund	HARRX	HRRRX	—

Harbor Money Market Fund	HARXX	HRMXX	—

This document must be preceded or accompanied by a Prospectus.

Harbor Fixed Income Funds

SEMI-ANNUAL REPORT OVERVIEW

The first half of the fiscal year ended April 30, 2012. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2012
	Institutional Class	Administrative Class	Investor Class
HARBOR FIXED INCOME FUNDS
Harbor Convertible Securities Fund	5.80%	5.78%	5.62%
Harbor Emerging Markets Debt Fund	5.03	5.01	N/A
Harbor High-Yield Bond Fund	5.69	5.55	5.49
Harbor Bond Fund	4.66	4.52	N/A
Harbor Real Return Fund	4.21	4.04	N/A
Harbor Money Market Fund	0.03	0.03	N/A

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2012
BofA Merrill Lynch All US Convertibles Ex Mandatory Index; domestic convertible bonds	7.11%
50% JP Morgan Emerging Markets Bond Index Global Diversified/50% JP Morgan Government Bond Index—Emerging Markets Global Diversified; emerging markets bonds	5.18
JP Morgan Emerging Markets Bond Index Global Diversified (JPM EMBI Global Diversified)	6.20
JP Morgan Government Bond Index—Emerging Markets Global Diversified (JPM GBI-EMGD)	4.05
BofA Merrill Lynch US High Yield Index; domestic high-yield bonds	6.45
Barclays Capital U.S. Aggregate Bond Index; domestic bonds	2.44
Barclays Capital U.S. TIPS Index; domestic bonds	3.74
BofA Merrill Lynch 3-Month US Treasury Bill Index; domestic short-term	0.01

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2008*	2009*	2010*	2011*	2012[b]
HARBOR FIXED INCOME FUNDS
Harbor Convertible Securities Fund
Institutional Class	N/A	N/A	N/A	0.85%[a]	0.83%	0.87%
Administrative Class	N/A	N/A	N/A	1.10 [a]	1.08	1.16
Investor Class	N/A	N/A	N/A	1.22 [a]	1.20	1.30
Harbor Emerging Markets Debt Fund
Institutional Class	N/A	N/A	N/A	1.05%[a]	1.05%	0.99%
Administrative Class	N/A	N/A	N/A	1.30 [a]	1.30	1.26
Harbor High-Yield Bond Fund
Institutional Class	0.77%	0.75%	0.67%	0.65%	0.64%	0.83%
Administrative Class	1.02	1.00	0.92	0.90	0.89	1.14
Investor Class	1.14	1.12	1.04	1.02	1.01	1.15
Harbor Bond Fund
Institutional Class	0.55%	0.57%	0.55%	0.53%	0.54%	0.65%
Administrative Class	0.80	0.82	0.80	0.78	0.79	1.06
Harbor Real Return Fund
Institutional Class	0.57%	0.60%	0.60%	0.60%	0.59%	0.57%
Administrative Class	0.82	0.85	0.85	0.85	0.84	0.94
Harbor Money Market Fund
Institutional Class	0.28%	0.21%	0.01%	0.00%	0.00%	0.20%
Administrative Class	0.53	0.25	0.01	0.00	0.00	0.21

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the April 30, 2012 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons include all actively managed no-load funds that charge 12b-1 fees in the April 30, 2012 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized for the period May 1, 2011 (inception) through October 31, 2011.
b	Unaudited annualized figures for the six-month period ended April 30, 2012.

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Major fixed income indices had positive returns in the fiscal first half. The broad taxable investment-grade bond market in the U.S. had a return of 2.44%, while U.S. high-yield bonds returned 6.45%. Most fixed income indices outperformed U.S. Treasurys. Money market returns remained negligible under the Federal Reserve’s accommodative monetary policy.

Most fixed income sectors, including corporate bonds, U.S. agency mortgage-backed securities, and commercial mortgage-backed securities, outperformed U.S. Treasurys. The U.S. Treasury yield curve flattened over the last six months as yield spreads narrowed between long-term and short-term securities. The yield of the 10-year U.S. Treasury note, a benchmark for mortgage rates and other borrowing costs, stood at 1.917% as of April 30, before declining to a record low of 1.45% in early June as investors concerned about global growth and developments in Europe and elsewhere sought the safety of U.S. Treasury securities.

Harbor Fixed Income Funds

Harbor Convertible Securities Fund (Institutional Class) returned 5.80%, trailing its benchmark, the BofA Merrill Lynch All US Convertibles Ex Mandatory Index, by 131 basis points. Although Harbor Convertible Securities Fund (Institutional Class) trailed its benchmark in the fiscal first half, this conservatively managed fund has performed well since its inception, outperforming its benchmark by 321 basis points in the 12 months since it began operations effective May 1, 2011. Harbor Emerging Markets Debt Fund (Institutional Class) had a return of 5.03%, lagging its blended benchmark, 50% JP Morgan Emerging Markets Bond Index Global Diversified/50% JP Morgan Government Bond Index-Emerging Markets Global Diversified, by 15 basis points. Harbor Bond Fund (Institutional Class) returned 4.66% in the fiscal first half, outpacing its Barclays Capital U.S. Aggregate Bond Index benchmark by 222 basis points, or 2.22 percentage points. Harbor Bond Fund (Institutional Class) continued its outperformance of the index for the latest 5 years and 10 years and since its inception in 1987. Harbor Real Return Fund (Institutional Class) recorded a return of 4.21%, outpacing its benchmark, the Barclays Capital U.S. TIPS Index, by 47 basis points. Harbor High-Yield Bond Fund (Institutional Class) returned 5.69%, 76 basis points behind its BofA Merrill Lynch US High Yield Index benchmark. Harbor Money Market Fund (Institutional Class) returned 0.03%, 2 basis points ahead of its BofA Merrill Lynch 3-Month US Treasury Bill Index benchmark, as the Federal Reserve continued to hold short-term interest rates at near-zero levels.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each fixed income fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED April 30, 2012
	Unannualized		Annualized
Fixed Income	6 Months	1 Year	5 Years	10 Years	30 Years
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	6.45%	5.15%	7.77%	8.89%	N/A
Barclays Capital US Aggregate Bond Index (domestic bonds)	2.44	7.54	6.37	5.71	8.79%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.01	0.05	1.14	1.89	4.95

Domestic Equities
Wilshire 5000 Total Market Index (entire U.S. stock market)	12.44%	3.31%	1.56%	5.54%	11.36%
S&P 500 Index (large cap stocks)	12.77	4.76	1.01	4.71	11.51
Russell Midcap® Index (mid cap stocks)	11.87	-0.03	2.19	8.03	12.88
Russell 2000® Index (small cap stocks)	11.02	-4.25	1.45	6.19	10.35
Russell 3000® Growth Index	13.86	6.26	4.04	5.23	10.41
Russell 3000® Value Index	11.61	0.61	-1.63	4.93	11.96

International & Global
MSCI EAFE (ND) Index (foreign stocks)	2.44%	-12.82%	-4.72%	5.42%	9.39%
MSCI World (ND) Index (global stocks)	7.54	-4.63	-1.78	4.96	9.81
MSCI EM Index (emerging markets)	3.93	-12.61	3.46	13.92	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	-5.45%	-19.42%	-3.08%	5.45%	N/A

Domestic Equity, International Equity, and Strategic Markets

U.S. equities had a very strong first calendar quarter of 2012, propelling major domestic equity indices to double-digit gains for the fiscal first half ended April 30. In April, the optimism of the first calendar quarter faded and domestic equity indices declined, as U.S. economic growth was even slower than expected and the European debt crisis continued to worsen.

The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 12.44% in the fiscal first half. U.S. equities had double-digit gains across all capitalization ranges, with large cap stocks outperforming mid cap and small cap stocks. U.S. growth stocks outpaced value in large cap and mid cap, while small cap value shares outperformed small cap growth.

International and global equities had positive returns for the fiscal first half, although such returns trailed U.S. equities. Stocks in developed international markets, as measured by the MSCI EAFE (ND) Index, returned 2.44%, while the MSCI EM Index of emerging markets shares gained 3.93%. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 7.54%. (All international and global returns are in U.S. dollars.) The lower returns in equity markets outside the U.S. reflected continuing concerns about weak global growth.

With weaker global demand, commodity prices declined. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on physical commodities, had a return of -5.45%.

Invest for the Long Term

Fiscal year 2012 has already produced significant market volatility. The positive sentiment in the middle of the fiscal first half has been replaced by a more uncertain tone over the last couple of months. In strong and weak markets, there are always potential headwinds and tailwinds. It is not possible for even experienced investors to predict consistently which way the markets will move in the short term. While market conditions may change, investing fundamentals remain. At Harbor Funds, we encourage all investors to focus on the long term and to construct a portfolio of stocks, bonds, and cash that is consistent with your financial goals and your tolerance for risk. The diversification provided by a balanced asset allocation of stocks, bonds, and cash helps to lower volatility and reduce risk. Over the longer term, an effective asset allocation plan can help you achieve your financial goals.

Thank you for your investment in Harbor Funds.

June 26, 2012

David G. Van Hooser

Chairman

Harbor Convertible Securities Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital

Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGER

Mark Shenkman

Since 2011

Raymond F. Condon

Since 2011

Shenkman Capital has

subadvised the Fund since its inception in 2011.

INVESTMENT GOAL

Seeks to maximize total return by investing primarily in a portfolio of convertible securities

PRINCIPAL STYLE
CHARACTERISTICS

Convertible securities

Mark Shenkman

Raymond F. Condon

Management’s Discussion of

Fund Performance

MARKET REVIEW

After booming for two calendar quarters, equity markets struggled in April. Renewed concerns about the future of the euro-zone economy, anemic job growth in the U.S., and a slowdown in China’s GDP caused investors to re-examine their 2012 expectations.

We expect interest rates to remain at historically low levels as the 10-year U.S. Treasury note could test the old low rate of 1.79%. We believe the Federal Reserve’s aggressive accommodative policy is likely to remain in place beyond 2014 if GDP growth does not reach 3% or higher for two consecutive years.

The convertible securities market returned 7.11% for the first half of fiscal 2012, as measured by the BofA Merrill Lynch All US Convertibles Ex Mandatory Index. Until the April pause, the market had benefited from a rally from an oversold condition amid a reduction of fears over the stability of the euro zone and the strength of the U.S. economic recovery.

The rally in both equity and debt markets that spanned October 2011 to April 2012 re-established the positive premium trend in place since January 2009, which had been interrupted by market corrections in the second and third calendar quarters of 2011. Based on the BofA Merrill Lynch All US Convertibles Ex Mandatory Index, the investment premium expanded from 36.03% on September 30, 2011 to 46.85% on April 30, 2012, as the market again showed signs of being “less broken.” At the same time, the underlying equity premium contracted from 66.13% to 46.02%, reflective of increased equity sensitivity.

PERFORMANCE

Harbor Convertible Securities Fund returned 5.80% (Institutional Class), 5.78% (Administrative Class), and 5.62% (Investor Class) for the first half of fiscal 2012, compared with the 7.11% return of the BofA Merrill Lynch All US Convertibles Ex Mandatory Index. The Fund outperformed the benchmark index for the 12 months from its inception through April 30.

Wireless Telecom Services was the top industry in the Fund, contributing 61 basis points, or 0.61 percentage point, to performance. The industry continued to benefit from the secular growth of data over wireless services. Energy Equipment and Services was the second best performing industry for the Fund as it contributed 54 basis points. The industry has begun to show positive growth in certain areas of the U.S. Oil Services, led by Hornbeck Offshore, was the third best performer, contributing 46 basis points. The industry was the beneficiary of a pickup in exploration activity.

Communications Equipment was the worst-performing industry in the Fund, detracting 13 basis points. The sector was the subject of continued volatility due to fears of a possible global economic slowdown. Alcatel-Lucent, the Fund’s largest holding in the sector, rallied across its capital structure as it posted better-than-expected results and also closed on the sale of its Genesys subdivision for more than $1 billion. Proceeds from the sale are expected to be used to pay down debt. The second and third worst performing industries, Software Applications and Integrated Telecom, combined for a negative contribution of 9 basis points.

Harbor Convertible Securities Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Advanced Micro Devices Inc.	2.7%
Exterran Energy	2.5%
Lennar Corporation	2.4%
Bristow Group Inc.	2.2%
Goodrich Petroleum Corporation	2.2%
Leap Wireless International Inc.	2.2%
Patriot Coal Corporation	2.2%
Trinity Industries Inc.	2.2%
Chesapeake Energy Corp.	2.0%
Iconix Brand Group Inc.	2.0%

The three largest relative contributors to performance were Lennar, Meritor, and Gilead Sciences, with a combined contribution of 128 basis points. Lennar, one of the nation’s leading homebuilders, has benefited from the perceived bottoming of the U.S. housing market. Meritor, a provider of drive train and braking solutions for the trucking industry, continued to benefit from improved credit metrics in that sector and the resulting tightening of spreads. Gilead Sciences, one of the world’s leading biopharmaceutical companies, benefited from its transition into hepatitis C research. The three largest detractors from performance (Alcatel-Lucent, Chesapeake Energy, and Alaska Communications) combined for a negative contribution of 75 basis points. Alcatel continued to be challenged by cost controls and margin pressure in the telecom equipment space. Chesapeake Energy was challenged by a combination of weak natural gas prices and a market waiting for confirmation of the completion of an aggressive asset-sale program to pay down debt. The Fund exited its position in Alaska Communications, as the equity was under pressure due to a cut in the dividend amid speculation that Verizon would soon be entering its territory.

OUTLOOK AND STRATEGY

Two of the three upside accelerators present for most of 2009-2010 continue to be in place, with spread tightening and equity improvement potentially acting as catalysts. A third potential catalyst, however, is not as compelling, as “fair value” for the convertible market has richened by 24 basis points since the end of December, due mainly to a lack of supply.

•

Spread tightening: High-yield spreads, based on the Credit Suisse High Yield Index, expanded to 629 basis points as of March 31; that was 8 basis points wider than February’s close but still above the long-term (since January 1986) average spread of 590. We still anticipate an improvement in valuations as credit spreads continue their compression as a function of declining default rates.

•

Equity improvement: By the end of April, the S&P 500 Index, at 1397.91, had rallied significantly from its 12-month low of 1099.23 established on October 3, 2011, and was trading just below the recent 12-month high of 1416.51 established on March 26, 2012. With equity markets showing signs of reduced volatility, we expect that convertible valuations in ensuing months will be buttressed more by strong credit metrics and improving fundamentals than by underlying conversion options.

•

Return to “fair value”: At 1.02% “cheap” to theoretical value on April 30, the convertible discount is trading tighter than its historical average of 1.52%. We expect that managers will continue to be highly selective in choosing appropriately valued convertibles for their portfolios as they wait for a buildup of the new-issue calendar, with the expected side effect of “cheapening” the market. That said, we expect a strong underlying interest in opportunistic purchases in both the primary and secondary convertible markets, as demand outstrips supply.

Year-to-date new issuance now stands at 21, totaling $6.7 billion. Lack of supply continued to be an issue, as year-to-date redemptions totaling $7.6 billion outpaced new issues. This continued a three-year trend, with combined 2009-2011 new-issue volume of $96 billion, below the $176.5 billion of redemptions. We expect convertible new-issue activity to pick up at any sign of a prolonged backup in the corporate and high-yield calendars, as issuers look to take advantage of opportunities to sell into an apparent supply/demand imbalance. We believe that continued improvement in underlying equity prices as well as the potential for higher interest rates could serve as additional catalysts for new-issue activity.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2034

Cusip	411512734

Ticker	HACSX

Inception Date	05/01/2011

Net Expense Ratio	0.83%[a,b]

Total Net Assets (000s)	$93,292

ADMINISTRATIVE CLASS

Fund #	2234

Cusip	411512726

Ticker	HRCSX

Inception Date	05/01/2011

Net Expense Ratio	1.08%[a,b]

Total Net Assets (000s)	$304

INVESTOR CLASS

Fund #	2434

Cusip	411512718

Ticker	HICSX

Inception Date	05/01/2011

Net Expense Ratio	1.20%[a,b]

Total Net Assets (000s)	$1,567

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2013.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	3.29%		3.49%

Yield to Maturity	2.60%		-0.98%

Current Yield (Institutional Class)	3.26%		3.13%

Weighted Average Maturity	9.17 years		8.95 years

Weighted Average Duration	2.83 years		N/A

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	20%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	3.11%

>1 to 5	48.91%

>5 to 10	13.25%

>10 to 15	12.33%

>15 to 20	5.45%

>20 to 25	6.09%

>25 yrs.	10.86%

Harbor Convertible Securities Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All US Convertibles Ex Mandatory Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Convertible Securities Fund
Institutional Class	5.80%	1.04%	N/A	1.04%	05/01/2011	$10,104
Comparative Index
BofA Merrill Lynch All US Convertibles Ex Mandatory Index	7.11%	-2.17%	N/A	-2.17%	—	$9,783

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All US Convertibles Ex Mandatory Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Convertible Securities Fund
Administrative Class	5.78%	0.81%	N/A	0.81%	05/01/2011	$10,081
Investor Class	5.62%	0.64%	N/A	0.64%	05/01/2011	$10,064
Comparative Index
BofA Merrill Lynch All US Convertibles Ex Mandatory Index	7.11%	-2.17%	N/A	-2.17%	—	$9,783

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Net) and 1.19% (Gross) (Institutional Class); 1.10% (Net) and 1.44% (Gross) (Administrative Class); and 1.22% (Net) and 1.56% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. As the Fund commenced operations on 05/01/2011, the gross expense ratios shown in the prospectus were based on estimated amounts for the fiscal year.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 9 months.

a	Annualized.

b	Unannualized.

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 3.6%)

CONVERTIBLE BONDS—88.6%
Principal Amount (000s)		Value (000s)

AEROSPACE & DEFENSE—0.6%
	Alliant Techsystems Inc.
$550	3.000%—08/15/2024	$566

AUTO COMPONENTS—1.6%
	Meritor Inc.
$1,700	4.625%—03/01/2026[1]	$1,532

BEVERAGES—1.3%
	Molson Coors Brewing Company
1,250	2.500%—07/30/2013	1,284

BIOTECHNOLOGY—2.7%
	Amgen Inc.
950	0.375%—02/01/2013	981
	Gilead Sciences Inc.
1,250	1.000%—05/01/2014	1,587

		2,568

BUILDING PRODUCTS—2.4%
	Lennar Corporation
1,900	2.000%—12/01/2020[2]	2,252

COMMERCIAL SERVICES & SUPPLIES—0.9%
	Covanta Holding Corporation
750	3.250%—06/01/2014	852

COMMUNICATIONS EQUIPMENT—1.1%
	Arris Group Inc.
1,000	2.000%—11/15/2026	1,048

CONSUMER FINANCE—1.1%
	Euronet Worldwide Inc.
1,000	3.500%—10/15/2025	1,005

CONTAINERS & PACKAGING—2.0%
	Owens-Brockway Glass Container Inc.
1,980	3.000%—06/01/2015[2]	1,943

DIVERSIFIED FINANCIAL SERVICES—1.7%
	Affiliated Managers Group Inc.
1,500	3.950%—08/15/2038	1,659

DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
	TW Telecom Inc.
350	2.375%—04/01/2026	430

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.9%
	General Cable Corporation
1,800	0.875%—11/15/2013	1,764

ENERGY EQUIPMENT & SERVICES—6.4%
	Bristow Group Inc.
2,000	3.000%—06/15/2038	2,125
	Exterran Energy Corp.
675	4.750%—01/15/2014	670
	Exterran Holdings Inc.
1,675	4.250%—06/15/2014	1,662
	Hornbeck Offshore Services Inc.
1,500	1.625%—11/15/2026[1]	1,613

		6,070

FOOD PRODUCTS—1.1%
	Archer-Daniels-Midland Company
1,000	0.875%—02/15/2014	1,016

HEALTH CARE EQUIPMENT & SUPPLIES—4.8%
	Alere Inc.
1,100	3.000%—05/15/2016	1,073
	Hologic Inc.
1,500	2.000%—12/15/2037[1]	1,496
	Medtronic Inc.
750	1.625%—04/15/2013	758

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE EQUIPMENT & SUPPLIES—Continued
	NuVasive Inc.
$1,450	2.750%—07/01/2017	$1,245

		4,572

HEALTH CARE PROVIDERS & SERVICES—4.6%
	Health Care REIT Inc.
1,000	3.000%—12/01/2029	1,159
	LifePoint Hospitals Inc.
1,500	3.500%—05/15/2014	1,565
	Omnicare Inc.
1,750	3.250%—12/15/2035	1,680

		4,404

HOTELS, RESTAURANTS & LEISURE—4.4%
	Gaylord Entertainment Company
1,000	3.750%—10/01/2014[2]	1,304
	Host Hotels & Resorts LP
500	3.250%—04/15/2024[2]	568
	International Game Technology
600	3.250%—05/01/2014	664
	MGM Resorts International
1,600	4.250%—04/15/2015	1,698

		4,234

HOUSEHOLD DURABLES—0.6%
	Griffon Corporation
550	4.000%—01/15/2017[2]	539

INDUSTRIAL CONGLOMERATES—1.0%
	Siemens Financieringsmaatschappij NV
1,000	1.050%—08/16/2017	983

INTERNET SOFTWARE & SERVICES—1.4%
	WebMD Health Corp.
1,500	2.500%—01/31/2018	1,303

LEISURE EQUIPMENT & PRODUCTS—1.0%
	Live Nation Entertainment Inc.
1,000	2.875%—07/15/2027	965

LIFE SCIENCES TOOLS & SERVICES—4.8%
	Charles River Laboratories International Inc.
1,500	2.250%—06/15/2013	1,506
	Illumina Inc.
1,750	0.250%—03/15/2016[2]	1,608
	Integra LifeSciences Holdings Corporation
1,475	1.625%—12/15/2016[2]	1,392
25	2.375%—06/01/2012[2]	25

		1,417

		4,531

MACHINERY—2.9%
	Greenbrier Cos Inc.
700	3.500%—04/01/2018[2]	638
	Trinity Industries Inc.
2,000	3.875%—06/01/2036	2,115

		2,753

MEDIA—4.3%
	Central European Media Enterprises Ltd.
1,500	5.000%—11/15/2015	1,267
	Inmarsat plc
1,000	1.750%—11/16/2017	1,217

MEDIA—Continued
	Liberty Media LLC
$1,000	3.125%—03/30/2023	$1,203
	XM Satellite Radio Inc.
300	7.000%—12/01/2014[2]	438

		4,125

METALS & MINING—2.7%
	ArcelorMittal
500	5.000%—05/15/2014	530
	Patriot Coal Corporation
2,200	3.250%—05/31/2013	2,068

		2,598

OIL, GAS & CONSUMABLE FUELS—9.2%
	Bill Barrett Corporation
750	5.000%—03/15/2028	754
	Chesapeake Energy Corp.
2,200	2.500%—05/15/2037	1,920
	Goodrich Petroleum Corporation
2,200	5.000%—10/01/2029	2,134
	Helix Energy Solutions Group Inc.
1,200	3.250%—12/15/2025	1,212
	Hercules Offshore Inc.
1,500	3.375%—06/01/2038[1]	1,498
	PetroBakken Energy Ltd.
1,300	3.125%—02/08/2016	1,286

		8,804

PHARMACEUTICALS—0.9%
	Teva Pharmaceutical Finance LLC
800	0.250%—02/01/2026	872

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.3%
	Boston Properties LP
650	3.625%—02/15/2014[2]	722
	ProLogis LP
1,250	3.250%—03/15/2015	1,428

		2,150

ROAD & RAIL—1.8%
	Avis Budget Group Inc.
1,500	3.500%—10/01/2014	1,731

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—6.6%
	Advanced Micro Devices Inc.
2,500	6.000%—05/01/2015	2,587
	Linear Technology Corporation
1,000	3.000%—05/01/2027	1,055
	Micron Technology Inc.
1,500	1.875%—06/01/2014	1,517
	SanDisk Corp.
1,100	1.000%—05/15/2013	1,095

		6,254

SOFTWARE—2.8%
	Electronic Arts Inc.
1,500	0.750%—07/15/2016[2]	1,388
	Rovi Corporation
1,250	2.625%—02/15/2040	1,281

		2,669

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)

SPECIALTY RETAIL—1.9%
	Group 1 Automotive Inc.
$1,600	2.250%—06/15/2036[1]	$1,798

TEXTILES, APPAREL & LUXURY GOODS—2.0%
	Iconix Brand Group Inc.
2,000	2.500%—06/01/2016[2]	1,880

WIRELESS TELECOMMUNICATION SERVICES—3.3%
	Leap Wireless International Inc.
2,175	4.500%—07/15/2014	2,047
	SBA Communications Corporation
850	1.875%—05/01/2013	1,120

		3,167

TOTAL CONVERTIBLE BONDS (Cost $83,126)		84,321

CONVERTIBLE PREFERRED STOCKS—1.5%
(Cost $1,767)

Shares
COMMUNICATIONS EQUIPMENT—1.5%
	Lucent Technologies Capital Trust I
1,790	7.750%—03/15/2017[3]	1,388

CORPORATE BONDS & NOTES—6.3%
Principal Amount (000s)
AUTO COMPONENTS—0.2%
	Goodyear Tire & Rubber Company
$225	7.000%—05/15/2022	224

COMMERCIAL BANKS—0.1%
	CIT Group Inc.
100	5.250%—03/15/2018	103

COMMERCIAL SERVICES & SUPPLIES—0.1%
	Iron Mountain Inc.
100	8.375%—08/15/2021	110

COMMUNICATIONS EQUIPMENT—1.0%
	Avaya Inc.
970	9.750%—11/01/2015	966

CONTAINERS & PACKAGING—0.3%
	Reynolds Group Issuer Inc.
250	9.875%—08/15/2019[2]	261

DIVERSIFIED TELECOMMUNICATION SERVICES—1.1%
	CenturyLink Inc.
500	5.800%—03/15/2022	497
	Frontier Communications Corporation
500	8.500%—04/15/2020	522

		1,019

HEALTH CARE PROVIDERS & SERVICES—0.6%
	DaVita Inc.
$500	6.625%—11/01/2020	$526

HOUSEHOLD PRODUCTS—0.3%
	Sealy Mattress Co.
300	8.250%—06/15/2014	300

MACHINERY—0.3%
	Terex Corporation
250	6.500%—04/01/2020	257

MEDIA—0.7%
	Mediacom Capital Corp.
500	7.250%—02/15/2022[2]	510
	Virgin Media Finance plc
200	5.250%—02/15/2022	201

		711

OIL, GAS & CONSUMABLE FUELS—0.7%
	AmeriGas Finance LLC
200	6.750%—05/20/2020	205
	Copano Energy LLC
200	7.125%—04/01/2021	212
	Plains Exploration & Production Company
250	6.125%—06/15/2019	254

		671

SPECIALTY RETAIL—0.3%
	Limited Brands Inc.
300	5.625%—02/15/2022	303

TEXTILES, APPAREL & LUXURY GOODS—0.6%
	Hanesbrands Inc.
550	6.375%—12/15/2020	571

TOTAL CORPORATE BONDS & NOTES (Cost $5,937)		6,022

SHORT-TERM INVESTMENTS—2.7%
(Cost $2,619)
REPURCHASE AGREEMENTS
2,619	Repurchase Agreement with State Street Corporation dated April 30, 2012 due May 1, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corp. (market value $2,673)	2,619

TOTAL INVESTMENTS—99.1% (Cost $93,449)		94,350

CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		813

TOTAL NET ASSETS—100.0%		$95,163

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

Holdings in Communications Equipment category valued at $1,388 are classified as Level 1. All other holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Step coupon security.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2012, these securities were valued at $15,468 or 16% of net assets.

3	The maturity date represents the next callable date.

The accompanying notes are an integral part of the Financial Statements.

Harbor Emerging Markets Debt Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Stone Harbor

Investment Partners LP

31 West 52nd Street

16th Floor

New York, NY 10019

PORTFOLIO MANAGERS

Peter J. Wilby,

CFA

Since 2011

Pablo Cisilino

Since 2011

James E. Craige,

CFA

Since 2011

Thomas K. Flanagan, CFA

Since 2011

David A. Oliver,

CFA

Since 2011

Christopher M. Wilder,

CFA

Since 2011

Stone Harbor has

subadvised the Fund since its inception in 2011.

INVESTMENT GOAL

Seeks to maximize total return, which consists of income on its investments and capital appreciation

PRINCIPAL STYLE
CHARACTERISTICS

Emerging market fixed income securities

Peter J. Wilby

Pablo Cisilino

James E. Craige

Thomas K. Flanagan

David A. Oliver

Christopher M. Wilder

Management’s Discussion of

Fund Performance

MARKET REVIEW

Throughout much of the fiscal first half, the performance of emerging markets debt was driven by macroeconomic factors outside of emerging markets. The first three months were dominated by concerns of a hard landing in China, downward revisions of global growth, and the potential for a systemic banking crisis in Europe. Better-than-expected economic data from the U.S. and China, combined with liquidity provided by the European Central Bank, however, changed the outlook. A rally ensued in which local-currency debt markets outperformed both U.S. dollar-denominated corporate and hard-currency debt. By the end of February, local currencies touched highs not seen since the third quarter of calendar 2010. All sectors of the emerging markets debt market delivered positive returns as follows.

•	External sovereign debt, 6.20% (JP Morgan Emerging Markets Bond Index Global Diversified).

•	Local-currency debt, 4.05% (JP Morgan Government Bond Index-Emerging markets Global Diversified).

•	Corporate debt, 5.12% (JP Morgan Corporate Emerging Markets Bond Index Global Diversified).

Though emerging markets were not immune from the economic slowdown in Europe, fundamental developments in most developing countries were supportive. Growth rates of emerging markets economies remained strong, particularly relative to developed countries. China, for example, reported GDP growth of 8.1% for the first quarter of 2012, while Colombia and Indonesia reported fourth quarter 2011 GDP growth rates of above 6%. Emerging markets fiscal positions remained healthy and inflation pressures were modest in most major EM countries.

Technical conditions in the emerging markets debt markets also remained constructive. EM countries completed more than half of their aggregated 2012 external borrowing requirements by the end of April. In general, the supply of EM corporate debt met with strong demand from institutional investors. Local-currency debt markets were supported by attractive valuations relative to developed-market fixed income securities; EM foreign exchange markets remained the most liquid sector of emerging markets debt.

PERFORMANCE

Harbor Emerging Markets Debt Fund returned 5.03% (Institutional Class) and 5.01% (Administrative Class) for the six months ended April 30, 2012, compared with the 5.18% return of its blended benchmark, 50% JP Morgan Emerging Markets Bond Index Global Diversified/50% JP Morgan Government Bond Index-Emerging Markets Global Diversified. The Fund’s allocation mix varied throughout the six months, driven by tactical asset allocation decisions based on our assessment of

Harbor Emerging Markets Debt Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Turkey Government	6.1%
Mexican Bonos	5.6%
South Africa Government	5.0%
Malaysia Government	4.9%
Poland Government	3.7%
Brazil Notas do Tesouro Nacional	3.3%
Indonesia Treasury	3.1%
Russia Government	3.1%
Thailand Government	3.1%
Colombia Government	3.0%

relative value opportunities and global market risks. For most of that time, the Fund carried an overweighted position relative to the benchmark in local-currency debt, a tactical asset allocation that detracted from performance. We tactically reduced local-currency debt exposure to neutral after strong gains in EM foreign exchange relative to the U.S. dollar in February. The hard-currency and local-currency sub-portfolios each outperformed their respective indices.

Within the sovereign external debt portfolio, country selection decisions and allocations to corporate debt contributed positively to excess returns. The largest contributors to excess returns included allocations to corporate debt from companies in China, Mexico, and Turkey. Decisions to underweight sovereign debt from Indonesia, Hungary, Lebanon, and Turkey also enhanced returns. Above-benchmark exposure to Argentina’s sovereign debt, as well as to corporate debt from Argentina, Brazil, and Kazahkstan, detracted from returns. Issue selection enhanced performance, with the largest gains coming from bond selection in Argentina as well as allocations to local-currency markets in Colombia and Mexico. Our allocation to Brazil’s local market detracted from the portfolio’s excess return.

The local-currency debt sub-portfolio outperformed its benchmark. Country selection decisions that enhanced returns included underweighted positions in Hungary, Indonesia, Thailand, and Poland and overweights in Colombia, Turkey, Mexico, and Venezuela. Underweights in Peru and Russia and an overweight in Brazil detracted from relative performance. Issue-selection decisions to allocate to long-duration bonds in Brazil and short-duration bonds in Russia detracted from performance.

OUTLOOK AND STRATEGY

We remain constructive on emerging markets debt but are mindful of global growth. The portfolio is positioned for improving credit quality in developing countries, where we believe there will be significantly better growth than in advanced economies in the years ahead. However, given potential headwinds from de-leveraging and uncertain politics in Europe, as well as a tepid recovery in the United States, we have reduced exposure to local-currency markets to neutral relative to the Fund’s benchmark and have downshifted exposure to high-beta risks, both sovereign and corporate. The portfolio may tilt more aggressively toward risk should we see confirmation of our benign outlook for emerging economies in the months ahead.

This report contains the current opinions of Stone Harbor Investment Partners LP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor Emerging Markets Debt Fund. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Emerging Markets Debt Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2035

Cusip	411512759

Ticker	HAEDX

Inception Date	05/01/2011

Net Expense Ratio	1.05%[a,b]

Total Net Assets (000s)	$7,473

ADMINISTRATIVE CLASS

Fund #	2235

Cusip	411512742

Ticker	HREDX

Inception Date	05/01/2011

Net Expense Ratio	1.30%[a,b]

Total Net Assets (000s)	$257

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2013.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	6.43%		6.96%

Yield to Maturity	6.13%		5.68%

Weighted Average Maturity	10.03 years		9.22 years

Weighted Average Duration	5.46 years		5.88 years

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	38%	[c]	N/A

REGION BREAKDOWN (% of investments)

(Excludes short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	6.58%

>1 to 5	27.37%

>5 to 10	37.94%

>10 to 15	4.81%

>15 to 20	8.79%

>20 to 25	7.14%

>25 yrs.	7.37%

Harbor Emerging Markets Debt Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the 50% JPM EMBI Global Diversified/50% JPM GBI-EMGD. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Emerging Markets Debt Fund
Institutional Class	5.03%	3.20%	N/A	3.20%	05/01/2011	$10,320
Comparative Index
50% JPM EMBI Global Diversified/50% JPM GBI-EMGD	5.18%	5.45%	N/A	5.45%	—	$10,545
JPM EMBI Global Diversified	6.20%	11.23%	N/A	11.23%	—	$11,123
JPM GBI-EMGD	4.05%	-0.28%	N/A	-0.28%	—	$9,972

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the 50% JPM EMBI Global Diversified/50% JPM GBI-EMGD. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Emerging Markets Debt Fund
Administrative Class	5.01%	2.96%	N/A	2.96%	05/01/2011	$10,296
Comparative Index
50% JPM EMBI Diversified/50% JPM GBI-EMGD	5.18%	5.45%	N/A	5.45%	—	$10,545
JPM EMBI Global Diversified	6.20%	11.23%	N/A	11.23%	—	$11,123
JPM GBI-EMGD	4.05%	-0.28%	N/A	-0.28%	—	$9,972

As stated in the Fund’s current prospectus, the expense ratios were 1.05% (Net) and 4.16% (Gross) (Institutional Class); and 1.30% (Net) and 4.41% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. As the Fund commenced operations on 05/01/2011, the gross expense ratios shown in the prospectus were based on estimated amounts for the fiscal year.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

a	Annualized.

b	Unannualized.

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Total Investments by Country (% of net assets)

(Excludes net cash, short-term investments, and forward positions of 9.3%)

ARGENTINA—3.3%
Principal Amount (000s)				Value (000s)

	CORPORATE BONDS & NOTES—1.0%
			Capex SA
	$103		10.000%—03/10/2018[1]	$76

	FOREIGN GOVERNMENT OBLIGATIONS—2.3%
			Argentina Boden Bonds
	7		7.000%—10/03/2015	6
			Argentina Bonar Bonds
	9		7.000%—04/17/2017	7
			Argentine Republic Government International Bond
	—	[a]	2.500%—12/31/2038[2]	—
ADR$	52		5.830%—12/31/2033[3,4]	12
	€84		7.820%—12/31/2033	66
	61		7.820%—12/31/2033[3]	48
	$34		8.280%—12/31/2033	23

				149

			Argentine Republic Government International GDP-Linked Bond[5]
	5		0.000%—12/15/2035[3]	1

	FOREIGN GOVERNMENT OBLIGATIONS—Continued
	€98		0.000%—12/15/2035[3]	$14

				15

				177

	TOTAL ARGENTINA (Cost $296)			253

BRAZIL—9.1%
	CORPORATE BONDS & NOTES—2.6%
			BR Malls International Finance Ltd.
	$70		8.500%—01/21/2016[6]	74
			General Shopping Finance Ltd.
	48		10.000%—11/09/2015[1,6]	48
			Mirabela Nickel Ltd.
	50		8.750%—04/15/2018[1]	37
			Petrobras International Finance Company
	4		2.875%—02/06/2015	4
	23		5.375%—01/27/2021	25

				29

			Vale Overseas Ltd.
	10		4.625%—09/15/2020	11

				199

	CREDIT-LINKED NOTES—3.3%
			Brazil Notas do Tesouro Nacional Série F
R$	500		10.000%—01/01/2021	253

	FOREIGN GOVERNMENT OBLIGATIONS—3.2%
			Brazilian Government International Bond
	$84		7.125%—01/20/2037	119
	2		8.250%—01/20/2034	3
	10		8.875%—10/14/2019	14

				136

			European Bank for Reconstruction & Development MTN[7]
R$	200		9.000%—04/28/2014	110

				246

	TOTAL BRAZIL (Cost $763)			698

CHINA—1.3%
	(Cost $101)
	CORPORATE BONDS & NOTES—1.3%
			Kaisa Group Holdings Ltd.
	$100		13.500%—04/28/2015	98

COLOMBIA—6.6%
	CORPORATE BONDS & NOTES—1.1%
			BanColombia SA
	30		6.125%—07/26/2020	32
			Ecopetrol SA
	30		7.625%—07/23/2019	38
			Empresa de Energia de Bogota SA
	15		6.125%—11/10/2021[1]	16

				86

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

COLOMBIA—Continued
Principal Amount (000s)			Value (000s)

	CREDIT-LINKED NOTES—1.4%
		Colombian TES
COL$	150,000	11.000%—07/24/2020	$106

	FOREIGN GOVERNMENT OBLIGATIONS—4.1%
		Colombia Government International Bond
	57,000	7.750%—04/14/2021	40
	$72	8.125%—05/21/2024	103
COL$	133,000	12.000%—10/22/2015	95

			238

		Republic of Colombia
	100,000	9.850%—06/28/2027	83

			321

	TOTAL COLOMBIA (Cost $478)		513

EL SALVADOR—0.4%
	FOREIGN GOVERNMENT OBLIGATIONS—0.4%
		El Salvador Government International Bond
	$20	7.650%—06/15/2035	21
	10	7.750%—01/24/2023	11

	TOTAL EL SALVADOR (Cost $32)		32

HONG KONG—0.7%
	(Cost $50)
	CORPORATE BONDS & NOTES—0.7%
		Hutchison Whampoa International 10 Ltd.
	50	6.000%—10/28/2015[3,6]	51

HUNGARY—1.6%
	FOREIGN GOVERNMENT OBLIGATIONS—1.6%
		Hungary Government Bond
HUD$	480	5.500%—02/12/2014	2
	6,610	6.750%—02/12/2013-11/24/2017	30
	4,280	7.500%—10/24/2013-11/12/2020	20
	8,600	8.000%—02/12/2015	40

			92

		Hungary Government International Bond
	€3	3.500%—07/18/2016	3
	8	4.375%—07/04/2017	9
	7	4.500%—01/29/2014	9
	£2	5.000%—03/30/2016	3
	1	5.500%—05/06/2014	2
	€3	5.750%—06/11/2018	4

			30

	TOTAL HUNGARY (Cost $125)		122

INDONESIA—4.8%
	CORPORATE BONDS & NOTES—1.4%
		Bumi Investment Pte Ltd. MTN[7]
	$100	10.750%—10/06/2017	108

	CREDIT-LINKED NOTES—3.1%
		Indonesia Treasury Bond
IDR$	1,900,000	8.250%—07/15/2021	240

	FOREIGN GOVERNMENT OBLIGATIONS—0.3%
		European Bank for Reconstruction & Development MTN[7]
IDR$	100,000	7.200%—06/08/2016	$11
		Inter-American Development Bank MTN[7]
	120,000	0.000%—08/20/2015[8]	11

			22

	TOTAL INDONESIA (Cost $369)		370

KAZAKHSTAN—1.6%
	CORPORATE BONDS & NOTES—0.1%
		BTA Bank JSC
	$46	10.750%—07/01/2018*	8

	FOREIGN GOVERNMENT OBLIGATIONS—1.5%
		KazMunayGas National Co.
	100	7.000%—05/05/2020	115

	TOTAL KAZAKHSTAN (Cost $149)		123

MALAYSIA—6.6%
	FOREIGN GOVERNMENT OBLIGATIONS—6.6%
		Malaysia Government Bond
MYR$	40	3.418%—08/15/2022	13
	30	3.741%—02/27/2015	10
	60	4.012%—09/15/2017	20
	940	4.262%—09/15/2016	323
	20	4.392%—04/15/2026	7

			373

		Petronas Capital Ltd.
	$100	7.875%—05/22/2022	137

	TOTAL MALAYSIA (Cost $501)		510

MEXICO—10.9%
	CORPORATE BONDS & NOTES—2.0%
		Axtel SAB de CV
	30	7.625%—02/01/2017[1]	23
		Cemex SAB de CV
	100	9.000%—01/11/2018	94
		Grupo Televisa SAB
	30	8.500%—03/11/2032	41

			158

	FOREIGN GOVERNMENT OBLIGATIONS—8.9%
		Mexican Bonos
MEX$	600	6.000%—06/18/2015	48
	2,338	6.500%—06/10/2021-06/09/2022	185
	20	7.750%—12/14/2017	2
	2,032	8.000%—06/11/2020	177
	235	8.500%—11/18/2038	20

			432

		Mexican Udibonos
	347	2.500%—12/10/2020[4]	27
	95	5.000%—06/16/2016[4]	8

			35

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

MEXICO—Continued
Principal Amount (000s)			Value (000s)

	FOREIGN GOVERNMENT OBLIGATIONS—Continued
		Mexico Government International Bond
	$34	5.750%—10/12/2110	$37
		Mexico Government International Bond MTN[7]
	4	5.125%—01/15/2020	5
	50	6.050%—01/11/2040	63
	31	6.750%—09/27/2034	42
	14	7.500%—04/08/2033	20
	36	8.300%—08/15/2031	55

			185

		Petroleos Mexicanos
MEX$	30	7.650%—11/24/2021[1]	2

			691

	TOTAL MEXICO (Cost $835)		849

PANAMA—1.4%
	FOREIGN GOVERNMENT OBLIGATIONS—1.4%
		Panama Government International Bond
	$8	6.700%—01/26/2036	11
	5	8.125%—04/28/2034	7
	2	8.875%—09/30/2027	3
	56	9.375%—04/01/2029	92

	TOTAL PANAMA (Cost $103)		113

PERU—3.5%
	CORPORATE BONDS & NOTES—2.6%
		Banco de Credito del Peru
	50	5.375%—09/16/2020[1]	51
		Southern Copper Corporation
	98	6.750%—04/16/2040	108
		Volcan Cia Minera SAA
	40	5.375%—02/02/2022[1]	42

			201

	FOREIGN GOVERNMENT OBLIGATIONS—0.9%
		Peruvian Government International Bond
	20	6.550%—03/14/2037	26
PER$	30	7.840%—08/12/2020	13
	10	8.200%—08/12/2026	5
	$15	8.750%—11/21/2033	24

			68

	TOTAL PERU (Cost $252)		269

PHILIPPINES—0.9%
	(Cost $67)
	FOREIGN GOVERNMENT OBLIGATIONS—0.9%
		Philippine Government International Bond
	46	9.500%—02/02/2030	73

POLAND—5.6%
	FOREIGN GOVERNMENT OBLIGATIONS—5.6%
		Poland Government Bond
PLN$	290	0.000%—01/25/2013-01/25/2014[8]	89

	FOREIGN GOVERNMENT OBLIGATIONS—Continued
		Poland Government Bond—Continued
PLN$	188	3.000%—08/24/2016[4]	$62
	60	5.250%—10/25/2020	19
	280	5.500%—04/25/2015	91
	80	5.750%—10/25/2021	26

			287

		Poland Government International Bond
	$42	5.000%—03/23/2022	45
	13	5.125%—04/21/2021	14
	73	6.375%—07/15/2019	86

			145

	TOTAL POLAND (Cost $429)		432

QATAR—1.9%
	FOREIGN GOVERNMENT OBLIGATIONS—1.9%
		Qatar Government International Bond
	100	6.400%—01/20/2040	121
	15	9.750%—06/15/2030	24

	TOTAL QATAR (Cost $140)		145

ROMANIA—0.1%
	(Cost $6)
	FOREIGN GOVERNMENT OBLIGATIONS—0.1%
		Romanian Government International Bond MTN[7]
	6	6.750%—02/07/2022[1]	6

RUSSIA—5.9%
	CREDIT-LINKED NOTES—2.2%
		Credit Suisse/Nassau
RUS$	5,000	7.400%—06/14/2017	170

	FOREIGN GOVERNMENT OBLIGATIONS—3.7%
		European Investment Bank MTN[7]
	1,100	6.500%—12/15/2015	37
		Russian Foreign Bond—Eurobond
	$166	7.500%—03/31/2030[2]	199
	2	11.000%—07/24/2018	3
	24	12.750%—06/24/2028	44

			246

			283

	TOTAL RUSSIA (Cost $449)		453

SOUTH AFRICA—6.4%
	FOREIGN GOVERNMENT OBLIGATIONS—6.4%
		South Africa Government Bond
ZAR$	1,030	6.750%—03/31/2021	125
	240	7.000%—02/28/2031	26
	50	7.250%—01/15/2020	6
	1,600	8.000%—12/21/2018	213
	60	8.250%—09/15/2017	8
	40	13.500%—09/15/2015	6

			384

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

SOUTH AFRICA—Continued
Principal Amount (000s)			Value (000s)

	FOREIGN GOVERNMENT OBLIGATIONS—Continued
		South Africa Government International Bond
	$100	5.500%—03/09/2020	$114

	TOTAL SOUTH AFRICA (Cost $503)		498

THAILAND—3.2%
	FOREIGN GOVERNMENT OBLIGATIONS—3.2%
		Thailand Government Bond
THD$	577	1.200%—07/14/20214	19
	260	2.800%—10/10/2017	8
	4,930	3.125%—12/11/2015	158
	580	3.250%—06/16/2017	19
	1,070	3.625%—05/22/2015	35
	260	3.650%—12/17/2021	8

	TOTAL THAILAND (Cost $252)		247

TURKEY—8.8%
	CORPORATE BONDS & NOTES—1.1%
		Yuksel Insaat AS
	$100	9.500%—11/10/2015	88

	FOREIGN GOVERNMENT OBLIGATIONS—7.7%
		Turkey Government Bond
TRD$	610	0.000%—02/20/2013-07/17/2013[8]	317
	46	4.000%—04/29/2015[4]	27
	24	4.500%—02/11/2015[4]	14
	200	9.000%—01/27/2016-03/08/2017	114

			472

		Turkey Government International Bond
	$71	6.875%—03/17/2036	81
	23	7.000%—06/05/2020	27
	16	7.250%—03/05/2038	19

			127

			599

	TOTAL TURKEY (Cost $679)		687

UKRAINE—1.2%
	(Cost $104)
	FOREIGN GOVERNMENT OBLIGATIONS—1.2%
		Ukreximbank Via Biz Finance plc
	100	8.375%—04/27/2015	94

UNITED ARAB EMIRATES—2.1%
Principal Amount (000s)			Value (000s)

	CORPORATE BONDS & NOTES—2.1%
		Dolphin Energy Ltd
	$84	5.888%—06/15/2019	$92
		Dubai Holding Commercial Operations MTN Ltd.[7]
	£50	6.000%—02/01/2017	68

	TOTAL UNITED ARAB EMIRATES (Cost $155)		160

URUGUAY—0.7%
	FOREIGN GOVERNMENT OBLIGATIONS—0.7%
		Uruguay Government International Bond
	$2	7.625%—03/21/2036	3
	35	8.000%—11/18/2022	48

	TOTAL URUGUAY (Cost $48)		51

VENEZUELA—2.1%
	FOREIGN GOVERNMENT OBLIGATIONS—2.1%
		Petroleos de Venezuela SA
	149	4.900%—10/28/2014	137
	2	5.000%—10/28/2015	1
	9	5.250%—04/12/2017	7
	13	8.500%—11/02/2017	12

			157

		Venezuela Government International Bond
	2	5.750%—02/26/2016	2

	TOTAL VENEZUELA (Cost $139)		159

SHORT-TERM INVESTMENTS—7.7%
	(Cost $598)
	REPURCHASE AGREEMENTS
	598	Repurchase Agreement with State Street Corporation dated April 30, 2012 due May 1, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corp. (market value $610)	598

	TOTAL INVESTMENTS—98.4% (Cost $7,623)		7,604

	CASH AND OTHER ASSETS, LESS LIABILITIES—1.6%		126

	TOTAL NET ASSETS—100.0%		$7,730

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2012

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	Morgan Stanley and Co. Inc.	$106	$110	05/03/2012	$(4)
Brazilian Real (Buy)	Morgan Stanley and Co. Inc.	106	107	06/04/2012	(1)
Brazilian Real (Sell)	Morgan Stanley and Co. Inc.	106	107	05/03/2012	1
British Pound Sterling (Sell)	Morgan Stanley and Co. Inc.	73	71	05/31/2012	(2)
Colombian Peso (Buy)	Morgan Stanley and Co. Inc.	68	68	05/02/2012	—
Colombian Peso (Sell)	Morgan Stanley and Co. Inc.	68	67	05/02/2012	(1)

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Colombian Peso (Sell)	Morgan Stanley and Co. Inc.	$68	$68	06/01/2012	$—
Chinese Yuan (Buy)	Morgan Stanley and Co. Inc.	54	54	05/16/2012	—
Chinese Yuan (Sell)	Morgan Stanley and Co. Inc.	54	54	05/16/2012	—
Euro Currency (Sell)	Morgan Stanley and Co. Inc.	145	144	05/31/2012	(1)
Mexican Peso (Sell)	Morgan Stanley and Co. Inc.	30	30	05/14/2012	—
Philippine Peso (Buy)	Morgan Stanley and Co. Inc.	16	16	06/08/2012	—
Russian Ruble (Buy)	Morgan Stanley and Co. Inc.	289	283	05/24/2012	6
Russian Ruble (Sell)	Morgan Stanley and Co. Inc.	125	125	05/24/2012	—

					$(2)

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Security in default.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2012, these securities were valued at $301 or 4% of net assets.

2	Step coupon security.

3	Variable rate security. The stated rate represents the rate in effect at April 30, 2012.

4	Inflation-protected securities (IPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

5	Security is linked to the Argentine gross domestic product (“GDP”) and does not pay principal over the life of security or at expiration. Security entitles holder to receive only variable payments, subject to certain conditions, which are based on growth of Argentine GDP and the principal or “notional” value of this GDP-linked security.

6	Perpetuity bond. The maturity date represents the next callable date.

7	MTN after the name of a security stands for Medium Term Note.

8	Zero coupon bond.

a	Principal amount is rounded less than $1,000.

ARD$	Argentine Peso.

R$	Brazilian Real.

£	British Pound.

COL$	Colombian Peso.

€	Euro.

HUD$	Hungarian Forint.

IDR$	Indonesian Rupiah.

MYR$	Malaysian Ringgit.

MEX$	Mexican Peso.

PER$	Peruvian Nuevo Sol.

PLN$	Polish Zloty.

RUS$	Russian Ruble.

ZAR$	South African Rand.

THD$	Thailand Baht.

TRD$	Turkish Lira.

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital

Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2002

Mark Flanagan,

CFA, CPA

Since 2002

Frank Whitley

Since 2002

Shenkman Capital has

subadvised the Fund since its inception in 2002.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

High-yield bonds

Mark Shenkman

Mark Flanagan

Frank Whitley

Management’s Discussion of

Fund Performance

MARKET REVIEW

The high-yield sector generated solid returns for investors for the first half of fiscal 2012, as the BofA Merrill Lynch US High Yield Index returned 6.45%. Riskier asset classes provided the most generous returns as triple-C rated bonds rallied 8.49%, the S&P 500 Index gained 12.77%, and the Russell 2000 Index of small cap stocks returned 11.02%. The high-yield rally in the first four months of calendar 2012 followed an equally strong fourth calendar quarter of 2011 and, not surprisingly, was driven by themes similar to those in place at the close of 2011. Specifically, the slow but steady improvement in the U.S. economy and the continued positive sentiment (i.e., less fear) around Europe were the two main drivers of the rally in U.S. financial markets over the past six months. The risk-on trade was rewarding for high-yield investors as triple-C rated securities gained 8.49% while the double-B and single-B sectors gained 5.86% and 6.29%, respectively.

Demand for high-yield securities was significant as $22.7 billion of high-yield mutual fund inflows came into the market. One factor affecting high-yield mutual fund inflows has been the growth of high-yield exchange-traded funds, or ETFs, which now represent nearly $30 billion of the overall market. In fact, this “timing money” captured over one-third of the inflows into high-yield funds during the last six months. Although high-yield ETFs have shown large tracking errors compared to the broad high-yield indices, tactical investors have significantly ratcheted up demand for this type of investment. Nevertheless, even without these non-strategic ETF investors, mutual fund inflows were still significant. Moreover, augmenting the strong retail demand was core institutional demand for high-yield, which continued at a strong pace. In response, high-yield issuers and their bankers brought $158 billion of primary new issuance to the market during the fiscal first half. Despite the tremendous volume of new issues, the high-yield market held up well as the quality of the issues remained sound. For example, refinancings accounted for over 58% of all new issuance and only 11.35% was rated triple-C. Furthermore, the default environment for high-yield remained benign. At the end of April, the trailing 12-month default rate was virtually unchanged from the 1.9% level six months earlier.

PERFORMANCE

Harbor High-Yield Bond Fund returned 5.69% (Institutional Class), 5.55% (Administrative Class), and 5.49% (Investor Class) for the first half of fiscal 2012, compared with the 6.45% return of the BofA Merrill Lynch US High Yield Index. Key contributors to the Fund’s strong absolute performance were bond holdings in the Gaming, Broadcasting, and Technology sectors, as all of these industry holdings gained more than 7%. However, detracting from the Fund’s relative performance versus the benchmark index were out-of-index weightings in bank loans, convertible securities, and cash. The Fund’s convertible and bank loans holdings returned 2.2% and 4.7%, respectively. The Fund was an active participant in the new-issue market as 53 new issues were added during the last six months.

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
ARAMARK	1.5%
Intelsat Bermuda	1.5%
Windstream Corporation	1.5%
Ford Motor Credit Co. LLC	1.4%
Reynolds Group Issuer Inc.	1.4%
Toys R Us	1.4%
CCO Holdings LLC	1.3%
Sprint Nextel Corp.	1.3%
Cequel Communications Holdings I LLC	1.2%
CIT Group Inc.	1.2%

OUTLOOK AND STRATEGY

After six months of solid performance in both equities and high-yield bonds, it seems almost inevitable that markets will pause to digest the strong gains. However, even if the high-yield market were to experience some intermittent periods of volatility in the near term, we believe the asset class is well positioned to produce solid returns for the full calendar year.

Our positive outlook is predicated on a belief that the Federal Reserve will continue to be accommodative and will not raise interest rates for the balance of calendar 2012. This is supported by numerous recent comments by members of the Federal Open Market Committee and by the fact that the U.S. economy continues to operate well below full capacity. Moreover, the Fed appears to be in no rush to initiate another form of Quantitative Easing or Operation Twist, even though investors have become accustomed to additional doses of monetary stimulus. Eventually, the financial markets must get over the crutch of this easy money policy, and markets must price in the true fundamentals of the economy. We expect these fundamentals to improve over the balance of this year, albeit at a slow and gradual pace. We also expect corporate balance sheets to continue to benefit from improved earnings and continued debt refinancing at lower rates. Moreover, high-yield default rates should continue to remain benign at approximately 2%, which is well below the average high-yield default rate of 4%. Conversely, yield spreads are currently at 616 basis points, or 6.16 percentage points, above U.S. Treasurys, which is above their historical average. These two measures of risk and reward would seem to indicate that investors in the high-yield asset class are favorably positioned in the current environment.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2024

Cusip	411511553

Ticker	HYFAX

Inception Date	12/01/2002

Net Expense Ratio	0.64%[a,b]

Total Net Assets (000s)	$2,062,646

ADMINISTRATIVE CLASS

Fund #	2224

Cusip	411511546

Ticker	HYFRX

Inception Date	12/01/2002

Net Expense Ratio	0.89%[a,b]

Total Net Assets (000s)	$8,083

INVESTOR CLASS

Fund #	2424

Cusip	411511538

Ticker	HYFIX

Inception Date	12/01/2002

Net Expense Ratio	1.01%[a,b]

Total Net Assets (000s)	$150,172

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	7.58%		8.10%

Yield to Maturity	6.53%		7.56%

Current Yield (Institutional Class)	7.23%		N/A

Weighted Average Maturity	6.77 years		6.91 years

Weighted Average Duration	3.42 years		3.92 years

Beta vs. BofA Merrill Lynch US High Yield Index	0.86		1.00

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	14%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	1.22%

>1 to 5	25.65%

>5 to 10	69.46%

>10 to 15	2.63%

>15 to 20	0.00%

>20 to 25	0.69%

>25 yrs.	0.35%

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 28, 2013.

c	Unannualized.

Harbor High-Yield Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2002 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US High-Yield Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor High-Yield Bond Fund
Institutional Class	5.69%	5.42%	6.57%	8.30%	12/01/2002	$21,182
Comparative Index
BofA Merrill Lynch US High Yield Index	6.45%	5.15%	7.77%	10.25%	—	$25,056

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2002 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US High-Yield Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor High-Yield Bond Fund
Administrative Class	5.55%	5.14%	6.31%	8.05%	12/01/2002	$20,730
Investor Class	5.49%	5.02%	6.18%	7.89%	12/01/2002	$20,442
Comparative Index
BofA Merrill Lynch US High Yield Index	6.45%	5.15%	7.77%	10.25%	—	$25,056

As stated in the Fund’s current prospectus, the expense ratios were 0.66% (Net) and 0.70% (Gross) (Institutional Class); 0.91% (Net) and 0.95% (Gross) (Administrative Class); and 1.03% (Net) and 1.07% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 9 months.

a	Annualized.

b	Unannualized.

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 6.2%)

BANK LOAN OBLIGATIONS—6.0%
Principal Amount (000s)		Value (000s)

AEROSPACE & DEFENSE—0.3%
	Sequa Corporation Term Loan
$2,500	3.753%—12/03/2014[1]	$2,482
3,192	6.250%—12/03/2014[1]	3,216

		5,698

CAPITAL MARKETS—0.6%
	Nuveen Investments Inc. First-Lien Term Loan
7,720	5.975%—05/13/2017[1,7]	7,740
	Second-Lien Term Loan
6,350	8.250%—02/28/2019[1]	6,508

		14,248

COMMERCIAL SERVICES & SUPPLIES—1.3%
	Affinion Group Inc. Term Loan B
4,807	5.000%—10/09/2016[1]	4,586
	Asurion Corporation Second Lien Term Loan
18,050	9.000%—05/24/2019[1]	18,363
	Brickman Group Holdings Inc. Term Loan B
1,930	7.250%—10/14/2016[1]	1,952
	ServiceMaster Company Delayed Term Loan
264	2.740%—07/24/2014[1]	261
	Closing Date Loan
3,630	2.830%—07/24/2014[1]	3,598

		3,859

		28,760

CONTAINERS & PACKAGING—0.1%
	Reynolds Group Issuer Inc. Tranche Term Loan C
1,276	6.500%—08/09/2018[1]	1,297

DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
	US TelePacific Inc. Term Loan
3,221	5.750%—02/23/2017[1]	3,093

FOOD & STAPLES RETAILING—0.5%
	US FoodService Term Loan
5,794	2.740%—07/03/2014[1]	5,713
	Term Loan B
4,451	5.750%—03/31/2017[1]	4,473

		10,186

FOOD PRODUCTS—0.4%
	BJ’s Wholesale Club Inc. First Lien Term Facility
7,967	5.250%—09/28/2018[1]	8,040

HEALTH CARE PROVIDERS & SERVICES—0.8%
	inVentiv Health Inc. Term Loan
6,387	6.500%—08/04/2016[1]	6,049
	MultiPlan Inc. Term Loan B
10,718	4.750%—08/26/2017[1,7]	10,713

		16,762

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

HOTELS, RESTAURANTS & LEISURE—0.1%
	MGM Resorts International Term Loan C
$2,700	5.470%—02/23/2015[1,7]	$2,710

HOUSEHOLD PRODUCTS—0.3%
	Jostens Term Loan
5,928	5.250%—12/22/2016[1]	5,863

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.1%
	GenOn Energy Inc. Term Loan
1,919	6.000%—12/04/2017[1]	1,912

LIFE SCIENCES TOOLS & SERVICES—0.3%
	Quintiles Transnational Corporation Term Loan
7,000	7.500%—02/24/2017[1]	7,105

MACHINERY—0.1%
	Rexnord Corp. Term Loan B
2,494	5.000%—04/01/2018[1]	2,518

MEDIA—0.4%
	Cequel Communications Holdings I LLC Term Loan B
2,250	4.000%—02/10/2019[1]	2,230
	Cumulus Media Inc. First-Lien Term Loan
3,988	5.750%—09/17/2018[1]	4,030
	Second-Lien Term Loan
2,000	7.500%—09/16/2019[1]	2,040

		6,070

	Intelsat Jackson Holdings SA Term Loan B
1,800	3.240%—02/01/2014[1]	1,783

		10,083

OIL, GAS & CONSUMABLE FUELS—0.0%
	Frac Tech International LLC Term Loan B
909	6.250%—05/06/2016[1]	874

SOFTWARE—0.1%
	Lawson Software Inc. Term Loan B
3,000	6.250%—04/05/2018[1]	3,046

SPECIALTY RETAIL—0.5%
	Academy Finance Corp. Initial Term Loan
6,249	6.000%—08/03/2018[1]	6,319
	Toys R Us Inc. Term Loan B
4,925	6.000%—09/01/2016[1]	4,934

		11,253

TOTAL BANK LOAN OBLIGATIONS (Cost $131,710)		133,448

CONVERTIBLE BONDS—3.3%
BUILDING PRODUCTS—0.1%
	Lennar Corporation
2,500	2.000%—12/01/2020[2]	2,963

CONTAINERS & PACKAGING—0.4%
	Owens-Brockway Glass Container Inc.
8,300	3.000%—06/01/2015[2]	8,144

ELECTRONIC EQUIPMENT, INSTRUMENTS &COMPONENTS—0.2%
	General Cable Corporation
$4,000	0.875%—11/15/2013	$3,920

ENERGY EQUIPMENT & SERVICES—0.2%
	Exterran Holdings Inc.
2,750	4.250%—06/15/2014	2,729
	Hornbeck Offshore Services Inc.
2,750	1.625%—11/15/2026[3]	2,956

		5,685

HEALTH CARE EQUIPMENT & SUPPLIES—0.1%
	Hologic Inc.
1,950	2.000%—12/15/2037[3]	1,945

HEALTH CARE PROVIDERS & SERVICES—0.3%
	Omnicare Inc.
6,700	3.250%—12/15/2035	6,432

INTERNET SOFTWARE & SERVICES—0.2%
	WebMD Health Corp.
5,950	2.250%—03/31/2016	5,653

MACHINERY—0.4%
	Trinity Industries Inc.
7,650	3.875%—06/01/2036	8,090

METALS & MINING—0.1%
	Patriot Coal Corporation
3,500	3.250%—05/31/2013	3,290

OIL, GAS & CONSUMABLE FUELS—0.3%
	Chesapeake Energy Corp.
6,600	2.500%—05/15/2037	5,758

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.4%
	Advanced Micro Devices Inc.
8,754	6.000%—05/01/2015	9,060

TEXTILES, APPAREL & LUXURY GOODS—0.2%
	Iconix Brand Group Inc.
5,000	2.500%—06/01/2016[2]	4,700

WIRELESS TELECOMMUNICATION SERVICES—0.4%
	Leap Wireless International Inc.
8,500	4.500%—07/15/2014	8,001

TOTAL CONVERTIBLE BONDS (Cost $73,362)		73,641

CONVERTIBLE PREFERRED STOCKS—0.4%
(Cost $11,711)

Shares
COMMUNICATIONS EQUIPMENT—0.4%
	Lucent Technologies Capital Trust I
11,900	7.750%—03/15/2017[6]	9,225

CORPORATE BONDS & NOTES—84.1%
Principal Amount (000s)
AEROSPACE & DEFENSE—0.7%
	Esterline Technologies Corporation
$5,000	7.000%—08/01/2020	5,575

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

AEROSPACE & DEFENSE—Continued
	Huntington Ingalls Industries Inc.
$5,000	7.125%—03/15/2021	$5,319
	Spirit Aerosystems Inc.
4,000	6.750%—12/15/2020	4,320

		15,214

AUTO COMPONENTS—3.4%
	Allison Transmission Inc.
10,000	7.125%—05/15/2019[2]	10,525
1,064	11.000%—11/01/2015[2]	1,123

		11,648

	American Axle & Manufacturing Holding Inc.
2,025	9.250%—01/15/2017[2]	2,263
	American Axle & Manufacturing Inc.
6,850	7.875%—03/01/2017	7,107
	Cooper-Standard Automotive Inc.
2,575	8.500%—05/01/2018	2,794
	Dana Holding Corp.
4,500	6.750%—02/15/2021	4,866
	Delphi Corporation
11,475	6.125%—05/15/2021[2]	12,278
	Goodyear Tire & Rubber Company
5,000	7.000%—05/15/2022	4,987
6,320	8.750%—08/15/2020	6,905

		11,892

	Lear Corporation
2,000	7.875%—03/15/2018	2,200
4,200	8.125%—03/15/2020	4,704

		6,904

	Meritor Inc.
5,000	8.125%—09/15/2015	5,331
	Monitronics International Inc.
5,250	9.125%—04/01/2020[2]	5,276
	Tenneco Inc.
5,705	6.875%—12/15/2020	6,161

		76,520

AUTOMOBILES—0.3%
	AutoNation Inc.
6,000	5.500%—02/01/2020	6,150

BEVERAGES—0.2%
	Constellation Brands Inc.
4,750	7.250%—09/01/2016-05/15/2017	5,391

CAPITAL MARKETS—0.4%
	Neuberger Berman Group LLC
5,000	5.875%—03/15/2022[2]	5,113
	Nuveen Investments Inc.
3,150	10.500%—11/15/2015	3,268

		8,381

CHEMICALS—1.4%
	Ferro Corporation
4,400	7.875%—08/15/2018	4,532
	Huntsman International LLC
8,000	5.500%—06/30/2016	8,050
	LyondellBasell Industries NV
9,500	5.000%—04/15/2019[2]	9,856

CHEMICALS—Continued
	PolyOne Corporation
$8,600	7.375%—09/15/2020	$9,224

		31,662

COMMERCIAL BANKS—1.2%
	CIT Group Inc.
5,000	5.250%—04/01/2014[2]	5,175
4,050	5.250%—03/15/2018	4,176
5,500	5.500%—02/15/2019[2]	5,665
12,050	7.000%—05/02/2016-05/02/2017[2]	12,108

		27,124

COMMERCIAL SERVICES & SUPPLIES—5.6%
	Affinion Group Inc.
3,400	11.500%—10/15/2015	3,026
	ARAMARK Corporation
900	5.000%—06/01/2012	902
19,780	8.500%—02/01/2015	20,299

		21,201

	ARAMARK Holdings Corp.
10,800	8.625%—05/01/2016[2]	11,084
	Ashtead Capital Inc.
2,530	9.000%—08/15/2016[2]	2,653
	Brickman Group Holdings Inc.
1,850	9.125%—11/01/2018[2]	1,831
	Covanta Holding Corporation
6,900	6.375%—10/01/2022	7,132
	Hertz Corporation
650	6.750%—04/15/2019	682
500	7.375%—01/15/2021	540
6,250	7.500%—10/15/2018	6,734

		7,956

	Interline Brands Inc.
2,400	7.000%—11/15/2018	2,553
	Iron Mountain Inc.
2,950	6.625%—01/01/2016	2,961
1,660	8.000%—06/15/2020	1,766

		4,727

	RR Donnelley & Sons Company
2,500	7.250%—05/15/2018	2,431
1,600	7.625%—06/15/2020	1,526

		3,957

	RSC Equipment Rental Inc.
3,000	8.250%—02/01/2021	3,255
850	10.250%—11/15/2019	961

		4,216

	ServiceMaster Company
8,350	8.000%—02/15/2020[2]	8,976
9,428	10.750%—07/15/2015[1,2]	9,864

		18,840

	United Rentals North America Inc.
3,450	9.250%—12/15/2019	3,864
2,250	10.875%—06/15/2016	2,557

		6,421

	UR Financing Escrow Corp.
5,650	5.750%—07/15/2018[2]	5,848

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

COMMERCIAL SERVICES & SUPPLIES—Continued
$8,750	7.625%—04/15/2022[2]	$9,275

		15,123

	West Corporation
7,000	7.875%—01/15/2019	7,499
3,000	8.625%—10/01/2018	3,307
2,440	11.000%—10/15/2016	2,605

		13,411

		124,131

COMMUNICATIONS EQUIPMENT—1.3%
	Avaya Inc.
7,100	7.000%—04/01/2019[2]	7,135
6,000	9.750%—11/01/2015	5,978

		13,113

	CommScope Inc.
10,000	8.250%—01/15/2019[2]	10,725
	Syniverse Holdings Inc.
4,750	9.125%—01/15/2019	5,290

		29,128

CONSUMER FINANCE—2.1%
	Ally Financial Inc.
5,000	6.875%—08/28/2012	5,075
	Ford Motor Credit Co. LLC
10,000	5.000%—05/15/2018	10,831
10,000	5.875%—08/02/2021	11,321
2,500	7.000%—04/15/2015	2,794
5,250	8.125%—01/15/2020	6,668

		31,614

	TransUnion Financing Corp.
1,600	11.375%—06/15/2018	1,908
	TransUnion Holding Co. Inc.
6,450	9.625%—06/15/2018[2]	6,950

		45,547

CONTAINERS & PACKAGING—2.3%
	Ardagh Packaging Finance plc
2,500	7.375%—10/15/2017[2]	2,719
9,500	9.125%—10/15/2020[2]	10,331

		13,050

	Reynolds Group Issuer Inc.
8,000	7.750%—10/15/2016[2]	8,500
9,500	8.500%—02/15/2021[2]	9,215
1,600	9.000%—04/15/2019[2]	1,616
3,500	9.500%—05/15/2018[2]	3,553
5,375	9.875%—08/15/2019[2]	5,610

		28,494

	Sealed Air Corporation
3,000	8.375%—09/15/2021[2]	3,420
	Silgan Holdings Inc.
7,000	5.000%—04/01/2020[2]	7,087

		52,051

DIVERSIFIED CONSUMER SERVICES—0.1%
	Education Management LLC
2,800	8.750%—06/01/2014	2,737

DIVERSIFIED TELECOMMUNICATION SERVICES—5.5%
	CenturyLink Inc.
15,000	5.800%—03/15/2022	14,899
	Cincinnati Bell Inc.
7,500	8.750%—03/15/2018	7,069

DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	Equinix Inc.
$3,500	7.000%—07/15/2021	$3,832
2,850	8.125%—03/01/2018	3,164

		6,996

	Frontier Communications Corporation
4,150	7.875%—04/15/2015	4,523
11,000	8.250%—05/01/2014-04/15/2017	11,957
3,500	8.500%—04/15/2020	3,658

		20,138

	Level 3 Financing Inc.
14,850	8.125%—07/01/2019[2]	15,295
1,700	8.625%—07/15/2020[2]	1,785
1,800	8.750%—02/15/2017	1,881

		18,961

	PAETEC Holding Corp.
3,850	8.875%—06/30/2017	4,225
2,500	9.875%—12/01/2018	2,844

		7,069

	Qwest Capital Funding Inc.
3,580	6.500%—11/15/2018	3,840
	Qwest Communications International Inc.
2,550	7.125%—04/01/2018	2,735
4,000	7.500%—02/15/2014	4,020

		6,755

	TW Telecom Holdings Inc.
7,050	8.000%—03/01/2018	7,755
	Wind Acquisition Finance SA
1,000	7.250%—02/15/2018[2]	953
2,000	11.750%—07/15/2017[2]	1,975

		2,928

	Windstream Corporation
3,000	7.000%—03/15/2019	3,075
12,700	7.750%—10/15/2020	13,652
5,900	7.875%—11/01/2017	6,549
3,000	8.125%—09/01/2018	3,240

		26,516

		122,926

ELECTRIC UTILITIES—0.8%
	NRG Energy Inc.
2,000	7.375%—01/15/2017	2,083
3,650	7.875%—05/15/2021	3,586
11,750	8.250%—09/01/2020	11,838

		17,507

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.8%
	Sanmina-SCI Corporation
9,800	7.000%—05/15/2019[2]	10,070
2,850	8.125%—03/01/2016	2,953

		13,023

	Sensata Technologies BV
5,200	6.500%—05/15/2019[2]	5,447

		18,470

ENERGY EQUIPMENT & SERVICES—2.1%
	Basic Energy Services Inc.
5,850	7.750%—02/15/2019	5,996
	Bristow Group Inc.
1,500	7.500%—09/15/2017	1,575

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

ENERGY EQUIPMENT & SERVICES—Continued
	Exterran Holdings Inc.
$6,000	7.250%—12/01/2018	$5,790
	Gulfmark Offshore Inc.
9,400	6.375%—03/15/2022[2]	9,612
	Hornbeck Offshore Services Inc.
6,750	8.000%—09/01/2017	7,324
	Precision Drilling Corporation
4,000	6.625%—11/15/2020	4,190
	SESI LLC
10,450	7.125%—12/15/2021[2]	11,364

		45,851

FOOD & STAPLES RETAILING—1.4%
	Ingles Markets Inc.
2,500	8.875%—05/15/2017	2,719
	NBTY Inc.
4,700	9.000%—10/01/2018	5,211
	Pantry Inc.
3,000	7.750%—02/15/2014	3,015
	Stater Brothers Holdings
3,850	7.750%—04/15/2015	3,956
	SUPERVALU Inc.
6,500	7.500%—11/15/2014	6,638
3,125	8.000%—05/01/2016	3,297

		9,935

	Tops Markets LLC
4,000	10.125%—10/15/2015	4,300
	US FoodService
1,850	8.500%—06/30/2019[2]	1,905

		31,041

FOOD PRODUCTS—1.4%
	Del Monte Corporation
8,000	7.625%—02/15/2019	8,120
	Dole Foods Company Inc.
1,250	8.000%—10/01/2016[2]	1,325
	Michael Foods Inc.
1,750	9.750%—07/15/2018	1,934
	Pinnacle Foods Finance LLC
6,900	8.250%—09/01/2017	7,504
8,297	9.250%—04/01/2015	8,546

		16,050

	TreeHouse Foods Inc.
3,500	7.750%—03/01/2018	3,797

		31,226

HEALTH CARE EQUIPMENT & SUPPLIES—1.6%
	Alere Inc.
5,000	7.875%—02/01/2016	5,231
	Biomet Inc.
8,100	10.000%—10/15/2017	8,778
13,850	11.625%—10/15/2017	15,097

		23,875

	DJO Finance LLC
1,000	10.875%—11/15/2014	1,025
	Universal Hospital Services Inc.
5,150	8.500%—06/01/2015[1]	5,301

		35,432

HEALTH CARE PROVIDERS & SERVICES—4.9%
	AMGH Merger Sub Inc.
$7,500	9.250%—11/01/2018[2]	$7,762
	DaVita Inc.
3,000	6.375%—11/01/2018	3,157
	Endo Pharmaceuticals Holdings Inc.
1,860	7.000%—12/15/2020	1,997
8,200	7.250%—01/15/2022	8,835

		10,832

	Fresenius Medical Care US Finance II Inc.
9,700	5.875%—01/31/2022[2]	9,882
	HCA Inc.
15,450	5.875%—03/15/2022	15,740
2,250	6.300%—10/01/2012	2,284
3,100	6.500%—02/15/2016-02/15/2020	3,334
3,500	7.500%—02/15/2022	3,776

		25,134

	LifePoint Hospitals Inc.
4,000	6.625%—10/01/2020	4,230
	MultiPlan Inc.
9,000	9.875%—09/01/2018[2]	9,810
	Omega Healthcare Investors Inc.
4,200	6.750%—10/15/2022	4,431
	Service Corporation International
1,500	7.375%—10/01/2014	1,646
250	7.625%—10/01/2018	282

		1,928

	Tenet Healthcare Corporation
6,500	6.250%—11/01/2018[2]	6,776
12,375	8.000%—08/01/2020	12,932
2,750	9.250%—02/01/2015	3,087

		22,795

	Universal Health Services Inc.
2,900	7.000%—10/01/2018	3,136
	Universal Hospital Services Inc.
850	4.121%—06/01/2015[4]	810
	Vanguard Health Holding Co. II LLC
5,225	8.000%—02/01/2018	5,349
	Vanguard Health Systems Inc.
233	0.000%—02/01/2016[5]	156

		109,412

HEALTH CARE TECHNOLOGY—0.1%
	MedAssets Inc.
2,200	8.000%—11/15/2018	2,310

HOTELS, RESTAURANTS & LEISURE—4.3%
	Ameristar Casinos Inc.
7,000	7.500%—04/15/2021	7,438
4,550	7.500%—04/15/2021[2]	4,834

		12,272

	Boyd Gaming Corporation
2,075	6.750%—04/15/2014	2,088
1,700	7.125%—02/01/2016	1,666
11,150	9.125%—12/01/2018	11,763

		15,517

	Felcor Lodging LP
8,475	6.750%—06/01/2019	8,602
	Host Hotels & Resorts LP
4,500	5.250%—03/15/2022[2]	4,494

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HOTELS, RESTAURANTS & LEISURE—Continued
$3,500	6.000%—10/01/2021[2]	$3,745

		8,239

	Isle of Capri Casinos Inc.
8,050	7.000%—03/01/2014	8,070
3,250	7.750%—03/15/2019	3,364

		11,434

	MGM Resorts International
1,925	6.750%—04/01/2013	2,003
1,000	7.500%—06/01/2016	1,045
1,850	7.625%—01/15/2017	1,929
4,850	7.750%—03/15/2022	4,983
2,250	9.000%—03/15/2020	2,520
2,100	10.375%—05/15/2014	2,405

		14,885

	Penn National Gaming Inc.
2,750	8.750%—08/15/2019	3,080
	Pinnacle Entertainment Inc.
4,350	8.625%—08/01/2017	4,785
7,050	8.750%—05/15/2020	7,808

		12,593

	Scientific Games Corporation
7,400	8.125%—09/15/2018	8,057
	Scientific Games International Inc.
200	7.875%—06/15/2016[2]	209

		94,888

HOUSEHOLD DURABLES—0.3%
	Jarden Corporation
4,500	7.500%—01/15/2020	4,927
750	8.000%—05/01/2016	825

		5,752

HOUSEHOLD PRODUCTS—1.1%
	ACCO Brands Corporation
5,000	6.750%—04/30/2020[2]	5,200
6,400	7.625%—08/15/2015	6,579
1,400	10.625%—03/15/2015	1,530

		13,309

	Central Garden Co.
5,000	8.250%—03/01/2018	5,181
	Prestige Brands Inc.
1,750	8.125%—02/01/2020[2]	1,921
	Sealy Mattress Co.
350	8.250%—06/15/2014	350
	Spectrum Brands Holdings Inc.
3,250	9.500%—06/15/2018	3,697

		24,458

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.3%
	Calpine Corporation
9,150	7.500%—02/15/2021[2]	9,836
8,150	7.875%—07/31/2020[2]	8,924

		18,760

	GenOn Americas Generation LLC
6,525	8.500%—10/01/2021	5,905
	GenOn Energy Inc.
3,750	7.625%—06/15/2014	3,844

		28,509

INDUSTRIAL CONGLOMERATES—0.3%
	Tomkins LLC
$6,885	9.000%—10/01/2018	$7,694

INTERNET & CATALOG RETAIL—0.2%
	QVC Inc.
750	7.375%—10/15/2020[2]	825
2,600	7.500%—10/01/2019[2]	2,873

		3,698

IT SERVICES—1.1%
	Interactive Data Corp.
7,250	10.250%—08/01/2018	8,229
	SunGard Data Systems Inc.
4,200	7.375%—11/15/2018	4,504
10,222	10.250%—08/15/2015	10,644

		15,148

		23,377

LEISURE EQUIPMENT & PRODUCTS—0.1%
	Easton-Bell Sports Inc.
3,000	9.750%—12/01/2016	3,334

MACHINERY—0.9%
	Oshkosh Corporation
2,750	8.250%—03/01/2017	2,998
	SPX Corp.
1,500	6.875%—09/01/2017	1,650
	Terex Corporation
9,250	6.500%—04/01/2020	9,527
3,400	8.000%—11/15/2017	3,578
1,750	10.875%—06/01/2016	1,991

		15,096

		19,744

MEDIA—15.8%
	Allbritton Communications Company
5,000	8.000%—05/15/2018	5,350
	Alliance Data Systems Corporation
7,250	6.375%—04/01/2020[2]	7,449
	AMC Networks Inc.
5,525	7.750%—07/15/2021[2]	6,202
	Belo Corp.
2,900	8.000%—11/15/2016	3,234
	Bresnan Broadband Holdings LLC
1,650	8.000%—12/15/2018[2]	1,691
	Cablevision Systems Corporation
2,850	7.750%—04/15/2018	3,042
4,050	8.000%—04/15/2020	4,394
1,000	8.625%—09/15/2017	1,103

		8,539

	CCO Holdings LLC
6,250	6.625%—01/31/2022	6,570
10,000	7.250%—10/30/2017	10,925
4,000	7.375%—06/01/2020	4,385
3,100	7.875%—04/30/2018	3,371
2,350	8.125%—04/30/2020	2,644

		27,895

	Cequel Communications Holdings I LLC
22,085	8.625%—11/15/2017[2]	23,962
	Clear Channel Worldwide Holdings Inc.
8,850	7.625%—03/15/2020[2]	8,755

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

MEDIA—Continued
$3,000	9.250%—12/15/2017	$3,304

		12,059

	CSC Holdings LLC
4,400	6.750%—11/15/2021[2]	4,587
250	7.625%—07/15/2018	278

		4,865

	Cumulus Media Holdings Inc.
7,000	7.750%—05/01/2019	6,659
	DISH DBS Corporation
3,000	6.625%—10/01/2014	3,270
15,650	6.750%—06/01/2021	17,215

		20,485

	Gannett Co. Inc.
3,700	6.375%—09/01/2015	3,950
5,000	7.125%—09/01/2018	5,337

		9,287

	GCI Inc.
7,000	6.750%—06/01/2021	7,105
	Gray Television Inc.
11,000	10.500%—06/29/2015	11,605
	Hughes Satellite Systems Corporation
1,650	6.500%—06/15/2019	1,774
16,525	7.625%—06/15/2021	17,992

		19,766

	Inmarsat Finance plc
4,750	7.375%—12/01/2017[2]	5,130
	Intelsat Jackson Holdings SA
6,525	7.250%—10/15/2020	6,835
1,000	7.250%—10/15/2020[2]	1,048
1,950	7.500%—04/01/2021	2,057
10,000	11.250%—06/15/2016	10,537

		20,477

	Intelsat Luxembourg SA
9,900	11.250%—02/04/2017	10,296
	Lamar Media Corporation
9,150	5.875%—02/01/2022[2]	9,447
7,000	7.875%—04/15/2018	7,691

		17,138

	Mediacom Broadband LLC
3,135	8.500%—10/15/2015	3,245
	Mediacom Capital Corp.
7,000	7.250%—02/15/2022[2]	7,140
6,800	9.125%—08/15/2019	7,446

		14,586

	Nexstar Broadcasting Inc.
3,200	8.875%—04/15/2017	3,432
	Nielsen Finance LLC
4,050	7.750%—10/15/2018	4,496
652	11.625%—02/01/2014	758

		5,254

	Quebecor Media Inc.
7,000	7.750%—03/15/2016	7,219
	Sirius XM Radio Inc.
7,750	8.750%—04/01/2015[2]	8,835

MEDIA—Continued
	Telesat LLC
$11,050	6.000%—05/15/2017[2]	$11,050
9,450	11.000%—11/01/2015	10,088

		21,138

	UPCB Finance V Ltd.
5,080	7.250%—11/15/2021[2]	5,372
	UPCB Finance VI Ltd.
18,500	6.875%—01/15/2022[2]	19,101
	Valassis Communications Inc.
3,600	6.625%—02/01/2021	3,672
	Viasat Inc.
3,500	6.875%—06/15/2020[2]	3,561
4,650	8.875%—09/15/2016	5,057

		8,618

	Videotron Ltee
5,000	5.000%—07/15/2022[2]	5,013
	Virgin Media Finance plc
5,000	5.250%—02/15/2022	5,025
1,242	9.500%—08/15/2016	1,397

		6,422

	XM Satellite Radio Inc.
8,000	7.625%—11/01/2018[2]	8,760

		349,861

METALS & MINING—0.8%
	Alpha Natural Resources Inc.
3,500	6.250%—06/01/2021	3,281
	Arch Coal Inc.
5,250	7.250%—06/15/2021[2]	4,712
2,000	8.750%—08/01/2016	2,015

		6,727

	FMG Resources August 2006 Pty Ltd.
3,400	7.000%—11/01/2015[2]	3,536
	JMC Steel Group
3,400	8.250%—03/15/2018[2]	3,536
	Patriot Coal Corporation
900	8.250%—04/30/2018	671

		17,751

MULTILINE RETAIL—0.3%
	Neiman Marcus Group Inc.
6,554	10.375%—10/15/2015	6,898

OFFICE ELECTRONICS—0.7%
	CDW LLC
14,750	8.500%—04/01/2019	15,856

OIL, GAS & CONSUMABLE FUELS—9.1%
	AmeriGas Finance LLC
7,550	7.000%—05/20/2022	7,720
	Bill Barrett Corporation
4,500	7.000%—10/15/2022	4,354
3,600	7.625%—10/01/2019	3,654
3,000	9.875%—07/15/2016	3,345

		11,353

	Chaparral Energy Inc.
6,500	8.250%—09/01/2021	6,955

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
$2,200	8.875%—02/01/2017	$2,309

		9,264

	Chesapeake Energy Corp.
6,350	6.775%—03/15/2019	6,183
	Chesapeake Midstream Partners LP
3,500	6.125%—07/15/2022	3,386
	Chesapeake Oilfield Finance Inc.
3,900	6.625%—11/15/2019[2]	3,686
	Cimarex Energy Co.
11,650	5.875%—05/01/2022	12,087
	Compagnie Générale de Géophysique-Veritas
5,100	6.500%—06/01/2021	5,278
2,000	7.750%—05/15/2017	2,090
1,000	9.500%—05/15/2016	1,100

		8,468

	Concho Resources Inc.
9,800	5.500%—10/01/2022	9,812
	Continential Resources Inc.
1,400	8.250%—10/01/2019	1,575
	Copano Energy LLC
3,000	7.125%—04/01/2021	3,180
1,750	7.750%—06/01/2018	1,859

		5,039

	Denbury Resources Inc.
4,300	6.375%—08/15/2021	4,579
3,088	8.250%—02/15/2020	3,459

		8,038

	Eagle Rock Energy Partners LP
6,400	8.375%—06/01/2019	6,656
	El Paso Corporation
850	7.000%—06/15/2017	960
1,500	7.250%—06/01/2018	1,724

		2,684

	Ferrellgas LP/Ferrellgas Finance Corp.
4,350	6.500%—05/01/2021	3,991
2,550	9.125%—10/01/2017	2,697

		6,688

	Frac Tech Finance Inc.
7,114	8.125%—11/15/2018[2]	7,381
	Helix Energy Solutions Group Inc.
926	9.500%—01/15/2016[2]	973
	Inergy Finance Corp.
5,074	6.875%—08/01/2021	5,150
5,000	7.000%—10/01/2018	5,150

		10,300

	Key Energy Services Inc.
7,750	6.750%—03/01/2021	8,021
2,500	6.750%—03/01/2021[2]	2,575

		10,596

	Linn Energy LLC
4,450	6.250%—11/01/2019[2]	4,389
1,500	6.500%—05/15/2019[2]	1,515
3,000	7.750%—02/01/2021	3,180

		9,084

OIL, GAS & CONSUMABLE FUELS—Continued
	MarkWest Energy Finance Corp.
$4,900	6.250%—06/15/2022	$5,182
3,900	6.750%—11/01/2020	4,300

		9,482

	Oasis Petroleum Inc.
3,550	7.250%—02/01/2019	3,781
	Oil States International Inc.
6,250	6.500%—06/01/2019	6,641
	PetroBakken Energy Ltd.
6,500	8.625%—02/01/2020[2]	6,792
	Plains Exploration & Production Company
4,650	6.125%—06/15/2019	4,720
7,100	6.750%—02/01/2022	7,419
6,100	7.625%—06/01/2018-04/01/2020	6,588

		18,727

	Regency Energy Partners LP
4,350	6.500%—07/15/2021	4,633
10,000	6.875%—12/01/2018	10,650

		15,283

		201,679

PAPER & FOREST PRODUCTS—0.4%
	Cascades Inc.
3,750	7.750%—12/15/2017	3,731
	Graphic Package International Inc.
3,000	7.875%—10/01/2018	3,345
1,000	9.500%—06/15/2017	1,115

		4,460

		8,191

PHARMACEUTICALS—1.5%
	Mylan Inc.
7,750	6.000%—11/15/2018[2]	8,176
	Valeant Pharmaceuticals International
1,800	6.500%—07/15/2016[2]	1,874
10,750	6.750%—10/01/2017[2]	11,113
3,000	6.875%—12/01/2018[2]	3,105

		16,092

	Warner Chilcott Corporation
7,750	7.750%—09/15/2018	8,506

		32,774

PROFESSIONAL SERVICES—0.3%
	FTI Consulting Inc.
6,600	6.750%—10/01/2020	7,021
500	7.750%—10/01/2016	522

		7,543

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.1%
	MPT Operating Partnership LP
2,500	6.875%—05/01/2021	2,625

ROAD & RAIL—0.8%
	Avis Budget Car Rental LLC
1,867	7.625%—05/15/2014	1,874
3,500	7.750%—05/15/2016	3,601
8,100	8.250%—01/15/2019	8,525
2,150	8.250%—01/15/2019[2]	2,263
1,750	9.625%—03/15/2018	1,916

		18,179

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.6%
	Advanced Micro Devices Inc.
$8,450	7.750%—08/01/2020	$9,359
3,050	8.125%—12/15/2017	3,370

		12,729

SOFTWARE—0.4%
	Lawson Software Inc.
8,950	9.375%—04/01/2019[2]	9,398

SPECIALTY RETAIL—3.3%
	Jo-Ann Stores Inc.
5,000	8.125%—03/15/2019[2]	5,025
	Limited Brands Inc.
4,000	5.625%—02/15/2022	4,045
1,500	6.900%—07/15/2017	1,686
1,800	8.500%—06/15/2019	2,140

		7,871

	Michaels Stores Inc.
5,950	7.750%—11/01/2018	6,292
10,250	11.375%—11/01/2016	10,942
2,100	13.000%—11/01/2016[3]	2,239

		19,473

	Penske Automotive Group Inc.
8,150	7.750%—12/15/2016	8,507
	Sally Holdings LLC
3,450	6.875%—11/15/2019[2]	3,691
	Susser Holdings LLC
2,850	8.500%—05/15/2016	3,135
	Toys R Us—Delaware Inc.
4,250	7.375%—09/01/2016[2]	4,346
	Toys R Us Inc.
8,750	7.875%—04/15/2013	9,012
	Toys R Us Property Co. I LLC
3,200	10.750%—07/15/2017	3,536
	Toys R Us Property Co. II LLC
8,200	8.500%—12/01/2017	8,569
	Yankee Acquisition Corp.
165	8.500%—02/15/2015	169

		73,334

TEXTILES, APPAREL & LUXURY GOODS—1.0%
	Hanesbrands Inc.
$8,750	6.375%—12/15/2020	$9,078
3,100	8.000%—12/15/2016	3,429

		12,507

	Levi Strauss & Co.
5,150	6.875%—05/01/2022[2]	5,292
2,800	7.625%—05/15/2020	3,021
630	8.875%—04/01/2016	652

		8,965

		21,472

WIRELESS TELECOMMUNICATION SERVICES—1.8%
	Crown Castle International Corp.
5,525	7.125%—11/01/2019	6,078
5,000	9.000%—01/15/2015	5,550

		11,628

	Nextel Communications Inc.
13,375	6.875%—10/31/2013	13,442
11,000	7.375%—08/01/2015	10,725

		24,167

	Sprint Nextel Corp.
4,450	7.000%—03/01/2020[2]	4,550

		40,345

TOTAL CORPORATE BONDS & NOTES (Cost $1,786,512)		1,868,300

SHORT-TERM INVESTMENTS—5.4%
(Cost $119,522)
REPURCHASE AGREEMENTS
119,522	Repurchase Agreement with State Street Corporation dated April 30, 2012 due May 1, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corp. (market value $121,915)	119,522

TOTAL INVESTMENTS—99.2% (Cost $2,122,817)		2,204,136

CASH AND OTHER ASSETS, LESS LIABILITIES—0.8%		16,765

TOTAL NET ASSETS—100.0%		$2,220,901

FAIR VALUE MEASUREMENTS

Holdings in Communications Equipment category valued at $9,225 are classified as Level 1. All other holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

1	Variable rate security. The stated rate represents the rate in effect at April 30, 2012.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2012, these securities were valued at $583,434 or 26% of net assets.

3	Step coupon security.

4	Floating rate security. The stated rate represents the rate in effect at April 30, 2012.

5	Zero coupon bond.

6	The maturity date represents the next callable date.

7	Position or a portion of the position represents an unsettled loan commitment. At period end, the total market value of unsettled commitments totaled $21,163 or 1% of net assets. The coupon rate will be determined at the time of settlement.

The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

William Gross, CFA

Since 1987

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE
CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality

William Gross

Management’s Discussion of

Fund Performance

MARKET REVIEW

Economic policy continued to have a major influence on fixed income markets during the first half of fiscal 2012. Markets reflected optimism over measures taken by European policymakers to prevent an expansion of the European sovereign debt crisis. In response to rising unemployment and worsening debt-to-GDP ratios, the International Monetary Fund announced a liquidity program designed to provide more-favorable financing conditions for countries struggling with escalating borrowing costs. The European Central Bank continued its Long Term Refinancing Operations and provided euro-zone banks with low-interest loans. On this side of the Atlantic, the U.S. released economic data reflecting an improved short-term outlook, supported by higher consumer confidence and a lower unemployment rate. While keeping the federal funds rate in the range of 0% to 0.25%, the Federal Reserve also indicated that economic conditions were likely to warrant exceptionally low rates at least through late 2014, in an effort to provide continued support for the nascent recovery. The benchmark 10-year U.S. Treasury note yield closed the fiscal first half at 1.91%, 20 basis points lower than it was six months earlier. (A basis point equals one-hundredth of a percentage point.) The Treasury yield curve flattened as long-term yields fell more than short-term yields.

Most fixed income spread sectors outperformed U.S. Treasurys. Corporate bonds outpaced Treasurys on supportive technical factors and encouraging U.S. economic data. From a relative standpoint, the financials area significantly outperformed the broader corporate sector due to supportive central bank actions in the euro zone, as well as a generally positive outcome of the Federal Reserve’s stress tests for 19 U.S. banks.

Agency mortgage-backed securities outperformed Treasurys on a like-duration basis. Commercial mortgage-backed securities also outperformed like-duration Treasurys as investor demand for risk assets increased. Emerging market external bonds generally outperformed Treasurys as investor risk appetites increased amid improved U.S. economic data and continued liquidity injections by the European Central Bank. Municipal bonds, both tax-exempt and taxable Build America Bonds, posted positive absolute returns. Demand for Build America Bonds remained strong as this sector continued to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

PERFORMANCE

Harbor Bond Fund outperformed the Barclays Capital U.S. Aggregate Bond Index for the last six months and continued its longer-term outperformance of the benchmark. The Fund returned 4.66% (Institutional Class) and 4.52% (Administrative Class) for the fiscal first half, compared with the benchmark’s return of 2.44%. From a longer-term perspective, the Fund outperformed the benchmark for the 5 years ended April 30. (The Fund’s Institutional Class shares also outperformed the index for the 10 years ended April 30, while the other share classes do not yet have a 10-year history.)

Factors contributing to the Fund’s outperformance of the index over the last six months included the following strategies.

•	An overweight to U.S. duration, which helped performance as Treasury yields fell.

•	Modest interest rate exposure to other developed countries, particularly the U.K., as interest rates in those markets fell.

•	An overweight to mortgage-backed securities, amid strong demand for high-quality bonds that offered extra yield over Treasurys.

Harbor Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Federal National Mortgage Association TBA	29.9%
U.S. Treasury	28.5%
Federal National Mortgage Association	21.8%
Federal Home Loan Mortgage Corp.	3.5%
Province of Ontario Canada	1.5%
Wells Fargo & Co.	2.0%
Federal National Mortgage Association REMIC	1.3%
Mexican Bonos	1.2%
Citigroup Capital XXI	1.1%
Citigroup Inc.	1.1%

•	An overweight to financials, as the sector outpaced the broader corporate market.

•	Exposure to high-yield corporate securities, as the sector outperformed like-duration Treasurys.

•	Modest positions in emerging markets, which outperformed.

•	An allocation to municipal bonds, particularly Build America Bonds, as the sector outperformed like-duration Treasurys.

Currency strategies, particularly exposure to the Brazilian real, detracted from returns as the Brazilian currency depreciated against the U.S. dollar.

OUTLOOK AND STRATEGY

We expect the global economy to grow at a real rate of 1.0% to 2.0% over the year ahead. The Long-Term Refinancing Operations (LTROs) carried out by the European Central Bank have temporarily stabilized financial markets. While the LTROs improve liquidity and capital market access, however, they do not address the more fundamental problems of credit quality of sovereign borrowers, uneven competitiveness, currency rigidity, and a lack of coordinated vision among monetary and fiscal authorities. We expect the de-leveraging process in Europe to continue to play a dominant role in the global economy over the cyclical horizon. In our view, euro-zone solvency will be improved only with higher nominal growth and a reduction in sovereign borrowing costs.

With respect to strategy, we plan to:

•	Position portfolios defensively with a preference for income over price appreciation, as risk premiums appear to be fairly or richly priced relative to our outlook.

•	Continue to maintain a neutral duration position, focused on countries with healthier balance sheets and independent monetary policy—primarily the United States but also Canada, Australia, and Brazil.

•	Concentrate on the 5-to-10 year portion of yield curves, which we think offer the best potential for price appreciation given the suppression of yields on shorter maturities.

•

Maintain holdings in U.S. agency mortgages as a source of high-quality yield; while mortgage-backed securities appear to be fairly valued, we believe they offer favorable risk-adjusted returns relative to other sectors.

•	Retain exposure to select corporate and quasi-sovereign bonds in emerging markets countries with strong fundamentals and high-quality balance sheets.

•	Continue to hold high-quality municipal bonds with a focus on essential-service revenue bonds such as water and sewer, power, and airports.

•	Reduce exposure to emerging market and commodity-intensive currencies; focus on the U.S. dollar, as the domestic economy improves relative to slowing emerging economies.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2014

Cusip	411511108

Ticker	HABDX

Inception Date	12/29/1987

Net Expense Ratio	0.54%[a,b]

Total Net Assets (000s)	$7,336,632

ADMINISTRATIVE CLASS

Fund #	2214

Cusip	411511686

Ticker	HRBDX

Inception Date	11/01/2002

Net Expense Ratio	0.79%[a,b]

Total Net Assets (000s)	$168,850

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 28, 2013.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	3.51%		3.86%

Yield to Maturity	3.40%		2.07%

Current 30-Day Yield (Institutional Class)	3.28%		N/A

Weighted Average Maturity	6.19 years		7.11 years

Weighted Average Duration	4.92 years		4.56 years

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	230%	[c]	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.00%

>1 to 5	56.85%

>5 to 10	35.50%

>10 to 15	11.34%

>15 to 20	1.90%

>20 to 25	0.53%

>25 yrs.	-0.97%

Harbor Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2002 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Bond Fund
Institutional Class	4.66%	4.68%	7.85%	6.55%	12/29/1987	$18,856
Comparative Index
Barclays Capital U.S. Aggregate Bond	2.44%	7.54%	6.37%	5.71%	—	$17,429

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Bond Fund
Administrative Class	4.52%	4.41%	7.58%	6.14%	11/01/2002	$17,611
Comparative Index
Barclays Capital U.S. Aggregate Bond	2.44%	7.54%	6.37%	5.39%	—	$16,458

As stated in the Fund’s current prospectus, the expense ratios were 0.55% (Net) and 0.57% (Gross) (Institutional Class) and 0.80% (Net) and 0.82% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver until 02/28/2013. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of –28.0%)

ASSET-BACKED SECURITIES—1.6%
Principal Amount (000s)		Value (000s)

	Access Group Inc.
	Series 2008-1 Cl. A
$16,411	1.766%—10/27/2025[1]	$16,429
	Asset Backed Funding Certificates
	Series 2005-HE2 Cl. M1
1,465	0.719%—06/25/2035[1]	1,447
	Bank of America Auto Trust
	Series 2009-2A Cl. A4
41,000	3.030%—10/15/2016[2]	41,460
	Citibank Omni Master Trust
	Series 2009-A8 Cl. A8
3,910	2.340%—05/16/2016[1,2]	3,913
	Countrywide Asset-Backed Certificates
	Series 2001-BC3 Cl. A
257	0.719%—12/25/2031[1]	139
	Series 2005-15 Cl. 1AF3
11,658	5.442%—04/25/2036[3]	10,825

		10,964

	Credit-Based Asset Servicing & Securitization LLC
	Series 2006-CB9 Cl. A1
177	0.299%—11/25/2036[1]	68
	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
170	0.309%—12/25/2036[1]	112
	HSBC Home Equity Loan Trust
	Series 2007-1 Cl. AS
5,408	0.440%—03/20/2036[1]	4,623
	Long Beach Mortgage Loan Trust
	Series 2004-4 Cl. 1A1
111	0.799%—10/25/2034[1]	90
	Magnolia Funding Ltd.
	Series 2010-1A Cl. A1
€2,185	3.000%—04/20/2017[2]	2,902	[z]
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-FM1 Cl. A1B
$2,217	0.559%—05/25/2036[1]	2,187
	Securitized Asset Backed Receivables LLC Trust
	Series 2007-HE1 Cl. 2A2
970	0.299%—12/25/2036*[1]	218

	SLM Student Loan Trust
$3,120	Series 2009-CT Cl. 1A 2.350%—04/15/2039[1,2]	$3,143
1,900	Series 2010-C Cl. A2 2.890%—12/16/2019[1,2]	1,932

		5,075

	Small Business Administration Participation Certificates
384	Series 2003-20I Cl.1 5.130%—09/01/2023	423
7,952	Series 2009-20A Cl.1 5.720%—01/01/2029	9,162
20,951	Series 2008-20H Cl.1 6.020%—08/01/2028	24,292
721	Series 2001-20A Cl.1 6.290%—01/01/2021	798

		34,675

TOTAL ASSET-BACKED SECURITIES (Cost $121,331)		124,163

BANK LOAN OBLIGATIONS—0.2%
	Petroleum Export Ltd. Term Loan B
3,178	3.474%—12/20/2012[3]	3,134
	Springleaf Financial Funding Company Term Loan
16,800	5.500%—05/10/2017[3]	15,947

TOTAL BANK LOAN OBLIGATIONS (Cost $19,792)		19,081

CERTIFICATE OF DEPOSIT—0.5%
(Cost $39,995)
	Intesa Sanpaolo SpA
40,000	2.375%—12/21/2012	39,440

COLLATERALIZED MORTGAGE OBLIGATIONS—3.6%
	American Home Mortgage Investment Trust
	Series 2004-4 Cl. 4A
1,104	2.241%—02/25/2045[1]	902
	Arran Residential Mortgages Funding plc
	Series 2010-1A Cl. A1B
€1,763	2.251%—05/16/2047[1,2]	2,338
	Series 2010-1A Cl. A2B
11,400	2.451%—05/16/2047[1,2]	15,129

		17,467

	Banc of America Funding Corporation
	Series 2005-D Cl. A1
$1,519	2.653%—05/25/2035[1]	1,523
	Banc of America Large Loan Inc.
	Series 2010-HLTN Cl. HLTN
5,182	1.991%—11/15/2015[1,2]	4,866
	Banc of America Merrill Lynch Commercial Mortgage Inc.
	Series 2007-4 Cl. A4
2,500	5.917%—02/10/2051[3]	2,879

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	BCAP LLC Trust
$26,118	Series 2011-RR5 Cl. 12A1 5.250%—02/26/2036-08/26/2037[2]	$25,852
1,200	Series 2011-RR5 Cl. 12A1 5.579%—03/26/2037[2,3]	936

		26,788

	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2003-1 Cl. 6A1
409	2.626%—04/25/2033[1]	392
	Series 2000-2 Cl. A1
66	2.954%—11/25/2030[1]	67

		459

	Bear Stearns Alt-A Trust
	Series 2006-8 Cl. 3A1
2,219	0.399%—02/25/2034[1]	1,807
	Series 2005-4 Cl. 23A1
2,602	2.817%—05/25/2035[1]	2,063
	Series 2005-7 Cl. 22A1
1,292	2.824%—09/25/2035[1]	886

		4,756

	Bear Stearns Commercial Mortgage Securities
	Series 2005-PWR7 Cl. A3
2,745	5.116%—02/11/2041[3]	2,990
	Series 2007-PW15 Cl. A4
700	5.331%—02/11/2044	752
	Series 2007-T26 Cl. A4
2,100	5.471%—01/12/2045[3]	2,402
	Series 2006-PW11 Cl. A4
1,810	5.620%—03/11/2039[3]	2,041
	Series 2007-PW18 Cl. A4
6,400	5.700%—06/11/2050	7,396
	Series 2007-PW17 Cl. AAB
7,700	5.703%—06/11/2050	8,067
	Series 2006-PW12 Cl. A4
2,410	5.902%—09/11/2038[3]	2,758

		26,406

	Chase Mortgage Finance Corporation
	Series 2005-A1 Cl. 1A1
11,962	5.262%—12/25/2035[1]	11,309
	Series 2006-A1 Cl. 4A1
6,933	5.891%—09/25/2036[1]	6,037

		17,346

	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2007-CD4 Cl. A4
2,600	5.322%—12/11/2049	2,893
	Commercial Mortgage Pass Through Certificates
	Series 2006-C8 Cl. A4
7,700	5.306%—12/10/2046	8,688
	Countrywide Alternative Loan Trust
	Series 2005-59 Cl. 1A1
18,487	0.570%—11/20/2035[1]	10,511
	Series 2005-20CB Cl. 2A5
7,340	5.500%—07/25/2035	6,485

		16,996

	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2005-HYB9 Cl. 3A2A
795	2.595%—02/20/2036[1]	588
	Series 2004-22 Cl. A3
2,457	2.620%—11/25/2034[1]	2,035

	Series 2004-HYB9 Cl. 1A1
$4,191	2.661%—02/20/2035[1]	$3,450

		6,073

	Credit Suisse Mortgage Capital Certificates
	Series 2006-C2 Cl. A3
700	5.851%—03/15/2039[3]	773
	European Loan Conduit
	Series 25X Cl. A
€633	1.207%—05/15/2019[1]	716
	First Horizon Asset Securities Inc.
	Series 2005-AR6 Cl. 4A1
$8,382	5.438%—02/25/2036[1]	7,753
	First Nationwide Trust
	Series 2001-3 Cl. 1A1
3	6.750%—08/21/2031	3
	Greenwich Capital Commercial Funding Corp.
	Series 2005-GG3 Cl. A4
300	4.799%—08/10/2042[3]	324
	Series 2007-GG9 Cl. A4
2,500	5.444%—03/10/2039	2,777

		3,101

	GSR Mortgage Loan Trust
	Series 2005-AR6 Cl. 2A1
6,999	2.653%—09/25/2035[1]	6,822
	Series 2005-AR7 Cl. 6A1
2,369	5.133%—11/25/2035[1]	2,276

		9,098

	Harborview Mortgage Loan Trust
	Series 2005-2 Cl. 2A1A
569	0.460%—05/19/2035[1]	362
	Series 2004-8 Cl. 2A3
1,931	0.650%—11/19/2034[1]	1,174

		1,536

	Indymac ARM Trust
	Series 2001-H2 Cl. A2
12	1.785%—01/25/2032[1]	9
	Indymac Index Mortgage Loan Trust
	Series 2005-AR31 Cl. 1A1
2,990	2.451%—01/25/2036[1]	1,852
	JP Morgan Chase Commercial Mortgage Securities Corp.
	Series 2010-C2 Cl. A3
11,800	4.070%—11/15/2043[2]	12,833
	Series 2006-LDP9 Cl. A3
5,300	5.336%—05/15/2047	5,861
	Series 2007-LDPX Cl. A3
15,100	5.420%—01/15/2049	16,900
	Series 2007-LD12 Cl. A4
1,600	5.882%—02/15/2051[3]	1,804

		37,398

	LB-UBS Commercial Mortgage Trust
	Series 2006-C6 Cl. A4
2,200	5.372%—09/15/2039	2,516
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-A10 Cl. A
1,860	0.449%—02/25/2036[1]	1,351
	Merrill Lynch/Countrywide Commercial Mortgage Trust
	Series 2006-4 A3
2,600	5.172%—12/12/2049[3]	2,880

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)

		Series 2007-6 Cl. A4
	$1,800	5.485%—03/12/2051[3]	$1,951

			4,831

		MLCC Mortgage Investors Inc.
		Series 2005-3 Cl. 4A
	403	0.489%—11/25/2035[1]	334
		Morgan Stanley Capital I
		Series 2006-HQ8 Cl. A4
	1,200	5.600%—03/12/2044[3]	1,344
		Series 2007-IQ16 Cl. A4
	400	5.809%—12/12/2049	463
		Series 2007-IQ15 Cl. A4
	12,400	6.076%—06/11/2049[3]	14,003

			15,810

		Morgan Stanley Re-REMIC Trust[4]
		Series 2009-GG10 Cl. A4A
	2,100	5.980%—08/12/2045[2,3]	2,380
		Residential Funding Mortgage Securities I
		Series 2006-SA1 Cl. 2A1
	715	5.651%—02/25/2036[1]	515
		Sovereign Commercial Mortgage Securities Trust
		Series 2007-C1 Cl. A2
	737	6.009%—07/22/2030[2,3]	755
		Structured Asset Mortgage Investments Inc.
		Series 2005-AR5 Cl. A2
	2,006	0.490%—07/19/2035[1]	1,729
		Structured Asset Securities Corporation
		Series 2001-21A Cl. 1A1
	28	2.396%—01/25/2032[1]	20
		Series 2002-1A Cl. 4A
	30	2.545%—02/25/2032[1]	30

			50

		Wachovia Bank Commercial Mortgage Trust
		Series 2006-WHL7 Cl. A1
	6,429	0.330%—09/15/2021[1,2]	6,223
		Series 2007-C32 Cl. A4FL
	2,600	0.415%—06/15/2049[1,2]	2,260
		Series 2006-C29 Cl. A4
	2,000	5.308%—11/15/2048	2,254
		Series 2006-C23 Cl. A5
	11,800	5.416%—01/15/2045[3]	13,227

			23,964

		Washington Mutual Pass Through Certificates
		Series 2005-AR13 Cl. A1A1
	607	0.529%—10/25/2045[1]	487

		Wells Fargo Mortgage Backed Securities Trust
		Series 2006-AR2 Cl. IIA5
	13,548	2.629%—03/25/2036[1]	11,500
		Series 2006-AR2 Cl. A1
	2,876	2.631%—03/25/2036[3]	2,537

			14,037

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $250,890)		269,040

CORPORATE BONDS & NOTES—25.2%
		AES Corporation
	1,300	7.375%—07/01/2021[2]	1,453
		AK Transneft OJSC Via TransCapitalInvest Ltd.
	2,200	8.700%—08/07/2018[2]	2,714

		Allstate Life Global Funding Trusts MTN[5]
	$4,600	5.375%—04/30/201[3]	$4,819
		Ally Financial Inc.
	4,600	3.666%—02/11/2014[1]	4,556
	1,000	3.874%—06/20/2014[1]	990
	1,000	4.500%—02/11/2014	1,013
	19,600	5.500%—02/15/2017	20,053
	200	6.750%—12/01/2014	212
	2,600	6.875%—08/28/2012	2,639
	7,100	7.500%—09/15/2020	7,943
	8,000	8.000%—11/01/2031	9,200
	8,500	8.300%—02/12/2015	9,350

			55,956

		Altria Group Inc.
	6,500	9.700%—11/10/2018	8,837
		American Express Bank FSB
	400	0.390%—06/12/2012[1]	400
	8,800	6.000%—09/13/2017	10,406

			10,806

		American Express Bank FSB MTN[5]
	6,500	5.500%—04/16/2013	6,789
		American Express Centurion Bank MTN[5]
	9,500	6.000%—09/13/2017	11,223
		American Express Company
	5,700	7.000%—03/19/2018	7,064
		American Express Credit Corporation MTN[5]
	4,400	5.875%—05/02/2013	4,618
		American International Group Inc.
	5,600	5.050%—10/01/2015	5,998
	2,900	6.250%—03/15/2037	2,644
	1,500	6.400%—12/15/2020	1,726
	£682	6.765%—11/15/2017[2]	1,211
	€3,776	6.797%—11/15/2017[2]	5,511
	8,300	8.000%—05/22/2038[3]	10,635
	$1,200	8.250%—08/15/2018	1,458
	£650	8.625%—05/22/2038[3]	1,050

			30,233

		American International Group Inc. MTN[5]
CAD$	2,000	4.900%—06/02/2014	2,070
	€4,000	5.000%—06/26/2017	5,407
	$300	5.450%—05/18/2017	326
	2,100	5.850%—01/16/2018	2,315

			10,118

		Amgen Inc.
	24,000	6.900%—06/01/2038	30,503
		ANZ National International Ltd. MTN[5]
	6,200	6.200%—07/19/2013[2]	6,549
		AstraZeneca plc
	1,700	5.900%—09/15/2017	2,047
		AT&T Inc.
	4,200	4.950%—01/15/2013	4,330
		Australia & New Zealand Banking Group Ltd. MTN[5]
	14,900	2.125%—01/10/2014[2]	15,123
		Banco Santander Brasil SA
	11,100	4.250%—01/14/2016[2]	10,933
		Banco Santander Brasil SA MTN[5]
	1,300	4.500%—04/06/2015[2]	1,310
		Banco Santander Chile
	5,300	2.066%—01/19/2016[1,2]	5,061

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Bank of America Corporation
$1,680	6.000%—09/01/2017	$1,799
33,200	6.500%—08/01/2016	36,332

		38,131

	Bank of America Corporation MTN[5]
10,200	5.650%—05/01/2018	10,802
	Bank of China Hong Kong Ltd.
2,200	5.550%—02/11/2020[2]	2,371
	Bank of India/London MTN[5]
3,800	4.750%—09/30/2015	3,859
	Bank of Montreal
4,700	2.850%—06/09/2015[2]	4,975
	Bank of Nova Scotia
5,200	1.650%—10/29/2015[2]	5,306
500	1.950%—01/30/2017[2]	512

		5,818

	Banque PSA Finance SA
10,700	2.368%—04/04/2014[1,2]	10,346
	Barclays Bank plc
6,900	2.375%—01/13/2014	6,950
26,700	5.450%—09/12/2012	27,133

		34,083

	BBVA Bancomer SA
2,800	4.500%—03/10/2016[2]	2,825
5,700	6.500%—03/10/2021[2]	5,785

		8,610

	BBVA U.S. Senior SAU
34,200	2.623%—05/16/2014[1]	33,184
	Bear Stearns Companies LLC
4,971	6.400%—10/02/2017	5,808
	BM&FBovespa SA
2,000	5.500%—07/16/2020[2]	2,170
	BNP Paribas
9,600	5.186%—06/29/2015[2,3,6]	8,016
	BPCE SA
2,100	2.375%—10/04/2013[2]	2,069
	Braskem Finance Ltd.
2,400	5.750%—04/15/2021[2]	2,502
	Cameron International Corporation
7,100	1.414%—06/02/2014[1]	7,115
	Caterpillar Inc.
25,600	0.663%—05/21/2013[1]	25,689
	CIT Group Inc.
1,900	5.250%—04/01/2014[2]	1,967
	Citigroup Capital XXI
77,799	8.300%—12/21/2057[3]	79,209
	Citigroup Inc.
7,700	1.353%—02/15/2013[1]	7,686
8,400	1.919%—01/13/2014[1]	8,325
6,000	2.510%—08/13/2013[1]	6,034
1,700	5.300%—10/17/2012	1,734
32,600	5.500%—08/27/2012-04/11/2013	33,650
3,000	5.625%—08/27/2012	3,041
1,100	5.850%—07/02/2013	1,148
6,200	6.000%—08/15/2017	6,880
5,600	6.125%—08/25/2036	5,558
8,200	8.500%—05/22/2019	10,202

		84,258

	Citigroup Inc. MTN[5]
€2,000	4.750%—05/31/2017[3]	$2,264
	Comcast Corporation
$1,200	6.450%—03/15/2037	1,465
	Countrywide Financial Corporation MTN[5]
2,000	0.967%—05/08/2012[1]	2,000
	Credit Suisse
4,300	2.200%—01/14/2014	4,349
	CSN Islands XI Corp.
8,200	6.875%—09/21/2019[2]	9,338
2,500	6.875%—09/21/2019	2,847

		12,185

	CSN Resources SA
2,900	6.500%—07/21/2020[2]	3,232
	CVS Pass-Through Trust
724	6.943%—01/10/2030	855
	Daimler Finance North America LLC
5,100	1.674%—09/13/2013[1,2]	5,137
	Dexia Credit Local New York
49,500	0.880%—03/05/2013[1,2]	47,620
	Dexia Credit Local SA
23,000	0.946%—04/29/2014[1,2]	21,503
	DNB Bank ASA
2,000	3.200%—04/03/2017[2]	2,023
	Ecopetrol SA
3,600	7.625%—07/23/2019	4,518
	El Paso Corporation MTN[5]
200	8.050%—10/15/2030	230
	Electricite de France NT
5,100	5.500%—01/26/2014[2]	5,448
3,300	6.950%—01/26/2039[2]	3,932

		9,380

	Enel Finance International NV
11,400	6.250%—09/15/2017[2]	12,061
	ENN Energy Holdings Ltd.
1,200	6.000%—05/13/2021[2]	1,159
	Fifth Third Bancorp
21,900	8.250%—03/01/2038	30,212
	Ford Motor Credit Co. LLC
900	5.875%—08/02/2021	1,019
9,000	7.000%—04/15/2015	10,057
700	7.500%—08/01/2012	711
2,200	8.000%—12/15/2016	2,633
900	12.000%—05/15/2015	1,141

		15,561

	Gazprom OAO Via Gaz Capital SA
900	6.212%—11/22/2016[2]	986
1,400	8.125%—07/31/2014	1,558

		2,544

	Gazprom OAO Via RBS AG
200	9.625%—03/01/2013	213
	Gazprom Via Gazprom International SA
78	7.201%—02/01/2020	86
	Gazprom Via White Nights Finance BV MTN[5]
1,900	10.500%—03/08/2014-03/25/2014	2,170
	General Electric Capital Corporation
€14,500	5.500%—09/15/2067[2,3]	16,603

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	General Electric Capital Corporation MTN[5]
$37,200	6.875%—01/10/2039	$47,256
	Gerdau Holdings Inc.
10,700	7.000%—01/20/2020[2]	12,278
3,000	7.000%—01/20/2020	3,443

		15,721

	Gerdau Trade Inc.
2,100	5.750%—01/30/2021[2]	2,226
	Glen Meadows Pass Through Trust
5,700	6.505%—02/12/2067[2,3]	4,389
	Goldman Sachs Group Inc.
€3,300	1.376%—05/23/2016[1]	3,908
$8,400	1.466%—02/07/2014[1]	8,233
22,200	5.950%—01/18/2018	23,970
7,500	6.150%—04/01/2018	8,174
9,100	6.250%—09/01/2017	9,911

		54,196

	GTL Trade Finance Inc.
2,000	7.250%—10/20/2017[2]	2,300
1,500	7.250%—10/20/2017	1,725

		4,025

	HCA Inc.
1,000	6.500%—02/15/2020	1,073
	Hewlett-Packard Co.
29,700	0.772%—05/24/2013[1]	29,630
	HSBC Bank plc
4,600	2.000%—01/19/2014[2]	4,614
	HSBC Holdings plc
1,700	6.500%—05/02/2036	1,880
	ICICI Bank Ltd.
13,500	5.500%—03/25/2015	14,027
	ING Bank NV
10,000	4.000%—03/15/2016[2]	10,155
	International Lease Finance Corporation
1,700	5.750%—05/15/2016	1,731
9,000	6.500%—09/01/2014[2]	9,607
4,600	6.750%—09/01/2016[2]	4,991

		16,329

	International Lease Finance Corporation MTN[5]
2,240	0.819%—07/13/2012[1]	2,231
26,711	5.300%—05/01/2012	26,711
3,000	6.375%—03/25/2013	3,086

		32,028

	Intesa Sanpaolo SpA
10,400	2.892%—02/24/2014[1,2]	10,129
	JP Morgan Chase & Co.
14,431	3.150%—07/05/2016	14,971
6,200	7.900%—04/30/2018[3,6]	6,817

		21,788

	JP Morgan Chase Bank NA
7,000	6.000%—10/01/2017	8,047
	KeyCorp. MTN[5]
2,300	6.500%—05/14/2013	2,429
	LBG Capital No. 1 plc
€10,900	7.625%—10/14/2020	11,766
£2,700	7.869%—08/25/2020	3,703

		15,469

	LBG Capital No. 1 plc MTN[5]
$800	8.500%—12/17/2021[2,3,6]	$744
	Lehman Brothers Holdings Inc.
11,900	0.000%—08/21/2009*	2,945
	Lehman Brothers Holdings Inc. MTN[5]
24,070	0.000%—04/03/2009-01/26/2017*	5,978
	Lloyds TSB Bank plc
5,000	2.816%—01/24/2014[1]	4,965
13,400	4.875%—01/21/2016	13,924

		18,889

	Lloyds TSB Bank plc MTN[5]
47,100	5.800%—01/13/2020[2]	48,900
	Merrill Lynch & Co. Inc.
12,700	1.016%—05/02/2017[1]	10,357
	Merrill Lynch & Co. Inc. MTN[5]
€25,000	1.187%—07/22/2014[1]	31,475
8,400	1.306%—05/30/2014[1]	10,591
$5,100	5.450%—02/05/2013	5,241
5,100	6.400%—08/28/2017	5,519
17,700	6.875%—04/25/2018	19,748

		72,574

	MetLife Inc.
1,600	6.400%—12/15/2036	1,573
	Monumental Global Funding Ltd.
3,400	5.500%—04/22/2013[2]	3,540
	Morgan Stanley
5,000	0.947%—10/15/2015[1]	4,419
7,700	3.006%—05/14/2013[1]	7,716

		12,135

	Morgan Stanley MTN[5]
€11,400	1.115%—05/02/2014[1]	14,201
3,600	1.321%—03/01/2013[1]	4,710

		18,911

	MUFG Capital Finance 5 Ltd.
£1,261	6.299%—01/25/2017[3,6]	2,051
	National Australia Bank Ltd.
$38,200	1.189%—04/11/2014[1,2]	38,268
4,900	1.416%—07/25/2014[1,2]	4,927
5,100	5.350%—06/12/2013[2]	5,350

		48,545

	National Bank of Canada
1,300	2.200%—10/19/2016[2]	1,349
	Nationwide Building Society MTN[5]
9,500	6.250%—02/25/2020[2]	10,111
	Nationwide Life Global Funding I MTN[5]
43,200	5.450%—10/02/2012[2]	43,774
	NGPL PipeCo LLC
4,000	6.514%—12/15/2012[2]	3,986
	Noble Group Ltd.
4,800	6.750%—01/29/2020[2]	4,692
	Noble Group Ltd. MTN[5]
2,100	4.875%—08/05/2015[2]	2,132
	Nordea Bank AB
2,100	2.125%—01/14/2014[2]	2,101
	Novatek Finance Ltd.
2,300	5.326%—02/03/2016[2]	2,409

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)

		Odebrecht Drilling Norbe VIII/IX Ltd.
	$6,272	6.350%—06/30/2021[2]	$6,711
	4,900	6.350%—06/30/2021	5,243

			11,954

		Oracle Corporation
	8,900	5.750%—04/15/2018	10,883
		Pacific LifeCorp
	2,300	6.000%—02/10/2020[2]	2,551
		Peabody Energy Corp.
	1,500	7.875%—11/01/2026	1,575
		Pernod-Ricard SA
	12,700	5.750%—04/07/2021[2]	14,365
		Petrobras International Finance Company
	20,300	5.375%—01/27/2021	22,314
		Pricoa Global Funding I
	5,200	0.673%—09/27/2013[1,2]	5,160
		Principal Life Income Funding Trusts MTN[5]
	4,100	5.300%—04/24/2013	4,285
	6,400	5.550%—04/27/2015	7,107

			11,392

		Qtel International Finance Ltd.
	400	3.375%—10/14/2016[2]	410
	700	4.750%—02/16/2021[2]	730

			1,140

		Qwest Corporation
	300	7.500%—06/15/2023	304
		Ras Laffan Liquefied Natural Gas Co. Ltd. III
	2,600	5.500%—09/30/2014	2,811
	1,800	5.838%—09/30/2027[2]	1,962

			4,773

		Rohm and Haas Co.
	2,500	6.000%—09/15/2017	2,918
		Royal Bank of Scotland Group plc
	5,700	7.640%—09/29/2017[3,6]	3,862
		Royal Bank of Scotland plc
	2,300	2.625%—05/11/2012[2]	2,300
	1,200	3.950%—09/21/2015	1,217

			3,517

		Royal Bank of Scotland plc MTN[5]
	1,300	4.875%—08/25/2014[2]	1,342
		Santander Issuances SA Unipersonal
	£19,050	7.300%—07/27/2019[3]	27,438
		SLM Corporation MTN[5]
	$10,900	0.766%—01/27/2014[1]	10,444
	€5,450	1.206%—06/17/2013[1]	7,033
	5,300	3.125%—09/17/2012	7,033

			24,510

		Southern Gas Networks plc MTN[5]
	£9,800	1.304%—10/21/2015[1]	14,647	[z]
		Springleaf Finance Corporation MTN[5]
	$5,700	4.875%—07/15/2012	5,671
	10,000	5.375%—10/01/2012	9,875
	1,600	5.400%—12/01/2015	1,376

			16,922

		SSIF Nevada LP
	62,500	1.167%—04/14/2014[1,2]	62,057

		State Bank of India
	$8,100	4.500%—07/27/2015[2]	$8,350
		State Street Capital Trust III
	4,500	5.464%—03/15/2011[3,6]	4,520
		State Street Capital Trust IV
	700	1.474%—06/15/2037[1]	524
		Stone Street Trust
	16,400	5.902%—12/15/2015[2]	16,546
		Sumitomo Mitsui Banking Corporation
	8,000	1.950%—01/14/2014[2]	8,082
		Sydney Airport Finance Co. Pty Ltd.
	1,200	5.125%—02/22/2021[2]	1,237
		TNK-BP Finance SA MTN[5]
	3,100	7.500%—07/18/2016	3,497
		UAL 2009-1 Pass Through Trust
	1,766	10.400%—11/01/2016	2,016
		UBS AG
	1,100	1.466%—01/28/2014[1]	1,092
		UBS AG MTN[5]
	8,900	5.750%—04/25/2018	9,797
	3,200	5.875%—12/20/2017	3,551

			13,348

		UFJ Finance Aruba AEC
	200	6.750%—07/15/2013	213
		Union Pacific Corp.
	8,225	4.163%—07/15/2022	9,050
		UnitedHealth Group Inc.
	3,700	4.875%—02/15/2013	3,824
		Vale Overseas Ltd.
	900	6.250%—01/23/2017	1,042
	900	6.875%—11/21/2036	1,073
	3,100	6.875%—11/10/2039	3,723

			5,838

		Verizon Communications Inc.
	400	5.250%—04/15/2013	418
		Wachovia Corporation
	1,600	5.625%—10/15/2016	1,803
		Waha Aerospace BV
	2,125	3.925%—07/28/2020[2]	2,213
		Wells Fargo & Co.
	135,800	7.980%—03/15/2018[3,6]	148,022
		Westpac Banking Corporation
	1,000	0.947%—07/16/2014[1,2]	1,010
	5,100	3.585%—08/14/2014[2]	5,392

			6,402

	TOTAL CORPORATE BONDS & NOTES (Cost $1,786,040)		1,892,564

FOREIGN GOVERNMENT OBLIGATIONS—6.4%
		Banco Nacional de Desenvolvimento Economico e Social
	€2,300	4.125%—09/15/2017[2]	3,194
		Brazil Notas do Tesouro Nacional Série F
R$	2,936	10.000%—01/01/2017-01/01/2021	1,582
		Canada Housing Trust No. 1
CAD$	12,000	2.650%—03/15/2022[2]	12,178
	15,500	3.350%—12/15/2020[2]	16,754

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)

CAD$	14,100	3.750%—03/15/2020[2]	$15,678
	10,500	3.800%—06/15/2021[2]	11,725

			56,335

		China Development Bank Corporation
	$100	5.000%—10/15/2015	110
		Corp Nacional del Cobre de Chile
	500	6.150%—10/24/2036[2]	620
	4,000	7.500%—01/15/2019[2]	5,139

			5,759

		Export-Import Bank of China
	600	4.875%—07/21/2015[2]	657
		Export-Import Bank of Korea
	2,300	4.000%—01/29/2021	2,310
	12,300	4.125%—09/09/2015	12,966
	3,700	5.125%—06/29/2020	4,057

			19,333

		Indian Oil Corporation Ltd.
	7,400	4.750%—01/22/2015	7,656
		Italy Buoni Poliennali Del Tesoro
	€6,083	2.100%—09/15/2021[7]	6,692
		Korea Development Bank
	$18,600	4.375%—08/10/2015	19,699
		Korea Housing Finance Corporation
	2,200	4.125%—12/15/2015[2]	2,320
		Mexican Bonos
MEX$	57,800	6.000%—06/18/2015	4,581
	112,000	6.250%—06/16/2016	8,972
	747,000	10.000%—12/05/2024	75,874

			89,427

		Mexico Government International Bond MTN[5]
	€4,400	4.250%—07/14/2017	6,247
		Panama Government International Bond
	$1,400	7.250%—03/15/2015	1,631
		Petroleos Mexicanos
	17,700	5.500%—01/21/2021	19,780
	9,400	6.000%—03/05/2020	10,857
	20,100	8.000%—05/03/2019	25,628

			56,265

		Province of British Columbia Canada
CAD$	600	3.250%—12/18/2021	625
	1,400	4.300%—06/18/2042	1,621

			2,246

		Province of Ontario Canada
	$6,400	3.000%—07/16/2018	6,836
CAD$	17,700	3.150%—06/02/2022	18,019
	$5,500	4.000%—10/07/2019	6,165
CAD$	36,300	4.000%—06/02/2021	39,743
	16,100	4.200%—03/08/2018-06/02/2020	17,927
	8,000	4.300%—03/08/2017	8,903
	8,300	4.400%—06/02/2019	9,356
	$2,300	4.400%—04/14/2020	2,646
CAD$	4,000	4.600%—06/02/2039	4,717
	6,100	4.700%—06/02/2037	7,236

			121,548

		Province of Ontario Canada MTN[5]
	2,400	5.500%—06/02/2018	2,849
		Province of Quebec Canada
	$900	3.500%—07/29/2020	984

CAD$	19,300	3.500%—12/01/2022	$20,096
	18,200	4.250%—12/01/2021	20,225
	8,000	4.500%—12/01/2016-12/01/2020	9,047

			50,352

		Province of Quebec Canada MTN[5]
	4,200	4.500%—12/01/2018	4,755
		Russian Foreign Bond Eurobond
	$5,200	3.250%—04/04/2017[2]	5,278
	1,100	3.625%—04/29/2015	1,150

			6,428

		Societe Financement de l’Economie Francaise
	3,000	0.667%—07/16/2012[1,2]	3,005
	€5,500	2.125%—05/20/2012	7,286

			10,291

		Vnesheconombank Via VEB Finance plc
	$2,600	5.450%—11/22/2017[2]	2,724

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $461,753)		478,100

MORTGAGE PASS-THROUGH—50.8%
		Federal Home Loan Mortgage Corp.
	34	2.348%—06/01/2024[1]	36
	80,537	4.500%—01/01/2039-07/01/2041	86,157
	399	5.075%—08/01/2035[1]	430
	7,610	5.500%—02/01/2038-07/01/2038	8,349
	8,530	6.000%—07/01/2016-11/01/2037	9,454

			104,426

		Federal Home Loan Mortgage Corp. REMIC[4]
	6,029	0.390%—07/15/2019-08/15/2019[1]	6,024
	1,999	0.540%—05/15/2036[1]	1,999
	132	0.690%—11/15/2030[1]	133
	201	8.000%—08/15/2022	234
	38	9.000%—12/15/2020	42

			8,432

		Federal Home Loan Mortgage Corp. Structured Pass Through Securities
		Series T-63 Cl. 1A1
	276	1.369%—02/25/2045[1]	266
		Series E3 Cl. A
	791	3.265%—08/15/2032[1]	831

			1,097

		Federal Home Loan Mortgage Corp. TBA[8]
	4,000	4.500%—05/14/2042	4,266
	34,000	6.000%—05/14/2042	37,501

			41,767

		Federal Housing Authority Project
	40	7.400%—02/01/2021	39	[z]
	2,172	7.450%—05/01/2021	2,146	[z]

			2,185

		Federal National Mortgage Association
	804	1.558%—10/01/2040[1]	817
	3,109	2.469%—08/01/2035[1]	3,310
	11,700	2.475%—05/15/2019	11,974	[z]
	4,869	2.599%—06/01/2035[1]	5,156
	497	3.330%—11/01/2021	534
	42,183	3.500%—09/01/2025-02/01/2041	44,560
	36,999	4.000%—04/01/2024-01/01/2042	39,209

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

MORTGAGE PASS-THROUGH—Continued
Principal Amount (000s)		Value (000s)

$602,556	4.500%—04/01/2013-12/01/2041	$647,365
63,460	5.000%—07/01/2030-10/01/2041	69,095
499	5.024%—05/01/2035[1]	535
124,446	5.500%—02/01/2023-06/01/2040	136,854
349,791	6.000%—07/01/2016-09/01/2040	387,942
409	6.259%—12/25/20423	470

		1,347,821

	Federal National Mortgage Association REMIC[4]
	Series 2007-30 Cl. AF
4,423	0.549%—04/25/2037[1]	4,423
	Series 2005-75 Cl. FL
8,695	0.689%—09/25/2035[1]	8,711
	Series 2009-106 Cl. FA
11,885	0.989%—01/25/2040[1]	12,045
	Series 2006-5 Cl. 3A2
317	2.546%—05/25/2035[1]	331
	Series 2011-98 Cl. ZL
56,964	3.500%—10/25/2041	56,515
	Series 2003-25 Cl. KP
2,218	5.000%—04/25/2033	2,486

		84,511

	Federal National Mortgage Association TBA[8]
76,000	2.500%—05/17/2027	77,805
243,000	3.000%—05/17/2027	253,631
436,000	3.500%—05/17/2027-06/13/2042	454,808
369,000	4.000%—05/17/2027-05/14/2042	390,611
509,500	4.500%—05/17/2027-06/13/2042	545,413
166,000	5.000%—05/14/2042-06/13/2042	180,126
290,000	5.500%—05/14/2042-06/13/2042	317,031

		2,219,425

	Government National Mortgage Association II
1,171	1.625%—03/20/2017-02/20/2032[1]	1,215
320	2.000%—08/20/2022-10/20/2025[1]	331
47	2.375%—05/20/2024[1]	49
38	2.500%—12/20/2024[1]	39

		1,634

TOTAL MORTGAGE PASS-THROUGH (Cost $3,745,590)		3,811,298

MUNICIPAL BONDS—4.6%
	Buckeye Tobacco Settlement Financing Authority
2,800	5.875%—06/01/2030	2,254
	California Infrastructure & Economic Development Bank
2,200	6.486%—05/15/2049	2,655
	California State
2,200	5.650%—04/01/2039[3]	2,302
7,800	7.500%—04/01/2034	9,996
5,300	7.550%—04/01/2039	6,944
5,800	7.600%—11/01/2040	7,687
5,000	7.950%—03/01/2036	5,889

		32,818

	California State University
3,900	6.434%—11/01/2030	4,569
	Chicago Transit Authority
2,500	6.200%—12/01/2040	2,879

$800	6.300%—12/01/2021	$901
11,200	6.899%—12/01/2040	13,697

		17,477

	Clark County Nevada
19,000	6.350%—07/01/2029	20,562
	Clark County Nevada Airport System Revenue
4,200	6.820%—07/01/2045	5,687
	Denver Public Schools
39,000	7.017%—12/15/2037	50,260
	Los Angeles California Unified School District
12,800	6.758%—07/01/2034	16,512
	Los Angeles City CA Wastewater System Revenue
2,000	5.713%—06/01/2039	2,388
	Los Angeles Department of Water & Power
2,700	6.603%—07/01/2050	3,779
	New York City Municipal Water Finance Authority
17,030	5.000%—06/15/2044	18,647
1,000	6.011%—06/15/2042	1,311

		19,958

	New York City, NY
10,000	5.000%—10/01/2036	11,168
49,100	6.246%—06/01/2035	56,137

		67,305

	North Las Vegas City, NV
24,000	6.572%—06/01/2040	27,475
	Orange County Local Transportation Authority
39,400	6.908%—02/15/2041	52,978
	Public Power Generation Agency
600	7.242%—01/01/2041	699
	San Antonio City TX Water System Revenue
3,400	4.750%—05/15/2037	3,572
	University of California
15,700	6.270%—05/15/2031	17,814

TOTAL MUNICIPAL BONDS (Cost $291,062)		348,762

PREFERRED STOCKS—0.2%

Shares
COMMERCIAL BANKS—0.0%
	CoBank ACB
28,000	7.814%—07/01/2011[2,3]	1,398

CONSUMER FINANCE—0.2%
	Ally Financial Inc.
650,000	8.500%—05/15/2016[3]	14,627

TOTAL PREFERRED STOCKS (Cost $17,664)		16,025

RIGHTS/WARRANTS—0.0%
(Cost $15)
AUTOMOBILES—0.0%
36,000	General Motors Co. Escrow*	54	[x]

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT AGENCIES—6.4%
Principal Amount (000s)		Value (000s)

	Federal Home Loan Mortgage Corp.
$48,200	1.000%—03/08/2017	$48,220
19,100	1.250%—05/12/2017	19,264
9,900	1.750%—05/30/2019	9,986
13,800	2.000%—08/25/2016	14,477
4,700	2.375%—01/13/2022	4,739
5,000	2.500%—05/27/2016	5,343
21,700	3.750%—03/27/2019	24,849
2,100	5.000%—02/16/2017	2,496
8,000	5.250%—04/18/2016	9,408
6,700	5.500%—07/18/2016-08/23/2017	8,151

		146,933

	Federal National Mortgage Association
78,100	0.375%—03/16/2015	77,900
7,500	0.500%—05/27/2015	7,496
50,000	1.125%—04/27/2017	50,273
106,600	1.250%—01/30/2017	108,027
200	1.375%—11/15/2016	204
45,800	5.000%—02/13/2017-05/11/2017	54,363
2,000	5.250%—09/15/2016	2,374
25,100	5.375%—07/15/2016-06/12/2017	30,173

		330,810

TOTAL U.S. GOVERNMENT AGENCIES (Cost $474,370)		477,743

U.S. GOVERNMENT OBLIGATIONS—28.5%
	U.S. Treasury Inflation Indexed Bonds[7]
18,624	0.125%—04/15/2016-01/15/2022	19,504
9,595	0.625%—07/15/2021	10,602
58,897	1.125%—01/15/2021	67,602
13,778	1.250%—07/15/2020	16,028
33,901	1.750%—01/15/2028	41,846
53,330	2.000%—01/15/2026	67,371
5,661	2.125%—02/15/2040	7,761
35,959	2.375%—01/15/2025-01/15/2027	47,329
31,064	2.500%—01/15/2029[9]	42,405
7,178	3.625%—04/15/2028	10,922
9,693	3.875%—04/15/2029[9]	15,422

		346,792

	U.S. Treasury Notes
400,500	0.250%—03/31/2014[9]	400,516
11,600	0.375%—04/15/2015	11,601
230,500	0.875%—12/31/2016[9]	231,905
177,500	0.875%—01/31/2017-04/30/2017	178,288
237,100	1.000%—03/31/2017	239,508
33,900	1.250%—04/30/2019	33,730
193,400	1.375%—11/30/2018[9]	195,440
19,300	1.375%—12/31/2018-02/28/2019	19,464
311,400	1.500%—08/31/2018[9]	318,066
97,500	2.625%—08/15/2020-11/15/2020	105,220
2,000	2.750%—02/15/2019	2,197
2,000	3.125%—05/15/2019	2,246
14,800	3.375%—11/15/2019	16,870
27,000	3.500%—02/15/2018-05/15/2020	30,868
3,200	3.625%—08/15/2019	3,705

		1,789,624

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $2,097,335)		2,136,416

CERTIFICATES OF DEPOSIT—0.1%
	Bank of Nova Scotia
$2,200	0.770%—08/09/2012[1]	$2,199
	Itaú Unibanco SA
6,500	1.614%—05/09/2012	6,498

		8,697

COMMERCIAL PAPER—0.3%
	Devon Energy Corporation
8,300	0.430%—05/17/2012	8,298
	Diageo Capital plc
10,200	0.480%—05/10/2012	10,199
	DTE Energy Company
2,300	0.438%—05/03/2012	2,300

		20,797

REPURCHASE AGREEMENTS—1.2%
6,300	Repurchase Agreement with Barclay’s Capital dated April 30, 2012 due May 1, 2012 at 0.210% collateralized by Government National Mortgage Association II (market value $8,616)	6,300
42,500	Repurchase Agreement with BNP Paribas dated April 30, 2012 due May 1, 2012 at 0.200% collateralized by U.S. Treasury Bonds (market value $42,684)	42,500
5,500	Repurchase Agreement with Citigroup Global Markets dated April 30, 2012 due May 1, 2012 at 0.210% collateralized by Federal Home Loan Mortgage Corp. (market value $5,592)	5,500
30,100	Repurchase Agreement with Morgan Stanley dated April 30, 2012 due May 1, 2012 at 0.200% collateralized by U.S. Treasury Bonds and Notes (market value $30,404)	30,100
4,600	Repurchase Agreement with State Street Corporation dated April 30, 2012 due May 1, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corp. (market value $4,695)	4,600

		89,000

U.S. TREASURY BILLS—0.1%
	U.S. Treasury Bills
520	0.045%—07/05/2012[9]	520
830	0.100%—01/10/2013[9]	829
320	0.128%—08/30/2012[9]	320
390	0.130%—08/16/2012[9]	390
1,680	0.139%—10/25/2012[9]	1,679
2,500	0.145%—09/13/2012[9]	2,499

		6,237

TOTAL SHORT-TERM INVESTMENTS (Cost $124,731)		124,731

TOTAL INVESTMENTS—129.7% (Cost $9,430,568)		9,737,417

CASH AND OTHER ASSETS, LESS LIABILITIES—(29.7)%		(2,231,935)

TOTAL NET ASSETS—100.0%		$7,505,482

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT APRIL 30, 2012

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Eurodollar Futures-CME 90 day (Buy)	502	$125,500	03/17/2014	$433
U.S. Treasury Note Futures-5 year (Buy)	3,917	391,700	06/29/2012	2,492
U.S. Treasury Note Futures-10 year (Buy)	4,156	415,600	06/20/2012	4,737

				$7,662

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2012

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	JP Morgan Chase Bank	$9,074	$9,011	06/07/2012	$(63)
Brazilian Real (Buy)	Barclays Capital	3,856	4,000	06/04/2012	(144)
Brazilian Real (Buy)	Citibank, N.A.	5,164	5,240	06/04/2012	(76)
Brazilian Real (Buy)	Morgan Stanley and Co. Inc.	1,928	2,000	06/04/2012	(72)
Brazilian Real (Buy)	UBS AG	9,289	9,640	06/04/2012	(351)
Brazilian Real (Sell)	Morgan Stanley and Co. Inc.	21,808	23,965	06/04/2012	2,157
British Pound Sterling (Buy)	Barclays Bank plc	53,440	52,779	05/02/2012	661
British Pound Sterling (Buy)	Citibank, N.A.	7,952	7,839	05/02/2012	113
British Pound Sterling (Buy)	Deutsche Bank AG London	7,139	7,000	05/02/2012	139
British Pound Sterling (Buy)	JP Morgan Chase Bank	7,952	7,781	05/02/2012	171
British Pound Sterling (Buy)	UBS AG	11,036	10,804	05/02/2012	232
British Pound Sterling (Sell)	Barclays Bank plc	29,588	28,803	05/02/2012	(785)
British Pound Sterling (Sell)	Barclays Bank plc	53,429	52,769	06/01/2012	(660)
British Pound Sterling (Sell)	Credit Suisse First Boston London	57,930	56,899	05/02/2012	(1,031)
Canadian Dollar (Sell)	Citibank, N.A.	100,030	99,379	06/21/2012	(651)
Canadian Dollar (Sell)	Credit Suisse First Boston London	42,643	42,460	06/21/2012	(183)
Canadian Dollar (Sell)	JP Morgan Chase Bank	42,399	42,400	06/21/2012	1
Canadian Dollar (Sell)	UBS AG	41,428	41,243	06/21/2012	(185)
Chinese Yuan (Buy)	Barclays Capital	13,448	13,325	06/01/2012	123
Chinese Yuan (Buy)	Citibank, N.A.	1,098	1,100	06/01/2012	(2)
Chinese Yuan (Buy)	Citibank, N.A.	2,428	2,400	06/01/2012	28
Chinese Yuan (Buy)	HSBC Bank USA, N.A.	16,990	16,800	06/01/2012	190
Chinese Yuan (Buy)	JP Morgan Chase Bank	3,489	3,500	06/01/2012	(11)
Chinese Yuan (Buy)	JP Morgan Chase Bank	11,849	11,700	06/01/2012	149
Chinese Yuan (Buy)	Morgan Stanley and Co. Inc.	2,725	2,700	06/01/2012	25
Chinese Yuan (Buy)	Royal Bank of Scotland plc	20,682	20,400	06/01/2012	282
Chinese Yuan (Sell)	Barclays Capital	4,132	4,100	06/01/2012	(32)
Chinese Yuan (Sell)	Barclays Capital	1,575	1,575	06/01/2012	—
Chinese Yuan (Sell)	Citibank, N.A.	2,390	2,400	06/01/2012	10
Chinese Yuan (Sell)	Credit Suisse First Boston London	10,416	10,400	06/01/2012	(16)
Chinese Yuan (Sell)	Credit Suisse First Boston London	17,039	17,100	06/01/2012	61
Chinese Yuan (Sell)	HSBC Bank USA, N.A.	4,214	4,200	06/01/2012	(14)
Chinese Yuan (Sell)	JP Morgan Chase Bank	5,978	5,900	06/01/2012	(78)
Chinese Yuan (Sell)	UBS AG	2,334	2,300	06/01/2012	(34)
Chinese Yuan (Sell)	UBS AG	24,632	24,700	06/01/2012	68
Euro Currency (Buy)	Bank of Nova Scotia	10,747	10,636	06/14/2012	111
Euro Currency (Buy)	Barclays Bank plc	11,759	11,828	06/14/2012	(69)
Euro Currency (Buy)	Barclays Bank plc	25,956	25,725	06/14/2012	231
Euro Currency (Buy)	Citibank, N.A.	5,794	5,794	05/02/2012	—
Euro Currency (Buy)	Citibank, N.A.	6,354	6,305	05/17/2012	49
Euro Currency (Buy)	Citibank, N.A.	5,841	5,888	06/14/2012	(47)
Euro Currency (Buy)	Citibank, N.A.	1,096	1,088	06/14/2012	8
Euro Currency (Buy)	Deutsche Bank AG London	24,971	25,033	06/14/2012	(62)
Euro Currency (Buy)	Deutsche Bank AG London	30,041	29,596	06/14/2012	445
Euro Currency (Buy)	JP Morgan Chase Bank	5,795	5,745	06/01/2012	50
Euro Currency (Buy)	JP Morgan Chase Bank	25,383	25,397	06/14/2012	(14)
Euro Currency (Buy)	JP Morgan Chase Bank	12,453	12,402	06/14/2012	51
Euro Currency (Buy)	Morgan Stanley and Co. Inc.	15,623	15,625	06/14/2012	(2)
Euro Currency (Buy)	Morgan Stanley and Co. Inc.	14,102	13,985	06/14/2012	117
Euro Currency (Buy)	Royal Bank of Canada	6,752	6,801	06/14/2012	(49)
Euro Currency (Buy)	Royal Bank of Canada	6,944	6,883	06/14/2012	61
Euro Currency (Buy)	UBS AG	20,250	20,170	06/14/2012	80
Euro Currency (Sell)	BNP Paribas SA	516,216	512,915	06/14/2012	(3,301)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro Currency (Sell)	JP Morgan Chase Bank	$5,794	$5,744	05/02/2012	$(50)
Indian Rupee (Buy)	JP Morgan Chase Bank	20,165	23,225	07/12/2012	(3,060)
Indian Rupee (Sell)	Barclays Capital	8,721	9,049	07/12/2012	328
Indian Rupee (Sell)	Deutsche Bank AG London	4,090	4,300	07/12/2012	210
Indian Rupee (Sell)	JP Morgan Chase Bank	7,354	7,737	07/12/2012	383
Indonesian Rupiah (Buy)	HSBC Bank USA, N.A.	20,857	21,350	07/02/2012	(493)
Indonesian Rupiah (Sell)	Barclays Capital	1,288	1,278	07/02/2012	(10)
Indonesian Rupiah (Sell)	Goldman Sachs International	119	118	07/02/2012	(1)
Indonesian Rupiah (Sell)	HSBC Bank USA, N.A.	8,232	8,177	07/02/2012	(55)
Indonesian Rupiah (Sell)	UBS AG	11,218	11,014	07/02/2012	(204)
Mexican Peso (Buy)	Deutsche Bank AG London	43	42	06/15/2012	1
Mexican Peso (Buy)	HSBC Bank USA, N.A.	69	70	06/15/2012	(1)
Mexican Peso (Buy)	JP Morgan Chase Bank	5	5	06/15/2012	—
Mexican Peso (Buy)	JP Morgan Chase Bank	67	66	06/15/2012	1
Mexican Peso (Buy)	UBS AG	35	36	06/15/2012	(1)
Mexican Peso (Buy)	UBS AG	9	9	06/15/2012	—
Mexican Peso (Sell)	JP Morgan Chase Bank	3,054	3,086	06/15/2012	32
Mexican Peso (Sell)	Morgan Stanley and Co. Inc.	81,399	82,359	06/15/2012	960
Singapore Dollar (Buy)	Barclays Bank plc	2,186	2,146	05/15/2012	40
Singapore Dollar (Buy)	JP Morgan Chase Bank	8,752	8,613	05/15/2012	139
Singapore Dollar (Buy)	UBS AG	20	20	08/03/2012	—
Singapore Dollar (Sell)	Deutsche Bank AG London	10,917	10,829	05/15/2012	(88)
Singapore Dollar (Sell)	UBS AG	20	20	05/15/2012	—

					$(4,188)

SWAP AGREEMENTS OPEN AT APRIL 30, 2012

CHICAGO MERCANTILE EXCHANGE CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.500%	03/18/2016	$138,300	$138
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	4.250	06/15/2041	312,200	(10,152)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/20/2042	38,000	(190)

Interest Rate Swaps						$(10,204)

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Dow Jones CDX North America Investment Grade Index Series 18 5Y	Sell	1.000%	06/20/2017	0.947%	$(1,464)	$(1,956)	$389,000	$492

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.250%	06/15/2017	AUD$	2,200	$18
Citibank, N.A.	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.250	06/15/2017		3,100	37
Citibank, N.A.	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	5.000	06/15/2017		4,400	152
Citibank, N.A.	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	5.250	06/15/2022		12,000	858
Deutsche Bank AG	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.250	06/15/2017		5,300	50
Deutsche Bank AG	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	5.000	06/15/2017		2,200	75
Goldman Sachs Bank USA	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	5.000	06/15/2017		48,900	1,877
Royal Bank of Scotland plc	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	5.000	06/15/2017		4,500	154
Barclays Bank plc	Mexica TIIE-Banxico-Bloomberg	Pay	5.600	09/06/2016	MEX$	526,200	153
HSBC Bank USA, N.A.	Mexica TIIE-Banxico-Bloomberg	Pay	5.600	09/06/2016		521,900	204
Morgan Stanley Capital Services LLC	Mexica TIIE-Banxico-Bloomberg	Pay	5.600	09/06/2016		27,000	16
Morgan Stanley Capital Services LLC	Mexica TIIE-Banxico-Bloomberg	Pay	6.350	06/02/2021		213,600	(205)

Interest Rate Swaps							$3,389

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Berkshire Hathaway Inc. 4.625% due 10/15/2013	Sell	0.850%	03/20/2013	0.506%	$11	$—	$2,800	$11
UBS AG	Berkshire Hathaway Inc. 4.625% due 10/15/2013	Sell	1.000	03/20/2015	0.956	7	(48)	2,700	55
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 12	Sell	5.000	12/20/2014	1.975	258	309	3,100	(51)
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.057	4,557	6,011	48,200	(1,454)
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.057	28	37	300	(9)
Credit Suisse International	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.057	132	186	1,400	(54)
Credit Suisse International	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.057	95	141	1,000	(46)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.057	558	804	5,900	(246)
HSBC Bank USA, N.A.	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.057	5,559	3,704	58,800	1,855
HSBC Bank USA, N.A.	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.057	1,550	2,070	16,400	(520)
JP Morgan Chase Bank, N.A.	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.057	217	259	2,300	(42)
Morgan Stanley Capital Services LLC	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.057	926	1,162	9,800	(236)
Citibank, N.A.	Dow Jones CDX Emerging Markets Index Series 14	Sell	5.000	12/20/2015	2.197	554	747	5,400	(193)
HSBC Bank USA, N.A.	Dow Jones CDX Emerging Markets Index Series 14	Sell	5.000	12/20/2015	2.197	205	267	2,000	(62)
JP Morgan Chase Bank, N.A.	Dow Jones CDX Emerging Markets Index Series 14	Sell	5.000	12/20/2015	2.197	103	132	1,000	(29)
Citibank, N.A.	Dow Jones CDX North America High Yield Index Series 8-V20 5Y 35	Sell	0.355	06/20/2012	0.218	6	—	9,447	6
Citibank, N.A.	Dow Jones CDX North America High Yield Index Series 8-V20 5Y 35	Sell	0.360	06/20/2012	0.218	3	—	4,723	3
Citibank, N.A.	Dow Jones CDX North America High Yield Index Series 8-V20 5Y 35	Sell	0.401	06/20/2012	0.218	2	—	2,362	2
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 10-V4 5Y 30	Sell	0.530	06/20/2013	0.015	25	—	3,858	25
Morgan Stanley Capital Services LLC	Dow Jones CDX North America Investment Grade Index Series 9-V3 5Y 15	Sell	0.963	12/20/2012	0.016	47	—	6,500	47
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 9-V4 5Y 30	Sell	0.705	12/20/2012	0.011	89	—	16,782	89
Bank of America N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.936	2	(7)	700	9
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.886	9	(27)	1,900	36
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.936	8	(20)	2,300	28
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2016	1.014	5	(57)	8,500	62
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	12/20/2016	1.154	(152)	(668)	26,500	516
Citibank, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.936	3	(16)	1,000	19
Citibank, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	1.047	(32)	(135)	44,500	103
Credit Suisse International	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.886	3	(18)	700	21

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000%	06/20/2015	0.886%	$26	$(60)	$5,500	$86
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.886	7	(14)	1,500	21
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	1.047	(11)	(44)	15,200	33
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.886	6	(35)	1,300	41
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.936	11	(25)	3,300	36
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.510	(399)	(342)	11,000	(57)
HSBC Bank USA, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.510	(327)	(298)	9,000	(29)
JP Morgan Chase Bank, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.886	53	(126)	11,400	179
JP Morgan Chase Bank, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.936	11	(28)	3,300	39
JP Morgan Chase Bank, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2016	1.104	(15)	(27)	4,500	12
JP Morgan Chase Bank, N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2017	1.238	(104)	(91)	9,800	(13)
Morgan Stanley Capital Services LLC	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.886	8	(15)	1,600	23
UBS AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.936	2	(5)	700	7
Barclays Bank plc	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2016	1.777	(69)	(67)	1,100	(2)
Deutsche Bank AG	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	1.617	(893)	(1,152)	18,800	259
Deutsche Bank AG	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2016	1.665	(178)	(138)	3,400	(40)
Goldman Sachs International	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2016	1.837	(2,391)	(2,594)	34,700	203
HSBC Bank USA, N.A.	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2016	1.777	(69)	(66)	1,100	(3)
Morgan Stanley Capital Services LLC	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2016	1.665	(31)	(20)	600	(11)
Morgan Stanley Capital Services LLC	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2016	1.777	(227)	(170)	3,600	(57)
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250	12/20/2015	1.617	(100)	(42)	2,100	(58)
Royal Bank of Scotland plc	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2016	1.665	(31)	(20)	600	(11)
UBS AG	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2015	1.561	(60)	(37)	1,400	(23)
UBS AG	French Republic 4.250% due 04/25/2019	Sell	0.250	03/20/2016	1.665	(173)	(134)	3,300	(39)
UBS AG	French Republic 4.250% due 04/25/2019	Sell	0.250	09/20/2016	1.777	(38)	(32)	600	(6)
Barclays Bank plc	General Electric Capital Corporation 6.000% due 06/15/2012	Sell	0.640	12/20/2012	0.438	11	—	5,600	11
Citibank, N.A.	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	3.850	03/20/2014	0.911	537	—	9,000	537
Deutsche Bank AG	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	4.900	12/20/2013	0.840	137	—	1,900	137
Deutsche Bank AG	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	1.000	03/20/2016	1.305	(5)	(31)	500	26
JP Morgan Chase Bank, N.A.	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	1.000	03/20/2013	0.531	72	(176)	13,500	248
Morgan Stanley Capital Services LLC	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	1.000	03/20/2013	0.531	54	(107)	10,000	161

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services LLC	General Electric Capital Corporation 5.625% due 09/15/2017	Sell	1.000%	06/20/2016	1.337%	$(18)	$(5)	$1,500	$(13)
JP Morgan Chase Bank, N.A.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	03/20/2016	0.733	43	33	3,800	10
Morgan Stanley Capital Services LLC	Government of Japan 2.000% due 03/21/2022	Sell	1.000	06/20/2016	0.770	459	281	43,800	178
Royal Bank of Scotland plc	Government of Japan 2.000% due 03/21/2022	Sell	1.000	03/20/2016	0.733	323	316	28,500	7
UBS AG	Government of Japan 2.000% due 03/21/2022	Sell	1.000	09/20/2015	0.644	157	18	12,000	139
UBS AG	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.692	176	3	14,400	173
UBS AG	Government of Japan 2.000% due 03/21/2022	Sell	1.000	03/20/2016	0.733	143	(24)	12,600	167
JP Morgan Chase Bank, N.A.	Mexico Government 7.500% due 04/08/2033	Sell	0.920	03/20/2016	0.952	—	—	300	—
Barclays Bank plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	03/20/2016	0.865	6	11	900	(5)
BNP Paribas S.A.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	03/20/2016	0.865	3	6	500	(3)
Citibank, N.A.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.696	28	45	2,600	(17)
Citibank, N.A.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2016	0.908	56	124	11,500	(68)
Deutsche Bank AG	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	0.974	4	9	1,700	(5)
JP Morgan Chase Bank, N.A.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2016	0.908	22	48	4,500	(26)
JP Morgan Chase Bank, N.A.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	0.974	9	22	3,800	(13)
JP Morgan Chase Bank, N.A.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2017	1.130	(115)	(141)	22,300	26
Morgan Stanley Capital Services LLC	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	0.974	4	9	1,900	(5)
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.696	84	141	7,900	(57)
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2016	0.908	21	45	4,300	(24)
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	0.974	3	9	1,200	(6)
UBS AG	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	0.974	1	2	500	(1)
UBS AG	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2017	1.130	(75)	(94)	16,100	19
Barclays Bank plc	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	06/20/2016	1.428	(59)	(58)	3,700	(1)
Barclays Bank plc	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	06/20/2016	1.428	(60)	(60)	3,800	—
Deutsche Bank AG	Republic of Indonesia 6.750% due 03/10/2014	Sell	1.000	09/20/2015	1.239	(8)	(28)	1,200	20
Morgan Stanley Capital Services LLC	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	09/20/2016	1.525	(96)	(68)	4,600	(28)
UBS AG	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	09/20/2016	1.525	(42)	(32)	2,000	(10)
Citibank, N.A.	Republic of Kazakhstan	Sell	1.000	03/20/2016	1.934	(17)	(14)	500	(3)
Deutsche Bank AG	Republic of Korea 4.875% due 09/22/2014	Sell	1.000	06/20/2016	1.005	2	1	2,400	1
Deutsche Bank AG	Republic of Korea 4.875% due 09/22/2014	Sell	1.000	06/20/2016	1.005	2	2	1,600	—
JP Morgan Chase Bank, N.A.	Republic of Korea 4.875% due 09/22/2014	Sell	1.000	06/20/2017	1.203	(116)	(132)	13,600	16
BNP Paribas S.A.	UBS AG 1.262% due 04/18/2012	Sell	0.760	03/20/2013	1.017	(29)	—	20,470	(29)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Credit Suisse International	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000%	03/20/2016	0.433%	$51	$43	$2,200	$8
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2016	0.433	14	12	600	2
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2015	0.271	58	11	2,600	47
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2015	0.271	27	6	1,200	21
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.291	512	272	21,900	240
UBS AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2015	0.392	134	137	5,800	(3)
UBS AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2016	0.469	53	40	2,300	13
UBS AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2016	0.469	108	82	4,700	26
Citibank, N.A.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	0.875	9	(20)	1,600	29
Citibank, N.A.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	06/20/2016	0.982	112	11	59,600	101
Deutsche Bank AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	0.951	45	(108)	14,800	153
HSBC Bank USA, N.A.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	0.951	63	(154)	20,800	217
UBS AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	0.875	3	(7)	600	10
BNP Paribas S.A.	United States of America 4.875% due 08/15/2016	Sell	0.250	03/20/2016	0.283	(20)	(219)	€15,500	199
UBS AG	United States of America 4.875% due 08/15/2016	Sell	0.250	09/20/2015	0.232	33	(414)	27,700	447

Credit Default Swaps									$3,607

Total Swaps									$(2,716)

WRITTEN OPTIONS OPEN AT APRIL 30, 2012

Description	Number of Contracts	Strike Index/Rate		Expiration Date	Value (000s)
Inflation-Linked Swap Option (Put)	(5,100,000)	215.95	Y	03/10/2020	$(12)
Inflation-Linked Swap Option (Put)	(14,100,000)	215.95	Y	03/12/2020	(18)
Inflation-Linked Swap Option (Put)	(33,900,000)	216.69	Y	04/07/2020	(46)
Inflation-Linked Swap Option (Put)	(15,100,000)	217.97	Y	09/29/2020	(22)
Inflation-Linked Swap Option (Put)	(15,600,000)	218.01	Y	10/13/2020	(43)
Interest Rate Swap Option 1 year (Put)	(133,700,000)	1.75%		11/19/2012	(7)
Interest Rate Swap Option 2 year (Put)	(347,200,000)	0.92		11/14/2012	(294)
Interest Rate Swap Option 2 year (Put)	(80,300,000)	1.20		07/11/2013	(187)
Interest Rate Swap Option 2 year (Put)	(557,200,000)	2.25		09/24/2012	(8)
Interest Rate Swap Option 3 year (Put)	(30,300,000)	1.00		08/13/2012	(23)
Interest Rate Swap Option 3 year (Put)	(147,000,000)	2.75		06/18/2012	—
Interest Rate Swap Option 3 year (Put)	(589,000,000)	3.00		06/18/2012	—
Interest Rate Swap Option 5 year (Call)	(40,100,000)	1.40		03/18/2013	(414)
Interest Rate Swap Option 5 year (Put)	(40,100,000)	1.40		03/18/2013	(539)
Interest Rate Swap Option 5 year (Put)	(485,000,000)	1.55		08/13/2012	(927)
Interest Rate Swap Option 5 year (Put)	(803,200,000)	1.70		08/13/2012	(917)
Interest Rate Swap Option 5 year (Put)	(40,800,000)	2.00		03/18/2013	(221)
Interest Rate Swap Option 5 year (Put)	(84,500,000)	3.25		07/16/2012	—
Interest Rate Swap Option 10 year (Put)	(35,100,000)	10.00		07/10/2012	—

Written options outstanding, at value (premiums received of $31,055)					$(3,678)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2012

Par Value (000s)	Security	Value (000s)
$(21,000)	Federal National Mortgage Association TBA[8] (proceeds $23,225)	$(23,218)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2012 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$121,261	$2,902	$124,163
Bank Loan Obligations	—	19,081	—	19,081
Certificates of Deposit	—	39,440	—	39,440
Collateralized Mortgage Obligations	—	269,040	—	269,040
Corporate Bond & Notes	—	1,877,917	14,647	1,892,564
Foreign Government Obligations	—	478,100	—	478,100
Mortgage Pass-Through	—	3,797,139	14,159	3,811,298
Municipal Bonds	—	348,762	—	348,762
Preferred Stocks	—	16,025	—	16,025
Rights/Warrants	—	—	54	54
U.S. Government Agencies	—	477,743	—	477,743
U.S. Government Obligations	—	2,136,416	—	2,136,416
Short-Term Investments
Certificates of Deposit	—	8,697	—	8,697
Commercial Paper	—	20,797	—	20,797
Repurchase Agreements	—	89,000	—	89,000
U.S. Treasury Bills	—	6,237	—	6,237

Total Investments in Securities	$—	$9,705,655	$31,762	$9,737,417

Liability Category
Fixed Income Investments Sold Short	$—	$(23,218)	$—	$(23,218)

Investments in Other Financial Instruments
Forward Currency Contracts	—	(4,188)	—	(4,188)
Futures Contracts	7,662	—	—	7,662
Options-Written	—	(3,678)	—	(3,678)
Swap Agreements	—	(2,716)	—	(2,716)

Total Investments in Other Financial Instruments	$7,662	$(10,582)	$—	$(2,920)

Total Investments	$7,662	$9,671,855	$31,762	$9,711,279

The following is a reconciliation of the Fund’s Level 3 investments during the period ended April 30, 2012.

Valuation Description	Beginning Balance at 11/01/2011 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)		Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2012[w] (000s)
Asset-Backed Securities	$—	$—	$—	$—	$—	$—	$2,902	[i]	$—	$2,902
Corporate Bonds & Notes	14,292	—	—	87	—	268	—		—	14,647
Mortgage Pass-Through	2,799	11,269	(92)	(6)	—	189	—		—	14,159
Rights/Warrants	14	—	—	—	—	40	—		—	54

Total	$17,105	$11,269	$(92)	$81	$—	$497	$2,902		$—	$31,762

There were no significant transfers between levels 1 and 2 during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in default.

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2012.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2012, these securities were valued at $808,733 or 11% of net assets.

3	Variable rate security. The stated rate represents the rate in effect at April 30, 2012.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	MTN after the name of a security stands for Medium Term Note.

6	Perpetuity bond. The maturity date represents the next callable date.

7	Inflation-protected securities (IPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

8	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2012. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 of the accompanying Notes to Financial Statements).

9	At April 30, 2012, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate market value of $1,209,991 or 16% of net assets.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identifìed as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profìt) for the credit derivative should the notional amount of the swap agreement been closed/ sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

e	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defìned under the terms of that particular swap agreement.

i	Transferred from Level 2 to Level 3 due to unavailability of observable market data for pricing input.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of April 30, 2012 per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2012
Asset-Backed Securities	$(18)
Corporate Bonds & Notes	(703)
Mortgage Pass-Through	163
Rights/Warrants	39

Total	$(519)

x	Fair valued in accordance with Harbor Funds Valuation Procedures using last traded price/a pre-traded price recommended by the issuer, which is a Level 3 input.

y	Amount represents Index Value.

z	Valued by subadviser in accordance with Harbor Funds Valuation Procedures using quoted prices from actively traded securities with similar terms, which is a Level 3 input.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

MEX$	Mexican Peso.

The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company

LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2007

PIMCO has subadvised the Fund since its inception in 2005.

INVESTMENT GOAL

Maximum real return, consistent with preservation of real capital

PRINCIPAL STYLE
CHARACTERISTICS

Inflation-indexed fixed income securities

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Economic policy continued to exert a major influence on fixed income markets during the fiscal first half. Markets responded favorably to measures taken by policymakers to prevent a worsening of the European sovereign debt crisis. To address rising unemployment and worsening debt-to-GDP ratios, the International Monetary Fund announced a liquidity program designed to provide improved financing conditions for countries struggling with escalating borrowing costs. In addition, the European Central Bank continued its Long Term Refinancing Operations and provided euro-zone banks with low-interest loans.

Economic data in the U.S., meanwhile, indicated an improved short-term outlook for the domestic economy, supported by higher consumer confidence and lower unemployment. The Federal Reserve maintained the federal funds rate in the range of 0% to 0.25% and also indicated that economic conditions were likely to warrant exceptionally low rates at least through late 2014. The yield of the benchmark 10-year U.S. Treasury note ended April at 1.91%, down 20 basis points from the start of the fiscal first half. (A basis point equals one-hundredth of a percentage point.) The Treasury yield curve flattened as the spread narrowed between long-term and short-term yields.

Most fixed income spread sectors performed better than U.S. Treasurys. Corporate bonds outpaced Treasurys on supportive technical factors and favorable U.S. economic indicators. Bonds of financial institutions significantly outperformed the broader corporate sector due to supportive central bank actions in the euro zone, as well as the generally positive outcome of stress tests for 19 U.S. banks. Agency mortgage-backed securities outperformed Treasurys on a like-duration basis. Commercial mortgage-backed securities also outperformed like-duration Treasurys as investor demand for risk assets increased. Emerging market external bonds generally outpaced Treasurys as investor risk appetites increased. Municipal bonds, both tax-exempt and taxable Build America Bonds, posted positive absolute returns. Demand for Build America Bonds remained strong as they continued to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

Treasury Inflation-Protected Securities (TIPS), as measured by the Barclays Capital U.S. TIPS Index, gained 3.74%. Breakeven inflation levels (i.e. the difference between nominal and real yields) widened, with breakevens for 5-year and 10-year notes widening by 31 and 18 basis points, respectively.

PERFORMANCE

Harbor Real Return Fund outperformed its benchmark for the first half of fiscal 2012. The Fund returned 4.21% (Institutional Class) and 4.04% (Administrative Class) for the six months ended April 30, compared with the 3.74% return of the Barclays Capital U.S. TIPS Index.

Among the strategies that helped Fund returns was an allocation to corporate bonds, particularly financial companies, as the sector outperformed like-duration Treasurys. Investments in emerging markets bonds and an allocation to mortgage-backed securities also added value. An emphasis on nominal duration versus real duration was a negative, as breakeven inflation levels widened.

Harbor Real Return Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	88.3%
Australia Government	2.1%
Canada Government	1.7%
Dexia Credit Local New York	1.3%
SLM Student Loan Trust	1.0%
Federal Home Loan Mortgage Corp. REMIC	0.7%
Federal National Mortgage Association REMIC	0.7%
Wachovia Corp.	0.7%
Instituto de Credito Oficial	0.6%
Nordea Eiendomskreditt AS	0.6%

OUTLOOK AND STRATEGY

It is our expectation that the global economy will grow at a real rate of 1.0% to 2.0% over the year ahead. Although the Long-Term Refinancing Operations carried out by the European Central Bank have temporarily stabilized financial markets by improving liquidity and capital market access, they do not address the region’s more fundamental problems. These include the credit quality of sovereign borrowers, uneven competitiveness, currency rigidity, and a lack of coordinated vision among monetary and fiscal authorities. In our view, the de-leveraging process in Europe will continue to play a dominant role in the global economy over the cyclical horizon. We believe that lasting improvement in euro-zone solvency can be attained only with higher nominal growth and a reduction in sovereign borrowing costs.

With respect to strategy, we plan to:

•	Position portfolios defensively with a preference for income over price appreciation, as we believe that risk premiums currently are fairly or richly priced relative to our outlook.

•	Maintain a neutral duration position, with a focus on countries with healthier balance sheets and independent monetary policy.

•

Concentrate on the 10-year portion of the TIPS curve, which we think offers the best potential for price appreciation as this maturity rolls down the real yield curve. At the same time, we would expect to avoid shorter-maturity TIPS given the significantly negative real yields on these maturities.

•	Hold non-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure as another source of yield.

•

Maintain U.S. dollar currency exposure relative to the euro and Australian dollar; the euro could be further negatively impacted by the region’s ongoing sovereign debt crisis and the Australian dollar has tended to exhibit weakness during times of market turbulence.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2025

Cusip	411511520

Ticker	HARRX

Inception Date	12/01/2005

Net Expense Ratio	0.59%[a]

Total Net Assets (000s)	$477,810

ADMINISTRATIVE CLASS

Fund #	2225

Cusip	411511512

Ticker	HRRRX

Inception Date	12/01/2005

Net Expense Ratio	0.84%[a]

Total Net Assets (000s)	$4,340

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	1.90%		1.65%

Yield to Maturity	2.37%		1.71%

Current 30-Day Yield (Institutional Class)	1.65%		N/A

Weighted Average Maturity	9.37 years		9.17 years

Weighted Average Duration	6.18 years		6.13 years

Portfolio Turnover Rate (6-Month Period Ended 04/30/2012)	164%	[b]	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	3.68%

>1 to 5	31.09%

>5 to 10	32.05%

>10 to 15	15.93%

>15 to 20	12.94%

>20 to 25	0.00%

>25 yrs.	4.32%

Harbor Real Return Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Real Return Fund
Institutional Class	4.21%	9.93%	7.94%	6.84%	12/01/2005	$15,292
Comparative Index
Barclays Capital U.S. TIPS	3.74%	11.67%	7.88%	6.89%	—	$15,336

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Real Return Fund
Administrative Class	4.04%	9.63%	7.65%	6.57%	12/01/2005	$15,040
Comparative Index
Barclays Capital U.S. TIPS	3.74%	11.67%	7.88%	6.89%	—	$15,336

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class); and 0.85% (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -10.8%)

ASSET-BACKED SECURITIES—2.2%
Principal Amount (000s)			Value (000s)

		American Money Management Corporation
		Series 2005-5A Cl. A1A
	$290	0.709%—08/08/2017[1,2]	$282
		Ares CLO Funds[9]
		Series 2006-6RA Cl. A1B
	410	0.701%—03/12/2018[1,2]	400
		Driver One GmbH
		Series 8 Cl. A
	€885	1.107%—02/21/2017[2]	1,176
		Ford Auto Securitization Trust
		Series 2010-R3A Cl. A1
CAD$	265	1.926%—06/15/2013[1]	269
		Harvest CLO SA9
		Series IX Cl. A1
	€156	1.587%—03/29/2017[2]	199
		Hillmark Funding
		Series 2006-1A Cl. A1
	$1,600	0.743%—05/21/2021[1,2]	1,508
		Katonah Ltd.
		Series 6A Cl. A1A
	430	0.794%—09/20/2016[1,2]	423
		Magi Funding plc
		Series I-A Cl. A
	€279	1.314%—04/11/2021[1,2]	350
		Park Place Securities Inc.
		Series 2004-WWF1 Cl. M2
	$411	0.919%—12/25/2034[2]	403
		Race Point CLO[9]
		Series 2A Cl. A1
	206	1.053%—05/15/2015[1,2]	206
		Saxon Asset Securities Trust
		Series 2003-1 Cl. AF7
	162	4.034%—06/25/2033[3]	148
		SLM Student Loan Trust
		Series 2003-2 Cl. A5
	€2,598	1.136%—12/15/2023[2]	3,215
		Series 2002-7X Cl. A5
	1,265	1.146%—09/15/2021[2]	1,627
		Series 2010-B Cl. A1
	$118	2.160%—08/15/2016[1,2]	119

			4,961

		Wood Street CLO BV9
		Series II-A Cl. A1
	€189	1.347%—03/29/2021[1,2]	238

	TOTAL ASSET-BACKED SECURITIES (Cost $11,037)		10,563

		Intelsat Jackson Holdings SA
		Term Loan
	$693	5.250%—04/02/2018[4]	$698
		Springleaf Financial Funding Company
		Term Loan
	1,800	5.500%—05/10/2017[4]	1,708

	TOTAL BANK LOAN OBLIGATIONS (Cost $2,483)		2,406

COLLATERALIZED MORTGAGE OBLIGATIONS—2.5%
		Arran Residential Mortgages Funding plc
		Series 2011-1A Cl. A1B
	€1,235	2.241%—11/19/2047[1,2]	1,638
		Series 2011-1A Cl. A1B
	700	2.491%—11/19/2047[1,2]	929

			2,567

		Banc of America Large Loan Inc.
		Series 2010-HLTN Cl. HLTN
	$1,413	1.991%—11/15/2015[1,2]	1,327
		Bear Stearns Adjustable Rate Mortgage Trust
		Series 2005-5 Cl. A1
	9	2.220%—08/25/2035[2]	9
		Series 2005-5 Cl. A2
	16	2.250%—08/25/2035[2]	14
		Series 2005-2 Cl. A1
	15	2.620%—03/25/2035[2]	15
		Series 2005-2 Cl. A2
	4	3.078%—03/25/2035[2]	4

			42

		Citigroup Mortgage Loan Trust Inc.
		Series 2005-12 Cl. 2A1
	615	1.039%—08/25/2035[1,2]	381
		Countrywide Home Loan Mortgage Pass Through Trust
		Series 2004-HYB5 Cl. 2A1
	118	2.655%—04/20/2035[2]	113
		DBUBS Mortgage Trust
		Series 2011-LC2A Cl. A2
	2,800	3.386%—07/10/2044[1]	2,981
		Holmes Master Issuer plc
		Series 2011-1A Cl. A3
	€1,700	2.107%—10/15/2054[1,2]	2,261
		JP Morgan Mortgage Trust
		Series 2005-A3 Cl. 2A1
	$408	5.136%—06/25/2035[2]	409
		Permanent Master Issuer plc
		Series 2011-1A Cl. 1A3
	€200	2.057%—07/15/2042[1,2]	266
		RBSSP Resecuritization Trust
		Series 2010-1 Cl. 2A1
	$1,439	2.443%—07/26/2045[1,2]	1,413
		Residential Accredit Loans Inc.
		Series 2006-QO6 Cl. A1
	151	0.419%—06/25/2046[2]	57
		Residential Asset Securitization Trust
		Series 2006-R1 Cl. A2
	99	0.639%—01/25/2046*[2]	42
		Structured Asset Mortgage Investments Inc.
		Series 2006-AR5 Cl. 1A1
	94	0.449%—05/25/2046[2]	46

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)

		Washington Mutual Mortgage Pass Through Certificates
		Series 2003-AR9 Cl. 2A
	$69	2.545%—09/25/2033[2]	$69

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $12,404)		11,974

CORPORATE BONDS & NOTES—9.9%
		Ally Financial Inc.
	600	3.710%—02/11/2014[2]	594
		American Express Bank FSB
	500	0.369%—05/29/2012[2]	500
	600	0.390%—06/12/2012[2]	600

			1,100

		Banco Santander Brasil SA
	500	4.250%—01/14/2016[1]	492
		Banco Santander Brazil SA MTN[5]
	2,400	2.574%—03/18/2014[1,2]	2,386
		Bank of America Corporation MTN[5]
	£600	1.141%—06/11/2012[2]	974
		BBVA Bancomer SA
	$800	6.500%—03/10/2021[1]	812
		Credit Agricole Home Loan SFH
	800	1.216%—07/21/2014[1,2]	785
		Danske Bank AS MTN[5]
	1,700	1.517%—04/14/2014[1,2]	1,654
		DCP Midstream Operating LP
	700	3.250%—10/01/2015	708
		Dexia Credit Local New York
	6,500	0.880%—03/05/2013[1,2]	6,253
		EOG Resources Inc.
	1,100	1.216%—02/03/2014[2]	1,108
		Ford Motor Credit Co. LLC
	100	7.800%—06/01/2012	100
		GATX Financial Corp.
	1,000	5.800%—03/01/2016	1,056
		HBOS plc MTN[5]
	2,500	0.676%—09/06/2017[2]	1,827
	300	6.750%—05/21/2018[1]	276

			2,103

		HCA Inc.
	900	7.250%—09/15/2020	1,001
		ICICI Bank Ltd. MTN[5]
	500	2.242%—02/24/2014[1,2]	484
		ING Bank NV
	1,800	1.786%—10/18/2013[1,2]	1,800
		Merrill Lynch & Co. Inc. MTN[5]
	1,500	0.710%—06/05/2012[2]	1,500
		Metropolitan Life Global Funding I MTN[5]
	100	5.125%—04/10/2013[1]	104
		Nordea Eiendomskreditt AS
	3,100	0.889%—04/07/2014[1,2]	3,098
		Petrobras International Finance Company
	500	3.875%—01/27/2016	525
		SLM Corporation MTN[5]
	740	5.121%—05/03/2019[4,6]	691
	1,200	5.125%—08/27/2012	1,213

			1,904

		Societe Generale MTN[5]
	$1,700	1.519%—04/11/2014[1,2]	$1,623
		Starwood Hotels & Resorts Worldwide Inc.
	1,000	6.250%—02/15/2013	1,041
		Stone Street Trust
	2,400	5.902%—12/15/2015[1]	2,421
		TDC AS MTN[5]
	€1,800	3.500%—02/23/2015	2,513
		Toronto-Dominion Bank
	$2,300	1.625%—09/14/2016[1]	2,330
		Transocean Inc.
	700	4.950%—11/15/2015	753
		Turkiye Garanti Bankasi AS
	200	2.966%—04/20/2016[1,2]	188
		Volkswagen International Finance NV
	2,800	0.918%—10/01/2012[1,2]	2,803
		Wachovia Corp.
AUD$	3,200	4.660%—05/25/2012[2]	3,335

	TOTAL CORPORATE BONDS & NOTES (Cost $47,746)		47,548

FOREIGN GOVERNMENT OBLIGATIONS—6.0%
		Australia Government Bond
	200	2.500%—09/20/2030[6]	259
	2,800	3.000%—09/20/2025[6]	3,836
	2,900	4.000%—08/20/2020[6]	5,666

			9,761

		Canada Housing Trust No. 1
CAD$	2,700	2.450%—12/15/2015[1]	2,797
		Canadian Government Bond
	1,100	1.500%—08/01/2015	1,114
	1,800	2.750%—09/01/2016	1,911
	3,793	4.250%—12/01/2021[6]	5,406

			8,431

		Instituto de Credito Oficial MTN[5]
	€2,300	2.567%—03/25/2014[2]	2,995
		New South Wales Treasury Corporation
AUD$	2,200	2.750%—11/20/2025[6]	2,780
		Petroleos Mexicanos
	$200	5.500%—01/21/2021	224
		United Kingdom Gilt Inflation Linked[6]
	£1,050	1.875%—11/22/2022	2,163

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $27,619)		29,151

MORTGAGE PASS-THROUGH—1.4%
		Federal Home Loan Mortgage Corp. REMIC[7]
	$3,257	0.840%—12/15/2037[2]	3,273
		Federal National Mortgage Association REMIC[7]
	865	0.589%—07/25/2037[2]	866
	737	0.619%—07/25/2037[2]	738
	608	0.679%—05/25/2036[2]	610
	1,063	0.919%—02/25/2041[2]	1,067

			3,281

	TOTAL MORTGAGE PASS-THROUGH (Cost $6,510)		6,554

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

PURCHASED OPTIONS—0.0%
(Cost $132)
No. of Contracts		Value (000s)

	Interest Rate Swap Option 30 year
2,600,000	3.875%—04/14/2014	$112

U.S. GOVERNMENT OBLIGATIONS—88.3%
Principal Amount (000s)
	U.S. Treasury Inflation Indexed Bonds[6]
$28,249	0.125%—04/15/2016-04/15/2017	30,152
26,261	0.125%—01/15/2022[8]	27,488
10,819	0.500%—04/15/2015	11,461
34,548	0.625%—04/15/2013-07/15/2021	37,809
604	0.750%—02/15/2042	607
8,012	1.125%—01/15/2021	9,197
11,401	1.250%—04/15/2014[8]	12,026
16,596	1.250%—07/15/2020	19,307
6,105	1.375%—01/15/2020	7,132
12,205	1.625%—01/15/2015-01/15/2018	13,325
8,834	1.750%—01/15/2028	10,904
9,170	1.875%—07/15/2013-07/15/2015	10,166
14,392	1.875%—07/15/2019[8]	17,367
40,467	2.000%—01/15/2014-01/15/2026	46,907
21,688	2.125%—01/15/2019-02/15/2041	28,705
677	2.375%—01/15/2017	798
43,804	2.375%—01/15/2025-01/15/2027[8]	57,547
17,377	2.500%—01/15/2029	23,721

$12,411	2.625%—07/15/2017	$15,036
18,231	3.000%—07/15/2012[8]	18,518
1,830	3.625%—04/15/2028	2,784
15,455	3.875%—04/15/2029	24,590

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $409,956)		425,547

SHORT-TERM INVESTMENTS—0.2%
REPURCHASE AGREEMENTS—0.2%
941	Repurchase Agreement with State Street Corporation dated April 30, 2012 due May 1, 2012 at 0.010% collateralized by Federal Home Loan Mortgage Corp. (market value $960)	941

U.S. TREASURY BILLS—0.0%
	U.S. Treasury Bills
271	0.198%—03/07/2013[8]	271

TOTAL SHORT-TERM INVESTMENTS (Cost $1,212)		1,212

TOTAL INVESTMENTS—111.0% (Cost $519,099)		535,067

CASH AND OTHER ASSETS, LESS LIABILITIES—(11.0)%		(52,917)

TOTAL NET ASSETS—100.0%		$482,150

FUTURES CONTRACTS OPEN AT APRIL 30, 2012

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Futures (Sell)	43	€4,300	06/07/2012	$(161)
Eurodollar Futures-CME 90 day (Buy)	155	$38,750	12/16/2013	207
Eurodollar Futures-CME 90 day (Buy)	62	15,500	03/16/2015	47
Eurodollar Futures-CME 90 day (Buy)	26	6,500	06/15/2015	25

				$118

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2012

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	HSBC Bank USA, N.A.	$16,298	$16,193	06/07/2012	$(105)
Brazilian Real (Sell)	Morgan Stanley and Co. Inc.	225	247	06/04/2012	22
British Pound Sterling (Buy)	Barclays Bank plc	3,115	3,076	05/02/2012	39
British Pound Sterling (Sell)	Barclays Bank plc	3,113	3,075	06/01/2012	(38)
British Pound Sterling (Sell)	Deutsche Bank AG London	3,114	3,039	05/02/2012	(75)
Canadian Dollar (Buy)	Barclays Bank plc	141	139	06/21/2012	2
Canadian Dollar (Sell)	Citibank, N.A.	4,615	4,585	06/21/2012	(30)
Canadian Dollar (Sell)	Credit Suisse First Boston London	1,997	1,989	06/21/2012	(8)
Canadian Dollar (Sell)	Goldman Sachs Capital Markets LP	1,406	1,416	06/21/2012	10
Canadian Dollar (Sell)	JP Morgan Chase Bank, N.A.	1,957	1,957	06/21/2012	—
Canadian Dollar (Sell)	UBS AG	1,939	1,930	06/21/2012	(9)
Chinese Yuan (Buy)	Barclays Capital	979	984	02/01/2013	(5)
Chinese Yuan (Buy)	Barclays Capital	709	700	06/01/2012	9
Chinese Yuan (Buy)	Citibank, N.A.	386	383	06/01/2012	3
Chinese Yuan (Sell)	Barclays Capital	20	20	06/01/2012	—
Chinese Yuan (Sell)	Barclays Capital	679	680	06/01/2012	1
Chinese Yuan (Sell)	Credit Suisse First Boston London	444	443	06/01/2012	(1)

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Chinese Yuan (Sell)	HSBC Bank USA, N.A.	$910	$910	06/01/2012	$—
Euro Currency (Buy)	Barclays Bank plc	108	109	06/14/2012	(1)
Euro Currency (Buy)	Barclays Bank plc	6,111	6,067	06/14/2012	44
Euro Currency (Buy)	JP Morgan Chase Bank, N.A.	241	240	06/14/2012	1
Euro Currency (Sell)	Credit Suisse First Boston London	31,378	31,112	06/14/2012	(266)
Euro Currency (Sell)	Morgan Stanley and Co. Inc.	116	115	06/14/2012	(1)
Indian Rupee (Buy)	JP Morgan Chase Bank	3,083	3,551	07/12/2012	(468)
Indian Rupee (Sell)	Barclays Capital	246	240	07/12/2012	(6)
Indian Rupee (Sell)	Barclays Capital	1,444	1,500	07/12/2012	56
Indian Rupee (Sell)	Deutsche Bank AG London	235	227	07/12/2012	(8)
Indian Rupee (Sell)	Goldman Sachs International	130	125	07/12/2012	(5)
Indian Rupee (Sell)	HSBC Bank USA, N.A.	252	245	07/12/2012	(7)
Indian Rupee (Sell)	JP Morgan Chase Bank	290	280	07/12/2012	(10)
Indian Rupee (Sell)	JP Morgan Chase Bank	486	509	07/12/2012	23
Indonesian Rupiah (Sell)	UBS AG	—	—	07/02/2012	—
Japanese Yen (Sell)	Barclays Bank plc	1,111	1,079	06/07/2012	(32)
Mexican Peso (Sell)	Morgan Stanley and Co. Inc.	11	11	06/15/2012	—
Philippine Peso (Buy)	Citibank, N.A.	—	—	06/08/2012	—
Singapore Dollar (Buy)	UBS AG	—	—	05/15/2012	—
Singapore Dollar (Buy)	UBS AG	—	—	08/03/2012	—
Singapore Dollar (Sell)	UBS AG	—	—	05/15/2012	—
South Korean Won (Buy)	UBS AG	—	—	07/12/2012	—

					$(865)

SWAP AGREEMENTS OPEN AT APRIL 30, 2012

CHICAGO MERCANTILE EXCHANGE CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.250%	06/20/2022	$2,900	$(39)

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

TOTAL RETURN SWAPS ON U.S. TREASURY

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Reference Entity	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	British Bankers’ Association LIBOR USD 3-Month	Pay	U.S. Treasury Inflation Indexed Bonds	07/15/2012	$779	$1

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	9.970%	01/02/2014	R$	1,300	$11
Goldman Sachs Bank USA	Brazil Cetip Interbank Deposit	Pay	9.980	01/02/2014		3,100	22
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	10.180	01/02/2014		16,400	151
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit	Pay	10.530	01/02/2014		4,500	35
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	10.220	01/02/2014		2,200	13
Morgan Stanley Capital Services LLC	Brazil Cetip Interbank Deposit	Pay	10.580	01/02/2014		10,600	89
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.380	01/02/2014		2,000	16
UBS AG	Brazil Cetip Interbank Deposit	Pay	10.770	01/02/2014		2,600	29
BNP Paribas S.A.	US CPI Urban Consumers NSA	Pay	1.500	11/02/2012		$1,000	(3)

Interest Rate Swaps							$363

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[d] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[e] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Citibank N.A.	Dow Jones CDX Emerging Markets Index Series 14	Sell	5.000%	12/20/2015	2.197%	$21	$27	$200	$(6)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 14	Sell	5.000	12/20/2015	2.197	41	60	400	(19)
JP Morgan Chase Bank, N.A.	Dow Jones CDX Emerging Markets Index Series 14	Sell	5.000	12/20/2015	2.197	215	294	2,100	(79)
Morgan Stanley Capital Services LLC	Dow Jones CDX Emerging Markets Index Series 14	Sell	5.000	12/20/2015	2.197	82	113	800	(31)
Barclays Bank plc	Dow Jones CDX Emerging Markets Index Series 15	Sell	5.000	06/20/2016	2.299	44	54	400	(10)
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.886	2	(5)	500	7
Barclays Bank plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.886	2	(10)	500	12
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2020	1.510	(25)	(23)	700	(2)
Citibank N.A.	GATX Corporation 5.800% due 03/01/2016	Buy	1.070	03/20/2016	1.571	17	—	1,000	17
JP Morgan Chase Bank, N.A.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.692	13	25	1,100	(12)
Royal Bank of Scotland plc	Government of Japan 2.000% due 03/21/2022	Sell	1.000	12/20/2015	0.692	6	11	500	(5)
HSBC Bank USA, N.A.	Government of Japan 2.000% due 03/21/2022	Sell	1.000	06/20/2016	0.770	18	(1)	1,700	19
Deutsche Bank AG	Petroleo Brasileira SA Petrobras 8.375% due 12/10/2018	Sell	1.000	09/20/2012	0.580	—	(2)	100	2
Barclays Bank plc	Societe Generale. Senior Bond 5.250% due 03/28/2013	Buy	1.000	06/20/2014	2.475	50	66	1,700	(16)
Deutsche Bank AG	Starwood Hotels & Resorts Worldwide, Inc. 6.750% due 05/15/2018	Buy	1.000	03/20/2013	0.398	(7)	19	1,100	(26)
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.291	12	5	500	7
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.291	23	4	1,000	19
JP Morgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	06/20/2015	0.291	12	6	500	6

Credit Default Swaps									$(117)

Total Swaps									$208

WRITTEN OPTIONS OPEN AT APRIL 30, 2012

Description	Number of Contracts	Strike Index/Rate		Expiration Date	Value (000s)
Inflation-Linked Swap Option (Put)	(2,000,000)	215.95	Y	03/12/2020	$(3)
Inflation-Linked Swap Option (Put)	(3,600,000)	216.69	Y	04/07/2020	(5)
Inflation-Linked Swap Option (Put)	(500,000)	217.97	Y	09/29/2020	(1)
Inflation-Linked Swap Option (Put)	(400,000)	218.01	Y	10/13/2020	(1)
Interest Rate Swap Option 1 year (Call)	(3,900,000)	0.80%		10/11/2012	(11)
Interest Rate Swap Option 1 year (Put)	(3,900,000)	0.80		10/11/2012	—
Interest Rate Swap Option 2 year (Call)	(4,700,000)	0.92		11/14/2012	(30)
Interest Rate Swap Option 2 year (Call)	(4,000,000)	1.06		10/11/2012	(36)
Interest Rate Swap Option 2 year (Put)	(4,700,000)	0.92		11/14/2012	(4)
Interest Rate Swap Option 2 year (Put)	(4,000,000)	1.06		10/11/2012	(2)
Interest Rate Swap Option 5 year (Call)	(7,000,000)	1.50		09/24/2012	(109)
Interest Rate Swap Option 5 year (Call)	(14,400,000)	1.70		03/18/2013	(286)
Interest Rate Swap Option 5 year (Put)	(7,000,000)	1.50		09/24/2012	(27)
Interest Rate Swap Option 5 year (Put)	(14,400,000)	1.70		03/18/2013	(123)
Interest Rate Swap Option 5 year (Put)	(1,300,000)	2.00		03/18/2013	(7)
Interest Rate Swap Option 5 year (Put)	(11,000,000)	2.85		04/14/2014	(109)
Interest Rate Swap Option 10 year (Put)	(1,100,000)	10.00		07/10/2012	—

Written options outstanding, at value (premiums received of $864)					$(754)

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

Holdings in Futures Contracts valued at $118 are classified as Level 1. All other holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Security in default.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2012, these securities were valued at $45,297 or 9% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at April 30, 2012.

3	Step coupon security.

4	Variable rate security. The stated rate represents the rate in effect at April 30, 2012.

5	MTN after the name of a security stands for Medium Term Note.

6	Inflation-protected securities (IPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

7	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

8	At April 30, 2012, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate market value of $133,217 or 28% of net assets.

9	CLO after the name of a security stands for Collateralized Loan Obligation.

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identifìed as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profìt) for the credit derivative should the notional amount of the swap agreement been closed/ sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

e	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defìned under the terms of that particular swap agreement.

y	Amount represents Index Value.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis
Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Kenneth O’Donnell, CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Seeks to provide current income while maintaining liquidity and a stable share price of $1

PRINCIPAL STYLE
CHARACTERISTICS

Very short-term high quality money market instruments

Kenneth O’Donnell

Management’s Discussion of

Fund Performance

MARKET REVIEW

The U.S. economic recovery resumed late in calendar 2011 despite continued volatility in European sovereign debt markets. Market sentiment rebounded in response to steady improvement in economic data. Growth was bolstered primarily by increases in consumption and private investment, though the housing sector contributed to GDP for the first time since the crisis began. The recovery, however, has remained fragile and susceptible to future declines in global confidence. Meanwhile, core consumer inflation was well contained and within striking distance of the Federal Reserve’s target of 2%. Stable consumer prices have enabled the Fed to remain flexible in managing monetary policy.

In early 2012, the Federal Open Market Committee (FOMC) formally expressed the likelihood that monetary policy rates would remain very low through 2014. In addition, the FOMC opened the door to the possibility of additional security purchases in another round of quantitative easing if economic conditions should deteriorate. U.S. Treasury yields declined across the curve to set historical lows as the yield curve flattened. Markets currently imply that monetary policy will remain accommodative through 2013.

From a money market investor’s perspective, short-term interest rates remain extremely low, an unfortunate consequence of substantial monetary stimulus. Cash yields remained anchored near 0% and are unlikely, in our view, to increase in the current environment. Given the modest pace of the U.S. economic recovery and continued instability in European sovereign markets, we believe that monetary policy rates will likely remain low for an extended period of time.

PERFORMANCE

Despite the low interest rate environment, Harbor Money Market Fund provided competitive returns. The Fund returned 0.03% (Institutional and Administrative Classes) for the six months ended April 30. This compares with the return of 0.01% for the Fund’s benchmark, the BofA Merrill Lynch 3-Month US Treasury Bill Index.

The duration of the portfolio was maintained below the regulatory maximum of 60 days and well below the duration of the 3-Month US Treasury Bill benchmark. This strategy constrained the portfolio from benefiting from the yield embedded in the term structure. Despite the regulatory challenges, the overall duration strategy had a positive impact on the portfolio’s total return.

OUTLOOK AND STRATEGY

Looking ahead, we believe that the economic recovery is likely to continue at a moderate pace, though it remains subject to global risks: the European sovereign debt crisis, oil/energy prices, and geopolitical risk. Domestically, fiscal headwinds resulting from expiring tax provisions may limit growth later in the year. Ultimately, policy accommodation should result in a return to a sustainable growth path. In the near term, stabilizing housing and labor markets, combined with steady improvement in industrial activity, should improve the odds of achieving a sustainable recovery.

While we do not expect market conditions to change significantly in the coming year, policy accommodation eventually will need to be removed and excess reserves will need

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

TOP ISSUERS (% of net assets)
Federal Home Loan Bank	39.1%
Federal Home Loan Mortgage Corp.	26.1%
U.S. Treasury	18.0%
Federal National Mortgage Association	16.7%

to be drained from the banking system. We believe that the most likely path would begin with an increase in the target federal funds rate or an increase in interest paid on bank reserves, followed by a gradual reduction in the Fed’s balance sheet. Given the complexity of the policy shift, we expect that there will be ample time to alter the Fund’s duration prior to an increase in short-term interest rates.

The Fund has maintained a very conservative portfolio strategy, limiting investments to U.S. Treasury and agency obligations while complying with the regulatory framework governing money market funds. (Money market funds are regulated by Rule 2a-7 of the Investment Company Act of 1940.)

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2015

Cusip	411511405

Ticker	HARXX

Inception Date	12/29/1987

Net Expense Ratio	0.00%[a,b]

Total Net Assets (000s)	$133,685

ADMINISTRATIVE CLASS

Fund #	2215

Cusip	411511660

Ticker	HRMXX

Inception Date	11/01/2002

Net Expense Ratio	0.00%[a,b]

Total Net Assets (000s)	$474

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Yield to Maturity	0.13%	0.08%

Weighted Average Maturity	0.10 years	0.16 years

Weighted Average Duration	0.09 years	0.16 years

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 3-Month US Treasury Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2002 through 04/30/2012

Total Returns For the periods ended 04/30/2012
Harbor Money Market Fund
Institutional Class	0.03%	0.06%	1.26%	1.85%	3.89%	12/29/1987	$12,009
Administrative Class	0.03%	0.06%	1.16%	N/A	1.62%	11/01/2002	$11,652
Comparative Index
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.01%	0.05%	1.14%	1.89%	4.04%[d]	—	$12,064
Current 7-day subsidized[e] SEC yield for period ended 04/30/2012:	Institutional Class: 0.09%				Administrative Class: 0.09%
Current 7-day unsubsidized[f] SEC yield for the period ended 04/30/2012:	Institutional Class: -0.24%				Administrative Class: -0.49%

Performance data shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return.

a	Annualized.

b	Reflective of a contractual fee waiver and expense cap effective through February 28, 2013, as well as a voluntary fee waiver that may be discontinued at any time.

c	Unannualized.

d	Life of fund return from 12/29/1987.

e	Reflects reimbursements or waivers currently in effect.

f	Does not reflect reimbursements or waivers currently in effect.

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash of 0.1%)

GOVERNMENT AGENCY DEBT—81.9%
Principal Amount (000s)		Value (000s)
	Federal Home Loan Bank Discount Notes
$4,600	0.060%—06/20/2012	$4,600
2,200	0.075%—05/23/2012	2,200
7,000	0.085%—05/11/2012	7,000
6,190	0.095%—05/18/2012-06/29/2012	6,190
4,100	0.096%—05/09/2012	4,100
18,800	0.100%—05/04/2012-06/01/2012	18,798
9,600	0.110%—05/25/2012-07/11/2012	9,599

		52,487

	Federal Home Loan Mortgage Corp. Discount Notes
12,000	0.070%—05/07/2012-06/18/2012	12,000
2,500	0.075%—05/29/2012	2,500
12,500	0.080%—05/01/2012-06/14/2012	12,499
4,500	0.086%—07/02/2012	4,499
3,500	0.120%—08/07/2012	3,499

		34,997

	Federal National Mortgage Association Discount Notes
$4,500	0.075%—05/21/2012	$4,500
5,000	0.086%—05/02/2012	5,000
5,000	0.095%—05/09/2012	5,000
2,900	0.100%—07/16/2012	2,899
5,000	0.105%—07/05/2012	4,999

		22,398

TOTAL GOVERNMENT AGENCY DEBT (Cost $109,882)		109,882

TREASURY DEBT—18.0%
	U.S. Treasury Bills
3,500	0.051%—05/03/2012	3,500
9,000	0.072%—07/05/2012	8,999
3,500	0.082%—05/10/2012	3,500
3,100	0.086%—07/26/2012	3,099
5,000	0.117%—08/23/2012	4,998

TOTAL TREASURY DEBT (Cost $24,096)		24,096

TOTAL INVESTMENTS—99.9% (Cost $133,978)[1]		133,978

CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		181

TOTAL NET ASSETS—100.0%		$134,159

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2012 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Convertible Securities Fund	Harbor Emerging Markets Debt Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$93,449	$7,623	$2,122,817	$9,430,568	$519,099	$133,978
Investments, at value	$91,731	$7,006	$2,084,614	$9,648,417	$534,126	$133,978
Repurchase agreements	2,619	598	119,522	89,000	941	—
Cash	—	12	589	1,026	1	92
Foreign currency, at value (cost: $0; $4; $0; $124; $92; $0)	—	4	—	124	92	—
Receivables for:
Investments sold	195	220	6,245	1,014,203	4,523	—
Foreign currency spot contracts	—	—	—	8	—	—
Capital shares sold	225	4	7,324	6,838	773	217
Dividends	—	—	—	346	—	—
Interest	891	122	36,165	51,633	1,977	—
Unrealized appreciation on open forward currency contracts	—	7	—	7,707	210	—
Unrealized appreciation on swap agreements	—	—	—	10,809	456	—
Swap premiums paid	—	—	—	10,005	757	—
Variation margin on futures contracts	—	—	—	652	10	—
Withholding tax reclaim	—	1	—	7	—	—
Prepaid registration fees	18	15	6	—	9	13
Prepaid fund insurance	1	1	6	26	2	1
Other assets	—	16	13	—	1	18
Total Assets	95,680	8,006	2,254,484	10,840,801	543,878	134,319
LIABILITIES
Payables for:
Due to broker	—	—	—	33,096	182	—
Investments purchased	396	250	31,556	3,244,137	58,907	—
Capital shares reacquired	50	—	718	10,283	313	106
Investments sold short, at value (proceeds: $0; $0; $0; $23,225; $0; $0)	—	—	—	23,218	—	—
Written options, at value (premium received: $0; $0; $0; $31,055; $864; $0)	—	—	—	3,678	754	—
Unrealized depreciation on open forward currency contracts	—	9	—	11,895	1,075	—
Unrealized depreciation on swap agreements	—	—	—	3,813	209	—
Variation margin on swap agreements	—	—	—	1,093	7	—
Accrued expenses:
Management fees	50	5	1,001	2,833	185	23
12b-1 fees	—	—	33	35	1	—
Transfer agent fees	4	—	116	349	22	7
Trustees’ fees and expenses	1	—	12	56	3	1
Other	16	12	147	833	70	23
Total Liabilities	517	276	33,583	3,335,319	61,728	160
NET ASSETS	$95,163	$7,730	$2,220,901	$7,505,482	$482,150	$134,159
Net Assets Consist of:
Paid-in capital	$95,064	$7,767	$2,120,059	$7,117,643	$455,938	$134,124
Undistributed/(accumulated) net investment income/(loss)	104	45	13,861	67,699	3,538	35
Accumulated net realized gain/(loss)	(906)	(61)	5,662	(12,493)	7,103	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	901	(19)	81,319	304,498	16,000	—
Unrealized appreciation/(depreciation) of other financial instruments	—	(2)	—	28,135	(429)	—
	$95,163	$7,730	$2,220,901	$7,505,482	$482,150	$134,159
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$93,292	$7,473	$2,062,646	$7,336,632	$477,810	$133,685
Shares of beneficial interest[2]	9,431	756	187,893	581,723	43,113	133,685
Net asset value per share[1]	$9.89	$9.88	$10.98	$12.61	$11.08	$1.00
Administrative Class
Net assets	$304	$257	$8,083	$168,850	$4,340	$474
Shares of beneficial interest[2]	31	26	736	13,386	391	474
Net asset value per share[1]	$9.89	$9.88	$10.99	$12.61	$11.09	$1.00
Investor Class
Net assets	$1,567	N/A	$150,172	N/A	N/A	N/A
Shares of beneficial interest[2]	159	N/A	13,670	N/A	N/A	N/A
Net asset value per share[1]	$9.88	N/A	$10.99	N/A	N/A	N/A

*	Including repurchase agreements and short-term investments.
1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the financial statements.

Harbor Fixed Income Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2012 (Unaudited)

(All amounts in thousands)

	Harbor Convertible Securities Fund	Harbor Emerging Markets Debt Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$1,373	$215	$65,475	$134,558	$3,588	$38
Dividends	78	—	520	738	—	—
Consent fee income	—	—	415	—	—	—
Total Investment Income	1,451	215	66,410	135,296	3,588	38
Operating Expenses
Management fees	267	29	5,762	18,033	1,070	144
12b-1 fees:
Administrative Class	1	—	10	212	5	1
Investor Class	1	N/A	175	N/A	N/A	N/A
Shareholder communications	4	—	44	246	28	3
Custodian fees	23	35	71	411	50	18
Transfer agent fees:
Institutional Class	24	2	532	2,203	133	43
Administrative Class	—	—	2	51	1	—
Investor Class	1	N/A	126	N/A	N/A	N/A
Professional fees	1	—	21	104	6	2
Trustees’ fees and expenses	1	—	15	74	3	1
Registration fees	22	14	42	122	38	19
Miscellaneous	1	1	10	44	3	2
Total expenses	346	81	6,810	21,500	1,337	233
Management fees waived	—	—	(324)	(815)	—	(144)
Transfer agent fees waived	(2)	—	(47)	(188)	(11)	(4)
Other expenses reimbursed	—	(45)	—	—	—	(85)
Net expenses	344	36	6,439	20,497	1,326	—
Net Investment Income/(Loss)	1,107	179	59,971	114,799	2,262	38
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(338)	(50)	5,894	41,838	8,362	—
Foreign currency transactions	—	18	—	(10,024)	(603)	—
Investments sold short	—	—	—	9	4	—
Swap agreements	—	—	—	59,582	468	—
Futures contracts	—	—	—	33,975	613	—
Written options	—	—	—	4,010	452	—
Change in net unrealized appreciation/(depreciation) on:
Investments	3,751	209	41,224	119,921	6,030	—
Forward currency contracts	—	(9)	—	23,385	1,752	—
Investments sold short	—	—	—	52	—	—
Swap agreements	—	—	—	(27,575)	(9)	—
Futures contracts	—	—	—	(24,115)	(439)	—
Written options	—	—	—	10,219	(215)	—
Translations of assets and liabilities in foreign currencies	—	3	—	245	—	—
Net gain/(loss) on investment transactions	3,413	171	47,118	231,522	16,415	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,520	$350	$107,089	$346,321	$18,677	$38

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Convertible Securities Fund		Harbor Emerging Markets Debt Fund
	November 1, 2011 through April 30, 2012	May 1, 2011[a] through October 31, 2011	November 1, 2011 through April 30, 2012	May 1, 2011[a] through October 31, 2011
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$1,107	$525	$179	$166
Net realized gain/(loss) on investments	(338)	(568)	(32)	(59)
Net unrealized appreciation/(depreciation) of investments	3,751	(2,850)	203	(224)
Net increase/(decrease) in assets resulting from operations	4,520	(2,893)	350	(117)
Distributions to Shareholders
Net investment income:
Institutional Class	(1,202)	(308)	(123)	(105)
Administrative Class	(4)	(1)	(4)	(4)
Investor Class	(10)	(3)	N/A	N/A
Net realized gain on investments:
Institutional Class	—	—	(33)	—
Administrative Class	—	—	(1)	—
Investor Class	—	—	N/A	N/A
Total distributions to shareholders	(1,216)	(312)	(161)	(109)
Net Increase/(Decrease) Derived from Capital Share Transactions	16,386	78,678	1,419	6,348
Net increase/(decrease) in net assets	19,690	75,473	1,608	6,122
Net Assets
Beginning of period	75,473	—	6,122	—
End of period*	$95,163	$75,473	$7,730	$6,122
* Includes undistributed/(accumulated) net investment income/(loss) of :	$104	$213	$45	$(7)

a	Commencement of Operations

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$59,971	$106,474	$114,799	$203,640	$2,262	$9,560	$38	$183
5,894	20,514	129,390	(84,310)	9,296	22,436	—	—
41,224	(59,000)	102,132	(98,128)	7,119	(6,571)	—	—
107,089	67,988	346,321	21,202	18,677	25,425	38	183

(57,025)	(91,132)	(77,539)	(248,987)	(7,411)	(5,313)	(38)	(182)
(243)	(457)	(1,560)	(5,811)	(67)	(23)	—	(1)
(4,260)	(7,693)	—	N/A	N/A	N/A	N/A	N/A

(18,574)	(20,270)	(14,161)	(351,251)	(21,078)	(8,742)	—	—
(87)	(106)	(329)	(9,071)	(196)	(46)	—	—
(1,524)	(1,954)	—	N/A	N/A	N/A	N/A	N/A
(81,713)	(121,612)	(93,589)	(615,120)	(28,752)	(14,124)	(38)	(183)
487,480	264,511	(295,137)	(54,868)	68,324	113,317	2,996	(16,400)
512,856	210,887	(42,405)	(648,786)	58,249	124,618	2,996	(16,400)

1,708,045	1,497,158	7,547,887	8,196,673	423,901	299,283	131,163	147,563
$2,220,901	$1,708,045	$7,505,482	$7,547,887	$482,150	$423,901	$134,159	$131,163
$13,861	$15,418	$67,699	$31,999	$3,538	$8,754	$35	$35

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPSTOCK ACTIVITY

(All amounts in thousands)

	Harbor Convertible Securities Fund		Harbor Emerging Markets Debt Fund
	November 1, 2011 through April 30, 2012	May 1, 2011[a] through October 31, 2011	November 1, 2011 through April 30, 2012	May 1, 2011[a] through October 31, 2011
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$24,229	$84,042	$1,572	$6,106
Net proceeds from redemption fees	3	1	—	—
Reinvested distributions	144	39	153	105
Cost of shares reacquired	(8,878)	(6,367)	(311)	(117)
Net increase/(decrease) in net assets	$15,498	$77,715	$1,414	$6,094
Administrative Class
Net proceeds from sale of shares	$50	$250	$—	$250
Net proceeds from redemption fees	—	—	—	—
Reinvested distributions	4	1	5	4
Cost of shares reacquired	—	—	—	—
Net increase/(decrease) in net assets	$54	$251	$5	$254
Investor Class
Net proceeds from sale of shares	$882	$731
Net proceeds from redemption fees	—	—	Not Applicable	Not Applicable
Reinvested distributions	10	3
Cost of shares reacquired	(58)	(22)
Net increase/(decrease) in net assets	$834	$712
SHARES
Institutional Class:
Shares sold	2,484	8,529	162	611
Shares issued due to reinvestment of distributions	15	4	16	11
Shares reacquired	(923)	(678)	(32)	(12)
Net increase/(decrease) in shares outstanding	1,576	7,855	146	610
Beginning of period	7,855	—	610	—
End of period	9,431	7,855	756	610
Administrative Class
Shares sold	5	25	—	25
Shares issued due to reinvestment of distributions	1	—	1	—
Shares reacquired	—	—	—	—
Net increase/(decrease) in shares outstanding	6	25	1	25
Beginning of period	25	—	25	—
End of period	31	25	26	25
Investor Class
Shares sold	90	76
Shares issued due to reinvestment distributions	1	—
Shares reacquired	(6)	(2)	Not Applicable	Not Applicable
Net increase/(decrease) in shares outstanding	85	74
Beginning of period	74	—
End of period	159	74

a	Commencement of Operations

The accompanying notes are an integral part of the financial statements.

Harbor High-Yield Bond Fund		Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$597,276	$856,420	$852,564	$2,167,195	$89,314	$233,469	$235,793	$553,791
76	263	—	—	—	—	—	—
35,781	52,896	85,688	560,338	27,769	13,714	38	181
(159,821)	(649,532)	(1,223,140)	(2,769,973)	(49,728)	(135,854)	(232,904)	(570,330)
$473,312	$260,047	$(284,888)	$(42,440)	$67,355	$111,329	$2,927	$(16,358)

$1,434	$2,882	$16,183	$63,784	$1,638	$2,705	$352	$176
1	1	—	—	—	—	—	—
313	518	1,847	14,531	263	69	—	1
(1,674)	(2,822)	(28,279)	(90,743)	(932)	(786)	(283)	(219)
$74	$579	$(10,249)	$(12,428)	$969	$1,988	$69	$(42)

$39,237	$68,899
6	24	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
5,028	8,622
(30,177)	(73,660)
$14,094	$3,885

55,119	77,794	69,013	175,812	8,110	21,560	235,793	553,791
3,374	4,897	6,986	46,505	2,591	1,311	38	181
(14,797)	(59,141)	(98,954)	(224,343)	(4,532)	(12,490)	(232,904)	(570,330)
43,696	23,550	(22,955)	(2,026)	6,169	10,381	2,927	(16,358)
144,197	120,647	604,678	606,704	36,944	26,563	130,758	147,116
187,893	144,197	581,723	604,678	43,113	36,944	133,685	130,758

134	261	1,309	5,155	147	245	352	176
29	48	151	1,205	25	7	—	1
(154)	(255)	(2,288)	(7,344)	(86)	(74)	(283)	(219)
9	54	(828)	(984)	86	178	69	(42)
727	673	14,214	15,198	305	127	405	447
736	727	13,386	14,214	391	305	474	405

3,614	6,276
474	798
(2,787)	(6,729)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
1,301	345
12,369	12,024
13,670	12,369

Harbor Fixed Income Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CONVERTIBLE SECURITIES FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31, 2011[e]
	(Unaudited)
Net asset value beginning of period	$9.49		$10.00
Income from Investment Operations
Net investment income/(loss)	0.13	[a]	0.09	[a]
Net realized and unrealized gains/(losses) on investments	0.41		(0.54)
Total from investment operations	0.54		(0.45)
Less Distributions
Dividends from net investment income	(0.14)		(0.06)
Total distributions	(0.14)		(0.06)
Proceeds from redemption fees	—	[f]	—	[f]
Net asset value end of period	9.89		9.49
Net assets end of period (000s)	$93,292		$74,531
Ratios and Supplemental Data (%)
Total return	5.80%[b,d]		(4.50)%[b,d]
Ratio of total expenses to average net assets[2]	0.84	[c]	1.19	[c]
Ratio of net expenses to average net assets	0.83	[a,c]	0.85	[a,c]
Ratio of net investment income to average net assets	2.70	[a,c]	2.36	[a,c]
Portfolio turnover	20	[d]	27	[d]

HARBOR EMERGING MARKETS DEBT FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31, 2011[e]
	(Unaudited)
Net asset value beginning of period	$9.64		$10.00
Income from Investment Operations
Net investment income/(loss)	0.25	[a]	0.27	[a]
Net realized and unrealized gains/(losses) on investments	0.22		(0.45)
Total from investment operations	0.47		(0.18)
Less Distributions
Dividends from net investment income	(0.18)		(0.18)
Distributions from net realized capital gains[1]	(0.05)		—
Total distributions	(0.23)		(0.18)
Proceeds from redemption fees	—		—
Net asset value end of period	9.88		9.64
Net assets end of period (000s)	$7,473		$5,877
Ratios and Supplemental Data (%)
Total return	5.03%[b,d]		(1.74)%[b,d]
Ratio of total expenses to average net assets[2]	2.38	[c]	4.16	[c]
Ratio of net expenses to average net assets	1.05	[a,c]	1.05	[a,c]
Ratio of net investment income to average net assets	5.31	[a,c]	5.72	[a,c]
Portfolio turnover	38	[d]	58	[d]

See page 81 for notes to the Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class				Investor Class
6-Month Period Ended April 30, 2012		Year Ended October 31, 2011[e]		6-Month Period Ended April 30, 2012		Year Ended October 31, 2011[e]
(Unaudited)				(Unaudited)
$9.48		$10.00		$9.48		$10.00

0.12	[a]	0.09	[a]	0.12	[a]	0.07	[a]
0.42		(0.56)		0.41		(0.54)
0.54		(0.47)		0.53		(0.47)

(0.13)		(0.05)		(0.13)		(0.05)
(0.13)		(0.05)		(0.13)		(0.05)
—		—		—		—
9.89		9.48		9.88		9.48
$304		$238		$1,567		$704

5.78%[b,d]		(4.70)%[b,d]		5.62%[b,d]		(4.72)%[b,d]
1.09	[c]	1.44	[c]	1.21	[c]	1.56	[c]
1.08	[a,c]	1.10	[a,c]	1.20	[a,c]	1.22	[a,c]
2.44	[a,c]	1.80	[a,c]	2.33	[a,c]	1.98	[a,c]
20	[d]	27	[d]	20	[d]	27	[d]

Administrative Class
6-Month Period Ended April 30, 2012		Year Ended October 31, 2011[e]
(Unaudited)
$9.63		$10.00

0.24	[a]	0.27	[a]
0.23		(0.47)
0.47		(0.20)

(0.17)		(0.17)
(0.05)		—
(0.22)		(0.17)
—		—
9.88		9.63
$257		$245

5.01%[b,d]		(1.95)%[b,d]
2.63	[c]	4.41	[c]
1.30	[a,c]	1.30	[a,c]
5.08	[a,c]	5.45	[a,c]
38	[d]	58	[d]

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31
			2011	2010	2009	2008	2007
	(Unaudited)
Net asset value beginning of period	$10.86		$11.23	$10.41	$8.53	$10.92	$10.98
Income from Investment Operations
Net investment income/(loss)	0.32	[a]	0.71 [a]	0.68 [a]	0.55 [a]	0.67 [a]	0.75 [a]
Net realized and unrealized gains/(losses) on investments	0.27		(0.24)	0.88	1.82	(2.37)	(0.04)
Total from investment operations	0.59		0.47	1.56	2.37	(1.70)	0.71
Less Distributions
Dividends from net investment income	(0.35)		(0.68)	(0.70)	(0.50)	(0.70)	(0.71)
Distributions from net realized capital gains[1]	(0.12)		(0.16)	(0.05)	—	—	(0.07)
Total distributions	(0.47)		(0.84)	(0.75)	(0.50)	(0.70)	(0.78)
Proceeds from redemption fees	—	[f]	— [f]	0.01	0.01	0.01	0.01
Net asset value end of period	10.98		10.86	11.23	10.41	8.53	10.92
Net assets end of period (000s)	$2,062,646		$1,565,740	$1,354,531	$465,193	$47,862	$44,312
Ratios and Supplemental Data (%)
Total return	5.69%[b,d]		4.49%[b]	15.67%[b]	28.70%[b]	(16.37)%[b]	6.70%[b]
Ratio of total expenses to average net assets[2]	0.68	[c]	0.70	0.72	0.77	0.88	0.95
Ratio of net expenses to average net assets	0.64	[a,c]	0.65 [a]	0.67 [a]	0.75 [a]	0.77 [a]	0.82 [a]
Ratio of net investment income to average net assets	6.27	[a,c]	6.54 [a]	7.01 [a]	7.64 [a]	6.90 [a]	7.15 [a]
Portfolio turnover	14	[d]	47	39	58	65	66

HARBOR BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31
			2011	2010	2009	2008	2007
	(Unaudited)
Net asset value beginning of period	$12.20		$13.18	$12.46	$11.24	$11.79	$11.78
Income from Investment Operations
Net investment income/(loss)	0.19	[a]	0.34 [a]	0.29 [a]	0.49 [a]	0.54 [a]	0.54 [a]
Net realized and unrealized gains/(losses) on investments	0.37		(0.28)	0.99	1.59	(0.41)	0.13
Total from investment operations	0.56		0.06	1.28	2.08	0.13	0.67
Less Distributions
Dividends from net investment income	(0.13)		(0.43)	(0.38)	(0.44)	(0.66)	(0.66)
Distributions from net realized capital gains[1]	(0.02)		(0.61)	(0.18)	(0.42)	(0.02)	—
Total distributions	(0.15)		(1.04)	(0.56)	(0.86)	(0.68)	(0.66)
Net asset value end of period	12.61		12.20	13.18	12.46	11.24	11.79
Net assets end of period (000s)	$7,336,632		$7,374,510	$7,996,353	$5,765,886	$3,667,809	$2,650,770
Ratios and Supplemental Data (%)
Total return	4.66%[b,d]		0.63%[b]	10.62%[b]	19.44%[b]	0.95%[b]	5.97%[b]
Ratio of total expenses to average net assets[2]	0.57	[c]	0.57	0.59	0.60	0.58	0.57
Ratio of net expenses to average net assets	0.54	[a,c]	0.53 [a]	0.55 [a]	0.57 [a]	0.55 [a]	0.56 [a]
Ratio of net investment income to average net assets	3.06	[a,c]	2.73 [a]	2.34 [a]	4.34 [a]	4.47 [a]	4.73 [a]
Portfolio turnover	230	[d]	666	675	574	514	213

See page 81 for notes to the Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class								Investor Class
6-Month Period Ended April 30, 2012		Year Ended October 31						6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010	2009		2008	2007			2011	2010	2009		2008	2007
(Unaudited)								(Unaudited)
$10.87		$11.23	$10.41	$8.53		$10.92	$10.97	$10.87		$11.23	$10.40	$8.53		$10.92	$10.98

0.33	[a]	0.70 [a]	0.69 [a]	0.61	[a]	0.69 [a]	0.79 [a]	0.30	[a]	0.69 [a]	0.72 [a]	0.57	[a]	0.67 [a]	0.75 [a]
0.25		(0.25)	0.84	1.74		(2.43)	(0.09)	0.27		(0.25)	0.80	1.76		(2.43)	(0.07)
0.58		0.45	1.53	2.35		(1.74)	0.70	0.57		0.44	1.52	2.33		(1.76)	0.68

(0.34)		(0.65)	(0.67)	(0.48)		(0.67)	(0.68)	(0.33)		(0.64)	(0.65)	(0.47)		(0.65)	(0.67)
(0.12)		(0.16)	(0.05)	—		—	(0.07)	(0.12)		(0.16)	(0.05)	—		—	(0.07)
(0.46)		(0.81)	(0.72)	(0.48)		(0.67)	(0.75)	(0.45)		(0.80)	(0.70)	(0.47)		(0.65)	(0.74)
—	[f]	— [f]	0.01	0.01		0.02	— [f]	—	[f]	— [f]	0.01	0.01		0.02	— [f]
10.99		10.87	11.23	10.41		8.53	10.92	10.99		10.87	11.23	10.40		8.53	10.92
$8,083		$7,906	$7,559	$4,784		$501	$595	$150,172		$134,399	$135,068	$120,116		$6,993	$5,711

5.55%[b,d]		4.31%[b]	15.32%[b]	28.41%[b]		(16.59)%[b]	6.54%[b]	5.49%[b,d]		4.18%[b]	15.25%[b]	28.21%[b]		(16.72)%[b]	6.31%[b]
0.93	[c]	0.95	0.97	1.02		1.12	1.20	1.05	[c]	1.07	1.09	1.13		1.25	1.33
0.89	[a,c]	0.90 [a]	0.92 [a]	1.00	[a]	1.02 [a]	1.07 [a]	1.01	[a,c]	1.02 [a]	1.04 [a]	1.12	[a]	1.14 [a]	1.20 [a]
6.03	[a,c]	6.29 [a]	6.84 [a]	7.32	[a]	6.67 [a]	6.89 [a]	5.91	[a,c]	6.17 [a]	6.77 [a]	7.24	[a]	6.60 [a]	6.76 [a]
14	[d]	47	39	58		65	66	14	[d]	47	39	58		65	66

Administrative Class
6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010	2009	2008	2007
(Unaudited)
$12.20		$13.18	$12.45	$11.23	$11.78	$11.77

0.18	[a]	0.31 [a]	0.26 [a]	0.46 [a]	0.53 [a]	0.53	[a]
0.36		(0.29)	0.99	1.60	(0.43)	0.12
0.54		0.02	1.25	2.06	0.10	0.65

(0.11)		(0.39)	(0.34)	(0.42)	(0.63)	(0.64)
(0.02)		(0.61)	(0.18)	(0.42)	(0.02)	—
(0.13)		(1.00)	(0.52)	(0.84)	(0.65)	(0.64)
12.61		12.20	13.18	12.45	11.23	11.78
$168,850		$173,377	$200,320	$139,935	$74,208	$42,557

4.52%[b,d]		0.37%[b]	10.32%[b]	19.18%[b]	0.71%[b]	5.71%[b]
0.82	[c]	0.82	0.84	0.85	0.83	0.82
0.79	[a,c]	0.78 [a]	0.80 [a]	0.82 [a]	0.80 [a]	0.81	[a]
2.81	[a,c]	2.47 [a]	2.09 [a]	4.08 [a]	4.22 [a]	4.50	[a]
230	[d]	666	675	574	514	213

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31
			2011		2010		2009		2008	2007
	(Unaudited)
Net asset value beginning of period	$11.38		$11.21		$10.28		$9.02		$9.93	$9.83
Income from Investment Operations
Net investment income/(loss)	0.04	[a]	0.26	[a]	0.18	[a]	0.24	[a]	0.40 [a]	0.47 [a]
Net realized and unrealized gains/(losses) on investments	0.42		0.40		1.04		1.57		(0.93)	0.13
Total from investment operations	0.46		0.66		1.22		1.81		(0.53)	0.60
Less Distributions
Dividends from net investment income	(0.20)		(0.17)		(0.29)		(0.16)		(0.38)	(0.47)
Distributions from net realized capital gains[1]	(0.56)		(0.32)		—		(0.39)		—	(0.03)
Total distributions	(0.76)		(0.49)		(0.29)		(0.55)		(0.38)	(0.50)
Net asset value end of period	11.08		11.38		11.21		10.28		9.02	9.93
Net assets end of period (000s)	$477,810		$420,429		$297,858		$181,592		$81,832	$25,431
Ratios and Supplemental Data (%)
Total return	4.21%[b,d]		6.38%[b]		12.11%[b]		20.73%[b]		(5.80)%[b]	6.31%[b]
Ratio of total expenses to average net assets[2]	0.60	[c]	0.61		0.66		0.74		0.74	1.12
Ratio of net expenses to average net assets	0.59	[a,c]	0.60	[a]	0.60	[a]	0.60	[a]	0.57 [a]	0.56 [a]
Ratio of net investment income to average net assets	1.02	[a,c]	2.68	[a]	1.86	[a]	3.21	[a]	3.93 [a]	4.62 [a]
Portfolio turnover	164	[d]	340		309		496		1,334	661

HARBOR MONEY MARKET FUND
	Institutional Class
	6-Month Period Ended April 30, 2012		Year Ended October 31
			2011		2010		2009		2008	2007
	(Unaudited)
Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income from Investment Operations
Net investment income/(loss)	—	[a,f]	—	[a,f]	—	[a,f]	—	[a,f]	0.03 [a]	0.05 [a]
Total from investment operations	—	[f]	—	[f]	—	[f]	—	[f]	0.03	0.05
Less Distributions
Dividends from net investment income	—	[f]	—	[f]	—	[f]	—	[f]	(0.03)	(0.05)
Total distributions	—	[f]	—	[f]	—	[f]	—	[f]	(0.03)	(0.05)
Net asset value end of period	1.00		1.00		1.00		1.00		1.00	1.00
Net assets end of period (000s)	$133,685		$130,758		$147,116		$186,909		$238,954	$215,668
Ratios and Supplemental Data (%)
Total return	0.03%[b,d]		0.11%[b]		0.18%[b]		0.39%[b]		3.04%[b]	5.18%[b]
Ratio of total expenses to average net assets[2]	0.32	[c]	0.33		0.34		0.39		0.32	0.35
Ratio of net expenses to average net assets	—	[a,c]	—	[a]	0.01	[a]	0.21	[a]	0.28 [a]	0.28 [a]
Ratio of net investment income to average net assets	0.05	[a,c]	0.11	[a]	0.17	[a]	0.41	[a]	2.97 [a]	5.06 [a]

See page 81 for notes to the Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class
6-Month Period Ended April 30, 2012		Year Ended October 31
		2011		2010		2009		2008	2007
(Unaudited)
$11.40		$11.23		$10.29		$9.02		$9.93	$9.83

0.02	[a]	0.09	[a]	(0.02)[a]		0.25	[a]	0.54 [a]	0.48 [a]
0.42		0.55		1.21		1.54		(1.11)	0.09
0.44		0.64		1.19		1.79		(0.57)	0.57

(0.19)		(0.15)		(0.25)		(0.13)		(0.34)	(0.44)
(0.56)		(0.32)		—		(0.39)		—	(0.03)
(0.75)		(0.47)		(0.25)		(0.52)		(0.34)	(0.47)
11.09		11.40		11.23		10.29		9.02	9.93
$4,340		$3,472		$1,425		$552		$468	$1,077

4.04%[b,d]		6.12%[b]		11.77%[b]		20.52%[b]		(6.10)%[b]	6.05%[b]
0.85	[c]	0.87		0.91		0.99		1.03	1.35
0.84	[a,c]	0.85	[a]	0.85	[a]	0.86	[a]	0.82 [a]	0.82 [a]
0.75	[a,c]	2.26	[a]	1.59	[a]	2.40	[a]	3.69 [a]	4.13 [a]
164	[d]	340		309		496		1,334	661

Administrative Class
6-Month Period Ended April 30, 2012		Year Ended October 31
		2011		2010		2009		2008	2007
(Unaudited)
$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

—	[a,f]	—	[a,f]	—	[a,f]	—	[a,f]	0.03 [a]	0.05 [a]
—	[f]	—	[f]	—	[f]	—	[f]	0.03	0.05

—	[f]	—	[f]	—	[f]	—	[f]	(0.03)	(0.05)
—	[f]	—	[f]	—	[f]	—	[f]	(0.03)	(0.05)
1.00		1.00		1.00		1.00		1.00	1.00
$474		$405		$447		$413		$13	$5,362

0.03%[b,d]		0.11%[b]		0.18%[b]		0.31%[b]		2.79%[b]	4.92%[b]
0.57	[c]	0.59		0.59		0.43		0.56	0.60
—	[a,c]	—	[a]	0.01	[a]	0.25	[a]	0.53 [a]	0.53 [a]
0.05	[a,c]	0.11	[a]	0.18	[a]	0.14	[a]	2.73 [a]	4.82 [a]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 of the accompanying Notes to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period May 1, 2011 (inception) through October 31, 2011.

f	Less than $0.01.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2012 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios. The portfolios covered by this report include: Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from these estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts and options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumptions, collateral characteristics,

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized in Level 2 of the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. Securities valued using fair value pricing procedures that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available. Significant unobservable inputs may include the Funds’ own assumptions.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, level transfer activity, and a Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Loan Participations and Assignments

Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the period, Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Real Return Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Harbor High-Yield Bond Fund has also entered into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

Harbor High-Yield Bond Fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations.

At the end of the period April 30, 2012, Harbor High-Yield Bond Fund had $6,250 in unfunded loan commitments outstanding.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

payable from, mortgage loans on real property. During the period, Harbor Bond Fund and Harbor Real Return Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

During the period, each fund (except Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund and Harbor High Yield Bond Fund) invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Forward Commitments and When-Issued Securities

During the period, Harbor Bond Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally take place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with a Fund’s custodian, or set aside on the Fund’s records, while the commitment is outstanding.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Short Sales

During the period, Harbor Bond Fund and Harbor Real Return Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account or set aside in the Fund’s records. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the period, Harbor Bond Fund and Harbor Real Return Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor Bond Fund and Harbor Real Return Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates,

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the fair value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement with the Fund and the counterparty, and the posting of collateral by the counterparty.

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the period, Harbor Bond Fund and Harbor Real Return Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings and the amount of interest income earned.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the period, Harbor Bond Fund and Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at April 30, 2012 for Harbor Bond Fund and Harbor Real Return Fund is $1,316,126 and $11,000, respectively.

Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the period, Harbor Real Return Fund used total return swap agreements to gain or mitigate exposure to underlying reference assets, securities, or indices.

Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Structured Notes

Structured notes are hybrid securities that combine a debt obligation with an embedded derivative component. The derivative component is linked to changes in the value of an underlying reference asset or index so as to modify the return characteristics of the debt obligation. During the period, Harbor Emerging Markets Debt Fund invested in structured notes to obtain a customized exposure and return structure that was not otherwise available.

Fluctuations in the value of structured notes are recorded as unrealized gains and losses. Net payments are recorded as net realized gains and losses. At maturity, or when the note is sold, the Fund records a realized gain or loss. Structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying reference asset or index. These notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of a decline in the value of the underlying reference asset or index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex or more traditional debt securities. These notes are subject to prepayment, credit and interest rate risks similar to those of conventional fixed income securities.

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2008–2010), including positions expected to be taken upon filing the 2011 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements.

New Accounting Pronouncements

Repurchase Agreements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). Specifically, ASU 2011-03 refers to accounting treatment for repurchase agreements that obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of the transferred assets and, as a result, certain repurchase agreements may now be required to be accounted for as secured borrowings. ASU 2011-03 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the financial statement amounts and disclosures, if any.

Fair Value Measurements and Disclosures

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”), with the goal of convergence with the International Accounting Standards Board guidance on fair value measurements and disclosures. ASU 2011-04 will require additional disclosures and detail about the circumstances surrounding transfers between securities classified as Level 1 and Level 2 and all securities classified as Level 3. ASU 2011-04 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the Funds’ disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2012 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Convertible Securities Fund	$—	$30,906	$—	$17,270
Harbor Emerging Markets Debt Fund	—	3,725	—	2,342
Harbor High-Yield Bond Fund	—	902,839	1,209	459,104
Harbor Bond Fund	21,680,630	283,949	20,051,168	844,476
Harbor Real Return Fund	855,579	13,029	832,505	56,492

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Written Options

Transactions in written options for the period ended April 30, 2012 are summarized as follows:

HARBOR BOND FUND
	Options Written		Options Written
	Eurodollar Futures		Swap Options - U.S.
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	1,022	$814	3,384,500,000	$27,190
Options opened	—	—	1,515,200,000	9,002
Options closed	(1,022)	(814)	(1,402,400,000)	(5,137)

Open at 04/30/2012	—	$—	3,497,300,000	$31,055

HARBOR REAL RETURN FUND
	Options Written
	Swap Options - U.S.
	Number of Contracts	Premiums Received
Options outstanding at beginning of year	91,800,000	$651
Options opened	76,300,000	884
Options closed	(80,200,000)	(671)

Open at 04/30/2012	87,900,000	$864

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2012. The contractual management fees and actual management fees paid by the Funds (each expressed as an annual percentage rate of average daily net assets) as follows:

	Contractual Rate		Actual Rate
Harbor Convertible Securities Fund	0.65%		0.65%
Harbor Emerging Markets Debt Fund	0.85		0.85
Harbor High-Yield Bond Fund	0.60	[a]	0.57
Harbor Bond Fund	0.48	[b]	0.46
Harbor Real Return Fund	0.48		0.48
Harbor Money Market Fund	0.20	[c]	0.00

a	The Adviser has contractually agreed to reduce the management fee to 0.57% through February 28, 2013.

b	The Adviser has contractually agreed to reduce the management fee to 0.455% on assets greater than $1 billion through February 28, 2013.

c	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2013.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Convertible Securities Fund limiting the total expenses for the Fund to 0.85%, 1.10% and 1.22% for the Institutional Class, Administrative Class and Investor Class, respectively. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Emerging Markets Debt Fund limiting the total expenses for the Fund to 1.05% and 1.30% for the Institutional Class and Administrative Class, respectively.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Money Market Fund limiting the total expenses for the Fund to 0.28% for the Institutional Class and 0.53% for the Administrative Class. The contractual expense limitations are effective through February 28, 2013 for Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund and Harbor Money Market Fund. Since December 9, 2009, Harbor Capital has voluntarily reimbursed all expenses of the Harbor Money Market Fund resulting in actual expense ratios for the six-month period ended April 30, 2012 of 0.00% and 0.00% for the Institutional Class and Administrative Class, respectively. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note below.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2012. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Shareholders

On April 30, 2012, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Convertible Securities Fund	483,579	25,484	25,466	534,529	0.1%
Harbor Emerging Markets Debt Fund	511,017	26,053	N/A	537,070	0.7%
Harbor High-Yield Bond Fund	35,774	4	11	35,789	0.0%
Harbor Bond Fund	18,657	3	N/A	18,660	0.0%
Harbor Real Return Fund	8,989	3	N/A	8,992	0.0%
Harbor Money Market Fund	62,450,422	25,139	N/A	62,475,561	0.5%

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $98 for the six-month period ended April 30, 2012.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Liabilities” and “Other Assets” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected securities. The market value adjustment for all Fixed Income Funds totaled $122 for the six-month period ended April 30, 2012. The deferred compensation and related mark-to-market impact will be a liability and an offsetting asset of the Funds until distributed in accordance with the Plan.

Redemption Fee

A 1% redemption fee is charged on shares of Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund that are redeemed within 9 months from their date of purchase. A 2% redemption fee is charged on shares of Harbor Emerging Markets Debt Fund that are redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the six-month period ended April 30, 2012 the redemption fee proceeds are as follows:

Amount
Harbor Convertible Securities Fund	$3
Harbor Emerging Markets Debt Fund	—
Harbor High-Yield Bond Fund	83

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2012 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Convertible Securities Fund*	$93,449	$2,775	$(1,874)	$901
Harbor Emerging Markets Debt Fund	7,623	217	(236)	(19)
Harbor High-Yield Bond Fund	2,122,817	90,966	(9,647)	81,319
Harbor Bond Fund	9,430,568	360,555	(53,706)	306,849
Harbor Real Return Fund	519,099	18,480	(2,512)	15,968
Harbor Money Market Fund	133,978	—	—	—

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

The derivative instruments outstanding as of the six-month period ended April 30, 2012 as disclosed in the Portfolios of Investments for the Funds and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for these Funds.

Derivative Instruments

At April 30, 2012, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

HARBOR EMERGING MARKETS DEBT FUND
Statement of Assets and Liabilities Caption				Foreign Exchange Contracts
Assets
Open forward currency contracts				$7

Liabilities
Open forward currency contracts				$(9)

HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Open forward currency contracts	$—	$7,707	$—	$7,707
Unrealized appreciation on OTC swap agreements[b]	3,594	—	7,215	10,809
Variation margin on exchange traded swap agreements[a],b	138	—	492	630
Variation margin on futures contracts[a]	7,662	—	—	7,662

Liabilities
Open forward currency contracts	$—	$(11,895)	$—	$(11,895)
Unrealized depreciation on OTC swap agreements[b]	(205)	—	(3,608)	(3,813)
Variation margin on exchange traded swap agreements[a],b	(10,342)	—	—	(10,342)
Written options, at value	(3,678)	—	—	(3,678)

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Open forward currency contracts	$—	$210	$—	$210
Investments, at value (Purchased Options)	112	—	—	112
Unrealized appreciation on OTC swap agreements[b]	367	—	89	456
Variation margin on futures contracts[a]	279	—	—	279

Liabilities
Open forward currency contracts	$—	$(1,075)	$—	$(1,075)
Unrealized depreciation on OTC swap agreements[b]	(3)	—	(206)	(209)
Variation margin on futures contracts[a]	(161)	—	—	(161)
Variation margin on exchange traded swap agreements[a],b	(39)	—	—	(39)
Written options, at value	(754)	—	—	(754)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

b	Net of premiums paid of $10,005 and $757 for Harbor Bond Fund and Harbor Real Return Fund, respectively.

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives for the year ended April 30, 2012, were:

HARBOR EMERGING MARKETS DEBT FUND
Net Realized Gain/(Loss) on Derivatives				Foreign Exchange Contracts
Forward Currency Contracts				$28

Change in Unrealized Appreciation/(Depreciation) on Derivatives				Foreign Exchange Contracts
Forward Currency Contracts				$(9)

HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$(4,849)	$—	$(4,849)
Futures Contracts	33,975	—	—	33,975
Option Contracts-Purchased	415	—	—	415
Option Contracts-Written	4,010	—	—	4,010
Swaps Agreements	60,587	—	(1,005)	59,582

Realized Net Gain/(Loss) on Derivatives	$98,987	$(4,849)	$(1,005)	$93,133

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$23,385	$—	$23,385
Futures Contracts	(24,115)	—	—	(24,115)
Option Contracts-Purchased	(339)	—	—	(339)
Option Contracts-Written	10,219	—	—	10,219
Swaps Agreements	(38,664)	—	11,089	(27,575)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$(52,899)	$23,385	$11,089	$(18,425)

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR REAL RETURN FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$(12)	$—	$(12)
Futures Contracts	613	—	—	613
Option Contracts-Purchased	(13)	—	—	(13)
Option Contracts-Written	452	—	—	452
Swaps Agreements	397	—	71	468

Realized Net Gain/(Loss) on Derivatives	$1,449	$(12)	$71	$1,508

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$1,752	$—	$1,752
Futures Contracts	(439)	—	—	(439)
Option Contracts-Purchased	(50)	—	—	(50)
Option Contracts-Written	(215)	—	—	(215)
Swaps Agreements	(54)	—	45	(9)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$(758)	$1,752	$45	$1,039

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2011)	Ending Account Value (April 30, 2012)
Harbor Convertible Securities Fund
Institutional Class	0.83%
Actual		$4.25	$1,000	$1,058.00
Hypothetical (5% return)		$4.17	$1,000	$1,020.63
Administrative Class	1.08%
Actual		$5.53	$1,000	$1,057.80
Hypothetical (5% return)		$5.42	$1,000	$1,019.36
Investor Class	1.20%
Actual		$6.12	$1,000	$1,056.20
Hypothetical (5% return)		$6.02	$1,000	$1,018.75
Harbor Emerging Markets Debt Fund
Institutional Class	1.05%
Actual		$5.35	$1,000	$1,050.30
Hypothetical (5% return)		$5.27	$1,000	$1,019.51
Administrative Class	1.30%
Actual		$6.62	$1,000	$1,050.10
Hypothetical (5% return)		$6.52	$1,000	$1,018.24

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2011)	Ending Account Value (April 30, 2012)
Harbor High-Yield Bond Fund
Institutional Class	0.64%
Actual		$3.27	$1,000	$1,056.90
Hypothetical (5% return)		$3.22	$1,000	$1,021.60
Administrative Class	0.89%
Actual		$4.55	$1,000	$1,055.50
Hypothetical (5% return)		$4.47	$1,000	$1,020.33
Investor Class	1.01%
Actual		$5.16	$1,000	$1,054.90
Hypothetical (5% return)		$5.07	$1,000	$1,019.72
Harbor Bond Fund
Institutional Class	0.54%
Actual		$2.75	$1,000	$1,046.60
Hypothetical (5% return)		$2.71	$1,000	$1,022.11
Administrative Class	0.79%
Actual		$4.02	$1,000	$1,045.20
Hypothetical (5% return)		$3.97	$1,000	$1,020.84
Harbor Real Return Fund
Institutional Class	0.59%
Actual		$2.99	$1,000	$1,042.10
Hypothetical (5% return)		$2.97	$1,000	$1,021.86
Administrative Class	0.84%
Actual		$4.26	$1,000	$1,040.40
Hypothetical (5% return)		$4.22	$1,000	$1,020.58
Harbor Money Market Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,000.30
Hypothetical (5% return)		$0.00	$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	$1,000	$1,000.30
Hypothetical (5% return)		$0.00	$1,000	$1,024.86
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Harbor Fixed Income Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE FIXED INCOME FUNDS

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 12, 13 and 14, 2012 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provide investment management services to the Funds;

•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor Bond Fund and Harbor Real Return Fund. The Trustees had received presentations by investment professionals from the Subadviser for Harbor High-Yield Bond Fund and Harbor Money Market Fund (as well as Harbor Bond Fund and Harbor Real Return Fund) at meetings of the Board of Trustees held in 2011. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and class-by-class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below.

Harbor High-Yield Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor High-Yield Bond Fund (inception date December 1, 2002), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper group and universe medians for the one-, four- and five-year periods ended December 31, 2011 and its underperformance relative to its group and universe medians for the two- and three-year periods ended December 31, 2011. The Fund’s one-, three- and five-year rolling returns as of December 31, 2011 ranked in the second, fourth and second quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmark, the Bank of America Merrill Lynch High Yield Index, for the three- and five-year periods ended December 31, 2011, but had outperformed its benchmark for the one-year period ended December 31, 2011.

The Trustees discussed the expertise of Shenkman Capital Management, Inc. (“Shenkman Capital”), the Fund’s subadviser, in managing assets generally and in the high-yield asset class specifically, noting that Shenkman Capital managed approximately $14.3 billion in assets in this asset class, out of a firm-wide total of $17.8 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class, one of whom is the founder of the firm.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $1,725 billion, showed the Fund’s management fee was above the group median for each of the Institutional, Administrative and Investor Classes. The actual total expense ratios of the Fund’s Institutional and Administrative share classes were below the group and universe medians. The actual total expense ratio of the Fund’s Investor share class was above the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2013. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Bond Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper group and universe medians for the four- and five-year periods ended December 31, 2011 and the Fund’s underperformance relative to its Lipper group and universe medians for the one-, two- and three-year periods ended December 31, 2011. The Fund’s one-, three- and five-year rolling returns as of December 31, 2011 ranked in the fourth, third and first quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that Harbor Bond Fund had outperformed its benchmark, the Barclays Capital Aggregate (U.S.) Bond Index, for the three-, five-, ten- and fifteen-year periods ended December 31, 2011, but had underperformed its benchmark for the one-year period ended December 31, 2011.

The Trustees discussed the expertise of Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadviser, in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $242.2 billion in assets in the PIMCO Total Return Fund, out of a firm-wide total of approximately $1.35 trillion in assets under management. The Trustees also noted the significant experience of the portfolio manager in the bond markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $7.55 billion, showed the Fund’s management fee was above the group median for both the Institutional and Administrative Class. The actual total expense ratio of the Fund’s Institutional Class was below the Lipper group median and at the universe median. The actual total expense ratio of the Fund’s Administrative Class was above the Lipper group median and below the universe median. The Trustees also considered the extent to which the Adviser was waiving its fees and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2013. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Real Return Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Real Return Fund (inception date December 1, 2005), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper group medians for the three-, four- and five-year periods ended December 31, 2011 and its underperformance relative to its Lipper group medians for the one- and two-year periods ended December 31, 2011. The Fund outperformed its Lipper universe medians for the two-, three-, four- and five-year periods ended December 31, 2011 and underperformed relative to its Lipper group median for the one-year period ended December 31, 2011. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2011 were ranked in the third, first and first quartiles, respectively. The Trustees also considered the fact that the Fund outperformed its benchmark, the Barclays Capital U.S. TIPS Index, for the three- and five-year periods ended December 31, 2011, but had underperformed its benchmark for the one-year period ended December 31, 2011.

The Trustees discussed the expertise of PIMCO, the Fund’s subadviser, in managing assets generally and in the inflation-protection asset class specifically, noting that PIMCO managed approximately $21.1 billion in assets in the PIMCO Real Return Fund, out of a firm-wide total of approximately $1.35 trillion in assets under management. The Trustees also noted that the portfolio manager had significant experience in the inflation protection/TIPS market.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $425 million, showed the Fund’s management fee was at the group median for the Institutional Class and above the group median for the Administrative Class. The actual total expense ratio of the Fund’s Institutional Class was above the Lipper group median. The Trustees noted that no expense universe was provided because of the limited number of TIPS funds that offer this particular share class. The actual total expense ratio of the Fund’s Administrative Class was above the Lipper group and universe medians. The Trustees noted that the Adviser’s profitability in operating this Fund was not excessive.

Harbor Money Market Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Money Market Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative to its group and universe medians for each of the one-, two-, three-, four- and five-year periods

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

ended December 31, 2011 according to Lipper. The Trustees noted that no Morningstar rolling return data was available for this Fund. The Trustees also considered the Fund’s performance record relative to its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, noting that the Fund had outperformed the benchmark for the five-year period ended December 31, 2011 while underperforming for the one-, ten- and fifteen-year periods ended December 31, 2011. The Fund performed at its benchmark for the three-year period ended December 31, 2011.

The Trustees noted the fact that the Fund does not have the size of many of its Lipper peers, some of which are very large institutional-oriented money market funds. The Trustees also noted statements by Fischer Francis Trees & Watts, Inc. (“FFTW”) that the firm continues to take a conservative approach to managing the Fund to seek to ensure sufficient liquidity.

The Trustees discussed the expertise of FFTW, the Fund’s subadviser, in managing assets generally and in the short duration fixed income asset class specifically, noting that FFTW managed approximately $15.8 billion of short duration assets (which include money market funds, assured minimum funds, LIBOR Plus funds, non-2a-7 money market funds, U.S. short duration funds, global short duration funds, asset-backed securities portfolios and U.S. short intermediate funds), out of a firm-wide total of approximately $53.8 billion in assets under management. The Trustees also noted the experience of the portfolio manager in this asset class both with FFTW and at prior advisory firms.

The Trustees considered that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $150 million, showed that the Fund’s management fee was below the group median for both the Institutional and Administrative Class. The actual total expense ratios of the Fund’s Institutional and Administrative Classes were below the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that a certain portion of the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2013, although any waiver/reimbursement to limit expenses further could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing the Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees also noted that the Adviser operated one Fund (Harbor Money Market Fund) at a loss and, in certain cases, was waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive (and, in one case, was negative). They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2012)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (67) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None

Donna J. Dean (60) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	29	None

John P. Gould (73) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (65) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	29	Director of Fiber Tower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (71) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (65)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None
TRUSTEE EMERITUS**
Howard P. Colhoun (76) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	29	None

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE***
Charles F. McCain (42) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (40) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (37) Vice President, Secretary and AML Compliance Officer	Since 2007	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (43) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (53) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (59) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2012. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified Index and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Glossary—Continued

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Glossary—Continued

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Glossary—Continued

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

SDR—SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities. SDRs are issued by either U.S. or non-U.S. banking organizations.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive 34th Floor Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.SAR.FI.0412

Semi-Annual Report

April 30, 2012

Target Retirement Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Target Retirement Income Fund	HARAX	HARBX	HARCX

Harbor Target Retirement 2010 Fund	HARDX	HAIIX	HARFX

Harbor Target Retirement 2015 Fund	HARGX	HARHX	HARIX

Harbor Target Retirement 2020 Fund	HARJX	HARKX	HARLX

Harbor Target Retirement 2025 Fund	HARMX	HARNX	HAROX

Harbor Target Retirement 2030 Fund	HARPX	HARQX	HARTX

Harbor Target Retirement 2035 Fund	HARUX	HARVX	HARWX

Harbor Target Retirement 2040 Fund	HARYX	HARZX	HABBX

Harbor Target Retirement 2045 Fund	HACCX	HADDX	HAEEX

Harbor Target Retirement 2050 Fund	HAFFX	HAGGX	HAHHX

This document must be preceded or accompanied by a Prospectus.

Harbor Target Retirement Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2012. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. Returns for periods less than one year are not annualized. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Unannualized Total Return 6 Months Ended April 30, 2012
HARBOR TARGET RETIREMENT FUNDS	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income	5.71%	5.82%	5.82%
Harbor Target Retirement 2010	6.00	6.00	6.00
Harbor Target Retirement 2015	6.45	6.45	6.45
Harbor Target Retirement 2020	6.87	6.98	6.87
Harbor Target Retirement 2025	7.20	7.20	7.20
Harbor Target Retirement 2030	7.80	7.90	7.90
Harbor Target Retirement 2035	8.51	8.51	8.51
Harbor Target Retirement 2040	9.05	9.06	9.06
Harbor Target Retirement 2045	9.54	9.54	9.54
Harbor Target Retirement 2050	9.98	9.96	9.96

UNDERLYING HARBOR FUNDS PERFORMANCE (INSTITUTIONAL CLASS SHARES)

	Total Return for Periods Ended April 30, 2012						Expense Ratios*
EQUITY & COMMODITY FUNDS	6 Months[b]	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Inception Date	Net		Gross
Harbor Capital Appreciation Fund	14.19%	9.45%	5.17%	5.40%	11.01%	12/29/1987	0.67%[c]		0.68%
Harbor Mid Cap Growth Fund	10.40	-5.47	2.82	6.73	0.88	11/01/2000	0.86		0.86
Harbor Small Cap Growth Fund	8.78	-8.70	3.83	6.48	6.44	11/01/2000	0.85		0.85
Harbor Large Cap Value Fund	12.94	3.07	-0.29	3.49	9.04	12/29/1987	0.68	[d]	0.71
Harbor Mid Cap Value Fund	11.96	-3.18	-0.34	4.55	5.14	03/01/2002	0.95	[d]	1.08
Harbor Small Cap Value Fund	11.08	-1.09	1.41	7.77	9.03	12/14/2001	0.86		0.86
Harbor International Fund	8.35	-9.70	0.20	9.85	12.00	12/29/1987	0.78	[c]	0.79
Harbor International Growth Fund	7.66	-8.57	-2.38	4.58	3.08	11/01/1993	0.87		0.87
Harbor Global Value Fund	6.99	-13.28	-8.28	N/A	-4.91	08/07/2006	1.00	[d]	1.18
Harbor Global Growth Fund	17.19	-1.12	N/A	N/A	29.11	03/01/2009	1.00	[d]	1.68
Harbor Commodity Real Return Strategy Fund	-1.92	-14.95	N/A	N/A	-2.11	09/02/2008	0.94	[d]	1.05

FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	5.69%	5.42%	6.57%	N/A	8.30%	12/01/2002	0.66%[c]		0.70%
Harbor Bond Fund	4.66	4.68	7.85	6.55%	8.03	12/29/1987	0.55	[c]	0.57
Harbor Real Return Fund	4.21	9.93	7.94	N/A	6.84	12/01/2005	0.60		0.60

SHORT-TERM INVESTMENTS
Harbor Money Market Fund	0.03%	0.06%	1.26%	1.85%	3.89%	12/29/1987	0.28%[c,d]		0.53%
Current 7-day SEC Yield for the Period Ended April 30, 2012: 0.09%

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2012
Russell 3000® Index; entire U.S. stock market	12.74%
Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE (ND)); international equity	2.44
Barclays Capital U.S. Aggregate Bond Index; domestic bonds	2.44

*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a funds average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the funds current prospectus, as revised and supplemented to date.

a	Annualized.

b	Unannualized.

c	Reflects contractual management fee reduction until 02/28/2013.

d	Contractual limitation on Fund operating expenses until 02/28/2013.

1

Harbor Target Retirement Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

TARGET ASSET ALLOCATION

Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the chart above. The chart shows the shifting of asset classes over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.

The principal value of the Funds is not guaranteed at any time, including the target retirement date.

INVESTMENT STYLES

The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.

Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS – ACTUAL ALLOCATION AS OF APRIL 30, 2012

	Income	2010	2015	2020	2025	2030	2035	2040	2045	2050
EQUITY & COMMODITY FUNDS
Harbor Capital Appreciation Fund	2%	2%	3%	4%	4%	5%	7%	7%	8%	9%
Harbor Mid Cap Growth Fund	1	2	2	2	3	4	4	5	5	6
Harbor Small Cap Growth Fund	1	1	2	2	2	3	3	4	4	5
Harbor Large Cap Value Fund	3	4	5	6	7	8	10	11	13	13
Harbor Mid Cap Value Fund	2	2	3	4	4	5	6	7	8	9
Harbor Small Cap Value Fund	2	2	3	3	4	4	5	6	7	7
Harbor International Fund	5	6	8	9	11	13	16	18	20	22
Harbor International Growth Fund	2	3	3	4	5	6	7	8	9	9
Harbor Global Value Fund	1	1	2	2	2	3	3	4	5	5
Harbor Global Growth Fund	1	1	2	2	2	3	3	4	5	5
Harbor Commodity Real Return Strategy Fund	0	1	2	3	5	5	5	4	4	3
TOTAL EQUITY & COMMODITY FUNDS	20%	25%	35%	41%	49%	59%	69%	78%	88%	93%
FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	10%	10%	11%	13%	13%	11%	10%	8%	5%	3%
Harbor Bond Fund	45	42	38	35	31	26	19	13	7	4
Harbor Real Return Fund	20	18	13	11	7	4	2	1	0	0
TOTAL FIXED INCOME FUNDS	75%	70%	62%	59%	51%	41%	31%	22%	12%	7%
SHORT-TERM INVESTMENTS
Harbor Money Market Fund	5%	5%	3%	0%	0%	0%	0%	0%	0%	0%
TOTAL SHORT-TERM INVESTMENTS	5%	5%	3%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

2

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

U.S. equities had a very strong first calendar quarter of 2012, propelling major domestic equity indices to double-digit gains for the fiscal first half ended April 30. Optimism about growth, albeit slow, in the U.S. economy, decent corporate earnings, and the hope that the European debt crisis could be contained contributed to the very strong first calendar quarter returns. International equities and fixed income securities had more modest returns. The combination of these positive equity and fixed income returns led to solid fiscal first half returns for the Harbor Target Retirement Funds.

Harbor Target Retirement Funds

The Harbor Target Retirement Funds posted returns ranging from 5.71% for Harbor Target Retirement Income Fund (Institutional Class), which has the smallest exposure to stocks, to 9.98% for Harbor Target Retirement 2050 Fund (Institutional Class), which has the largest allocation to equities. Among the underlying funds making up the Harbor Target Retirement Funds’ portfolios, the domestic equity, international, and global equity funds all had positive returns, as did all the fixed income funds. The actively-managed underlying funds helped to add value, as the domestic equity, international equity, and fixed income areas of the portfolios all outpaced their respective, composite benchmark indices. The only fund with a negative return in the fiscal first half was Harbor Commodity Real Return Strategy Fund, although the Fund did outperform its benchmark index.

Harbor International Fund (Institutional Class), the largest equity component of the portfolios, returned 8.35%. Leading performers among the domestic equity funds were Harbor Capital Appreciation Fund (Institutional Class), which was up 14.19%, and Harbor Large Cap Value Fund (Institutional Class), which gained 12.94%. Harbor Bond Fund (Institutional Class), the largest fixed income component, returned 4.66%. Each of these funds outperformed its respective benchmark index.

	RETURNS FOR PERIODS ENDED APRIL 30, 2012
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market Index (entire U.S. stock market)	12.44%	3.31%	1.56%	5.54%	11.36%
S&P 500 Index (large cap stocks)	12.77	4.76	1.01	4.71	11.51
Russell Midcap® Index (mid cap stocks)	11.87	-0.03	2.19	8.03	12.88
Russell 2000® Index (small cap stocks)	11.02	-4.25	1.45	6.19	10.35
Russell 3000® Growth Index	13.86	6.26	4.04	5.23	10.41
Russell 3000® Value Index	11.61	0.61	-1.63	4.93	11.96

International & Global
MSCI EAFE (ND) Index (foreign stocks)	2.44%	-12.82%	-4.72%	5.42%	9.39%
MSCI World (ND) Index (global stocks)	7.54	-4.63	-1.78	4.96	9.81
MSCI EM Index (emerging markets)	3.93	-12.61	3.46	13.92	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	-5.45%	-19.42%	-3.08%	5.45%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	6.45%	5.15%	7.77%	8.89%	N/A
Barclays Capital US Aggregate Bond Index (domestic bonds)	2.44	7.54	6.37	5.71	8.79%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.01	0.05	1.14	1.89	4.95

Domestic Equity Markets

The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 12.44% in the fiscal first half. U.S. equities had double-digit gains across all capitalization ranges, with large cap stocks outperforming mid cap and small cap stocks. U.S. growth stocks outpaced value in large cap and mid cap, while small cap value shares outperformed small cap growth. In April, the optimism of the first calendar quarter faded and domestic equity indices declined, as U.S. economic growth was even slower than expected and the European debt crisis continued to worsen.

International Equity Markets and Strategic Markets

International and global equities had positive returns for the fiscal first half, although such returns trailed U.S. equities. Stocks in developed international markets, as measured by the MSCI EAFE (ND) Index, returned 2.44%, while the MSCI

3

EM Index of emerging markets shares gained 3.93%. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 7.54%. (All international and global returns are in U.S. dollars.) The lower returns in equity markets outside the U.S. reflected continuing concerns about weak global growth.

With weaker global demand, commodity prices declined. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on physical commodities, had a return of -5.45%.

Fixed Income Markets

Major fixed income indices had positive returns in the fiscal first half. The broad taxable investment-grade bond market in the U.S. had a return of 2.44%, while U.S. high-yield bonds returned 6.45%. Most fixed income indices outperformed U.S. Treasurys. Money market returns remained negligible under the Federal Reserve’s accommodative monetary policy.

New Managers

The Harbor Funds Board of Trustees has appointed new subadvisers to two of the underlying funds in the portfolios of the Harbor Target Retirement Funds. Aristotle Capital Management, LLC is the new subadviser of Harbor Large Cap Value Fund, succeeding Cohen & Steers Capital Management, Inc. Causeway Capital Management LLC is the new subadviser of Harbor Global Value Fund, succeeding Pzena Investment Management, LLC. Both appointments were effective May 25, 2012. We are pleased to welcome Aristotle and Causeway to the Harbor Funds team. At the same time, we wish to thank Cohen & Steers and Pzena for their dedication and service to our shareholders.

Invest for the Long Term

Fiscal year 2012 has already produced significant market volatility. The positive sentiment in the middle of the fiscal first half has been replaced by a more uncertain tone over the last couple of months. In strong and weak markets, there are always potential headwinds and tailwinds. It is not possible for even experienced investors to predict consistently which way the markets will move in the short term. While market conditions may change, investing fundamentals remain. At Harbor Funds, we encourage all investors to focus on the long term and to construct a portfolio of stocks, bonds, and cash that is consistent with your financial goals and your tolerance for risk. The diversification provided by a balanced asset allocation of stocks, bonds, and cash helps to lower volatility and reduce risk. The Harbor Target Retirement Funds are asset allocation funds. Over the longer term, the Harbor Target Retirement Funds can be used as part of an effective asset allocation plan to help you achieve your financial goals.

Thank you for your investment in Harbor Funds.

June 26, 2012

David G. Van Hooser

Chairman

4

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Current income and some capital appreciation

MARKET REVIEW

U.S. equities registered double-digit gains while international stocks moved modestly higher in the first half of fiscal 2012. The advance by equities reflected a generally positive response to actions addressing Europe’s debt problems as well as indications of continuing, albeit sluggish, progress in the U.S. economic recovery. Fixed income investments had positive returns, led by the high-yield segment of the market, while commodities declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 12.74%. The advance was broad based across capitalization ranges and investment styles. Large cap stocks modestly outpaced mid caps and small caps. U.S. growth stocks outperformed their value counterparts in the large cap and mid cap ranges but trailed value in the small cap segment.

The MSCI EAFE (ND) Index, a measure of equity performance in developed overseas markets, registered a return of 2.44%. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded positive returns, led by Consumer Discretionary, Health Care, and Consumer Staples names. International growth stocks outperformed value, as the MSCI EAFE Growth (ND) Index gained 4.77% while the MSCI EAFE Value (ND) Index had a barely-positive return of 0.10%. Emerging markets, as measured by the MSCI EM Index, returned 3.93%.

Lingering concerns about the outlook for global economic growth weighed on commodity markets. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a return of -5.45%.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, recorded a modest return of 2.44%. The BofA Merrill Lynch U.S. High Yield Index returned 6.45%. Yields of money market instruments remained negligible, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

Harbor Target Retirement Income Fund posted returns of 5.71% (Institutional Class), 5.82% (Administrative Class), and 5.82% (Investor Class) for the six months ended April 30. The Fund added value compared with broad market indices as several of its largest components outperformed their respective benchmarks. All of the portfolio’s underlying Harbor Funds had positive returns.

Fixed income funds made the largest overall contribution to Harbor Target Retirement Income Fund’s net returns for the fiscal first half. Harbor Bond Fund, the largest component of the portfolio, was up 4.66% and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 222 basis points, or 2.22 percentage points. Harbor Real Return Fund, the second-largest component of the portfolio, returned 4.21% and outperformed its benchmark. Harbor High-Yield Bond Fund gained 5.69%, the highest return in the fixed income group.

Five of the six domestic equity funds in the portfolio registered double-digit returns. Harbor Capital Appreciation Fund led the domestic equity group with a return of 14.19%, followed by Harbor Large Cap Value Fund, up 12.94%, and Harbor Mid Cap Value Fund, up 11.96%. All three outperformed their respective benchmarks.

5

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY—Continued

Harbor Global Growth Fund gained 17.19% and had the highest return among the 14 constituent funds in the portfolio. Harbor Global Growth Fund outpaced its benchmark index by a substantial margin. Its performance was driven primarily by stock selection. Harbor International Fund, the largest equity component of the portfolio, had a return of 8.35% and outperformed its MSCI EAFE (ND) Index benchmark by 591 basis points. Stock selection was the primary driver of outperformance, as Harbor International Fund outpaced its benchmark in 8 of the 9 economic sectors in which it had investments.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Target Retirement Income Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2600

Cusip	411511371

Ticker	HARAX

Inception Date	01/02/2009

Net Expense Ratio	0.59%[a]

Total Net Assets (000s)	$16,005

ADMINISTRATIVE CLASS

Fund #	2700

Cusip	411511363

Ticker	HARBX

Inception Date	01/02/2009

Net Expense Ratio	0.59%[a]

Total Net Assets (000s)	$13

INVESTOR CLASS

Fund #	2800

Cusip	411511355

Ticker	HARCX

Inception Date	01/02/2009

Net Expense Ratio	0.59%[a]

Total Net Assets (000s)	$13

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	4.9%

Harbor Large Cap Value Fund	3.0%

Harbor International Growth Fund	2.1%

Harbor Capital Appreciation Fund	2.0%

Harbor Mid Cap Value Fund	2.0%

Harbor Small Cap Value Fund	1.6%

Harbor Mid Cap Growth Fund	1.3%

Harbor Global Growth Fund	1.1%

Harbor Global Value Fund	1.1%

Harbor Small Cap Growth Fund	1.0%

Fixed Income

Harbor Bond Fund	44.3%

Harbor Real Return Fund	20.4%

Harbor High-Yield Bond Fund	10.2%

Short-Term Investments

Harbor Money Market Fund	5.0%

7

Harbor Target Retirement Income Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement Income Fund
Institutional Class	5.71%	4.35%	N/A	9.39%	01/02/2009	$67,399
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$84,997
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$67,796
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$61,716

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement Income Fund
Administrative Class	5.82%	4.35%	N/A	9.39%	01/02/2009	$13,480
Investor Class	5.82%	4.35%	N/A	9.39%	01/02/2009	$13,480
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$16,999
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$13,559
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$12,343

As stated in the Fund’s current prospectus, the expense ratios were 0.58% (Institutional Class), 0.83% (Administrative Class) and 0.95% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

8

Harbor Target Retirement Income Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

HARBOR EQUITY FUNDS—20.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—10.9%
7,383	Harbor Capital Appreciation Fund	$323
22,750	Harbor Mid Cap Growth Fund	212
14,063	Harbor Small Cap Growth Fund	169
58,262	Harbor Large Cap Value Fund	485
25,404	Harbor Mid Cap Value Fund	314
11,731	Harbor Small Cap Value Fund	255

		1,758

HARBOR INTERNATIONAL EQUITY FUNDS—9.2%
13,313	Harbor International Fund	791
28,359	Harbor International Growth Fund	339
27,052	Harbor Global Value Fund	173
9,321	Harbor Global Growth Fund	173

		1,476

TOTAL HARBOR EQUITY FUNDS (Cost $2,944)		3,234

HARBOR FIXED INCOME FUNDS—74.9%

Shares		Value (000s)

149,121	Harbor High-Yield Bond Fund	$1,637
562,205	Harbor Bond Fund	7,090
295,432	Harbor Real Return Fund	3,273

TOTAL HARBOR FIXED INCOME FUNDS (Cost $11,744)		12,000

SHORT TERM INVESTMENTS—5.0%
(Cost $797)
796,808	Harbor Money Market Fund	797

TOTAL INVESTMENTS—100.0% (Cost $15,485)		16,031

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$16,031

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

9

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities registered double-digit gains while international stocks moved modestly higher in the first half of fiscal 2012. The advance by equities reflected a generally positive response to actions addressing Europe’s debt problems as well as indications of continuing, albeit sluggish, progress in the U.S. economic recovery. Fixed income investments had positive returns, led by the high-yield segment of the market, while commodities declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 12.74%. The advance was broad based across capitalization ranges and investment styles. Large cap stocks modestly outpaced mid caps and small caps. U.S. growth stocks outperformed their value counterparts in the large cap and mid cap ranges but trailed value in the small cap segment.

The MSCI EAFE (ND) Index, a measure of equity performance in developed overseas markets, registered a return of 2.44%. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded positive returns, led by Consumer Discretionary, Health Care, and Consumer Staples names. International growth stocks outperformed value, as the MSCI EAFE Growth (ND) Index gained 4.77% while the MSCI EAFE Value (ND) Index had a barely-positive return of 0.10%. Emerging markets, as measured by the MSCI EM Index, returned 3.93%.

Lingering concerns about the outlook for global economic growth weighed on commodity markets. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, registered a return of -5.45%.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, recorded a modest return of 2.44%, The BofA Merrill Lynch U.S. High Yield Index returned 6.45%. Yields of money market instruments remained negligible, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

Harbor Target Retirement 2010 Fund posted returns of 6.00% (Institutional, Administrative, and Investor Classes) for the six months ended April 30. The Fund added value compared with broad market indices as several of its largest components outperformed their respective benchmarks.

Fixed income funds made the largest overall contribution to the Harbor Target Retirement 2010 Fund’s net returns for the fiscal first half. Harbor Bond Fund, the largest component of the portfolio, was up 4.66% and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 222 basis points, or 2.22 percentage points. Harbor Real Return Fund, the second-largest component of the portfolio, returned 4.21% and outperformed its benchmark. Harbor High-Yield Bond Fund gained 5.69%, the highest return in the fixed income group.

Five of the six domestic equity funds in the portfolio registered double-digit returns. Harbor Capital Appreciation Fund led the domestic equity group with a return of 14.19%, followed by Harbor Large Cap Value Fund, up 12.94%, and Harbor Mid Cap Value Fund, up 11.96%. All three outperformed their respective benchmarks.

Harbor Global Growth Fund gained 17.19% and had the highest return among the 15 constituent funds in the portfolio. Harbor Global Growth Fund outpaced its benchmark index by a substantial margin. Its performance was driven primarily by stock selection. Harbor International Fund, the largest equity component of the portfolio, had a return of 8.35% and outperformed its MSCI EAFE (ND) Index benchmark by 591 basis points. Stock selection was the primary driver of outperformance, as Harbor International Fund outpaced its benchmark in 8 of the 9 economic sectors in which it had investments.

10

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY—Continued

Harbor Commodity Real Return Strategy Fund, which invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities, was the only component of the portfolio to lose ground. The Fund recorded a return of -1.92%, although it did outperform its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM, by 353 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

11

Harbor Target Retirement 2010 Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2601

Cusip	411511348

Ticker	HARDX

Inception Date	01/02/2009

Net Expense Ratio	0.61%[a]

Total Net Assets (000s)	$3,654

ADMINISTRATIVE CLASS

Fund #	2701

Cusip	411511330

Ticker	HAIIX

Inception Date	01/02/2009

Net Expense Ratio	0.61%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2801

Cusip	411511322

Ticker	HARFX

Inception Date	01/02/2009

Net Expense Ratio	0.61%[a]

Total Net Assets (000s)	$14

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	5.9%

Harbor Large Cap Value Fund	3.7%

Harbor International Growth Fund	2.5%

Harbor Capital Appreciation Fund	2.4%

Harbor Mid Cap Value Fund	2.3%

Harbor Small Cap Value Fund	1.9%

Harbor Mid Cap Growth Fund	1.5%

Harbor Global Growth Fund	1.3%

Harbor Global Value Fund	1.3%

Harbor Small Cap Growth Fund	1.2%

Harbor Commodity Real Return Strategy Fund	0.8%

Fixed Income

Harbor Bond Fund	41.8%

Harbor Real Return Fund	18.0%

Harbor High-Yield Bond Fund	10.4%

Short-Term Investments

Harbor Money Market Fund	5.0%

12

Harbor Target Retirement 2010 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2010 Fund
Institutional Class	6.00%	3.44%	N/A	10.74%	01/02/2009	$70,213
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$84,997
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$67,796
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$61,716

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2010 Fund
Administrative Class	6.00%	3.45%	N/A	10.75%	01/02/2009	$14,045
Investor Class	6.00%	3.45%	N/A	10.75%	01/02/2009	$14,045
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$16,999
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$13,559
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$12,343

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class), 0.85% (Administrative Class) and 0.97% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

13

Harbor Target Retirement 2010 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

HARBOR EQUITY FUNDS—24.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—13.0%
2,022	Harbor Capital Appreciation Fund	$88
6,151	Harbor Mid Cap Growth Fund	57
3,824	Harbor Small Cap Growth Fund	46
15,951	Harbor Large Cap Value Fund	134
6,966	Harbor Mid Cap Value Fund	86
3,177	Harbor Small Cap Value Fund	69

		480

HARBOR INTERNATIONAL EQUITY FUNDS—11.0%
3,648	Harbor International Fund	217
7,766	Harbor International Growth Fund	93
7,393	Harbor Global Value Fund	47
2,546	Harbor Global Growth Fund	47

		404

TOTAL HARBOR EQUITY FUNDS (Cost $801)		884

HARBOR STRATEGIC MARKETS FUNDS—0.8%

Shares		Value (000s)

(Cost $32)
4,120	Harbor Commodity Real Return Strategy Fund	$29

HARBOR FIXED INCOME FUNDS—70.2%
34,887	Harbor High-Yield Bond Fund	383
122,084	Harbor Bond Fund	1,540
59,752	Harbor Real Return Fund	662

TOTAL HARBOR FIXED INCOME FUNDS (Cost $2,539)		2,585

SHORT TERM INVESTMENTS—5.0%
(Cost $184)
184,098	Harbor Money Market Fund	184

TOTAL INVESTMENTS—100.0% (Cost $3,556)		3,682

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$3,682

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2010 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

14

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities registered double-digit gains while international stocks moved modestly higher in the first half of fiscal 2012. The advance by equities reflected a generally positive response to actions addressing Europe’s debt problems as well as indications of continuing, albeit sluggish, progress in the U.S. economic recovery. Fixed income investments had positive returns, led by the high-yield segment of the market, while commodities declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 12.74%. The advance was broad based across capitalization ranges and investment styles. Large cap stocks modestly outpaced mid caps and small caps. U.S. growth stocks outperformed their value counterparts in the large cap and mid cap ranges but trailed value in the small cap segment.

The MSCI EAFE (ND) Index, a measure of equity performance in developed overseas markets, registered a return of 2.44%. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded positive returns, led by Consumer Discretionary, Health Care, and Consumer Staples names. International growth stocks outperformed value, as the MSCI EAFE Growth (ND) Index gained 4.77% while the MSCI EAFE Value (ND) Index had a barely-positive return of 0.10%. Emerging markets, as measured by the MSCI EM Index, returned 3.93%.

Lingering concerns about the outlook for global economic growth weighed on commodity markets. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, registered a return of -5.45%.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, recorded a modest return of 2.44%, The BofA Merrill Lynch U.S. High Yield Index returned 6.45%. Yields of money market instruments remained negligible, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

Harbor Target Retirement 2015 Fund posted returns of 6.45% (Institutional, Administrative, and Investor Classes) for the six months ended April 30. The Fund added value compared with broad market indices as several of its largest components outperformed their respective benchmarks.

Equities, which account for about a third of the assets in Harbor Target Retirement 2015 Fund, contributed more than half of its net returns for the fiscal first half. Five of the six domestic equity funds in the portfolio registered double-digit returns. Harbor Capital Appreciation Fund led the domestic equity group with a return of 14.19%, followed by Harbor Large Cap Value Fund, up 12.94%, and Harbor Mid Cap Value Fund, up 11.96%. All three outperformed their respective benchmarks.

Harbor Global Growth Fund gained 17.19% and had the highest return among the 15 constituent funds in the portfolio. Harbor Global Growth Fund outpaced its benchmark index by a substantial margin. Its performance was driven primarily by stock selection. Harbor International Fund, the largest equity component of the portfolio, had a return of 8.35% and outperformed its MSCI EAFE (ND) Index benchmark by 591 basis points. Stock selection was the primary driver of outperformance, as Harbor International Fund outpaced its benchmark in 8 of the 9 economic sectors in which it had investments.

Harbor Bond Fund, the largest component of the portfolio, was up 4.66% and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 222 basis points. Harbor Real Return Fund, the second-largest component of the portfolio, returned 4.21% and outperformed its benchmark. Harbor High-Yield Bond Fund gained 5.69%, the highest return in the fixed income group.

15

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY—Continued

Harbor Commodity Real Return Strategy Fund, which invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities, was the only component of the portfolio to lose ground. The Fund recorded a return of -1.92%, although it did outperform its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM, by 353 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

16

Harbor Target Retirement 2015 Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2602

Cusip	411511314

Ticker	HARGX

Inception Date	01/02/2009

Net Expense Ratio	0.65%[a]

Total Net Assets (000s)	$11,766

ADMINISTRATIVE CLASS

Fund #	2702

Cusip	411511298

Ticker	HARHX

Inception Date	01/02/2009

Net Expense Ratio	0.65%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2802

Cusip	411511280

Ticker	HARIX

Inception Date	01/02/2009

Net Expense Ratio	0.65%[a]

Total Net Assets (000s)	$14

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	8.0%

Harbor Large Cap Value Fund	4.9%

Harbor International Growth Fund	3.4%

Harbor Capital Appreciation Fund	3.2%

Harbor Mid Cap Value Fund	3.1%

Harbor Small Cap Value Fund	2.5%

Harbor Commodity Real Return Strategy Fund	2.4%

Harbor Mid Cap Growth Fund	2.1%

Harbor Global Growth Fund	1.7%

Harbor Global Value Fund	1.7%

Harbor Small Cap Growth Fund	1.7%

Fixed Income

Harbor Bond Fund	37.5%

Harbor Real Return Fund	13.3%

Harbor High-Yield Bond Fund	11.5%

Short-Term Investments

Harbor Money Market Fund	3.0%

17

Harbor Target Retirement 2015 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2015 Fund
Institutional Class	6.45%	2.43%	N/A	11.58%	01/02/2009	$71,991
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$84,997
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$67,796
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$61,716

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2015 Fund
Administrative Class	6.45%	2.43%	N/A	11.58%	01/02/2009	$14,398
Investor Class	6.45%	2.43%	N/A	11.58%	01/02/2009	$14,398
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$16,999
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$13,559
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$12,343

As stated in the Fund’s current prospectus, the expense ratios were 0.64% (Institutional Class), 0.89% (Administrative Class) and 1.01% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

18

Harbor Target Retirement 2015 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

HARBOR EQUITY FUNDS—32.3%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—17.5%
8,597	Harbor Capital Appreciation Fund	$376
26,655	Harbor Mid Cap Growth Fund	249
16,564	Harbor Small Cap Growth Fund	199
68,561	Harbor Large Cap Value Fund	570
29,992	Harbor Mid Cap Value Fund	371
13,809	Harbor Small Cap Value Fund	300

		2,065

HARBOR INTERNATIONAL EQUITY FUNDS—14.8%
15,804	Harbor International Fund	938
33,472	Harbor International Growth Fund	400
31,692	Harbor Global Value Fund	203
10,885	Harbor Global Growth Fund	203

		1,744

TOTAL HARBOR EQUITY FUNDS (Cost $3,556)		3,809

HARBOR STRATEGIC MARKETS FUNDS—2.4%

Shares		Value (000s)

(Cost $304)
39,844	Harbor Commodity Real Return Strategy Fund	$285

HARBOR FIXED INCOME FUNDS—62.3%
123,282	Harbor High-Yield Bond Fund	1,354
351,545	Harbor Bond Fund	4,432
141,129	Harbor Real Return Fund	1,564

TOTAL HARBOR FIXED INCOME FUNDS (Cost $7,266)		7,350

SHORT TERM INVESTMENTS—3.0%
(Cost $350)
350,208	Harbor Money Market Fund	350

TOTAL INVESTMENTS—100.0% (Cost $11,476)		11,794

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$11,794

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

19

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities registered double-digit gains while international stocks moved modestly higher in the first half of fiscal 2012. The advance by equities reflected a generally positive response to actions addressing Europe’s debt problems as well as indications of continuing, albeit sluggish, progress in the U.S. economic recovery. Fixed income investments had positive returns, led by the high-yield segment of the market, while commodities declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 12.74%. The advance was broad based across capitalization ranges and investment styles. Large cap stocks modestly outpaced mid caps and small caps. U.S. growth stocks outperformed their value counterparts in the large cap and mid cap ranges but trailed value in the small cap segment.

The MSCI EAFE (ND) Index, a measure of equity performance in developed overseas markets, registered a return of 2.44%. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded positive returns, led by Consumer Discretionary, Health Care, and Consumer Staples names. International growth stocks outperformed value, as the MSCI EAFE Growth (ND) Index gained 4.77% while the MSCI EAFE Value (ND) Index had a barely-positive return of 0.10%. Emerging markets, as measured by the MSCI EM Index, returned 3.93%.

Lingering concerns about the outlook for global economic growth weighed on commodity markets. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, registered a return of -5.45%.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, recorded a modest return of 2.44%, The BofA Merrill Lynch U.S. High Yield Index returned 6.45%. Yields of money market instruments remained negligible, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

Harbor Target Retirement 2020 Fund posted returns of 6.87% (Institutional Class), 6.98% (Administrative Class), and 6.87% (Investor Class) for the six months ended April 30. The Fund added value compared with broad market indices as several of its largest components outperformed their respective benchmarks.

Equities performed well and contributed more than half of Harbor Target Retirement 2020 Fund’s net returns for the fiscal first half. Five of the six domestic equity funds in the portfolio registered double-digit returns. Harbor Capital Appreciation Fund led the domestic equity group with a return of 14.19%, followed by Harbor Large Cap Value Fund, up 12.94%, and Harbor Mid Cap Value Fund, up 11.96%. All three outperformed their respective benchmarks.

Harbor Global Growth Fund gained 17.19% and had the highest return among the 14 constituent funds in the portfolio. Harbor Global Growth Fund outpaced its benchmark index by a substantial margin. Its performance was driven primarily by stock selection. Harbor International Fund, the largest equity component of the portfolio, had a return of 8.35% and outperformed its MSCI EAFE (ND) Index benchmark by 591 basis points. Stock selection was the primary driver of outperformance, as Harbor International Fund outpaced its benchmark in 8 of the 9 economic sectors in which it had investments.

Harbor Bond Fund, the largest component of the portfolio, was up 4.66% and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 222 basis points. Harbor Real Return Fund returned 4.21% and outperformed its benchmark. Harbor High-Yield Bond Fund, the second-largest component of the portfolio, gained 5.69%, the highest return in the fixed income group.

20

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY—Continued

Harbor Commodity Real Return Strategy Fund, which invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities, was the only component of the portfolio to lose ground. The Fund recorded a return of -1.92%, although it did outperform its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM, by 353 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

21

Harbor Target Retirement 2020 Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2603

Cusip	411511272

Ticker	HARJX

Inception Date	01/02/2009

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$27,418

ADMINISTRATIVE CLASS

Fund #	2703

Cusip	411511264

Ticker	HARKX

Inception Date	01/02/2009

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$15

INVESTOR CLASS

Fund #	2803

Cusip	411511256

Ticker	HARLX

Inception Date	01/02/2009

Net Expense Ratio	0.68%[a]

Total Net Assets (000s)	$15

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	9.1%

Harbor Large Cap Value Fund	5.7%

Harbor International Growth Fund	3.9%

Harbor Capital Appreciation Fund	3.8%

Harbor Mid Cap Value Fund	3.6%

Harbor Commodity Real Return Strategy Fund	3.4%

Harbor Small Cap Value Fund	2.9%

Harbor Mid Cap Growth Fund	2.5%

Harbor Global Growth Fund	2.0%

Harbor Global Value Fund	2.0%

Harbor Small Cap Growth Fund	1.9%
Fixed Income

Harbor Bond Fund	35.6%

Harbor High-Yield Bond Fund	12.9%

Harbor Real Return Fund	10.7%

22

Harbor Target Retirement 2020 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2020 Fund
Institutional Class	6.87%	1.92%	N/A	12.33%	01/02/2009	$73,632
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$84,997
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$67,796
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$61,716

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2020 Fund
Administrative Class	6.98%	2.03%	N/A	12.34%	01/02/2009	$14,730
Investor Class	6.87%	1.92%	N/A	12.34%	01/02/2009	$14,730
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$16,999
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$13,559
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$12,343

As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Institutional Class), 0.92% (Administrative Class) and 1.04% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.
b	Unannualized.

23

Harbor Target Retirement 2020 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

HARBOR EQUITY FUNDS—37.4%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—20.4%
23,628	Harbor Capital Appreciation Fund	$1,033
72,262	Harbor Mid Cap Growth Fund	675
44,538	Harbor Small Cap Growth Fund	535
184,005	Harbor Large Cap Value Fund	1,531
80,351	Harbor Mid Cap Value Fund	994
37,126	Harbor Small Cap Value Fund	806

		5,574

HARBOR INTERNATIONAL EQUITY FUNDS—17.0%
42,203	Harbor International Fund	2,505
89,625	Harbor International Growth Fund	1,071
85,487	Harbor Global Value Fund	548
29,598	Harbor Global Growth Fund	551

		4,675

TOTAL HARBOR EQUITY FUNDS (Cost $9,183)		10,249

HARBOR STRATEGIC MARKET FUNDS—3.4%
(Cost $973)
Shares		Value (000s)

132,178	Harbor Commodity Real Return Strategy Fund	$945

HARBOR FIXED INCOME FUNDS—59.2%
321,794	Harbor High-Yield Bond Fund	3,533
776,184	Harbor Bond Fund	9,788
264,744	Harbor Real Return Fund	2,933

TOTAL HARBOR FIXED INCOME FUNDS (Cost $15,986)		16,254

TOTAL INVESTMENTS—100.0% (Cost $26,142)		27,448

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$27,448

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

24

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities registered double-digit gains while international stocks moved modestly higher in the first half of fiscal 2012. The advance by equities reflected a generally positive response to actions addressing Europe’s debt problems as well as indications of continuing, albeit sluggish, progress in the U.S. economic recovery. Fixed income investments had positive returns, led by the high-yield segment of the market, while commodities declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 12.74%. The advance was broad based across capitalization ranges and investment styles. Large cap stocks modestly outpaced mid caps and small caps. U.S. growth stocks outperformed their value counterparts in the large cap and mid cap ranges but trailed value in the small cap segment.

The MSCI EAFE (ND) Index, a measure of equity performance in developed overseas markets, registered a return of 2.44%. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded positive returns, led by Consumer Discretionary, Health Care, and Consumer Staples names. International growth stocks outperformed value, as the MSCI EAFE Growth (ND) Index gained 4.77% while the MSCI EAFE Value (ND) Index had a barely-positive return of 0.10%. Emerging markets, as measured by the MSCI EM Index, returned 3.93%.

Lingering concerns about the outlook for global economic growth weighed on commodity markets. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, registered a return of -5.45%.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, recorded a modest return of 2.44%, The BofA Merrill Lynch U.S. High Yield Index returned 6.45%. Yields of money market instruments remained negligible, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

Harbor Target Retirement 2025 Fund posted returns of 7.20% (Institutional, Administrative, and Investor Classes) for the six months ended April 30. The Fund added value compared with broad market indices as several of its largest components outperformed their respective benchmarks.

Equities performed well and contributed the bulk of Harbor Target Retirement 2025 Fund’s net returns for the fiscal first half. Five of the six domestic equity funds in the portfolio registered double-digit returns. Harbor Capital Appreciation Fund led the domestic equity group with a return of 14.19%, followed by Harbor Large Cap Value Fund, up 12.94%, and Harbor Mid Cap Value Fund, up 11.96%. All three outperformed their respective benchmarks.

Harbor Global Growth Fund gained 17.19% and had the highest return among the 14 constituent funds in the portfolio. Harbor Global Growth Fund outpaced its benchmark index by a substantial margin. Its performance was driven primarily by stock selection. Harbor International Fund, the largest equity component of the portfolio, had a return of 8.35% and outperformed its MSCI EAFE (ND) Index benchmark by 591 basis points. Stock selection was the primary driver of outperformance, as Harbor International Fund outpaced its benchmark in 8 of the 9 economic sectors in which it had investments.

Harbor Bond Fund, the largest component of the portfolio, was up 4.66% and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 222 basis points. Harbor Real Return Fund returned 4.21% and outperformed its benchmark. Harbor High-Yield Bond Fund, the second-largest component of the portfolio, gained 5.69%, the highest return in the fixed income group.

25

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY—Continued

Harbor Commodity Real Return Strategy Fund, which invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities, was the only component of the portfolio to lose ground. The Fund recorded a return of -1.92%, although it did outperform its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM, by 353 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

26

Harbor Target Retirement 2025 Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2604

Cusip	411511249

Ticker	HARMX

Inception Date	01/02/2009

Net Expense Ratio	0.70%[a]

Total Net Assets (000s)	$6,025

ADMINISTRATIVE CLASS

Fund #	2704

Cusip	411511231

Ticker	HARNX

Inception Date	01/02/2009

Net Expense Ratio	0.70%[a]

Total Net Assets (000s)	$15

INVESTOR CLASS

Fund #	2804

Cusip	411511223

Ticker	HAROX

Inception Date	01/02/2009

Net Expense Ratio	0.70%[a]

Total Net Assets (000s)	$15

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	10.9%

Harbor Large Cap Value Fund	6.7%

Harbor International Growth Fund	4.7%

Harbor Capital Appreciation Fund	4.4%

Harbor Commodity Real Return Strategy Fund	4.4%

Harbor Mid Cap Value Fund	4.3%

Harbor Small Cap Value Fund	3.5%

Harbor Mid Cap Growth Fund	2.9%

Harbor Global Growth Fund	2.4%

Harbor Global Value Fund	2.4%

Harbor Small Cap Growth Fund	2.3%

Fixed Income

Harbor Bond Fund	30.9%

Harbor High-Yield Bond Fund	12.7%

Harbor Real Return Fund	7.5%

27

Harbor Target Retirement 2025 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2025 Fund
Institutional Class	7.20%	0.53%	N/A	13.04%	01/02/2009	$75,191
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$84,997
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$67,796
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$61,716

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2025 Fund
Administrative Class	7.20%	0.53%	N/A	13.04%	01/02/2009	$15,038
Investor Class	7.20%	0.53%	N/A	13.04%	01/02/2009	$15,038
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$16,999
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$13,559
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$12,343

As stated in the Fund’s current prospectus, the expense ratios were 0.69% (Institutional Class), 0.94% (Administrative Class) and 1.06% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

28

Harbor Target Retirement 2025 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

HARBOR EQUITY FUNDS—44.5%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—24.1%
6,106	Harbor Capital Appreciation Fund	$267
18,871	Harbor Mid Cap Growth Fund	176
11,727	Harbor Small Cap Growth Fund	141
48,341	Harbor Large Cap Value Fund	402
21,234	Harbor Mid Cap Value Fund	263
9,777	Harbor Small Cap Value Fund	212

		1,461

HARBOR INTERNATIONAL EQUITY FUNDS—20.4%
11,172	Harbor International Fund	663
23,699	Harbor International Growth Fund	283
22,447	Harbor Global Value Fund	144
7,698	Harbor Global Growth Fund	143

		1,233

TOTAL HARBOR EQUITY FUNDS (Cost $2,479)		2,694

HARBOR STRATEGIC MARKETS FUNDS—4.4%
(Cost $283)
Shares		Value (000s)

37,464	Harbor Commodity Real Return Strategy Fund	$268

HARBOR FIXED INCOME FUNDS—51.1%
69,734	Harbor High-Yield Bond Fund	766
148,589	Harbor Bond Fund	1,874
40,915	Harbor Real Return Fund	453

TOTAL HARBOR FIXED INCOME FUNDS (Cost $3,055)		3,093

TOTAL INVESTMENTS—100.0% (Cost $5,817)		6,055

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$6,055

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities registered double-digit gains while international stocks moved modestly higher in the first half of fiscal 2012. The advance by equities reflected a generally positive response to actions addressing Europe’s debt problems as well as indications of continuing, albeit sluggish, progress in the U.S. economic recovery. Fixed income investments had positive returns, led by the high-yield segment of the market, while commodities declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 12.74%. The advance was broad based across capitalization ranges and investment styles. Large cap stocks modestly outpaced mid caps and small caps. U.S. growth stocks outperformed their value counterparts in the large cap and mid cap ranges but trailed value in the small cap segment.

The MSCI EAFE (ND) Index, a measure of equity performance in developed overseas markets, registered a return of 2.44%. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded positive returns, led by Consumer Discretionary, Health Care, and Consumer Staples names. International growth stocks outperformed value, as the MSCI EAFE Growth (ND) Index gained 4.77% while the MSCI EAFE Value (ND) Index had a barely-positive return of 0.10%. Emerging markets, as measured by the MSCI EM Index, returned 3.93%.

Lingering concerns about the outlook for global economic growth weighed on commodity markets. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, registered a return of -5.45%.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, recorded a modest return of 2.44%, The BofA Merrill Lynch U.S. High Yield Index returned 6.45%. Yields of money market instruments remained negligible, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

Harbor Target Retirement 2030 Fund posted returns of 7.80% (Institutional Class) and 7.90% (Administrative and Investor Classes) for the six months ended April 30. The Fund added value compared with broad market indices as several of its largest components outperformed their respective benchmarks.

Equities performed well and contributed the bulk of Harbor Target Retirement 2030 Fund’s net returns for the fiscal first half. Five of the six domestic equity funds in the portfolio registered double-digit returns. Harbor Capital Appreciation Fund led the domestic equity group with a return of 14.19%, followed by Harbor Large Cap Value Fund, up 12.94%, and Harbor Mid Cap Value Fund, up 11.96%. All three outperformed their respective benchmarks.

Harbor Global Growth Fund gained 17.19% and had the highest return among the 14 constituent funds in the portfolio. Harbor Global Growth Fund outpaced its benchmark index by a substantial margin. Its performance was driven primarily by stock selection. Harbor International Fund, the largest equity component of the portfolio, had a return of 8.35% and outperformed its MSCI EAFE (ND) Index benchmark by 591 basis points. Stock selection was the primary driver of outperformance, as Harbor International Fund outpaced its benchmark in 8 of the 9 economic sectors in which it had investments.

Harbor Bond Fund, the largest component of the portfolio, was up 4.66% and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 222 basis points. Harbor Real Return Fund returned 4.21% and outperformed its benchmark. Harbor High-Yield Bond Fund gained 5.69%, the highest return in the fixed income group.

30

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY—Continued

Harbor Commodity Real Return Strategy Fund, which invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities, was the only component of the portfolio to lose ground. The Fund recorded a return of -1.92%, although it did outperform its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM, by 353 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

31

Harbor Target Retirement 2030 Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2605

Cusip	411512700

Ticker	HARPX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$23,989

ADMINISTRATIVE CLASS

Fund #	2705

Cusip	411512882

Ticker	HARQX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$15

INVESTOR CLASS

Fund #	2805

Cusip	411512809

Ticker	HARTX

Inception Date	01/02/2009

Net Expense Ratio	0.73%[a]

Total Net Assets (000s)	$15

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	13.2%

Harbor Large Cap Value Fund	8.1%

Harbor International Growth Fund	5.7%

Harbor Capital Appreciation Fund	5.4%

Harbor Mid Cap Value Fund	5.3%

Harbor Commodity Real Return Strategy Fund	5.1%

Harbor Small Cap Value Fund	4.2%

Harbor Mid Cap Growth Fund	3.5%

Harbor Global Growth Fund	2.9%

Harbor Global Value Fund	2.9%

Harbor Small Cap Growth Fund	2.8%

Fixed Income

Harbor Bond Fund	25.3%

Harbor High-Yield Bond Fund	11.3%

Harbor Real Return Fund	4.3%

32

Harbor Target Retirement 2030 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2030 Fund
Institutional Class	7.80%	-0.47%	N/A	13.77%	01/02/2009	$76,809
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$84,997
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$67,796
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$61,716

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2030 Fund
Administrative Class	7.90%	-0.38%	N/A	13.77%	01/02/2009	$15,362
Investor Class	7.90%	-0.38%	N/A	13.77%	01/02/2009	$15,362
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$16,999
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$13,559
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$12,343

As stated in the Fund’s current prospectus, the expense ratios were 0.72% (Institutional Class), 0.97% (Administrative Class) and 1.09% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

33

Harbor Target Retirement 2030 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

HARBOR EQUITY FUNDS—54.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—29.3%
29,716	Harbor Capital Appreciation Fund	$1,299
90,638	Harbor Mid Cap Growth Fund	847
56,080	Harbor Small Cap Growth Fund	674
234,750	Harbor Large Cap Value Fund	1,953
102,166	Harbor Mid Cap Value Fund	1,264
46,932	Harbor Small Cap Value Fund	1,018

		7,055

HARBOR INTERNATIONAL EQUITY FUNDS—24.7%
53,583	Harbor International Fund	3,181
114,098	Harbor International Growth Fund	1,363
107,061	Harbor Global Value Fund	686
37,527	Harbor Global Growth Fund	698

		5,928

TOTAL HARBOR EQUITY FUNDS (Cost $11,399)		12,983

HARBOR STRATEGIC MARKETS FUNDS—5.1%
(Cost $1,235)

Shares		Value (000s)

170,035	Harbor Commodity Real Return Strategy Fund	$1,216

HARBOR FIXED INCOME FUNDS—40.9%
246,768	Harbor High-Yield Bond Fund	2,710
482,096	Harbor Bond Fund	6,079
93,082	Harbor Real Return Fund	1,031

TOTAL HARBOR FIXED INCOME FUNDS (Cost $9,617)		9,820

TOTAL INVESTMENTS—100.0% (Cost $22,251)		24,019

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$24,019

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

Market Review

U.S. equities registered double-digit gains while international stocks moved modestly higher in the first half of fiscal 2012. The advance by equities reflected a generally positive response to actions addressing Europe’s debt problems as well as indications of continuing, albeit sluggish, progress in the U.S. economic recovery. Fixed income investments had positive returns, led by the high-yield segment of the market, while commodities declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 12.74%. The advance was broad based across capitalization ranges and investment styles. Large cap stocks modestly outpaced mid caps and small caps. U.S. growth stocks outperformed their value counterparts in the large cap and mid cap ranges but trailed value in the small cap segment.

The MSCI EAFE (ND) Index, a measure of equity performance in developed overseas markets, registered a return of 2.44%. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded positive returns, led by Consumer Discretionary, Health Care, and Consumer Staples names. International growth stocks outperformed value, as the MSCI EAFE Growth (ND) Index gained 4.77% while the MSCI EAFE Value (ND) Index had a barely-positive return of 0.10%. Emerging markets, as measured by the MSCI EM Index, returned 3.93%.

Lingering concerns about the outlook for global economic growth weighed on commodity markets. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, registered a return of -5.45%.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, recorded a modest return of 2.44%, The BofA Merrill Lynch U.S. High Yield Index returned 6.45%. Yields of money market instruments remained negligible, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

Harbor Target Retirement 2035 Fund posted returns of 8.51% (Institutional, Administrative, and Investor Classes) for the six months ended April 30. The Fund added value compared with broad market indices as several of its largest components outperformed their respective benchmarks.

Equities performed well and contributed the bulk of Harbor Target Retirement 2035 Fund’s net returns for the fiscal first half. Five of the six domestic equity funds in the portfolio registered double-digit returns. Harbor Capital Appreciation Fund led the domestic equity group with a return of 14.19%, followed by Harbor Large Cap Value Fund, up 12.94%, and Harbor Mid Cap Value Fund, up 11.96%. All three outperformed their respective benchmarks.

Harbor Global Growth Fund gained 17.19% and had the highest return among the 14 constituent funds in the portfolio. Harbor Global Growth Fund outpaced its benchmark index by a substantial margin. Its performance was driven primarily by stock selection. Harbor International Fund, the largest equity component of the portfolio, had a return of 8.35% and outperformed its MSCI EAFE (ND) Index benchmark by 591 basis points. Stock selection was the primary driver of outperformance, as Harbor International Fund outpaced its benchmark in 8 of the 9 economic sectors in which it had investments.

Harbor Bond Fund, the largest component of the portfolio, was up 4.66% and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 222 basis points. Harbor Real Return Fund returned 4.21% and outperformed its benchmark. Harbor High-Yield Bond Fund gained 5.69%, the highest return in the fixed income group.

35

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY—Continued

Harbor Commodity Real Return Strategy Fund, which invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities, was the only component of the portfolio to lose ground. The Fund recorded a return of -1.92%, although it did outperform its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM, by 353 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

36

Harbor Target Retirement 2035 Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2606

Cusip	411512106

Ticker	HARUX

Inception Date	01/02/2009

Net Expense Ratio	0.75%[a]

Total Net Assets (000s)	$2,822

ADMINISTRATIVE CLASS

Fund #	2706

Cusip	411512304

Ticker	HARVX

Inception Date	01/02/2009

Net Expense Ratio	0.75%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2806

Cusip	411512205

Ticker	HARWX

Inception Date	01/02/2009

Net Expense Ratio	0.75%[a]

Total Net Assets (000s)	$16

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	15.7%

Harbor Large Cap Value Fund	9.7%

Harbor International Growth Fund	6.7%

Harbor Capital Appreciation Fund	6.4%

Harbor Mid Cap Value Fund	6.2%

Harbor Small Cap Value Fund	5.0%

Harbor Commodity Real Return Strategy Fund	4.6%

Harbor Mid Cap Growth Fund	4.2%

Harbor Global Growth Fund	3.4%

Harbor Global Value Fund	3.4%

Harbor Small Cap Growth Fund	3.3%

Fixed Income

Harbor Bond Fund	19.2%

Harbor High-Yield Bond Fund	10.0%

Harbor Real Return Fund	2.2%

37

Harbor Target Retirement 2035 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2035 Fund
Institutional Class	8.51%	-1.16%	N/A	14.11%	01/02/2009	$77,586
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$84,997
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$67,796
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$61,716

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2035 Fund
Administrative Class	8.51%	-1.15%	N/A	14.12%	01/02/2009	$15,518
Investor Class	8.51%	-1.15%	N/A	14.12%	01/02/2009	$15,518
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$16,999
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$13,559
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$12,343

As stated in the Fund’s current prospectus, the expense ratios were 0.74% (Institutional Class), 0.99% (Administrative Class) and 1.11% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

38

Harbor Target Retirement 2035 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

HARBOR EQUITY FUNDS—64.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—34.8%
4,179	Harbor Capital Appreciation Fund	$183
12,792	Harbor Mid Cap Growth Fund	119
7,925	Harbor Small Cap Growth Fund	95
32,946	Harbor Large Cap Value Fund	275
14,354	Harbor Mid Cap Value Fund	178
6,607	Harbor Small Cap Value Fund	143

		993

HARBOR INTERNATIONAL EQUITY FUNDS—29.2%
7,524	Harbor International Fund	446
16,028	Harbor International Growth Fund	192
15,256	Harbor Global Value Fund	98
5,265	Harbor Global Growth Fund	98

		834

TOTAL HARBOR EQUITY FUNDS (Cost $1,675)		1,827

HARBOR STRATEGIC MARKETS FUNDS—4.6%

Shares		Value (000s)

(Cost $139)
18,517	Harbor Commodity Real Return Strategy Fund	$132

HARBOR FIXED INCOME FUNDS—31.4%
25,822	Harbor High-Yield Bond Fund	284
43,537	Harbor Bond Fund	548
5,660	Harbor Real Return Fund	63

TOTAL HARBOR FIXED INCOME FUNDS (Cost $875)		895

TOTAL INVESTMENTS—100.0% (Cost $2,689)		2,854

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$2,854

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

39

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities registered double-digit gains while international stocks moved modestly higher in the first half of fiscal 2012. The advance by equities reflected a generally positive response to actions addressing Europe’s debt problems as well as indications of continuing, albeit sluggish, progress in the U.S. economic recovery. Fixed income investments had positive returns, led by the high-yield segment of the market, while commodities declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 12.74%. The advance was broad based across capitalization ranges and investment styles. Large cap stocks modestly outpaced mid caps and small caps. U.S. growth stocks outperformed their value counterparts in the large cap and mid cap ranges but trailed value in the small cap segment.

The MSCI EAFE (ND) Index, a measure of equity performance in developed overseas markets, registered a return of 2.44%. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded positive returns, led by Consumer Discretionary, Health Care, and Consumer Staples names. International growth stocks outperformed value, as the MSCI EAFE Growth (ND) Index gained 4.77% while the MSCI EAFE Value (ND) Index had a barely-positive return of 0.10%. Emerging markets, as measured by the MSCI EM Index, returned 3.93%.

Lingering concerns about the outlook for global economic growth weighed on commodity markets. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, registered a return of -5.45%.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, recorded a modest return of 2.44%, The BofA Merrill Lynch U.S. High Yield Index returned 6.45%. Yields of money market instruments remained negligible, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

Harbor Target Retirement 2040 Fund posted returns of 9.05% (Institutional Class) and 9.06% (Administrative and Investor Classes) for the six months ended April 30. The Fund added value compared with broad market indices as several of its largest components outperformed their respective benchmarks.

Equities performed well and contributed the bulk of Harbor Target Retirement 2040 Fund’s net returns for the fiscal first half. Five of the six domestic equity funds in the portfolio registered double-digit returns. Harbor Capital Appreciation Fund led the domestic equity group with a return of 14.19%, followed by Harbor Large Cap Value Fund, up 12.94%, and Harbor Mid Cap Value Fund, up 11.96%. All three outperformed their respective benchmarks.

Harbor Global Growth Fund gained 17.19% and had the highest return among the 14 constituent funds in the portfolio. Harbor Global Growth Fund outpaced its benchmark index by a substantial margin. Its performance was driven primarily by stock selection. Harbor International Fund, the largest component of the portfolio, had a return of 8.35% and outperformed its MSCI EAFE (ND) Index benchmark by 591 basis points. Stock selection was the primary driver of outperformance, as Harbor International Fund outpaced its benchmark in 8 of the 9 economic sectors in which it had investments.

Harbor Bond Fund, the largest fixed income component of the portfolio, was up 4.66% and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 222 basis points. Harbor Real Return Fund returned 4.21% and outperformed its benchmark. Harbor High-Yield Bond Fund gained 5.69%, the highest return in the fixed income group.

40

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY—Continued

Harbor Commodity Real Return Strategy Fund, which invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities, was the only component of the portfolio to lose ground. The Fund recorded a return of -1.92%, although it did outperform its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM, by 353 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

41

Harbor Target Retirement 2040 Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2607

Cusip	411512403

Ticker	HARYX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$16,398

ADMINISTRATIVE CLASS

Fund #	2707

Cusip	411512601

Ticker	HARZX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2807

Cusip	411512502

Ticker	HABBX

Inception Date	01/02/2009

Net Expense Ratio	0.77%[a]

Total Net Assets (000s)	$16

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	18.0%

Harbor Large Cap Value Fund	11.2%

Harbor International Growth Fund	7.8%

Harbor Capital Appreciation Fund	7.5%

Harbor Mid Cap Value Fund	7.2%

Harbor Small Cap Value Fund	5.8%

Harbor Mid Cap Growth Fund	4.8%

Harbor Commodity Real Return Strategy Fund	4.0%

Harbor Global Growth Fund	4.0%

Harbor Global Value Fund	3.9%

Harbor Small Cap Growth Fund	3.8%
Fixed Income

Harbor Bond Fund	13.2%

Harbor High-Yield Bond Fund	8.0%

Harbor Real Return Fund	0.8%

42

Harbor Target Retirement 2040 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2040 Fund
Institutional Class	9.05%	-2.38%	N/A	14.28%	01/02/2009	$77,969
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$84,997
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$67,796
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$61,716

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2040 Fund
Administrative Class	9.06%	-2.35%	N/A	14.31%	01/02/2009	$15,607
Investor Class	9.06%	-2.35%		14.31%	01/02/2009	$15,607
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$16,999
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$13,559
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$12,343

As stated in the Fund’s current prospectus, the expense ratios were 0.76% (Institutional Class), 1.01% (Administrative Class) and 1.13% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

43

Harbor Target Retirement 2040 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

HARBOR EQUITY FUNDS—74.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—40.3%
27,936	Harbor Capital Appreciation Fund	$1,222
84,920	Harbor Mid Cap Growth Fund	793
52,430	Harbor Small Cap Growth Fund	630
220,096	Harbor Large Cap Value Fund	1,831
95,660	Harbor Mid Cap Value Fund	1,183
43,905	Harbor Small Cap Value Fund	953

		6,612

HARBOR INTERNATIONAL EQUITY FUNDS—33.7%
50,025	Harbor International Fund	2,968
106,674	Harbor International Growth Fund	1,275
99,969	Harbor Global Value Fund	641
35,256	Harbor Global Growth Fund	656

		5,540

TOTAL HARBOR EQUITY FUNDS (Cost $10,164)		12,152

HARBOR STRATEGIC MARKETS FUNDS—4.0%
(Cost $680)
Shares		Value (000s)

92,116	Harbor Commodity Real Return Strategy Fund	$659

HARBOR FIXED INCOME FUNDS—22.0%
120,261	Harbor High-Yield Bond Fund	1,320
172,075	Harbor Bond Fund	2,171
11,590	Harbor Real Return Fund	128

TOTAL HARBOR FIXED INCOME FUNDS (Cost $3,535)		3,619

TOTAL INVESTMENTS—100.0% (Cost $14,379)		16,430

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$16,430

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

44

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities registered double-digit gains while international stocks moved modestly higher in the first half of fiscal 2012. The advance by equities reflected a generally positive response to actions addressing Europe’s debt problems as well as indications of continuing, albeit sluggish, progress in the U.S. economic recovery. Fixed income investments had positive returns, led by the high-yield segment of the market, while commodities declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 12.74%. The advance was broad based across capitalization ranges and investment styles. Large cap stocks modestly outpaced mid caps and small caps. U.S. growth stocks outperformed their value counterparts in the large cap and mid cap ranges but trailed value in the small cap segment.

The MSCI EAFE (ND) Index, a measure of equity performance in developed overseas markets, registered a return of 2.44%. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded positive returns, led by Consumer Discretionary, Health Care, and Consumer Staples names. International growth stocks outperformed value, as the MSCI EAFE Growth (ND) Index gained 4.77% while the MSCI EAFE Value (ND) Index had a barely-positive return of 0.10%. Emerging markets, as measured by the MSCI EM Index, returned 3.93%.

Lingering concerns about the outlook for global economic growth weighed on commodity markets. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, registered a return of -5.45%.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, recorded a modest return of 2.44%, The BofA Merrill Lynch U.S. High Yield Index returned 6.45%. Yields of money market instruments remained negligible, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

Harbor Target Retirement 2045 Fund posted returns of 9.54% (Institutional, Administrative, and Investor Classes) for the six months ended April 30. The Fund added value compared with broad market indices as several of its largest components outperformed their respective benchmarks.

Equities performed well and contributed the bulk of Harbor Target Retirement 2045 Fund’s net returns for the fiscal first half. Five of the six domestic equity funds in the portfolio registered double-digit returns. Harbor Capital Appreciation Fund led the domestic equity group with a return of 14.19%, followed by Harbor Large Cap Value Fund, up 12.94%, and Harbor Mid Cap Value Fund, up 11.96%. All three outperformed their respective benchmarks.

Harbor Global Growth Fund gained 17.19% and had the highest return among the 13 constituent funds in the portfolio. Harbor Global Growth Fund outpaced its benchmark index by a substantial margin. Its performance was driven primarily by stock selection. Harbor International Fund, the largest component of the portfolio, had a return of 8.35% and outperformed its MSCI EAFE (ND) Index benchmark by 591 basis points. Stock selection was the primary driver of outperformance, as Harbor International Fund outpaced its benchmark in 8 of the 9 economic sectors in which it had investments.

Harbor Bond Fund, the largest fixed income component of the portfolio, was up 4.66% and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 222 basis points. Harbor High-Yield Bond Fund gained 5.69%, the highest return in the fixed income group.

45

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY—Continued

Harbor Commodity Real Return Strategy Fund, which invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities, was the only component of the portfolio to lose ground. The Fund recorded a return of -1.92%, although it did outperform its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM, by 353 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

46

Harbor Target Retirement 2045 Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2608

Cusip	411511181

Ticker	HACCX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$1,597

ADMINISTRATIVE CLASS

Fund #	2708

Cusip	411511173

Ticker	HADDX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2808

Cusip	411511165

Ticker	HAEEX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$16

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	20.5%

Harbor Large Cap Value Fund	12.6%

Harbor International Growth Fund	8.8%

Harbor Capital Appreciation Fund	8.4%

Harbor Mid Cap Value Fund	8.2%

Harbor Small Cap Value Fund	6.6%

Harbor Mid Cap Growth Fund	5.5%

Harbor Global Growth Fund	4.5%

Harbor Global Value Fund	4.5%

Harbor Small Cap Growth Fund	4.4%

Harbor Commodity Real Return Strategy Fund	3.6%
Fixed Income

Harbor Bond Fund	7.4%

Harbor High-Yield Bond Fund	5.0%

47

Harbor Target Retirement 2045 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2045 Fund Institutional Class	9.54%	-3.33%	N/A	14.33%	01/02/2009	$78,072
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$84,997
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$67,796
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$61,716

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2045 Fund Administrative Class	9.54%	-3.33%	N/A	14.33%	01/02/2009	$15,614
Investor Class	9.54%	-3.33%	N/A	14.33%	01/02/2009	$15,614
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$16,999
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$13,559
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$12,343

As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.

b	Unannualized.

48

Harbor Target Retirement 2045 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

HARBOR EQUITY FUNDS—84.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—45.7%
3,140	Harbor Capital Appreciation Fund	$137
9,562	Harbor Mid Cap Growth Fund	89
5,930	Harbor Small Cap Growth Fund	71
24,708	Harbor Large Cap Value Fund	206
10,752	Harbor Mid Cap Value Fund	133
4,931	Harbor Small Cap Value Fund	107

		743

HARBOR INTERNATIONAL EQUITY FUNDS—38.3%
5,639	Harbor International Fund	334
12,016	Harbor International Growth Fund	144
11,450	Harbor Global Value Fund	73
3,950	Harbor Global Growth Fund	74

		625

TOTAL HARBOR EQUITY FUNDS (Cost $1,278)		1,368

HARBOR STRATEGIC MARKETS FUNDS—3.6%
(Cost $63)
Shares		Value (000s)

8,243	Harbor Commodity Real Return Strategy Fund	$59

HARBOR FIXED INCOME FUNDS—12.4%
7,356	Harbor High-Yield Bond Fund	81
9,602	Harbor Bond Fund	121

TOTAL HARBOR FIXED INCOME FUNDS (Cost $197)		202

TOTAL INVESTMENTS—100.0% (Cost $1,538)		1,629

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$1,629

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

49

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

U.S. equities registered double-digit gains while international stocks moved modestly higher in the first half of fiscal 2012. The advance by equities reflected a generally positive response to actions addressing Europe’s debt problems as well as indications of continuing, albeit sluggish, progress in the U.S. economic recovery. Fixed income investments had positive returns, led by the high-yield segment of the market, while commodities declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 12.74%. The advance was broad based across capitalization ranges and investment styles. Large cap stocks modestly outpaced mid caps and small caps. U.S. growth stocks outperformed their value counterparts in the large cap and mid cap ranges but trailed value in the small cap segment.

The MSCI EAFE (ND) Index, a measure of equity performance in developed overseas markets, registered a return of 2.44%. (All international and global returns are in U.S. dollars.) Stocks in 7 of the 10 economic sectors in the index recorded positive returns, led by Consumer Discretionary, Health Care, and Consumer Staples names. International growth stocks outperformed value, as the MSCI EAFE Growth (ND) Index gained 4.77% while the MSCI EAFE Value (ND) Index had a barely-positive return of 0.10%. Emerging markets, as measured by the MSCI EM Index, returned 3.93%.

Lingering concerns about the outlook for global economic growth weighed on commodity markets. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, registered a return of -5.45%.

The U.S. taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, recorded a modest return of 2.44%, The BofA Merrill Lynch U.S. High Yield Index returned 6.45%. Yields of money market instruments remained negligible, as the Federal Reserve maintained near-zero monetary policy rates.

PERFORMANCE

Harbor Target Retirement 2050 Fund posted returns of 9.98% (Institutional Class) and 9.96% (Administrative and Investor Classes) for the six months ended April 30. The Fund added value compared with broad market indices as several of its largest components outperformed their respective benchmarks.

Equities performed well and contributed the bulk of Harbor Target Retirement 2050 Fund’s net returns for the fiscal first half. Five of the six domestic equity funds in the portfolio registered double-digit returns. Harbor Capital Appreciation Fund led the domestic equity group with a return of 14.19%, followed by Harbor Large Cap Value Fund, up 12.94%, and Harbor Mid Cap Value Fund, up 11.96%. All three outperformed their respective benchmarks.

Harbor Global Growth Fund gained 17.19% and had the highest return among the 13 constituent funds in the portfolio. Harbor Global Growth Fund outpaced its benchmark index by a substantial margin. Its performance was driven primarily by stock selection. Harbor International Fund, the largest component of the portfolio, had a return of 8.35% and outperformed its MSCI EAFE (ND) Index benchmark by 591 basis points. Stock selection was the primary driver of outperformance, as Harbor International Fund outpaced its benchmark in 8 of the 9 economic sectors in which it had investments.

Harbor Bond Fund, the largest fixed income component of the portfolio, was up 4.66% and outpaced its Barclays Capital U.S. Aggregate Bond Index benchmark by 222 basis points. Harbor High-Yield Bond Fund gained 5.69%, the highest return in the fixed income group.

50

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY—Continued

Harbor Commodity Real Return Strategy Fund, which invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities, was the only component of the portfolio to lose ground. The Fund recorded a return of -1.92%, although it did outperform its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM, by 353 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

51

Harbor Target Retirement 2050 Fund

FUND SUMMARY—April 30, 2012 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2609

Cusip	411511157

Ticker	HAFFX

Inception Date	01/02/2009

Net Expense Ratio	0.80%[a]

Total Net Assets (000s)	$15,106

ADMINISTRATIVE CLASS

Fund #	2709

Cusip	411511140

Ticker	HAGGX

Inception Date	01/02/2009

Net Expense Ratio	0.80%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2809

Cusip	411511132

Ticker	HAHHX

Inception Date	01/02/2009

Net Expense Ratio	0.80%[a]

Total Net Assets (000s)	$16

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	22.2%

Harbor Large Cap Value Fund	13.4%

Harbor International Growth Fund	9.4%

Harbor Capital Appreciation Fund	9.0%

Harbor Mid Cap Value Fund	8.8%

Harbor Small Cap Value Fund	7.1%

Harbor Mid Cap Growth Fund	5.9%

Harbor Global Growth Fund	4.8%

Harbor Global Value Fund	4.8%

Harbor Small Cap Growth Fund	4.7%

Harbor Commodity Real Return Strategy Fund	3.0%

Fixed Income

Harbor Bond Fund	4.1%

Harbor High-Yield Bond Fund	2.8%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

52

Harbor Target Retirement 2050 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2050 Fund
Institutional Class	9.98%	-3.42%	N/A	14.33%	01/02/2009	$78,079
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$84,997
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$67,796
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$61,716

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2012
Harbor Target Retirement 2050 Fund
Administrative Class	9.96%	-3.51%	N/A	14.32%	01/02/2009	$15,612
Investor Class	9.96%	-3.51%	N/A	14.32%	01/02/2009	$15,612
Comparative Indices
Russell 3000® Index	12.74%	3.40%	N/A	17.27%	—	$16,999
MSCI EAFE (ND) Index	2.44%	-12.82%	N/A	9.57%	—	$13,559
Barclays Capital U.S. Aggregate Bond Index	2.44%	7.54%	N/A	6.52%	—	$12,343

As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Institutional Class), 1.04% (Administrative Class) and 1.16% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Annualized.
b	Unannualized.

53

Harbor Target Retirement 2050 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2012 (Unaudited)

HARBOR EQUITY FUNDS—90.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—48.9%
31,246	Harbor Capital Appreciation Fund	$1,366
95,163	Harbor Mid Cap Growth Fund	889
59,047	Harbor Small Cap Growth Fund	710
245,832	Harbor Large Cap Value Fund	2,045
107,168	Harbor Mid Cap Value Fund	1,326
49,325	Harbor Small Cap Value Fund	1,070

		7,406

HARBOR INTERNATIONAL EQUITY FUNDS—41.2%
56,265	Harbor International Fund	3,339
119,561	Harbor International Growth Fund	1,429
114,214	Harbor Global Value Fund	732
39,289	Harbor Global Growth Fund	731

		6,231

TOTAL HARBOR EQUITY FUNDS (Cost $11,134)		13,637

HARBOR STRATEGIC MARKETS FUNDS—3.0%
(Cost $481)
Shares		Value (000s)

63,901	Harbor Commodity Real Return Strategy Fund	$457

HARBOR FIXED INCOME FUNDS—6.9%
38,149	Harbor High-Yield Bond Fund	419
49,555	Harbor Bond Fund	625

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,018)		1,044

TOTAL INVESTMENTS—100.0% (Cost $12,633)		15,138

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$15,138

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2012 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2011 or April 30, 2012, and no significant transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

54

Harbor Target Retirement Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2012 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
ASSETS
Investments, at identified cost	$15,485	$3,556	$11,476	$26,142	$5,817	$22,251	$2,689	$14,379	$1,538	$12,633
Investments in affiliated funds, at value	$16,031	$3,682	$11,794	$27,448	$6,055	$24,019	$2,854	$16,430	$1,629	$15,138
Receivables for:
Investments in affiliated funds sold	—	449	—	6	—	7	—	1	3	—
Capital shares sold	—	4	—	—	—	3	2	2	4	2
Total Assets	16,031	4,135	11,794	27,454	6,055	24,029	2,856	16,433	1,636	15,140
LIABILITIES
Payables for:
Investments in affiliated funds purchased	—	—	—	—	—	—	2	—	—	1
Capital shares reacquired	—	453	—	6	—	10	—	3	7	1
Total Liabilities	—	453	—	6	—	10	2	3	7	2
NET ASSETS	$16,031	$3,682	$11,794	$27,448	$6,055	$24,019	$2,854	$16,430	$1,629	$15,138
Net Assets Consist of:
Paid-in capital	$15,306	$3,576	$11,509	$25,812	$5,757	$21,799	$2,660	$13,823	$1,531	$11,902
Undistributed/(accumulated) net investment income/(loss)	(126)	(13)	(17)	(44)	(5)	(8)	2	4	1	(3)
Accumulated net realized gain/(loss)	305	(7)	(16)	375	65	460	27	552	5	735
Unrealized appreciation/(depreciation) of investments	546	126	318	1,305	238	1,768	165	2,051	92	2,504
	$16,031	$3,682	$11,794	$27,448	$6,055	$24,019	$2,854	$16,430	$1,629	$15,138
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$16,005	$3,654	$11,766	$27,418	$6,025	$23,989	$2,822	$16,398	$1,597	$15,106
Shares of beneficial interest[2]	1,648	333	1,050	2,698	485	2,551	220	1,796	129	1,481
Net asset value per share[1]	$9.71	$10.97	$11.20	$10.16	$12.41	$9.40	$12.85	$9.13	$12.41	$10.20
Administrative Class
Net assets	$13	$14	$14	$15	$15	$15	$16	$16	$16	$16
Shares of beneficial interest[2]	1	1	1	1	1	1	1	1	1	1
Net asset value per share[1]	$9.71	$10.97	$11.20	$10.16	$12.41	$9.40	$12.85	$9.14	$12.41	$10.20
Investor Class
Net assets	$13	$14	$14	$15	$15	$15	$16	$16	$16	$16
Shares of beneficial interest[2]	1	1	1	1	1	1	1	1	1	1
Net asset value per share[1]	$9.71	$10.97	$11.20	$10.16	$12.41	$9.40	$12.85	$9.14	$12.41	$10.20

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Target Retirement Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2012 (Unaudited)

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
Investment Income
Dividends from affiliated funds	$213	$51	$135	$361	$80	$298	$31	$184	$15	$159
Total Investment Income	213	51	135	361	80	298	31	184	15	159
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Transfer agent fees:
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Total expenses[a]	—	—	—	—	—	—	—	—	—	—
Expenses waived[a]	—	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	213	51	135	361	80	298	31	184	15	159
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	135	(25)	(53)	196	32	345	18	507	2	695
Distributions received from affiliated funds	201	43	100	254	51	172	16	89	7	76
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	345	156	444	964	245	946	171	606	106	429
Net gain/(loss) on investment transactions	681	174	491	1,414	328	1,463	205	1,202	115	1,200
Net Increase/(Decrease) in Net Assets Resulting from Operations	$894	$225	$626	$1,775	$408	$1,761	$236	$1,386	$130	$1,359

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

56

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$213	$407	$51	$70	$135	$279	$361	$717
Net realized gain/(loss) on sale of affiliated funds	135	928	(25)	49	(53)	325	196	2,198
Net realized gain distributions received from affiliated funds	201	485	43	60	100	270	254	628
Net unrealized appreciation/(depreciation) on affiliated funds	345	(1,444)	156	(131)	444	(616)	964	(2,878)
Net increase/(decrease) in assets resulting from operations	894	376	225	48	626	258	1,775	665
Distributions to Shareholders
Net investment income:
Institutional Class	(360)	(734)	(106)	(88)	(294)	(387)	(751)	(1,050)
Administrative Class	(1)	(1)	(1)	—	—	—	(1)	(1)
Investor Class	—	(1)	—	—	—	—	(1)	(1)
Net realized gain on investments:
Institutional Class	(1,110)	(1,303)	(90)	(182)	(472)	(512)	(2,475)	(2,205)
Administrative Class	(1)	(1)	—	(1)	(1)	(1)	(1)	(1)
Investor Class	(1)	(1)	—	(1)	(1)	(1)	(1)	(1)
Total distributions to shareholders	(1,473)	(2,041)	(197)	(272)	(768)	(901)	(3,230)	(3,259)
Net Increase/(Decrease) Derived from Capital Share Transactions	664	1,490	(38)	2,226	1,332	4,576	3,229	4,313
Net increase/(decrease) in net assets	85	(175)	(10)	2,002	1,190	3,933	1,774	1,719
Net Assets
Beginning of period	15,946	16,121	3,692	1,690	10,604	6,671	25,674	23,955
End of period*	$16,031	$15,946	$3,682	$3,692	$11,794	$10,604	$27,448	$25,674
* Includes undistributed/(accumulated) net investment income/(loss) of :	$(126)	$22	$(13)	$43	$(17)	$142	$(44)	$348

The accompanying notes are an integral part of the Financial Statements.

57

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$80	$134	$298	$639	$31	$35	$184	$320	$15	$16	$159	$236
32	217	345	3,065	18	139	507	2,873	2	120	695	2,602
51	96	172	443	16	19	89	160	7	6	76	96

245	(342)	946	(3,393)	171	(186)	606	(3,037)	106	(138)	429	(2,612)

408	105	1,761	754	236	7	1,386	316	130	4	1,359	322

(149)	(165)	(554)	(940)	(45)	(39)	(285)	(409)	(19)	(18)	(212)	(292)
—	—	(1)	—	(1)	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(265)	(164)	(3,270)	(3,503)	(150)	(48)	(2,973)	(1,468)	(122)	(50)	(2,674)	(1,604)
(1)	—	(2)	(2)	(1)	(1)	(3)	(1)	(2)	(1)	(3)	(2)
(1)	—	(2)	(2)	(1)	(1)	(3)	(1)	(1)	(1)	(3)	(1)
(416)	(329)	(3,829)	(4,447)	(198)	(89)	(3,264)	(1,879)	(144)	(70)	(2,892)	(1,899)

352	2,125	3,581	(222)	553	1,017	3,353	111	406	395	2,023	247
344	1,901	1,513	(3,915)	591	935	1,475	(1,452)	392	329	490	(1,330)

5,711	3,810	22,506	26,421	2,263	1,328	14,955	16,407	1,237	908	14,648	15,978
$6,055	$5,711	$24,019	$22,506	$2,854	$2,263	$16,430	$14,955	$1,629	$1,237	$15,138	$14,648

$(5)	$64	$(8)	$249	$2	$17	$4	$105	$1	$5	$(3)	$50

58

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$1,387	$2,819	$371	$2,801	$3,117	$6,852	$2,208	$7,244
Reinvested distributions	1,470	2,037	196	270	766	899	3,226	3,255
Cost of shares reacquired	(2,195)	(3,370)	(606)	(847)	(2,553)	(3,177)	(2,209)	(6,190)
Net increase/(decrease) in net assets	$662	$1,486	$(39)	$2,224	$1,330	$4,574	$3,225	$4,309
Administrative Class
Net proceeds from redemption fees	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	1	2	1	1	1	1	2	2
Net increase/(decrease) in net assets	$1	$2	$1	$1	$1	$1	$2	$2
Investor Class
Net proceeds from redemption fees	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	1	2	—	1	1	1	2	2
Net increase/(decrease) in net assets	$1	$2	$—	$1	$1	$1	$2	$2
SHARES
Institutional Class:
Shares sold	143	274	35	251	283	576	219	637
Shares issued due to reinvestment of distributions	161	206	19	25	74	80	349	305
Shares reacquired	(227)	(324)	(56)	(78)	(229)	(276)	(219)	(562)
Net increase/(decrease) in shares outstanding	77	156	(2)	198	128	380	349	380
Beginning of period	1,571	1,415	335	137	922	542	2,349	1,969
End of period	1,648	1,571	333	335	1,050	922	2,698	2,349
Administrative Class
Shares sold	—	—	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	—	—	—	—	—	—	—	—
Beginning of period	1	1	1	1	1	1	1	1
End of period	1	1	1	1	1	1	1	1
Investor Class
Shares sold	—	—	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	—	—	—	—	—	—	—	—
Beginning of period	1	1	1	1	1	1	1	1
End of period	1	1	1	1	1	1	1	1

The accompanying notes are an integral part of the Financial Statements.

59

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011	November 1, 2011 through April 30, 2012	November 1, 2010 through October 31, 2011
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$737	$2,787	$1,368	$4,454	$692	$1,250	$1,373	$3,553	$334	$728	$1,117	$2,399
414	329	3,824	4,443	195	87	3,257	1,877	141	68	2,886	1,896
(801)	(991)	(1,615)	(9,123)	(336)	(322)	(1,283)	(5,321)	(72)	(403)	(1,986)	(4,051)
$350	$2,125	$3,577	$(226)	$551	$1,015	$3,347	$109	$403	$393	$2,017	$244

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
1	—	2	2	1	1	3	1	2	1	3	2
$1	$—	$2	$2	$1	$1	$3	$1	$2	$1	$3	$2

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
1	—	2	2	1	1	3	1	1	1	3	1
$1	$—	$2	$2	$1	$1	$3	$1	$1	$1	$3	$1

62	218	145	398	57	93	154	308	28	54	111	191
36	27	457	421	17	7	410	171	13	5	331	157
(68)	(79)	(174)	(834)	(26)	(24)	(143)	(475)	(6)	(29)	(205)	(326)
30	166	428	(15)	48	76	421	4	35	30	237	22
455	289	2,123	2,138	172	96	1,375	1,371	94	64	1,244	1,222
485	455	2,551	2,123	220	172	1,796	1,375	129	94	1,481	1,244

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
1	1	1	1	1	1	1	1	1	1	1	1
1	1	1	1	1	1	1	1	1	1	1	1

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
1	1	1	1	1	1	1	1	1	1	1	1
1	1	1	1	1	1	1	1	1	1	1	1

60

Harbor Target Retirement Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class						Administrative Class						Investor Class
	6-Month Period Ended April 30, 2012		Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31
			2011	2010	2009[e]				2011	2010	2009[e]				2011	2010	2009[e]
	(Unaudited)						(Unaudited)						(Unaudited)
Net asset value beginning of period	$10.14		$11.38	$11.01	$10.00		$10.13		$11.37	$11.01	$10.00		$10.13		$11.37	$11.01	$10.00
Income from Investment Operations
Net investment income/(loss)	0.14	[a]	0.30 [a]	0.26 [a]	0.14	[a]	0.14	[a]	0.30 [a]	0.26 [a]	0.14	[a]	0.14	[a]	0.30 [a]	0.26 [a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	0.38		(0.08)	0.96	1.00		0.39		(0.08)	0.95	1.00		0.39		(0.08)	0.95	1.00
Total from investment operations	0.52		0.22	1.22	1.14		0.53		0.22	1.21	1.14		0.53		0.22	1.21	1.14
Less Distributions
Dividends from net investment income	(0.23)		(0.51)	(0.31)	(0.13)		(0.23)		(0.51)	(0.31)	(0.13)		(0.23)		(0.51)	(0.31)	(0.13)
Distributions from net realized capital gains[1]	(0.72)		(0.95)	(0.54)	—		(0.72)		(0.95)	(0.54)	—		(0.72)		(0.95)	(0.54)	—
Total distributions	(0.95)		(1.46)	(0.85)	(0.13)		(0.95)		(1.46)	(0.85)	(0.13)		(0.95)		(1.46)	(0.85)	(0.13)
Net asset value end of period	9.71		10.14	11.38	11.01		9.71		10.13	11.37	11.01		9.71		10.13	11.37	11.01
Net assets end of period (000s)	$16,005		$15,920	$16,097	$16,386		$13		$13	$12	$11		$13		$13	$12	$11
Ratios and Supplemental Data (%)
Total return	5.71	%[b],d	2.44%[b]	11.72%[b]	11.42%[b,d]		5.82	%[b],d	2.43%[b]	11.62%[b]	11.42%[b,d]		5.82	%[b],d	2.42%[b]	11.62%[b]	11.42%[b,d]
Ratio of total expenses to average net assets[f]	—		—	—	—		0.25	[c]	0.25	0.25	0.30	[c]	0.37	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—		—	—	—		—		—	—	—		—		—	—	—
Ratio of net investment income to average net assets[f]	2.70	[a],c	2.51 [a]	2.30 [a]	1.99	[a,c]	2.69	[a],c	2.50 [a]	2.29 [a]	1.66	[a,c]	2.69	[a],c	2.50 [a]	2.29 [a]	1.66	[a,c]
Portfolio turnover[g]	15	[d]	42	37	77	[d]	15	[d]	42	37	77	[d]	15	[d]	42	37	77	[d]

HARBOR TARGET RETIREMENT 2010 FUND
	Institutional Class						Administrative Class						Investor Class
	6-Month Period Ended April 30, 2012		Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31
			2011	2010	2009[e]				2011	2010	2009[e]				2011	2010	2009[e]
	(Unaudited)						(Unaudited)						(Unaudited)
Net asset value beginning of period	$10.94		$12.15	$11.41	$10.00		$10.94		$12.14	$11.41	$10.00		$10.94		$12.14	$11.41	$10.00
Income from Investment Operations
Net investment income/(loss)	0.15	[a]	0.35 [a]	0.29 [a]	0.11	[a]	0.12	[a]	0.31 [a]	0.27 [a]	0.14	[a]	0.11	[a]	0.31 [a]	0.27 [a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	0.46		(0.05)	1.11	1.30		0.49		—	1.12	1.27		0.50		—	1.12	1.27
Total from investment operations	0.61		0.30	1.40	1.41		0.61		0.31	1.39	1.41		0.61		0.31	1.39	1.41
Less Distributions
Dividends from net investment income	(0.31)		(0.49)	(0.30)	—		(0.31)		(0.49)	(0.30)	—		(0.31)		(0.49)	(0.30)	—
Distributions from net realized capital gains[1]	(0.27)		(1.02)	(0.36)	—		(0.27)		(1.02)	(0.36)	—		(0.27)		(1.02)	(0.36)	—
Total distributions	(0.58)		(1.51)	(0.66)	—		(0.58)		(1.51)	(0.66)	—		(0.58)		(1.51)	(0.66)	—
Net asset value end of period	10.97		10.94	12.15	11.41		10.97		10.94	12.14	11.41		10.97		10.94	12.14	11.41
Net assets end of period (000s)	$3,654		$3,666	$1,664	$1,403		$14		$13	$13	$11		$14		$13	$13	$11
Ratios and Supplemental Data (%)
Total return	6.00	%[b],d	2.87%[b]	12.87%[b]	14.10%[b,d]		6.00	%[b],d	2.97%[b]	12.77%[b]	14.10%[b,d]		6.00	%[b],d	2.97%[b]	12.77%[b]	14.10%[b,d]
Ratio of total expenses to average net assets[f]	—		—	—	—		0.25	[c]	0.25	0.25	0.30	[c]	0.37	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—		—	—	—		—		—	—	—		—		—	—	—
Ratio of net investment income to average net assets[f]	2.65	[a],c	2.53 [a]	2.24 [a]	2.06	[a,c]	2.66	[a],c	2.56 [a]	2.32 [a]	1.66	[a,c]	2.66	[a],c	2.57 [a]	2.33 [a]	1.66	[a,c]
Portfolio turnover[g]	22	[d]	62	108	49	[d]	22	[d]	62	108	49	[d]	22	[d]	62	108	49	[d]

See page 67 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

61

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class					Administrative Class						Investor Class
	6-Month Period Ended April 30, 2012	Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010	2009[e]				2011	2010	2009[e]				2011	2010	2009[e]
	(Unaudited)					(Unaudited)						(Unaudited)
Net asset value beginning of period	$11.47	$12.26	$11.56	$10.00		$11.47		$12.26	$11.56	$10.00		$11.47		$12.26	$11.56	$10.00
Income from Investment Operations
Net investment income/(loss)	0.19 [a]	0.31 [a]	0.28 [a]	0.12	[a]	0.11	[a]	0.32 [a]	0.30 [a]	0.15	[a]	0.11	[a]	0.32 [a]	0.30 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	0.47	—	1.24	1.44		0.55		(0.01)	1.22	1.41		0.55		(0.01)	1.22	1.41
Total from investment operations	0.66	0.31	1.52	1.56		0.66		0.31	1.52	1.56		0.66		0.31	1.52	1.56
Less Distributions
Dividends from net investment income	(0.36)	(0.47)	(0.32)	—		(0.36)		(0.47)	(0.32)	—		(0.36)		(0.47)	(0.32)	—
Distributions from net realized capital gains[1]	(0.57)	(0.63)	(0.50)	—		(0.57)		(0.63)	(0.50)	—		(0.57)		(0.63)	(0.50)	—
Total distributions	(0.93)	(1.10)	(0.82)	—		(0.93)		(1.10)	(0.82)	—		(0.93)		(1.10)	(0.82)	—
Net asset value end of period	11.20	11.47	12.26	11.56		11.20		11.47	12.26	11.56		11.20		11.47	12.26	11.56
Net assets end of period (000s)	$11,766	$10,576	$6,645	$4,765		$14		$14	$13	$12		$14		$14	$13	$12
Ratios and Supplemental Data (%)
Total return	6.45%[b,d]	2.76%[b]	13.86%[b]	15.60%[b,d]		6.45%[b,d]		2.76%[b]	13.86%[b]	15.60%[b,d]		6.45%[b,d]		2.76%[b]	13.86%[b]	15.60%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—	—		0.25	[c]	0.25	0.25	0.30	[c]	0.36	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—	—	—		—		—	—	—		—		—	—	—
Ratio of net investment income to average net assets[f]	2.58 [a,c]	2.77 [a]	2.47 [a]	2.06	[a,c]	2.70	[a,c]	2.70 [a]	2.49 [a]	1.75	[a,c]	2.70	[a,c]	2.70 [a]	2.49 [a]	1.75	[a,c]
Portfolio turnover[g]	24 [d]	57	74	63	[d]	24	[d]	57	74	63	[d]	24	[d]	57	74	63	[d]

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class					Administrative Class						Investor Class
	6-Month Period Ended April 30, 2012	Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010	2009[e]				2011	2010	2009[e]				2011	2010	2009[e]
	(Unaudited)					(Unaudited)						(Unaudited)
Net asset value beginning of period	$10.92	$12.15	$11.68	$10.00		$10.91		$12.15	$11.68	$10.00		$10.92		$12.15	$11.68	$10.00
Income from Investment Operations
Net investment income/(loss)	0.16 [a]	0.34 [a]	0.31 [a]	0.15	[a]	0.11	[a]	0.33 [a]	0.31 [a]	0.15	[a]	0.11	[a]	0.33 [a]	0.31 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	0.46	(0.02)	1.28	1.53		0.52		(0.02)	1.28	1.53		0.51		(0.01)	1.28	1.53
Total from investment operations	0.62	0.32	1.59	1.68		0.63		0.31	1.59	1.68		0.62		0.32	1.59	1.68
Less Distributions
Dividends from net investment income	(0.32)	(0.50)	(0.37)	—		(0.32)		(0.50)	(0.37)	—		(0.32)		(0.50)	(0.37)	—
Distributions from net realized capital gains[1]	(1.06)	(1.05)	(0.75)	—		(1.06)		(1.05)	(0.75)	—		(1.06)		(1.05)	(0.75)	—
Total distributions	(1.38)	(1.55)	(1.12)	—		(1.38)		(1.55)	(1.12)	—		(1.38)		(1.55)	(1.12)	—
Net asset value end of period	10.16	10.92	12.15	11.68		10.16		10.91	12.15	11.68		10.16		10.92	12.15	11.68
Net assets end of period (000s)	$27,418	$25,646	$23,929	$19,299		$15		$14	$13	$12		$15		$14	$13	$12
Ratios and Supplemental Data (%)
Total return	6.87%[b,d]	2.91%[b]	14.64%[b]	16.80%[b,d]		6.98%[b,d]		2.82%[b]	14.65%[b]	16.80%[b,d]		6.87%[b,d]		2.91%[b]	14.65%[b]	16.80%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—	—		0.26	[c]	0.25	0.25	0.30	[c]	0.37	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—	—	—		—		—	—	—		—		—	—	—
Ratio of net investment income to average net assets[f]	2.77 [a,c]	2.76 [a]	2.53 [a]	2.17	[a,c]	2.76	[a,c]	2.75 [a]	2.58 [a]	1.77	[a,c]	2.76	[a,c]	2.75 [a]	2.58 [a]	1.77	[a,c]
Portfolio turnover[g]	14 [d]	48	44	56	[d]	14	[d]	48	44	56	[d]	14	[d]	48	44	56	[d]

The accompanying notes are an integral part of the Financial Statements.

62

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class					Administrative Class						Investor Class
	6-Month Period Ended April 30, 2012	Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010	2009[e]				2011	2010	2009[e]				2011	2010	2009[e]
	(Unaudited)					(Unaudited)						(Unaudited)
Net asset value beginning of period	$12.50	$13.10	$11.81	$10.00		$12.50		$13.10	$11.81	$10.00		$12.50		$13.10	$11.81	$10.00
Income from Investment Operations
Net investment income/(loss)	0.17 [a]	0.36 [a]	0.32 [a]	0.10	[a]	0.14	[a]	0.34 [a]	0.32 [a]	0.15	[a]	0.14	[a]	0.34 [a]	0.32 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	0.63	(0.02)	1.48	1.71		0.66		—	1.48	1.66		0.66		—	1.48	1.66
Total from investment operations	0.80	0.34	1.80	1.81		0.80		0.34	1.80	1.81		0.80		0.34	1.80	1.81
Less Distributions
Dividends from net investment income	(0.32)	(0.47)	(0.33)	—		(0.32)		(0.47)	(0.33)	—		(0.32)		(0.47)	(0.33)	—
Distributions from net realized capital gains[1]	(0.57)	(0.47)	(0.18)	—		(0.57)		(0.47)	(0.18)	—		(0.57)		(0.47)	(0.18)	—
Total distributions	(0.89)	(0.94)	(0.51)	—		(0.89)		(0.94)	(0.51)	—		(0.89)		(0.94)	(0.51)	—
Net asset value end of period	12.41	12.50	13.10	11.81		12.41		12.50	13.10	11.81		12.41		12.50	13.10	11.81
Net assets end of period (000s)	$6,025	$5,683	$3,782	$1,855		$15		$14	$14	$12		$15		$14	$14	$12
Ratios and Supplemental Data (%)
Total return	7.20%[b,d]	2.69%[b]	15.67%[b]	18.10%[b,d]		7.20%[b,d]		2.69%[b]	15.67%[b]	18.10%[b,d]		7.20%[b,d]		2.69%[b]	15.67%[b]	18.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—	—		0.25	[c]	0.25	0.25	0.30	[c]	0.38	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—	—	—		—		—	—	—		—		—	—	—
Ratio of net investment income to average net assets[f]	2.75 [a,c]	2.59 [a]	2.32 [a]	2.06	[a,c]	2.64	[a,c]	2.61 [a]	2.58 [a]	1.66	[a,c]	2.64	[a,c]	2.61 [a]	2.58 [a]	1.66	[a,c]
Portfolio turnover[g]	21 [d]	41	35	29	[d]	21	[d]	41	35	29	[d]	21	[d]	41	35	29	[d]

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class					Administrative Class						Investor Class
	6-Month Period Ended April 30, 2012	Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010	2009[e]				2011	2010	2009[e]				2011	2010	2009[e]
	(Unaudited)					(Unaudited)						(Unaudited)
Net asset value beginning of period	$10.59	$12.34	$11.92	$10.00		$10.58		$12.34	$11.91	$10.00		$10.58		$12.34	$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.14 [a]	0.30 [a]	0.30 [a]	0.14	[a]	0.10	[a]	0.30 [a]	0.30 [a]	0.13	[a]	0.10	[a]	0.30 [a]	0.30 [a]	0.13	[a]
Net realized and unrealized gains/(losses) on investments	0.47	0.03	1.50	1.78		0.52		0.02	1.51	1.78		0.52		0.02	1.51	1.78
Total from investment operations	0.61	0.33	1.80	1.92		0.62		0.32	1.81	1.91		0.62		0.32	1.81	1.91
Less Distributions
Dividends from net investment income	(0.26)	(0.44)	(0.35)	—		(0.26)		(0.44)	(0.35)	—		(0.26)		(0.44)	(0.35)	—
Distributions from net realized capital gains[1]	(1.54)	(1.64)	(1.03)	—		(1.54)		(1.64)	(1.03)	—		(1.54)		(1.64)	(1.03)	—
Total distributions	(1.80)	(2.08)	(1.38)	—		(1.80)		(2.08)	(1.38)	—		(1.80)		(2.08)	(1.38)	—
Net asset value end of period	9.40	10.59	12.34	11.92		9.40		10.58	12.34	11.91		9.40		10.58	12.34	11.91
Net assets end of period (000s)	$23,989	$22,478	$26,393	$23,695		$15		$14	$14	$12		$15		$14	$14	$12
Ratios and Supplemental Data (%)
Total return	7.80%[b,d]	2.75%[b]	16.35%[b]	19.20%[b,d]		7.90%[b,d]		2.65%[b]	16.45%[b]	19.10%[b,d]		7.90%[b,d]		2.65%[b]	16.45%[b]	19.10%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—	—		0.25	[c]	0.25	0.25	0.30	[c]	0.37	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—	—	—		—		—	—	—		—		—	—	—
Ratio of net investment income to average net assets[f]	2.59 [a,c]	2.55 [a]	2.37 [a]	1.92	[a,c]	2.58	[a,c]	2.45 [a]	2.40 [a]	1.51	[a,c]	2.58	[a,c]	2.45 [a]	2.40 [a]	1.51	[a,c]
Portfolio turnover[g]	17 [d]	39	44	66	[d]	17	[d]	39	44	66	[d]	17	[d]	39	44	66	[d]
See page 67 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

63

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class					Administrative Class						Investor Class
	6-Month Period Ended April 30, 2012	Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010	2009[e]				2011	2010	2009[e]				2011	2010	2009[e]
	(Unaudited)					(Unaudited)						(Unaudited)
Net asset value beginning of period	$12.99	$13.55	$11.94	$10.00		$12.99		$13.54	$11.93	$10.00		$12.99		$13.54	$11.93	$10.00
Income from Investment Operations
Net investment income/(loss)	0.17 [a]	0.34 [a]	0.26 [a]	0.08	[a]	0.16	[a]	0.30 [a]	0.27 [a]	0.11	[a]	0.16	[a]	0.30 [a]	0.27 [a]	0.11	[a]
Net realized and unrealized gains/(losses) on investments	0.78	0.02	1.71	1.86		0.79		0.07	1.70	1.82		0.79		0.07	1.70	1.82
Total from investment operations	0.95	0.36	1.97	1.94		0.95		0.37	1.97	1.93		0.95		0.37	1.97	1.93
Less Distributions
Dividends from net investment income	(0.25)	(0.41)	(0.27)	—		(0.25)		(0.41)	(0.27)	—		(0.25)		(0.41)	(0.27)	—
Distributions from net realized capital gains[1]	(0.84)	(0.51)	(0.09)	—		(0.84)		(0.51)	(0.09)	—		(0.84)		(0.51)	(0.09)	—
Total distributions	(1.09)	(0.92)	(0.36)	—		(1.09)		(0.92)	(0.36)	—		(1.09)		(0.92)	(0.36)	—
Net asset value end of period	12.85	12.99	13.55	11.94		12.85		12.99	13.54	11.93		12.85		12.99	13.54	11.93
Net assets end of period (000s)	$2,822	$2,235	$1,300	$544		$16		$14	$14	$12		$16		$14	$14	$12
Ratios and Supplemental Data (%)
Total return	8.51%[b,d]	2.58%[b]	16.76%[b]	19.40%[b,d]		8.51%[b,d]		2.65%[b]	16.77%[b]	19.30%[b,d]		8.51%[b,d]		2.65%[b]	16.77%[b]	19.30%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—	—		0.25	[c]	0.25	0.25	0.30	[c]	0.37	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—	—	—		—		—	—	—		—		—	—	—
Ratio of net investment income to average net assets[f]	2.36 [a,c]	2.04 [a]	1.82 [a]	1.47	[a,c]	2.62	[a,c]	2.13 [a]	2.11 [a]	1.24	[a,c]	2.62	[a,c]	2.13 [a]	2.11 [a]	1.24	[a,c]
Portfolio turnover[g]	18 [d]	45	20	17	[d]	18	[d]	45	20	17	[d]	18	[d]	45	20	17	[d]

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class					Administrative Class						Investor Class
	6-Month Period Ended April 30, 2012	Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31
		2011	2010	2009[e]				2011	2010	2009[e]				2011	2010	2009[e]
	(Unaudited)					(Unaudited)						(Unaudited)
Net asset value beginning of period	$10.85	$11.95	$11.94	$10.00		$10.86		$11.96	$11.95	$10.00		$10.86		$11.96	$11.95	$10.00
Income from Investment Operations
Net investment income/(loss)	0.13 [a]	0.24 [a]	0.22 [a]	0.08	[a]	0.11	[a]	0.23 [a]	0.22 [a]	0.08	[a]	0.10	[a]	0.23 [a]	0.22 [a]	0.08	[a]
Net realized and unrealized gains/(losses) on investments	0.49	0.04	1.64	1.86		0.51		0.05	1.64	1.87		0.52		0.05	1.64	1.87
Total from investment operations	0.62	0.28	1.86	1.94		0.62		0.28	1.86	1.95		0.62		0.28	1.86	1.95
Less Distributions
Dividends from net investment income	(0.20)	(0.30)	(0.25)	—		(0.20)		(0.30)	(0.25)	—		(0.20)		(0.30)	(0.25)	—
Distributions from net realized capital gains[1]	(2.14)	(1.08)	(1.60)	—		(2.14)		(1.08)	(1.60)	—		(2.14)		(1.08)	(1.60)	—
Total distributions	(2.34)	(1.38)	(1.85)	—		(2.34)		(1.38)	(1.85)	—		(2.34)		(1.38)	(1.85)	—
Net asset value end of period	9.13	10.85	11.95	11.94		9.14		10.86	11.96	11.95		9.14		10.86	11.96	11.95
Net assets end of period (000s)	$16,398	$14,927	$16,379	$13,970		$16		$14	$14	$12		$16		$14	$14	$12
Ratios and Supplemental Data (%)
Total return	9.05%[b,d]	2.16%[b]	17.23%[b]	19.40%[b,d]		9.06%[b,d]		2.16%[b]	17.22%[b]	19.50%[b,d]		9.06%[b,d]		2.16%[b]	17.22%[b]	19.50%[b,d]
Ratio of total expenses to average net assets[f]	—	—	—	—		0.25	[c]	0.25	0.25	0.30	[c]	0.37	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—	—	—	—		—		—	—	—		—		—	—	—
Ratio of net investment income to average net assets[f]	2.36 [a,c]	1.96 [a]	1.81 [a]	1.06	[a,c]	2.40	[a,c]	1.93 [a]	1.82 [a]	0.91	[a,c]	2.40	[a,c]	1.93 [a]	1.82 [a]	0.91	[a,c]
Portfolio turnover[g]	15 [d]	45	28	70	[d]	15	[d]	45	28	70	[d]	15	[d]	45	28	70	[d]

The accompanying notes are an integral part of the Financial Statements.

64

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class						Administrative Class						Investor Class
	6-Month Period Ended April 30, 2012		Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31
			2011	2010	2009[e]				2011	2010	2009[e]				2011	2010	2009[e]
	(Unaudited)						(Unaudited)						(Unaudited)
Net asset value beginning of period	$12.85		$13.67	$11.91	$10.00		$12.85		$13.67	$11.91	$10.00		$12.85		$13.67	$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.14	[a]	0.25 [a]	0.18 [a]	0.04	[a]	0.14	[a]	0.22 [a]	0.19 [a]	0.05	[a]	0.14	[a]	0.22 [a]	0.19 [a]	0.05	[a]
Net realized and unrealized gains/(losses) on investments	0.85		0.05	1.86	1.87		0.85		0.08	1.85	1.86		0.85		0.08	1.85	1.86
Total from investment operations	0.99		0.30	2.04	1.91		0.99		0.30	2.04	1.91		0.99		0.30	2.04	1.91
Less Distributions
Dividends from net investment income	(0.19)		(0.29)	(0.18)	—		(0.19)		(0.29)	(0.18)	—		(0.19)		(0.29)	(0.18)	—
Distributions from net realized capital gains[1]	(1.24)		(0.83)	(0.10)	—		(1.24)		(0.83)	(0.10)	—		(1.24)		(0.83)	(0.10)	—
Total distributions	(1.43)		(1.12)	(0.28)	—		(1.43)		(1.12)	(0.28)	—		(1.43)		(1.12)	(0.28)	—
Net asset value end of period	12.41		12.85	13.67	11.91		12.41		12.85	13.67	11.91		12.41		12.85	13.67	11.91
Net assets end of period (000s)	$1,597		$1,209	$880	$487		$16		$14	$14	$12		$16		$14	$14	$12
Ratios and Supplemental Data (%)
Total return	9.54	%[b],d	1.97%[b]	17.38%[b]	19.10%[b,d]		9.54	%[b],d	1.97%[b]	17.37%[b]	19.10%[b,d]		9.54	%[b],d	1.97%[b]	17.37%[b]	19.10%[b,d]
Ratio of total expenses to average net assets[f]	—		—	—	—		0.25	[c]	0.25	0.25	0.30	[c]	0.37	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—		—	—	—		—		—	—	—		—		—	—	—
Ratio of net investment income to average net assets[f]	2.13	[a],c	1.50 [a]	1.27 [a]	0.68	[a,c]	2.21	[a],c	1.50 [a]	1.43 [a]	0.55	[a,c]	2.21	[a],c	1.50 [a]	1.43 [a]	0.55	[a,c]
Portfolio turnover[g]	9	[d]	59	32	15	[d]	9	[d]	59	32	15	[d]	9	[d]	59	32	15	[d]

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class						Administrative Class						Investor Class
	6-Month Period Ended April 30, 2012		Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31				6-Month Period Ended April 30, 2012		Year Ended October 31
			2011	2010	2009[e]				2011	2010	2009[e]				2011	2010	2009[e]
	(Unaudited)						(Unaudited)						(Unaudited)
Net asset value beginning of period	$11.75		$13.06	$11.91	$10.00		$11.75		$13.06	$11.91	$10.00		$11.75		$13.06	$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.13	[a]	0.20 [a]	0.18 [a]	0.05	[a]	0.12	[a]	0.19 [a]	0.18 [a]	0.05	[a]	0.12	[a]	0.19 [a]	0.18 [a]	0.05	[a]
Net realized and unrealized gains/(losses) on investments	0.64		0.06	1.80	1.86		0.65		0.07	1.80	1.86		0.65		0.07	1.80	1.86
Total from investment operations	0.77		0.26	1.98	1.91		0.77		0.26	1.98	1.91		0.77		0.26	1.98	1.91
Less Distributions
Dividends from net investment income	(0.17)		(0.24)	(0.19)	—		(0.17)		(0.24)	(0.19)	—		(0.17)		(0.24)	(0.19)	—
Distributions from net realized capital gains[1]	(2.15)		(1.33)	(0.64)	—		(2.15)		(1.33)	(0.64)	—		(2.15)		(1.33)	(0.64)	—
Total distributions	(2.32)		(1.57)	(0.83)	—		(2.32)		(1.57)	(0.83)	—		(2.32)		(1.57)	(0.83)	—
Net asset value end of period	10.20		11.75	13.06	11.91		10.20		11.75	13.06	11.91		10.20		11.75	13.06	11.91
Net assets end of period (000s)	$15,106		$14,620	$15,950	$13,852		$16		$14	$14	$12		$16		$14	$14	$12
Ratios and Supplemental Data (%)
Total return	9.98	%[b],d	1.64%[b]	17.29%[b]	19.10%[b,d]		9.96	%[b],d	1.64%[b]	17.29%[b]	19.10%[b,d]		9.96	%[b],d	1.64%[b]	17.29%[b]	19.10%[b,d]
Ratio of total expenses to average net assets[f]	—		—	—	—		0.25	[c]	0.25	0.25	0.30	[c]	0.37	[c]	0.37	0.37	0.45	[c]
Ratio of net expenses to average net assets[f]	—		—	—	—		—		—	—	—		—		—	—	—
Ratio of net investment income to average net assets[f]	2.18	[a],c	1.47 [a]	1.38 [a]	0.68	[a,c]	2.08	[a],c	1.43 [a]	1.38 [a]	0.56	[a,c]	2.08	[a],c	1.43 [a]	1.38 [a]	0.56	[a,c]
Portfolio turnover[g]	14	[d]	34	28	32	[d]	14	[d]	34	28	32	[d]	14	[d]	34	28	32	[d]

See page 67 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

65

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

1	Includes both short-term and long-term capital gains.

a	Reflects the Distributor’s and Transfer Agent’s waiver, if any, or its 12b-1 and transfer agency fees, respectively.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period January 2, 2009 (inception) through October 31, 2009.

f	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.

g	Amounts do not include the activity of the underlying funds.

The accompanying notes are an integral part of the Financial Statements.

66

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2012 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios. The portfolios covered by this report include a series of ten target retirement funds: Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund and Harbor Target Retirement 2050 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or the “Target Retirement Funds”). The Funds invest in a combination of other funds of the Trust (the “Underlying Funds”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds. The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

The assets of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, level transfer activity, and a Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

67

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Description of the Underlying Funds

In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.

Investment Transactions and Income

Securities transactions are accounted for on the trade date (the day the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund. Expenses included in the accompanying financial statements reflect the expenses of each Target Retirement Fund and do not include any expenses associated with the Underlying Funds.

Class Allocations

Income and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. The 12b-1 and transfer agent fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned. All investment transactions for the Funds are in affiliated Underlying Funds. The Underlying Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated.

Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all

68

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

open tax years (in particular, the tax years ended October 31, 2009 and 2010), including positions expected to be taken upon filing the 2011 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements.

Related Parties

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At April 30, 2012, each Fund held less than 10% of the outstanding shares of each Underlying Fund and the Funds, in aggregate, held 11% of Harbor Global Value Fund and 20% of Harbor Global Growth Fund.

New Accounting Pronouncements

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (“ASU 2011-04”), with the goal of convergence with the International Accounting Standards Board guidance on fair value measurements and disclosures. ASU 2011-04 will require additional disclosures and detail about the circumstances surrounding transfers between securities classified as Level 1 and Level 2 and all securities classified as Level 3. ASU 2011-04 will become effective for interim and annual periods beginning after December 15, 2011. Management is evaluating the implications of this pronouncement and the impact it will have on the Funds’ disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of the Underlying Funds’ shares for the six-month period ended April 30, 2012 are as follows:

	Purchases	Sales
Harbor Target Retirement Income Fund	$2,409	$2,804
Harbor Target Retirement 2010 Fund	848	989
Harbor Target Retirement 2015 Fund	3,357	2,557
Harbor Target Retirement 2020 Fund	4,346	3,733
Harbor Target Retirement 2025 Fund	1,266	1,199
Harbor Target Retirement 2030 Fund	4,214	3,993
Harbor Target Retirement 2035 Fund	861	459
Harbor Target Retirement 2040 Fund	2,684	2,322
Harbor Target Retirement 2045 Fund	405	120
Harbor Target Retirement 2050 Fund	2,126	2,761

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.

An advisory agreement for the Funds was in effect during the six-month period ended April 30, 2012. Pursuant to this agreement, Harbor Capital pays all direct expenses of each Fund, excluding: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees.

69

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the six-month period ended April 30, 2012. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.00% of the average daily net assets of all Administrative Class shares.
Investor Class	0.12% of the average daily net assets of all Investor Class shares.

Harbor Services Group voluntarily waived its transfer agent fees for the Target Retirement Funds during the six-month period ended April 30, 2012. Fees incurred and the related waiver for these transfer agent services are shown on each Fund’s Statement of Operations.

70

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Shareholders

On April 30, 2012, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Target Retirement Income Fund	6,942	1,388	1,388	9,718	0.0%
Harbor Target Retirement 2010 Fund	6,401	1,280	1,280	8,961	0.0%
Harbor Target Retirement 2015 Fund	6,427	1,286	1,286	8,999	0.0%
Harbor Target Retirement 2020 Fund	7,247	1,450	1,450	10,147	0.0%
Harbor Target Retirement 2025 Fund	6,059	1,212	1,212	8,483	0.0%
Harbor Target Retirement 2030 Fund	28,471	1,634	1,634	31,739	0.0%
Harbor Target Retirement 2035 Fund	13,415	1,208	1,208	15,831	0.1%
Harbor Target Retirement 2040 Fund	8,539	1,708	1,708	11,955	0.0%
Harbor Target Retirement 2045 Fund	25,355	1,258	1,258	27,871	0.2%
Harbor Target Retirement 2050 Fund	11,104	1,531	1,531	14,166	0.0%

Independent Trustees

The Independent Trustees received no remuneration from the Target Retirement Funds for the six-month period ended April 30, 2012.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2012 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Target Retirement Income Fund	$15,485	$555	$(9)	$546
Harbor Target Retirement 2010 Fund	3,556	129	(3)	126
Harbor Target Retirement 2015 Fund	11,476	340	(22)	318
Harbor Target Retirement 2020 Fund	26,142	1,344	(38)	1,306
Harbor Target Retirement 2025 Fund	5,817	257	(19)	238
Harbor Target Retirement 2030 Fund	22,251	1,822	(54)	1,768
Harbor Target Retirement 2035 Fund	2,689	172	(7)	165
Harbor Target Retirement 2040 Fund	14,379	2,116	(65)	2,051
Harbor Target Retirement 2045 Fund	1,538	100	(9)	91
Harbor Target Retirement 2050 Fund	12,633	2,589	(84)	2,505

71

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—SUBSEQUENT EVENTS

The Harbor Funds Board of Trustees, on behalf of Harbor Large Cap Value Fund, has appointed Aristotle Capital Management, LLC (“Aristotle”), a registered investment adviser, to serve as the Fund’s subadviser effective May 25, 2012. Causeway replaces Cohen and Steers Capital Management, Inc. as subadviser to Harbor Large Cap Value Fund. Howard Gleicher is the portfolio manager of the Fund.

The Harbor Funds Board of Trustees, on behalf of Harbor Global Value Fund, has appointed Causeway Capital Management LLC (“Causeway”), a registered investment adviser, to serve as the Fund’s subadviser effective May 25, 2012. Causeway replaces Pzena Investment Management, LLC as subadviser to Harbor Global Value Fund. The Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Kevin Durkin and Conor Muldoon.

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Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2011 through April 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2011)	Ending Account Value (April 30, 2012)
Harbor Target Retirement Income
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,057.10
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,058.20
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,058.20
Hypothetical (5% return)		$0.00		$1,000	$1,024.86

73

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2011)	Ending Account Value (April 30, 2012)
Harbor Target Retirement 2010
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,060.00
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,060.00
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,060.00
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2015
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,064.50
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,064.50
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,064.50
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2020
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,068.70
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,069.80
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,068.70
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2025
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,072.00
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,072.00
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,072.00
Hypothetical (5% return)		$0.00		$1,000	$1,024.86

74

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2011)	Ending Account Value (April 30, 2012)
Harbor Target Retirement 2030
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,078.00
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,079.00
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,079.00
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2035
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,085.10
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,085.10
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,085.10
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2040
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,090.50
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,090.60
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,090.60
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2045
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,095.40
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,095.40
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,095.40
Hypothetical (5% return)		$0.00		$1,000	$1,024.86

75

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (November 1, 2011)	Ending Account Value (April 30, 2012)
Harbor Target Retirement 2050
Institutional Class	0.00%
Actual		$0.00		$1,000	$1,099.80
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,099.60
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,099.60
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Transfer agent fees and 12b-1 fees have been waived for the reporting period.

76

Harbor Target Retirement Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE HARBOR TARGET RETIREMENT FUNDS

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held February 12, 13 and 14, 2012 (the “Meeting”), the Trustees considered and approved the continuation of an Investment Advisory Agreement with Harbor Capital Advisors, Inc., (the “Adviser”), on behalf of the ten Harbor Target Retirement Funds (each, a “Target Retirement Fund” and collectively, the “Target Retirement Funds”), each a series of the Trust.

In evaluating the Target Retirement Funds’ Investment Advisory Agreement, the Trustees reviewed materials furnished by the Adviser, including information about its affiliates, personnel, and operations and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreement, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement were fair and reasonable and approved the continuation for a one-year period of the Investment Advisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of the Target Retirement Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreement were the following:

•

the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who provide services to the Target Retirement Funds;

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Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Target Retirement Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Target Retirement Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Target Retirement Funds’ principal underwriter, on such profitability;

•

while no fees are charged by the Adviser for investment advisory services, the fact that the Adviser benefits from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such funds by the Target Retirement Funds;

•	the fees and expense ratios of each Target Retirement Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Target Retirement Fund in comparison to peer funds and the impact of the Funds’ glidepaths on relative performance;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Target Retirement Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Target Retirement Funds;

•	information received at regular meetings throughout the year related to Target Retirement Fund performance and services rendered by the Adviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Target Retirement Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Nature, Scope and Extent of Services

The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Target Retirement Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate.

Harbor Target Retirement Funds. In consideration of the Investment Advisory Agreement for each Target Retirement Funds (inception date of January 2, 2009 for each Target Retirement Fund), the Trustees noted that Lipper had selected 13 peer complexes’ target date funds as peers for the Target Retirement Funds that Lipper believes are the most comparable to the Target Retirement Funds. These 13 peer complexes are: Allianz Global Investors Solutions Funds, BlackRock Lifecycle Prepared Portfolios, Fidelity Advisor Freedom Funds, Franklin Templeton Retirement Target Funds, JPMorgan SmartRetirement Funds, Legg Mason Partners Target Retirement Funds, MainStay Retirement Funds, MFS Lifetime Funds, Oppenheimer LifeCycle Funds, Russell Strategy Funds, Schwab Target Funds, T. Rowe Price Retirement Funds and USAA Target Retirement Funds. The Trustees further noted that the performance analysis conducted by Lipper included these 13 selected peers, as applicable, as the performance group and all target date funds as the performance universe.

The Trustees discussed the expertise of the Adviser in managing assets generally and in the target retirement asset class specifically, noting that the Adviser had maintained risk-based asset allocation options for retirement plans sponsored by its former corporate parent and other clients for more than 15 years prior to the 2009 launch of the Target Retirement Funds. The Trustees noted that the Target Retirement Funds totaled $114.7 million in assets, out of a firm-wide total of approximately $57.7 billion in assets under management as of December 31, 2011.

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Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

The Trustees discussed the relatively short time period since the inception of the Target Retirement Funds. They also noted that the glidepaths for the Target Retirement Funds are generally more conservative compared to the peer funds in that the equity exposure for the Target Retirement Funds declines more steeply than it does in other target date fund families. The Trustees considered how periods of strong equity market performance would negatively impact the performance of the Target Retirement Funds relative to their more aggressively positioned peer funds. The Trustees also considered the fact that the Adviser charged no management fee to the Funds and the extent to which the Adviser was waiving fees and/or reimbursing each of the Target Retirement Fund’s expenses and acknowledged that the waivers/reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing the Target Retirement Funds was negative.

The Trustees analyzed the Institutional Class performance and class-by-class expenses of each Target Retirement Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds), as well as Lipper comparisons of underlying fund expenses, and made certain observations and findings as to each Fund as noted below.

Harbor Target Retirement Income Fund. The Trustees noted the Fund’s outperformance relative to its universe median for the one-year period ended December 31, 2011 and the Fund’s underperformance relative to its universe median for the since inception period ended December 31, 2011 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were above the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle of its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2010 Fund. The Trustees noted the Fund’s outperformance relative to its universe median for the one-year period ended December 31, 2011 and the Fund’s underperformance relative to its universe median for the since inception period ended December 31, 2011 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the second lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2015 Fund. The Trustees noted the Fund’s outperformance relative to its universe median for the one-year period ended December 31, 2011 and the Fund’s underperformance relative to its universe median for the since inception period ended December 31, 2011 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the third lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2020 Fund. The Trustees noted the Fund’s outperformance relative to its universe median for the one-year period ended December 31, 2011 and the Fund’s underperformance relative to its universe median for the since inception period ended December 31, 2011 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the fourth lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2025 Fund. The Trustees noted the Fund’s outperformance relative to its universe median for the one-year period ended December 31, 2011 and the Fund’s underperformance relative to its universe median for the since inception period ended December 31, 2011 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the second lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2030 Fund. The Trustees noted the Fund’s outperformance relative to its Lipper universe medians for each of the one-year and since inception periods ended December 31, 2011. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the third lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

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Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Harbor Target Retirement 2035 Fund. The Trustees noted the Fund’s outperformance relative to its Lipper universe medians for each of the one-year and since inception periods ended December 31, 2011. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the second lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2040 Fund. The Trustees noted the Fund’s underperformance relative to its Lipper universe medians for each of the one-year and since inception periods ended December 31, 2011. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the fifth lowest in its peer group. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2045 Fund. The Trustees noted the Fund’s underperformance relative to its Lipper universe medians for each of the one-year and since inception periods ended December 31, 2011. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were at the peer group median. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Harbor Target Retirement 2050 Fund. The Trustees noted the Fund’s underperformance relative to its universe medians for each of the one-year and since inception periods ended December 31, 2011 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were at the peer group median. The actual total expense ratios of the Fund’s Institutional, Administrative and Investor Classes were below the peer group and universe medians.

Advisory Fees and Profitability

The Trustees noted that the Adviser receives no fee from any of the Target Retirement Funds for the Adviser’s services in allocating the Target Retirement Funds’ assets among shares of the other Harbor Funds. They also noted that the Adviser benefits indirectly from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such funds by the Target Retirement Funds and that the Board considers the issue of the Adviser’s profitability in operating these underlying funds at least annually as part of its annual investment advisory contract review process with respect to all of the Harbor Funds. The Board also noted that the Adviser was waiving fees and/or reimbursing a portion of each of the Target Retirement Fund’s expenses and that the Adviser was incurring a loss in operating the Target Retirement Funds.

Economies of Scale

As the Adviser does not receive a fee from any of the Target Retirement Funds for the Adviser’s services, the Trustees determined that it was unnecessary to consider economies of scale in this context. However, given that the Adviser benefits from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds, the Board noted that it considers the issue of breakpoints in the Harbor Funds’ fee schedules at least annually as part of its annual investment contract review process for all of the underlying Harbor Funds.

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Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2012)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (67) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-present): Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-present).	29	None

Donna J. Dean (60) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (1973-Present).	29	None

John P. Gould (73) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); and Director of Unext.com (Internet based education company) (1999-2006).	29	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (65) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); and Advisory Director of Berkshire Partners (a private equity firm) (2002-Present).	29	Director of FiberTower Corporation (2002-Present) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (71) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	29	None
INTERESTED TRUSTEE

David G. Van Hooser (65)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer and Treasurer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None
TRUSTEE EMERITUS**

Howard P. Colhoun (76) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	29	None

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Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE***
Charles F. McCain (42) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer
(2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (40) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President lnternal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (37) Vice President, Secretary and AML Compliance Officer	Since 2007	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (43) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (53) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (59) Assistant Secretary 33 Arch Street, Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2012. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

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THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

83

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified Index and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays Capital U.S. Aggregate Bond Index—The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays Capital U.S. TIPS Index—The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

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Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MCSI Emerging Markets Index—The MCSI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

85

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

86

Glossary—Continued

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

SDR—SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities. SDRs are issued by either U.S. or non-U.S. banking organizations.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

87

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

HARBOR FUNDS and the Lighthouse Design are Reg. U.S. Pat. & Tm. Off.	FD.SAR.TR.0412

ITEM 2 – CODE OF ETHICS

Not applicable.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – INVESTMENTS

(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES

(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act [17 CFR 270.30a-2(a)] is attached hereto.

(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed this 26th day of June, 2012 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By: /s/ David G. Van Hooser
David G. Van Hooser Chairman, President and Trustee (Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David G. Van Hooser David G. Van Hooser	Chairman, President and Trustee (Principal Executive Officer)	June 26, 2012

By: /s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	June 26, 2012

Exhibit Index

Number	Description
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act [17 CFR 270.30a-2(a)].

99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act [17 CFR 270.30a-2(a)].

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).